[GRAPHIC:  PHOTO COLLAGE - COMPUTER          Nations Convertible
       CHIP/OYSTER SHELL]                    Securities Fund

                                             Nations Balanced
                                             Assets Fund

                                             Nations Asset
                                             Allocation Fund

                                             Nations Equity
                                             Income Fund

                                             Nations Value Fund

                                             Nations Marsico
                                             Growth & Income Fund

                                             Nations
                                             Blue Chip Fund

                                             Nations Strategic
                                             Growth Fund

                                             Nations Capital
                                             Growth Fund

                                             Nations Aggressive
                                             Growth Fund

                                             Nations Marsico
                                             Focused Equities Fund

                                             Nations MidCap
                                             Growth Fund

                                             Nations Marsico
                                             21st Century Fund

                                             Nations Small
                                             Company Fund




STOCK FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2001


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2001 marked one of the most difficult periods for investors in recent memory. As an investor, you've probably asked yourself many times over "When will it end?" The U.S. stock market has taken investors on a very wild ride during the past year and, more so, during the first quarter of 2001. After reaching all-time highs in early 2000, each of the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index (Nasdaq)(1) -- all ended the year 2000 in negative territory. To make matters worse, after some modest gains in January 2001, each of these indexes declined to levels not seen since 1998. It was the first time in a long time that both the S&P 500 and Nasdaq entered bear market territory -- defined by a loss of more than 20% from an index's 52-week high.

                           International stock markets also felt the impact of the U.S. economic slowdown. The year 2000 marked the first time since 1992 that international stocks -- represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
                           (EAFE) Index(2) -- finished the year in the minus column, down 14%. Bond investors were the only group to have anything to cheer about, as bonds -- represented by the Lehman Aggregate Bond Index(3) -- ended 2000 ahead of the S&P 500 by more than 20%. Not only that, it was the first time in a decade that bonds outperformed stocks.

                           Now more than ever we need to be reminded of the fact that investing generally is a long-term proposition -- one that requires patience and perseverance during volatile times. With that long-term view in mind, here are some points to note.

                           DOWNTURNS CAN ALSO EQUAL OPPORTUNITY
                           While many stocks were flying high in 1999 and 2000, especially in the technology sector, several Wall Street experts were warning that many of these stocks were overvalued. This warning has now come to fruition, as many of these high-flying growth stocks of yesterday now appear to be today's value opportunities. We've always been told to "buy low" and now may be a good opportunity to buy some of the most widely regarded companies in corporate America at a discount.

                           DIVERSIFICATION IS KEY
                           A carefully selected portfolio of stocks, bonds and money market instruments is a sensible way to reduce some of the risk associated with investing. Since different investments respond differently to the same economic conditions, we believe it makes even more sense to maintain a diversified portfolio through uncertain times. It's times like these that can prove the effectiveness of asset allocation.

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an index consisting of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. All indexes are unmanaged and unavailable for investment.

                           (2)The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           (3)The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate
                           Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index, and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           BRIGHTER DAYS MAY BE AHEAD
                           The U.S. economy has been slowing down and we think it will continue to do so for the near future. In addition, the markets will continue to be rocked by reports of lower corporate earnings. However, the Federal Reserve Board has done its part in aiding the economy by reducing interest rates aggressively this year. The markets react to this sort of news almost instantly, but it's important to note that rate cuts take time to have a lasting effect on the economy -- some times up to four quarters before any real impact can be measured.

                           Please read through your report to see what your Managers of Distinction have to say about the markets, the economy and how your investment in Nation Funds has fared over the past 12 months. We encourage you to then have a conversation with your investment professional to discuss how you can take advantage of the current market environment as it relates to your long-term investment goals.

                           We remain committed to providing you with world-class investment management and competitive products to help you reach your long-term goals. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /S/ ROBERT H. GORDON
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2001

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEWS                                              3
                                     PORTFOLIO COMMENTARY
                                     Nations Convertible Securities Fund                             7
                                     Nations Balanced Assets Fund                                   11
                                     Nations Asset Allocation Fund                                  17
                                     Nations Equity Income Fund                                     23
                                     Nations Value Fund                                             28
                                     Nations Marsico Growth & Income Fund                           33
                                     Nations Blue Chip Fund                                         40
                                     Nations Strategic Growth Fund                                  44
                                     Nations Capital Growth Fund                                    49
                                     Nations Aggressive Growth Fund                                 54
                                     Nations Marsico Focused Equities Fund                          59
                                     Nations MidCap Growth Fund                                     66
                                     Nations Marsico 21st Century Fund                              71
                                     Nations Small Company Fund                                     77
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       82
                                     Statements of operations                                      126
                                     Statements of changes in net assets                           130
                                     Schedules of capital stock activity                           136
                                     Financial highlights                                          150
                                     Notes to financial statements                                 178
                                     Statement of net assets -- Nations Master Investment Trust    190
                                       Nations Marsico Growth & Income Master Portfolio            190
                                       Nations Blue Chip Master Portfolio                          192
                                       Nations Marsico Focused Equities Master Portfolio           196
                                     Statement of operations                                       198
                                     Statement of changes in net assets                            199
                                     Supplementary data                                            199
                                     Notes to financial statements                                 200

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS
                                RECOGNIZED FOR                         [DALBAR LOGO]
                                OUTSTANDING
                                INTERMEDIARY AND                       DALBAR, Inc. is a well-respected
                                SHAREHOLDER SERVICE                    research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE INVESTMENT PROFESSIONALS       financial services industry.
                                AND SHAREHOLDERS WITH THE HIGHEST
                                LEVEL OF SERVICE IN THE MUTUAL FUND
                                INDUSTRY, NATIONS FUNDS RECEIVED
                                BOTH THE DALBAR INTERMEDIARY
                                SERVICE AWARD AND MUTUAL FUND
                                SERVICE AWARD IN 2000.
                            ------------------------------------------------------------------------------

                     [This page intentionally left blank.]

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           The U.S. economy slowed dramatically in the year ended March 31, 2001, which weighed heavily on corporate profit performance and stock prices. The pendulum in the equity market swung from euphoria to pessimism, with hard-hit technology stocks responsible for much of the pull. Conversely, the fixed-income market recorded impressive gains, as weary investors scrambled for the security and liquidity of bonds.

                           The stock market's performance during the past year was hardly uniform. The Standard & Poor's 500 Composite Stock Price Index** suffered a 22% loss in total return over the 12-month period, while the tech-heavy Nasdaq Composite Index*** plummeted 60%. Value strategies generally trumped growth approaches, reversing the trend of the past four years and highlighting the importance of diversification.

                           While the broad market suffered a setback over the past year, investors achieved double-digit rates of return in several sectors, including utilities, transportation, consumer staples, health care and financial services. The energy sector also yielded a positive return. Joining the technology sector in the red were basic materials, capital goods, consumer cyclicals and communications.

                           Fixed-income products provided a safe haven for investors, as slowing economic activity, interest-rate cuts by the Federal Reserve Board, and a strong U.S. dollar drove bond prices higher. Both U.S. Treasury securities and corporate bonds delivered double-digit returns to their holders in the 12 months ending March 31, 2001.

                           The performance of the U.S. economy provided the backdrop for this rapid change in market sentiment. U.S. real GDP (gross domestic product) growth skidded from an explosive 8% at the end of 1999 to a mere 1% at the close of 2000. Three primary forces caused the slowdown: the Fed's aggressive tightening of interest rates to contain inflationary pressures; a sharp run-up in energy prices; and a rapid response by companies to control inventories amidst slowing consumer demand. As 2001 began, companies started to pare back earnings expectations, leaving investors questioning when a turning point might appear.

                           The abrupt slowdown in the economy caught everyone, even the Federal Reserve, by surprise. To arrest a possible slide into recession, U.S. monetary policymakers slashed interest rates by a full 150 basis points -- or one and one-half percent -- in the first quarter of 2001.+ Other interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The yield on 10-

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +Since March 31, 2001, the Federal Reserve Board reduced the Federal Funds rate by 1.00%.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           year Treasury notes plummeted to less than 5.00% in March 2001 from around 6.25% a year earlier.

                           The tight linkages among various countries and the dominance of U.S. multinational companies have caused the effects of the U.S. economic slowdown to be felt worldwide. The capital markets in Asia, Europe and Latin America have all reflected the weakening demand from U.S. consumers and businesses. The world has managed to escape a global economic crisis during the past year, however, despite a major devaluation by Turkey, a recession in Argentina and growing weakness in Japan. Meanwhile, the ongoing strength of the U.S. dollar has reflected global investors' confidence in the long-term prospects of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2001 began, questions persisted as to whether the U.S. economy was headed for recession. While the manufacturing sector experienced a severe decline, with weakness spreading to other areas, housing remained strong and auto sales have performed better than expected. Some of the key forces causing the economic weakness have also, at least partially, reversed course. Monetary policy has shifted to an active easing, crude oil and natural gas prices have receded from their highs, and the inventory correction is well underway.

                           While it appears that a recession may still be avoided, significant risks persist. Concerns about the job market could cause consumers to be more frugal; companies could make aggressive cuts in capital spending or global weakness could intensify. Nevertheless, in our view, the U.S. economy should be able to recover by the end of 2001.

                           Look for inflation to remain relatively subdued, which will be welcome news for investors. Although the current slowdown may temper near-term productivity performance, we believe longer-term trends will remain favorable.

                           U.S. economic policy should work to help restore better growth rates. The Federal Reserve Board can be expected to reduce interest rates until the economy shows clear signs of stabilizing. Proposed tax cuts should provide some relief to consumers and businesses.

                           We anticipate corporate profit numbers to be extremely weak in the first half of 2001, but look forward to better numbers late in the year and into 2002. The stock market may begin to reflect better expectations well before they actually materialize.

                           On balance, the transition of a $10 trillion U.S. economy from a track of extremely rapid to more sustainable growth has been treacherous. However, we look for better news to unfold over the next 12 months. Investors who are diversified and retain a long-term investment horizon may find a number of rewarding opportunities in the coming year.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2001

ECONOMIC OVERVIEW
MARSICO CAPITAL MANAGEMENT, LLC

                           THE YEAR IN REVIEW.

                           While the investment experience of the past year has been undeniably difficult, we would underscore the fact that we continue to have an overall positive long-term investment outlook. As you may know, an important aspect of our investment process relates to the formulation of a macroeconomic outlook; we believe this view helps create a strategic backdrop for actual portfolio construction.

                           In our opinion, there are a number of positive underlying factors in the U.S. economy. These factors include lower interest rates, constrained inflation, budget surpluses and productivity gains.

                           While we acknowledge that the recent interest rate cuts by the Federal Reserve Board (the Fed) will take some time to be "felt" by the economy, we believe these reductions, which totaled 150 basis points* thus far for calendar year 2001, could provide a more favorable valuation profile for the overall stock market. It is our expectation, given continuing evidence that inflation remains restrained that the Fed will likely reduce interest rates even further.

                           Inflation expectations, we have found, largely drive interest rates. When we review our proprietary research on the economy and individual companies, we come to the conclusion that overall inflation remains quite benign. From our meetings with company managements, we see many signs that labor markets are loosening. As a result, there continues to be very little pressure on unit labor costs and wage gains have been constrained overall. In addition from a pricing standpoint, few companies have demonstrated an ability to make price increases stick. We would also note that commodity prices, with the exception of energy, are generally stable or lower.

                           In our opinion, the greatest concern investors appear to be facing, as we go to press with this letter, is whether or not the U.S. economy is entering a recession. While growth has slowed dramatically from the levels seen in the last several years, we believe the economy can avoid falling into recession. We would note that the economy still expanded 2 percent in the first quarter of calendar 2001. Also previous recessions in the 80s and 90s were led by a slow down in consumer spending. This time businesses have slowed spending while the consumer has continued to support the economy, as shown by strong auto sales so far this year.

                           Much of the slow down in business spending is related to telecommunications equipment and technology. The deregulation of the local telephone industry in 1996 coupled with the rise of the Internet drove demand for larger "pipelines" to deliver voice, data and video traffic. However, as the promise of the Internet cooled and financing dried up, inventories began to build throughout the technology sector. As a result we have seen reversals of fortune among former growth stock favorites such as JDS Uniphase, Cisco Systems and Corning.

                           We worry that the slowdown in the tech sector has had a ripple effect on the overall economy and has affected consumer confidence. However, excess inventories appear to have already begun to be worked down quite rapidly. The value of goods

                           *The Federal Reserve Board cut interest rates an additional 50 basis points on April 18, 2001.

                           Source for statistical information -- Marsico Capital Management, LLC

ECONOMIC OVERVIEW
MARSICO CAPITAL MANAGEMENT, LLC

                           and services in the first quarter of calendar 2001, for instance, fell $7.1 billion. This is the first decline since the end of the last recession in 1991.

                           With the economy still sluggish, we expect the Federal Reserve Board to maintain its easing bias over the next several months. This gives us hope that as inventories come into equilibrium with demand and as corporate earnings begin to overlap with easier comparisons later this year and next, the tone of the equity markets will become more positive.

                           While the past year has been difficult for growth stock managers, our research staff and I continue to work hard looking for well-managed growth companies selling at attractive prices.

                           THOMAS F. MARSICO
                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           MARSICO CAPITAL MANAGEMENT, LLC

                           March 31, 2001

NATIONS CONVERTIBLE SECURITIES FUND
INCOME STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Income        Nations Convertible Securities Fund is designed to be a
Strategies Team of Banc of America       moderate way to invest in convertible securities. We try to
Capital Management, Inc.,                maintain a portfolio of convertibles that have balanced
investment sub-adviser to the            risk/reward characteristics. This means as individual issues
Fund.                                    rise in price, we replace them with other issues selling
INVESTMENT OBJECTIVE                     closer to par. We believe this tends to keep volatility
The Fund seeks to provide                dampened and the Fund's yield above the yields of the
investors with a total investment        popular indexes.
return, comprised of current             Our philosophy is to try to run a somewhat conservative
income and capital appreciation,         equity vehicle with a current income above the overall yield
consistent with prudent investment       of stocks in general, but with some appreciation potential.
risk.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
PERFORMANCE REVIEW                       CONDITIONS OF THE LAST 12 MONTHS?
For the 12-month period ended            For the twelve months ended March 31, 2001, the Fund
March 31, 2001, Nations                  (Investor A Shares) was down 7.88%. This compared quite
Convertible Securities Fund              favorably to the Credit Suisse First Boston (CSFB)
Investor A Shares provided               Convertible Securities Index***, which was down 18.82%, and
shareholders with a total return         the Lipper Convertible Securities Funds Average+, which was
of -7.88%.**                             down 15.31%. This performance was due to our underweighting in technology, and overweight in finance and utilities,
                                         areas that benefited from the Federal Reserve Board's (the
                                         Fed) easing interest rates.

                                         WHAT ADJUSTMENTS WERE MADE TO THE FUND AS A RESULT OF THE
                                         STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?
                                         We did not make any major changes to our strategy in the
                                         first quarter of 2001. As stock prices pull back, the fixed income characteristics of convertible securities come into play, providing a price floor which allows the price of
                                         convertibles to hold up better, in general, than the
                                         underlying stock. Also, if the Federal Reserve Board
                                         continues the trend of lowering rates, the fixed-income
                                         floor that provides

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Credit Suisse First Boston (CSFB) Convertible Securities Index is an unmanaged, market-weighted index of convertible securities that meet minimum quality and liquidity criteria. It is unavailable for investment.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE SECURITIES FUND
INCOME STRATEGIES TEAM COMMENTARY continued

                                         this support tends to rise in value, providing more support.
                                         For example, in the first quarter of the year, the Fund was off 8%, while the Standard & Poor's 500 Composite Stock
                                         Price Index (S&P 500)++ was off 11.85%.

                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?+++
                                         We were overweighted in utilities, finance, health care and energy -- all of these areas did well versus the S&P 500.
                                         The problems in California highlighted strong demand for
                                         natural gas and electric power, and EOG Resources, a natural gas provider, saw its preferred stock go from $19.50 to
                                         $39.60 over the course of the year. The Fund also held
                                         Calpine Capital Trust III, a generating company with plants feeding California's power needs. Another issue of that
                                         company which the Fund owned appreciated 40% in the last
                                         eight months of the period. Financial issues also did well as rates fell. Two insurance preferreds, ACE Ltd. and
                                         Metlife Capital Trust I, both appreciated over 50%.

                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Last year was the mirror of the year before. Technology and telecoms were the worst performers, after being leaders in the year 2000. We believed there would be a technology let down after Y2K activity, so we actively sold these issues, as they became equity sensitive. This risk control measure really helped performance. Issues such as Corning Inc.,
                                         Comverse Technology, Inc., and Cypress Semiconductor
                                         Corporation saw their stocks fall 40% to 70% in just the
                                         five months from November to March. But the convertibles
                                         acted as they were supposed to and fell only 17% to 25%.

                                         WHAT IS YOUR OUTLOOK FOR THE COMING YEAR AND HOW ARE YOU
                                         POSITIONING THE FUND?
                                         We expect interest rates to fall further in the near term, which may raise the bond floor under convertibles. This
                                         support, coupled with the decline in prices seen over the
                                         last six months, may mean that convertibles as a class could be very defensive in the future if the market declines
                                         further.
                                         A vast portion of convertibles outstanding now sell with a large premium, due to the stock decline that has occurred
                                         over the last twelve months. This may mean that when the
                                         market advance starts, convertible performance will be
                                         subdued until the issues advance enough to potentially get that premium to decline.
                                         We continue to monitor quality and the outlook for earnings.
                                         We believe that when the market does turn up, the
                                         higher-quality issues should lead the way. We continue to be mindful of overall quality in the portfolio.

                           ++The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Diversified manufacturing                         3.8%
Broadcasting and cable                            3.9%
Networking and telecommunications equipment       4.0%
Health services                                   5.1%
Commercial banking                                5.4%
Oilfield services                                 5.7%
Pharmaceuticals                                   6.1%
Telecommunications services                       7.3%
Insurance                                         8.1%
Electric power - Non nuclear                      9.1%
Other                                            41.5%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Mirant Trust                            1.7%
                                                                            -------------------------------------------------
                                                                              2  L-3 Communications Holdings, Inc.,
                                                                                 5.250% 06/01/09                         1.6%
                                                                            -------------------------------------------------
                                                                              3  NRG Energy, Inc.                        1.5%
                                                                            -------------------------------------------------
                                                                              4  CNB Capital Trust I                     1.4%
                                                                            -------------------------------------------------
                                                                              5  Sovereign Capital Trust II              1.4%
                                                                            -------------------------------------------------
                                                                              6  AmeriSource Health Corporation, Class
                                                                                 A, 5.000% 12/01/07                      1.4%
                                                                            -------------------------------------------------
                                                                              7  United Parcel Service, Inc., Class B,
                                                                                 1.750% 09/27/07                         1.4%
                                                                            -------------------------------------------------
                                                                              8  Telefonos de Mexico SA, de CV, Series
                                                                                 A, 4.250% 06/15/04                      1.4%
                                                                            -------------------------------------------------
                                                                              9  Duke Energy Corporation                 1.4%
                                                                            -------------------------------------------------
                                                                             10  Protective Life Corporation             1.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS CONVERTIBLE SECURITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                 NAV**       MOP*
                                                                                    10-YEAR
                                                                                    (3/31/91
                                                                                     through
                                                                                     3/31/01)    15.46%     14.77%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Convertible Securities Fund over
                                                the last 10 years. Figures for
                                                the CSFB Convertible Securities
                                                Index, an unmanaged,
                                                market-weighted index of
                                                convertible securities that meet
                                                minimum quality and liquidity
                                                criteria, include reinvestment
                                                of dividends. Funds in the
                                                Lipper Convertible Securities
                                                Funds Average invest their
                                                portfolios primarily in
                                                convertible bonds and
                                                convertible preferred shares. It
                                                is not possible to invest in the
                                                Index or Lipper Average. Both
                                                are unavailable for investment.
                                                The performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* (as of 3/31/01) RETURN CHART] [CHART LEGEND]

                                                                             LIPPER CONVERTIBLE
                                                 NATIONS CONVERTIBLE       SECURITIES FUND AVERAGE    CSFB CONVERTIBLE SECURITIES
                                               SECURITIES FUND $39,652             $30,139                   INDEX $32,632
                                               -----------------------     -----------------------    ---------------------------
Mar. 31|1991                                             9425                       10000                        10000
                                                         9855                       10153                        10110
                                                        10472                       10917                        10865
1991                                                    11080                       11622                        11381
                                                        11334                       11901                        11923
                                                        11595                       11879                        12221
                                                        12297                       12379                        12695
1992                                                    13444                       13227                        13385
                                                        14349                       13993                        14364
                                                        15078                       14270                        14751
                                                        15722                       15042                        15485
1993                                                    16497                       15345                        15869
                                                        16063                       14973                        15409
                                                        15575                       14536                        14990
                                                        16309                       15016                        15438
1994                                                    15531                       14540                        15120
                                                        16330                       15350                        16008
                                                        17532                       16361                        17468
                                                        18595                       17434                        18549
1995                                                    19275                       17825                        18709
                                                        20422                       18736                        19801
                                                        20894                       19169                        20223
                                                        21880                       19788                        20684
1996                                                    23025                       20680                        21296
                                                        23538                       20864                        21407
                                                        26560                       22723                        23282
                                                        29182                       24741                        25613
1997                                                    28082                       24466                        24898
                                                        29907                       26326                        26942
                                                        29461                       25984                        26538
                                                        26689                       23024                        23125
1998                                                    29929                       25483                        26532
                                                        30890                       26087                        27561
                                                        33015                       28224                        29639
                                                        32315                       27741                        29411
1999                                                    37935                       33392                        37746
                                                        43052                       36601                        40200
                                                        41524                       35462                        38539
                                                        43284                       36384                        39676
2000                                                    43574                       32950                        34792
Mar. 31 2001                                            39652                       30139                        32632

[INVESTOR A SHARES AT NAV** (as of 3/31/01) RETURN CHART]

                                                                             LIPPER CONVERTIBLE
                                                 NATIONS CONVERTIBLE       SECURITIES FUND AVERAGE    CSFB CONVERTIBLE SECURITIES
                                               SECURITIES FUND $42,090             $30,139                   INDEX $32,632
                                               -----------------------     -----------------------    ---------------------------
Mar. 31|1991                                            10000                       10000                        10000
                                                        10456                       10153                        10110
                                                        11111                       10917                        10865
1991                                                    11756                       11622                        11381
                                                        12025                       11901                        11923
                                                        12302                       11879                        12221
                                                        13047                       12379                        12695
1992                                                    14265                       13227                        13385
                                                        15225                       13993                        14364
                                                        15998                       14270                        14751
                                                        16681                       15042                        15485
1993                                                    17504                       15345                        15869
                                                        17043                       14973                        15409
                                                        16525                       14536                        14990
                                                        17303                       15016                        15438
1994                                                    16478                       14540                        15120
                                                        17327                       15350                        16008
                                                        18602                       16361                        17468
                                                        19729                       17434                        18549
1995                                                    20451                       17825                        18709
                                                        21668                       18736                        19801
                                                        22169                       19169                        20223
                                                        23215                       19788                        20684
1996                                                    24429                       20680                        21296
                                                        24974                       20864                        21407
                                                        28181                       22723                        23282
                                                        30962                       24741                        25613
1997                                                    29795                       24466                        24898
                                                        31732                       26326                        26942
                                                        31259                       25984                        26538
                                                        28317                       23024                        23125
1998                                                    31755                       25483                        26532
                                                        32774                       26087                        27561
                                                        35029                       28224                        29639
                                                        34287                       27741                        29411
1999                                                    40249                       33392                        37746
                                                        45679                       36601                        40200
                                                        44057                       35462                        38539
                                                        45925                       36384                        39676
2000                                                    46233                       32950                        34792
Mar. 31 2001                                            42090                       30139                        32632

   TOTAL RETURN (AS OF 3/31/01)

                                                            INVESTOR A              INVESTOR B++              INVESTOR C
                                        PRIMARY A+      NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                          5/21/99               9/25/87                  7/15/98                 10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        -7.59%        -7.88%      -13.16%      -8.49%      -12.09%      -8.50%      -9.23%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   10.44%         9.87%        7.72%       9.22%        8.46%       9.27%       9.27%
5 YEARS                                   14.55%        14.20%       12.85%      13.79%       13.56%          --          --
10 YEARS                                  15.64%        15.46%       14.77%      15.25%       15.25%          --          --
SINCE INCEPTION                           15.23%        15.09%       14.59%      14.94%       14.94%      13.12%      13.12%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 10

NATIONS BALANCED ASSETS FUNDS
VALUE STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON
                                         NATIONS BALANCED ASSET FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Value
Strategies Team and the Fixed            Nations Balanced Assets Fund seeks to achieve total return
Income Management Team of Banc of        performance through a balance of long-term capital
America Capital Management, Inc.,        appreciation from equities complemented with the stabilizing
investment sub-adviser to the            characteristics of fixed income investments. The equity
Fund.                                    portion of the Fund is predominately invested in large
                                         companies that are considered inexpensive relative to their
INVESTMENT OBJECTIVE                     intrinsic value and the broader market as a whole. The fixed
The Fund seeks total return by           income portion of the Fund is predominately invested in
investing in equity and fixed            high-quality bonds.
income securities.
                                         Management of the equity portion of the Fund is based on the
PERFORMANCE REVIEW                       premise that companies' stock prices are more volatile than
For the 12-month period ended            their underlying business fundamentals and that active
March 31, 2001, Nations Balanced         security selection improves performance over time. We also
Assets Fund Investor A Shares            believe that proprietary research is a critical component of
provided shareholders with a total       investment success and that opportunities are best uncovered
return of 2.80%.**                       by a constant search for new information. In addition, we
                                         believe that the reward for assuming risk varies over time.
                                         As a result, in our view, dynamic risk management should
                                         increase performance consistency.
                                         Within this framework, the Fund's equity style is a value
                                         approach where the management team seeks superior returns by investing in sound, proven businesses that are thought to be inexpensive relative to their intrinsic value. This approach also reflects a long-term view of value investing with its potential long-term rewards.
                                         The management of the fixed income portion is based on our belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative
                                         approach to sector allocation, sector rotation and relative value security selection.

                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         The dramatic slow down of U.S. economic activity was
                                         reflected in the bear market for stocks. The broad market as measured by the Standard & Poor's 500 Composite

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data--Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BALANCED ASSETS FUNDS
VALUE STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         Stock Price Index (S&P 500)*** fell over 21% since March 31,
                                         2000. The most severe pull back in stocks occurred in the
                                         technology-laden Nasdaq Composite Index (Nasdaq)+ as it fell nearly 60% from a year ago. As the stock market declined,
                                         many investors sought the safety of bonds, with the
                                         high-quality sector enjoying double-digit gains for the
                                         year.

                                         Despite the severe pull back in stocks, Nations Balanced
                                         Assets Fund (Investor A Shares) produced a positive return of 2.80% for the year, substantially outperforming its peer group, the Lipper Balanced Funds Average++, which returned
                                         -6.26%. The bond portion of the portfolio returned 11.2%, in line with high-quality bond indices. The equity portion of the portfolio reaped the benefits of its value orientation and substantially outperformed the broader equity market,
                                         losing only -1.6% for the year.

                                         WHAT ADJUSTMENTS WERE MADE TO THE FUND AS A RESULT OF THE
                                         STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?
                                         Anticipating that the worst of the downside volatility has passed for stocks, the equity allocation was rebalanced to represent 60% of the portfolio rather than the 55%
                                         allocation average a year ago. As we expect the economy to gain steam later this year, stock prices may climb as well to hopefully resume their historical tendency of
                                         outperforming bonds.

                                         Despite increased levels of volatility, higher quality
                                         fixed-income securities and some of the more credit
                                         sensitive sectors managed to outperform U.S. Treasury notes over the year. Longer-term commercial mortgage-backed
                                         securities, U.S. agency debentures, U.S. agency
                                         mortgage-backed securities (MBS) and "AAA" rated
                                         asset-backed securities all out performed comparable
                                         maturity U.S. Treasury notes by 1.5% to 3.0% over the past
                                         12 months. Even high-grade corporates performed well, with
                                         "AA" and "A" rated issuers out-performing U.S. Treasury
                                         notes by 1.63% and 0.73% respectively

                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?+++
                                         The key sector decisions that impacted the Fund's
                                         performance relative to the S&P 500 were primarily
                                         technology, consumer staples, financials and utilities.

                                         Given the dramatic rise in valuations for technology
                                         companies in 1999 and early 2000, the Fund reduced its
                                         weighting in the technology sector throughout the year.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           (+)The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           (++)Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges from 60%/40%.

                           (+++)Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS BALANCED ASSETS FUNDS
VALUE STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         Therefore, the Fund benefited by owning roughly 10% in
                                         technology relative to a market weighting of approximately
                                         28%. Stock selection was also beneficial, as the Fund's
                                         holding of First Data Corporation increased 35%, due to the predictable nature of its credit card processing business.
                                         The Fund's largest holding in the sector, International
                                         Business Machines Corporation, declined just 18%. By
                                         comparison, the technology sector of the S&P 500 declined
                                         59% for the year.

                                         The consumer staples sector of the Fund increased 57%, as
                                         many investors sought the comfort of more stable earnings
                                         companies in a volatile market. In the Fund, shares of
                                         Philip Morris Companies Inc. gained nearly 139% as
                                         litigation risk subsided and the company's true intrinsic
                                         value appeared to be recognized in the marketplace. Fortune
                                         Brands, Inc. and Ralston Purina were also standout
                                         performers.

                                         The Fund's overweight in the financial services sector also benefited performance by increasing nearly 26%. High-quality holdings, such as Federal Home Loan Mortgage Corporation,
                                         CIGNA Corporation and SouthTrust Corporation advanced
                                         sharply in response to the end of the Federal Reserve
                                         Board's (the Fed) tightening, the anticipation of more
                                         easing of interest rates, as well as potential continued
                                         industry consolidation.
                                         The best performing sector within the market last year was the utilities sector. This was driven by an apparent flight by investors to more stable growth and conservative
                                         investments as well as the attraction of buying lower-priced companies with improving fundamentals. We believe that
                                         utilities chosen for the Fund were of high-quality and
                                         benefited from reduced energy supplies with growing consumer demand. Teco Energy, American Water Works Company, Inc., FPL
                                         Group, Inc. and Dominion Resources, Inc. led the group with returns of 35% or better for the year.

                                         Our strategic overweight to the high quality sectors in the fixed income portion of the Fund helped total return
                                         performance for the period.

                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The Fund's biggest challenge was in the economically
                                         sensitive basic materials and consumer cyclical sectors.
                                         Stocks in these groups were generally weak across the board as high raw material costs and weak sales hammered
                                         profitability. However, the Fund's average weighting in the basic materials group was just 3% and 8% in the consumer
                                         cyclical sector. Each of these was below the market's S&P
                                         500 weighting. It is likely that the Fund will maintain an underweighting in these companies until earnings and stock values improve.

                                         One investment decision in the fixed income portion of the
                                         Fund that hindered overall performance was maintaining the portfolio's exposure to "BBB" rated corporates. While the
                                         portfolio was invested primarily in shorter maturity
                                         securities, the slowing of the U.S. economy and the
                                         perceived risk of recession widened yield spreads on these securities and reduced the overall performance of the
                                         portfolio.

NATIONS BALANCED ASSETS FUNDS
VALUE STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         World equity markets have suffered negative returns as the
                                         U.S. has slowed to near recession levels. The Fed has
                                         responded to the recession threat by decreasing interest
                                         rates in order to stimulate economic activity. We think
                                         recession will be avoided and look for the lower interest
                                         rates to influence stronger economic growth later in 2001.
                                         As a consequence, we believe the U.S. stock market should
                                         recognize the pending strength and gain momentum as the year progresses. During the transition period to stronger
                                         economic growth, in our opinion, the bond investments should continue to provide a stabilizing influence.

                                         We believe the large-cap value style of the equity portion of the portfolio should continue to benefit from a market
                                         that has transitioned to be more rational and valuation
                                         conscious. The equity portion of the portfolio continues its emphasis on those sectors deemed by us to be the most
                                         undervalued. They are capital goods, communication services, consumer staples, energy, financials and utilities. Stocks in these sectors should benefit as the economy hopefully
                                         improves over the coming year. We believe that they should also benefit further from the Fed-induced decline in
                                         short-term interest rates. The portfolio's value-oriented
                                         stock selection style may also provide relative stability if stock market volatility persists.

                                         For the fixed income portion of the Fund, despite the fact that we expect weaker short-term corporate profits, we have decided to remain neutral to the Lehman Aggregate Bond
                                         Index+ with respect to corporate bonds. The yield spreads of corporate notes to U.S. Treasury notes may already be at
                                         recession levels. If we underweight these sectors, we could run the risk of missing the turn in the U.S. economy. Once there is a clear sign that the U.S. economy has stopped
                                         slowing, we plan to increase our exposure to corporate
                                         securities. Within the high-grade markets, we are planning to reduce our exposure to agency mortgage-backed securities and "AAA"' collateralized mortgage-backed securities as
                                         spreads on these sectors tighten to U.S. Treasury notes over the next few months.

                           +The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate
                           Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

NATIONS BALANCED ASSETS FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Integrated oil                                                                    3.50
Consumer credit and mortgages                                                     4.40
Government National Mortgage Association (GNMA) Certificates                      4.50
Tobacco                                                                           4.50
Electric power - Nuclear                                                          4.60
Investment services                                                               4.90
Commercial banking                                                                5.80
Commercial mortgage-backed securities                                             7.90
Federal National Mortgage Association (FNMA) Certificates                         8.40
Telecommunications services                                                       9.00
Other                                                                            43.10


                                                                            TOP 10 HOLDINGS

                                                                            -------------------------------------------------

                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates 6.500% 02/01/31     2.5%

                                                                            -------------------------------------------------

                                                                              2  Dominion Resources, Inc.                2.3%

                                                                            -------------------------------------------------

                                                                              3  FPL Group, Inc.                         2.3%

                                                                            -------------------------------------------------

                                                                              4  UST Inc.                                2.2%

                                                                            -------------------------------------------------

                                                                              5  SouthTrust Corporation                  2.2%

                                                                            -------------------------------------------------

                                                                              6  Philip Morris Companies Inc.            2.1%

                                                                            -------------------------------------------------

                                                                              7  General Dynamics Corporation            2.1%

                                                                            -------------------------------------------------

                                                                              8  Verizon Communications Inc.             2.0%

                                                                            -------------------------------------------------

                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA) Certificates 6.500% 07/01/29     2.0%

                                                                            -------------------------------------------------

                                                                             10  Government National Mortgage
                                                                                 Association (GNMA) Certificates
                                                                                 8.000% 12/15/30                         1.9%

                                                                            -------------------------------------------------

                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS BALANCED ASSETS FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/01)        9.32%       8.56%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Balanced Assets Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues include reinvestment of dividends. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest in the Indexes or Lipper Average. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* (as of 3/31/01) RETURN CHART]

                                          NATIONS|BALANCED|ASSETS                                            STANDARD &|POOR'S
                                               FUND|$20,082         LIPPER|BALANCED|FUNDS|AVERAGE|$22,644    500|INDEX|$32,961
                                          -----------------------   -------------------------------------    -----------------
Oct. 2|1992                                       9425.00                         10000.00                        10000.00
1992                                              9776.00                         10396.00                        10504.00
                                                 10179.00                         10830.00                        10963.00
                                                 10431.00                         11003.00                        11017.00
                                                 10659.00                         11387.00                        11301.00
1993                                             10726.00                         11548.00                        11563.00
                                                 10381.00                         11178.00                        11125.00
                                                 10050.00                         11058.00                        11172.00
                                                 10441.00                         11387.00                        11718.00
1994                                             10369.00                         11269.00                        11716.00
                                                 10955.00                         11984.00                        12857.00
                                                 11862.00                         12862.00                        14085.00
                                                 12491.00                         13575.00                        15204.00
1995                                             13070.00                         14146.00                        16120.00
                                                 13504.00                         14523.00                        16985.00
                                                 13864.00                         14875.00                        17748.00
                                                 14178.00                         15279.00                        18296.00
1996                                             14946.00                         16114.00                        19820.00
                                                 15148.00                         16118.00                        20351.00
                                                 16679.00                         17786.00                        23907.00
                                                 17997.00                         18992.00                        25695.00
1997                                             18137.00                         19233.00                        26432.00
                                                 19713.00                         20706.00                        30120.00
                                                 19408.00                         20932.00                        31114.00
                                                 17657.00                         19590.00                        28018.00
1998                                             19637.00                         21817.00                        33986.00
                                                 19444.00                         22044.00                        35682.00
                                                 20348.00                         23005.00                        38197.00
                                                 19182.00                         22021.00                        35810.00
1999                                             19614.00                         23699.00                        41138.00
                                                 19533.00                         24310.00                        42080.00
                                                 19213.00                         24018.00                        40961.00
                                                 19998.00                         24463.00                        40564.00
2000                                             20742.00                         24018.00                        37392.00
Mar. 31 2001                                     20082.00                         22644.00                        32961.00

                                          LEHMAN|AGGREGATE|BOND
                                              INDEX|$17,830
                                          ---------------------
Oct. 2|1992                                     10000.00
1992                                            10027.00
                                                10441.00
                                                10718.00
                                                10998.00
1993                                            11004.00
                                                10688.00
                                                10578.00
                                                10643.00
1994                                            10683.00
                                                11222.00
                                                11905.00
                                                12138.00
1995                                            12655.00
                                                12431.00
                                                12502.00
                                                12734.00
1996                                            13116.00
                                                13042.00
                                                13521.00
                                                13970.00
1997                                            14380.00
                                                14605.00
                                                14947.00
                                                15579.00
1998                                            15632.00
                                                15554.00
                                                15417.00
                                                15522.00
1999                                            15503.00
                                                15846.00
                                                16120.00
                                                16605.00
2000                                            17304.00
Mar. 31 2001                                    17830.00

[INVESTOR A SHARES AT NAV** (as of 3/31/01) RETURN CHART]

                                          NATIONS|BALANCED|ASSETS                                            STANDARD &|POOR'S
                                               FUND|$21,307         LIPPER|BALANCED|FUNDS|AVERAGE|$22,644    500|INDEX|$32,961
                                          -----------------------   -------------------------------------    -----------------
Oct. 2|1992                                      10000.00                         10000.00                        10000.00
1992                                             10372.00                         10396.00                        10504.00
                                                 10800.00                         10830.00                        10963.00
                                                 11067.00                         11003.00                        11017.00
                                                 11310.00                         11387.00                        11301.00
1993                                             11361.00                         11548.00                        11563.00
                                                 11014.00                         11178.00                        11125.00
                                                 10668.00                         11058.00                        11172.00
                                                 11078.00                         11387.00                        11718.00
1994                                             11001.00                         11269.00                        11716.00
                                                 11623.00                         11984.00                        12857.00
                                                 12585.00                         12862.00                        14085.00
                                                 13254.00                         13575.00                        15204.00
1995                                             13867.00                         14146.00                        16120.00
                                                 14328.00                         14523.00                        16985.00
                                                 14710.00                         14875.00                        17748.00
                                                 15043.00                         15279.00                        18296.00
1996                                             15858.00                         16114.00                        19820.00
                                                 15072.00                         16118.00                        20351.00
                                                 17697.00                         17786.00                        23907.00
                                                 19095.00                         18992.00                        25695.00
1997                                             19244.00                         19233.00                        26432.00
                                                 20916.00                         20706.00                        30120.00
                                                 20592.00                         20932.00                        31114.00
                                                 15734.00                         19590.00                        28018.00
1998                                             20835.00                         21817.00                        33986.00
                                                 20630.00                         22044.00                        35682.00
                                                 21589.00                         23005.00                        38197.00
                                                 20352.00                         22021.00                        35810.00
1999                                             20810.00                         23699.00                        41138.00
                                                 20725.00                         24310.00                        42080.00
                                                 20385.00                         24018.00                        40961.00
                                                 21218.00                         24463.00                        40564.00
2000                                             22008.00                         24018.00                        37392.00
Mar. 31 2001                                     21307.00                         22644.00                        32961.00

                                          LEHMAN|AGGREGATE|BOND
                                              INDEX|$17,830
                                          ---------------------
Oct. 2|1992                                     10000.00
1992                                            10027.00
                                                10441.00
                                                10718.00
                                                10998.00
1993                                            11004.00
                                                10688.00
                                                10578.00
                                                10643.00
1994                                            10683.00
                                                11222.00
                                                11905.00
                                                12138.00
1995                                            12655.00
                                                12431.00
                                                12502.00
                                                12734.00
1996                                            13116.00
                                                13042.00
                                                13521.00
                                                13970.00
1997                                            14380.00
                                                14605.00
                                                14947.00
                                                15579.00
1998                                            15632.00
                                                15554.00
                                                15417.00
                                                15522.00
1999                                            15503.00
                                                15846.00
                                                16120.00
                                                16605.00
2000                                            17304.00
Mar. 31 2001                                    17830.00

   TOTAL RETURN (AS OF 3/31/01)

                                                      INVESTOR A                  INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**         MOP*         NAV**        CDSC***         NAV**       CDSC***
Inception date                    9/30/92                      10/2/92                      6/7/93                    10/2/92
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  3.07%         2.80%        -3.11%         2.01%        -2.99%         1.97%        0.97%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             0.85%         0.62%        -1.35%        -0.16%        -1.05%        -0.17%       -0.17%
5 YEARS                             8.51%         8.26%         6.99%         7.52%         7.26%         7.57%        7.57%
SINCE INCEPTION                     9.56%         9.32%         8.56%         8.46%         8.46%         8.58%        8.58%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 16

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON
                                         NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Equity        Within the stock component of the Fund, our intent is to
Management Team of Chicago Equity        stay neutral to the market in terms of sector weightings and
Partners, LLC and the Fixed Income       market capitalization. The Fund primarily invests in
Management Team of Banc of America       large-capitalization common stocks represented in the
Capital Management, Inc.,                Standard & Poor's 500 Composite Stock Price Index (S&P
investment sub-advisers to the           500)*** as well as common stocks represented in the Standard
Fund.                                    & Poor's MidCap 400 Index (S&P MidCap 400)+ and the Standard
                                         & Poor's SmallCap 600 Index (S&P SmallCap 600)++. We believe
INVESTMENT OBJECTIVE                     investment across the large-, mid- and small-cap market
The Fund seeks to obtain long-term       segments allows for greater diversification and potentially
growth from capital appreciation,        lower volatility and higher returns.
and dividend and interest income.
                                         We focus on individual stock selections. Our risk-controlled
PERFORMANCE REVIEW                       strategy is designed to provide the potential for the Fund
For the 12-month period ended            to fully benefit from the equity market's advances despite
March 31, 2001, Nations Asset            major disparities in performance between sectors and the
Allocation Fund Investor A Shares        narrowness of the market. Within our discipline, we select
provided shareholders with a total       securities that display what we believe are attractive
return of -10.05%.**                     valuations, while exhibiting positive momentum and solid
                                         earnings quality. By factoring for these three themes, we
                                         seek to provide superior stock selection across the industry sectors. We focus on companies that exhibit rising earnings expectations and perceived high-earnings certainty while
                                         trading at attractive valuations. Companies with
                                         high-earnings certainty are those that have similar
                                         estimates by different analysts. Firms with rising earnings expectations are typically those that have experienced the biggest increase in analyst earnings expectations.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           ++The Standard & Poor's SmallCap 600 Index is a market-capitalization-weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Chicago Equity Partners, LLC and Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         The fixed income portion of the Fund is composed of
                                         investment grade securities. The management of the fixed
                                         income portion is based on the belief that returns and
                                         consistency of returns are enhanced through a disciplined
                                         risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector
                                         allocation, sector rotation and relative value security
                                         selection.

                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         Nations Asset Allocation Fund (Investor A Shares) returned
                                         -10.05% for the 12-month period ending March 31, 2001. The
                                         S&P 500 returned -21.67%, the S&P MidCap 400 returned -6.96%
                                         and the S&P SmallCap 600 returned -1.28%. Market conditions over the last twelve months saw a rapid decline in the
                                         overall economy, which spilled over into the stock market.
                                         The Funds' diversification among large-cap, mid-cap and
                                         small-cap stocks helped performance as mid-cap and small-cap stocks outpaced their large-cap brethren over the last three quarters. The smaller-capitalization stocks appeared much
                                         more attractive from a valuation perspective and earnings
                                         were more immune to the stronger dollar and higher energy
                                         prices, which detracted from the larger capitalization
                                         stocks.

                                         WHAT ADJUSTMENTS WERE MADE TO THE FUND AS A RESULT OF THE
                                         STOCK MARKET VOLATILITY OF THE FIRST QUARTER 2001?
                                         The diversification among large-cap, mid-cap and small-cap stocks helped reduce the overall portfolio volatility during the last three and twelve months. The total number of stocks within the portfolio has increased from 545 to 575 during
                                         the first quarter, which attempts to decrease the volatility relative to the stock market.

                                         WHAT SECTORS OR STOCKS PROVED FAVORABLE FOR THE FUND OVER
                                         THE LAST 12 MONTHS?+++
                                         The best performing sectors over the last twelve months were financial services (+24%) and health care (+36%), which
                                         produced strong returns over the year. The utilities sector posted the best year-over-year performance, but with only a
                                         4% position, its contribution to the Fund's performance
                                         lagged behind the financial services and health care
                                         sectors. Mid-cap stocks managed to outperform year-over-
                                         year, thanks, in part, to a better absolute return from its technology stocks compared to the large-cap technology
                                         stocks. The strength of the dollar and a higher weighting in the consumer sectors at a time when consumer spending has
                                         held up well versus manufacturing, all played significant
                                         roles in enabling small-cap stocks to outperform large-cap and mid-cap stocks over the last twelve months.
                                         Despite increased levels of volatility, higher quality
                                         fixed-income securities and some of the more credit
                                         sensitive sectors managed to outperform U.S. Treasury notes over the year. Longer-term commercial mortgage-backed
                                         securities, U.S. agency debentures, U.S. agency
                                         mortgage-backed securities and "AAA" rated asset-backed
                                         securities all out-performed comparable maturity U.S.
                                         Treasury notes

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         by 1.5% to 3.0% over the past 12 months. Even high-grade
                                         corporates performed well, with "AA" and "A" rated issuers out performing U.S. Treasury notes by 1.63% and 0.73%
                                         respectively.
                                         Our strategic overweight to the high quality sectors in the fixed income portion of the Fund helped total return
                                         performance for the period.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         The lagging sectors were technology and communication
                                         services. On an absolute basis, technology lost 38% over the year, and it is the largest weighted sector in the portfolio at 18% as of March 31, 2001. The biggest detractors in the technology sector were Cisco Systems, Inc., Microsoft
                                         Corporation, Intel Corporation and Oracle Corporation.
                                         Within communication services, AT&T Wireless Group and
                                         Worldcom, Inc. were the largest detractors as the earnings slowdown was felt as continued price pressure in
                                         long-distance services and capital spending in wireless,
                                         Internet and data segments led to disappointing earnings and lower future expectations. Also, the top-performing stocks typically displayed higher-dividend yields, lower-relative price-to-earnings ratios and slower earnings per share
                                         growth, not characteristics of the technology stocks held
                                         within the Fund.
                                         One investment decision in the fixed income portion of the
                                         Fund that hindered overall performance was maintaining the portfolio's exposure to "BBB" rated corporates. While the
                                         portfolio was invested primarily in shorter maturity
                                         securities, the slowing U.S. economy and the perceived risk of recession widened yield spreads on these securities and reduced the overall performance of the portfolio.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         The U.S. economy still shows signs of slowing, which wreaked havoc on the markets during the second half of 2000, and
                                         profit concerns have been at the root of most issues related to stocks. The Federal Reserve Board has been addressing the slowdown with its 150 basis point decrease in rates so far in 2001, and companies are addressing the earnings story
                                         through head-count reductions. Many pundits predict by the fourth quarter the economy and corporate profits may turn
                                         positive, as the combination of the aforementioned may start to produce a stronger economy and stable earnings. As a
                                         leading indicator, we believe the stock market may benefit before we see the economy turn.

                                         Overall, our equity philosophy will not change based on
                                         short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and
                                         sector rotation, for which there is not adequate
                                         compensation by the market.
                                         For the fixed income portion of the Fund, despite the fact that we expect weaker short-term corporate profits, we have decided to remain neutral to the Lehman Aggregate Bond
                                         Index+ in terms of weighting with respect to corporate
                                         bonds. The

                           +The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         yield spreads of corporate notes to U.S. Treasury notes may already be at recession levels. If we underweight these
                                         sectors, we could run the risk of missing the turn in the
                                         U.S. economy. Once there is a clear sign that the U.S.
                                         economy has stopped slowing, we plan to increase our
                                         exposure to corporate securities. Within the high-grade
                                         markets, we are planning to reduce our exposure to agency
                                         mortgage-backed securities and "AAA" rated collateralized
                                         mortgage-backed securities as spreads on these sectors
                                         tighten to U.S. Treasury notes over the next few months.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Other                                                                            51.5
Diversified manufacturing                                                         2.7
Broadcasting and cable                                                            3.2
Computers and office equipment                                                    3.2
Integrated oil                                                                    3.5
Telecommunication Services                                                        5.1
Pharmaceuticals                                                                   5.5
Government National Mortgage Association (GNMA) Certificates                      5.7
Commercial banking                                                                5.7
Federal National Mortgage Association (FNMA) Certificates                         5.8
Commercial mortgage-backed securities                                             8.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association

                                                                                 (FNMA) Certificates 6.500% 02/01/31     2.1%
                                                                            -------------------------------------------------
                                                                              2  Government National Mortgage
                                                                                 Association (GNMA) Certificates
                                                                                 8.000% 12/15/30                         2.0%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                1.9%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates 8.000% 04/01/31     1.8%
                                                                            -------------------------------------------------
                                                                              5  Exxon Mobil Corporation                 1.8%
                                                                            -------------------------------------------------
                                                                              6  Government National Mortgage
                                                                                 Association (GNMA) Certificates
                                                                                 6.500% 01/15/31                         1.7%
                                                                            -------------------------------------------------
                                                                              7  Pfizer Inc.                             1.6%
                                                                            -------------------------------------------------
                                                                              8  Citigroup Inc.                          1.5%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA) Certificates 6.500% 02/01/31     1.4%
                                                                            -------------------------------------------------
                                                                             10  Microsoft Corporation                   1.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS ASSET ALLOCATION FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (1/18/94
                                                                                     through
                                                                                     3/31/01)        11.40%     10.49%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Asset Allocation Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends.
                                                Figures for the Lehman Aggregate
                                                Bond Index, which is an
                                                unmanaged index composed of the
                                                Government/Corporate Bond Index,
                                                the Asset-Backed Securities
                                                Index and the Mortgage-Backed
                                                Securities Index and includes
                                                U.S. Treasury issues, agency
                                                issues, corporate bond issues
                                                and mortgage-backed issues,
                                                include reinvestment of
                                                dividends. Funds in the Lipper
                                                Balanced Funds Average have a
                                                primary objective of conserving
                                                principal by maintaining, at all
                                                times, a balanced portfolio of
                                                both stocks and bonds.
                                                Typically, the stock/bond ratio
                                                ranges around 60%/40%. It is not
                                                possible to invest in the
                                                Indexes or Lipper Average. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                          NATIONS ASSET
                                         ALLOCATION FUND      LIPPER BALANCED FUNDS    STANDARD & POOR'S       LEHMAN AGGREGATE
                                             $20,508             AVERAGE $19,608       500 INDEX $29,063      BOND INDEX $16,203
                                         ---------------      ---------------------    -----------------      ------------------
Jan. 18 1994                                   9425                   10000                  10000                  10000
                                               9095                    9679                   9621                   9713
                                               8978                    9575                   9661                   9613
                                               9284                    9860                  10134                   9672
                                               9295                    9758                  10132                   9708
                                               9999                   10377                  11119                  10198
                                              10795                   11138                  12180                  10819
                                              11297                   11755                  13149                  11031
1995                                          11796                   12249                  13940                  11501
                                              12099                   12575                  14689                  11297
                                              12377                   12881                  15349                  11361
                                              12747                   13230                  15823                  11572
                                              13644                   13954                  17141                  11919
                                              13772                   13956                  17600                  11852
                                              15371                   15401                  20675                  12287
                                              16158                   16445                  22221                  12695
1997                                          16558                   16654                  22859                  13068
                                              17976                   17930                  26048                  13272
                                              18587                   18125                  26908                  13583
                                              17780                   16963                  24230                  14157
                                              20051                   18892                  29391                  14205
                                              20602                   19088                  30858                  14134
                                              21214                   19921                  33034                  14010
                                              20385                   19068                  30969                  14105
1999                                          22278                   20521                  35577                  14088
                                              22795                   21051                  36392                  14400
                                              22730                   20798                  35424                  14649
                                              23095                   21183                  35767                  15090
2000                                          22116                   20797                  32970                  15725
Mar. 31 2001                                  20508                   19608                  29063                  16203

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                          NATIONS ASSET
                                         ALLOCATION FUND      LIPPER BALANCED FUNDS    STANDARD & POOR'S       LEHMAN AGGREGATE
                                             $21,755             AVERAGE $19,608       500 INDEX $29,063      BOND INDEX $16,203
                                         ---------------      ---------------------    -----------------      ------------------
Jan. 18 1994                                  10000                   10000                  10000                  10000
                                               9650                    9679                   9621                   9713
                                               9526                    9575                   9661                   9613
                                               9850                    9860                  10134                   9672
                                               9862                    9758                  10132                   9708
                                              10609                   10377                  11119                  10198
                                              11453                   11138                  12180                  10819
                                              11986                   11755                  13149                  11031
1995                                          12516                   12249                  13940                  11501
                                              12837                   12575                  14689                  11297
                                              13132                   12881                  15349                  11361
                                              13525                   13230                  15823                  11572
                                              14476                   13954                  17141                  11919
                                              14612                   13956                  17600                  11852
                                              16308                   15401                  20675                  12287
                                              17143                   16445                  22221                  12695
1997                                          17569                   16654                  22859                  13068
                                              19072                   17930                  26048                  13272
                                              19721                   18125                  26908                  13583
                                              18865                   16963                  24230                  14157
                                              21274                   18892                  29391                  14205
                                              21859                   19088                  30858                  14134
                                              22508                   19921                  33034                  14010
                                              21628                   19068                  30969                  14105
1999                                          23638                   20521                  35577                  14088
                                              24186                   21051                  36392                  14400
                                              24112                   20798                  35424                  14649
                                              24500                   21183                  35767                  15090
2000                                          23460                   20797                  32970                  15725
Mar. 31 2001                                  21755                   19608                  29063                  16203

   TOTAL RETURN (AS OF 3/31/01)

                                                               INVESTOR A                 INVESTOR B++
                                         PRIMARY A+        NAV**         MOP*          NAV**        CDSC***
Inception date                           5/21/99                 1/18/94                     7/15/98
-----------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         -9.83%         -10.05%       -15.24%       -10.73%       -14.90%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     5.05%          4.49%         2.44%         3.81%         2.94%
5 YEARS                                    11.49%         11.13%         9.81%        10.69%        10.43%
SINCE INCEPTION                            11.66%         11.40%        10.49%        11.10%        11.10%

                                          INVESTOR C
                                      NAV**        CDSC***
Inception date                             11/11/96
-----------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   -10.74%       -11.58%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               3.80%         3.80%
5 YEARS                                --            --
SINCE INCEPTION                       9.30%         9.30%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 22

NATIONS EQUITY INCOME FUND
INCOME STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS EQUITY INCOME FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Income        Nations Equity Income Fund's style and philosophy is based
Strategies Team of Banc of America       on the premise that stock prices are more volatile than
Capital Management, Inc.,                business fundamentals and that active security selection
investment sub-adviser to the            improves performance over time. We also believe that
Fund.                                    proprietary research is a critical component of investment
INVESTMENT OBJECTIVE                     success and that opportunities are uncovered by a constant
The Fund seeks current income and        search for new information. In addition, we believe that the
growth of capital by investing in        reward for assuming risk varies over time. As a result, in
companies with above-average             our view, dynamic risk management increases consistency.
dividend yields.                         Within this framework, the Fund's style is a fundamental
PERFORMANCE REVIEW                       approach in which the management team seeks superior returns
For the 12-month period ended            by investing in sound, proven businesses that are
March 31, 2001, Nations Equity           statistically inexpensive relative to their intrinsic value,
Income Fund Investor A Shares            typically due to investor indifference or unpopularity. This
provided shareholders with a total       approach also encompasses a long-term view of equity
return of -19.75%.**                     investing with its potential long-term rewards.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         The last 12 months will be remembered as the year technology dominated investors' thoughts and portfolios. It began with extreme optimism as recent enhancements in technology
                                         appeared to have saved the modern world from a severe Y2K
                                         conversion crisis. It ended with extreme pessimism as the
                                         technology-laden Nasdaq Composite Index*** suffered the
                                         worst year in its thirty-year existence when the
                                         over-inflated dot.com bubble burst. Oil prices went to an
                                         extreme as well, rising to a thirty-year high of $36 a
                                         barrel. Energy demand exploded giving utility stocks an
                                         annual increase of more than 50%. Bonds provided
                                         double-digit gains. And, after nearly 10 years, the U.S.
                                         economy flirted with recession, as a broad-based inventory correction, exacerbated by five previous interest rate
                                         hikes, had begun to take a toll.
                                         In this environment, the Standard & Poor's 500 Composite
                                         Stock Price Index (S&P 500)+ declined 21.67%, one of its
                                         worst performances on record. By

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS EQUITY INCOME FUND
INCOME STRATEGIES TEAM COMMENTARY continued

                                         comparison, Nations Equity Income Fund (Investor A Shares)
                                         declined 19.75%. Over half of this decline occurred in the first quarter of 2001, a period when the equity markets
                                         seemed to indiscriminately and severely punish nearly all
                                         companies, regardless of their characteristics.
                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?++
                                         Stellar performing companies for the year included those in the consumer staples sector. The Fund's holdings in this
                                         sector increased 40%, as investors sought the comfort of
                                         more stable earnings companies in a volatile market. These included Philip Morris Companies Inc., which gained nearly
                                         139% as litigation risk subsided and the company's true
                                         intrinsic value appeared to be recognized in the
                                         marketplace. UST, Inc., Fortune Brands, Inc. and Ralston
                                         Purina were also standout performers. Other notable high
                                         quality holdings include Exxon Mobil Corporation, Chevron
                                         Corporation, Merck & Company, Inc., Verizon Communications,
                                         Inc., Dominion Resources, Inc. and International Business
                                         Machines Corporation.

                                         The best performing sector within the market for the
                                         12-month period was the utilities sector. Performance was
                                         driven by investors' flight to more stable, conservative
                                         investments. Also, the attraction of buying lower priced
                                         companies with better earnings visibility was a factor. The utility companies chosen for the Fund were strong performers as well. We believe they were of high quality and benefited from reduced energy supplies with growing consumer demand.
                                         For example, TECO Energy, Inc. soared +62%, American Water
                                         Works Company, Inc. +41%, FPL Group, Inc. +38%, Dominion
                                         Resources, Inc. +76%, and Duke Energy Corporation +68%.
                                         Strength was also found in the financial services sector,
                                         which increased nearly 13% within the Fund. Anticipation of additional interest rate cuts, as well as continued industry consolidation was the main reason for the increase.
                                         High-quality holdings such as Federal Home Loan Mortgage
                                         Corporation, SouthTrust Corporation, and CIGNA Corporation
                                         also advanced sharply.
                                         While the Fund's technology holdings declined along with
                                         those of the market, the Fund's average percent weighting to technology was less than the market. Therefore, relative to the market, the Fund's technology exposure contributed
                                         positively to performance, as compared to the S&P 500.
                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The Fund's biggest challenge was in the economically
                                         sensitive basic materials sector. Stocks in this category, such as E. I. duPont de Nemours and Company and Dow Chemical
                                         Company, were weak nearly across the board as high raw
                                         material costs and weak sales hammered profitability. We
                                         will likely maintain an underweighting in these companies
                                         until earnings and stock values improve.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS EQUITY INCOME FUND
INCOME STRATEGIES TEAM COMMENTARY continued

                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         As we look forward, we'll seek to enhance both yield and
                                         total return by adding more convertible securities to the
                                         portfolio.
                                         While the current volatility in the markets is unsettling, we believe this too shall pass. Federal Reserve Board
                                         Chairman Alan Greenspan is fully aware of the slowing
                                         economy and we believe he will continue to ease interest
                                         rates. The prospects for a meaningful tax cut are high as
                                         well. In addition, in our view, the volatile markets will
                                         present many attractive buying opportunities for the
                                         long-term, patient investor. We believe corporate profits
                                         will begin improving in the second half of 2001 and, with
                                         the help of the consumer, should continue improving as we
                                         move into 2002.
                                         Traditional, fundamental valuation looks to be again driving the equity markets and may continue to do so in the future.
                                         While investors in the past embraced high price-to-earnings companies with little valuation support, in our opinion the markets have now demonstrated that valuation does matter.
                                         The stock selection discipline underlying Nations Equity
                                         Income Fund is based on fundamental research. That means we look for high-quality companies with strong market
                                         positions, selling at depressed prices. Through our
                                         research, we attempt to determine the true intrinsic value of a company and then purchase that company if it is selling below its perceived true business value. It also means
                                         holding the company over the long term in order for its
                                         market value to be recognized. An above-average dividend
                                         yield is also a consideration and acts to dampen downside
                                         risk.
                                         At quarter end, the Fund is overweighted in companies within the financial services sector that meet the above criteria.
                                         In fact, many of them were strong performers during the
                                         market's recent quarterly decline, such as SouthTrust
                                         Corporation, and Washington Mutual, Inc. They each have
                                         strong mortgage lending operations, which should benefit
                                         from lower interest rates as we expect the Federal Reserve
                                         Board to pursue an aggressive easing bias over the coming
                                         months. Furthermore, central banks worldwide are easing
                                         monetary policy to avoid a global slowdown. Other companies in the sector that are believed by us to be strong,
                                         high-quality companies that should also benefit over the
                                         long term from a lower interest rate environment, include
                                         Citigroup, Inc., Jefferson-Pilot Corporation, Federal Home
                                         Loan Mortgage Corporation and Federal National Mortgage
                                         Association.
                                         The overall strategy of the Fund is to continue a
                                         market-like allocation among sectors, utilizing what we
                                         believe are high-quality, undervalued common stocks and
                                         convertible securities to help generate expected long-term capital appreciation as well as income. Real estate
                                         investment trusts (REITS) will also be held to attempt to
                                         provide a higher income yield, enhance diversification and dampen volatility relative to the market. Current holdings emphasize financial services (21%), technology (16.5%),
                                         energy (11%), health care (9%) and utilities (6%).

NATIONS EQUITY INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)
[PIE CHART]

 3.7%   Electric power - Nuclear
 3.9%   Telecommunications services
 4.2%   Insurance
 4.4%   Consumer credit and morgages
 4.5%   Real Estate Investment Trusts (REITs)
 4.6%   Electri power - Non nuclear
 5.1%   Software
 5.6%   Pharmaceuticals
 6.0%   Integrated oil
 7.5%   Commercial banking
50.5%   Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   3.6%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                3.6%
                                                                            -------------------------------------------------
                                                                              3  Exxon Mobil Corporation                 3.5%
                                                                            -------------------------------------------------
                                                                              4  Philip Morris Companies Inc.            3.4%
                                                                            -------------------------------------------------
                                                                              5  Verizon Communications Inc.             3.0%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.9%
                                                                            -------------------------------------------------
                                                                              7  Citigroup Inc.                          2.8%
                                                                            -------------------------------------------------
                                                                              8  Chevron Corporation                     2.5%
                                                                            -------------------------------------------------
                                                                              9  International Business Machines
                                                                                 Corporation                             2.3%
                                                                            -------------------------------------------------
                                                                             10  Freddie Mac                             2.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS EQUITY INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**        MOP*
                                                                                    (4/16/91
                                                                                     through
                                                                                     3/31/01)        8.39%       7.75%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Equity Income Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. Funds
                                                in the Lipper Equity Income
                                                Funds Average seek relatively
                                                high current income and growth
                                                of income through investing 65%
                                                or more of their portfolios in
                                                dividend-paying equity
                                                securities. It is not possible
                                                to invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                              NATIONS EQUITY INCOME FUND     STANDARD & POOR'S 500     LIPPER EQUITY INCOME FUNDS
                                                       $21,025                   INDEX $37,110              AVERAGE $30,883
                                              --------------------------     ---------------------     --------------------------
Apr. 16 1991                                             9425                        10000                       10000
                                                         9321                         9625                        9783
                                                        10007                        10140                       10403
1991                                                    10740                        10990                       10991
                                                        10650                        10712                       11012
                                                        10927                        10915                       11268
                                                        11376                        11259                       11575
1992                                                    11790                        11826                       12111
                                                        12398                        12343                       12885
                                                        12486                        12404                       13046
                                                        12946                        12724                       13629
1993                                                    13259                        13019                       13825
                                                        12729                        12526                       13321
                                                        12960                        12578                       13373
                                                        13451                        13193                       13903
1994                                                    13087                        13191                       13568
                                                        14197                        14475                       14628
                                                        15051                        15858                       15602
                                                        15962                        17118                       16721
1995                                                    16667                        18149                       17706
                                                        17614                        19124                       18543
                                                        18250                        19982                       19074
                                                        18746                        20600                       19612
1996                                                    19939                        22316                       21106
                                                        20311                        22914                       21389
                                                        22735                        26917                       24122
                                                        24985                        28930                       26170
1997                                                    25068                        29760                       26798
                                                        27810                        33912                       29513
                                                        26584                        35031                       29203
                                                        22716                        31545                       26248
1998                                                    25944                        38265                       29778
                                                        25124                        40174                       29662
                                                        27815                        43006                       32471
                                                        25487                        40318                       29698
1999                                                    26623                        46318                       30821
                                                        26192                        47378                       30577
                                                        25514                        46118                       30241
                                                        25383                        45671                       32046
2000                                                    23763                        42099                       32918
Mar. 31 2001                                            21025                        37110                       30883

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS EQUITY INCOME       STANDARD & POOR'S 500     LIPPER EQUITY INCOME FUNDS
                                                     FUNDS $22,302               INDEX $37,110              AVERAGE $30,883
                                                 ---------------------       ---------------------     --------------------------
Apr. 16 1991                                           10000.00                    10000.00                     10000.00
                                                        9890.00                     9625.00                      9783.00
                                                       10618.00                    10140.00                     10403.00
1991                                                   11395.00                    10990.00                     10991.00
                                                       11299.00                    10712.00                     11012.00
                                                       11593.00                    10915.00                     11268.00
                                                       12070.00                    11259.00                     11575.00
1992                                                   12509.00                    11826.00                     12111.00
                                                       13154.00                    12343.00                     12885.00
                                                       13248.00                    12404.00                     13046.00
                                                       13735.00                    12724.00                     13629.00
1993                                                   14068.00                    13019.00                     13825.00
                                                       13505.00                    12526.00                     13321.00
                                                       13751.00                    12578.00                     13373.00
                                                       14272.00                    13193.00                     13903.00
1994                                                   13885.00                    13191.00                     13568.00
                                                       15063.00                    14475.00                     14628.00
                                                       15970.00                    15858.00                     15602.00
                                                       16936.00                    17118.00                     16721.00
1995                                                   17684.00                    18149.00                     17706.00
                                                       18689.00                    19124.00                     18543.00
                                                       19363.00                    19982.00                     19074.00
                                                       19890.00                    20600.00                     19612.00
1996                                                   21155.00                    22316.00                     21106.00
                                                       21551.00                    22914.00                     21389.00
                                                       24122.00                    26917.00                     24122.00
                                                       26510.00                    28930.00                     26170.00
1997                                                   26597.00                    29760.00                     26798.00
                                                       29507.00                    33912.00                     29513.00
                                                       28206.00                    35031.00                     29203.00
                                                       24102.00                    31545.00                     26248.00
1998                                                   27527.00                    38265.00                     29778.00
                                                       26657.00                    40174.00                     29662.00
                                                       29512.00                    43006.00                     32471.00
                                                       27042.00                    40318.00                     29698.00
1999                                                   28248.00                    46318.00                     30821.00
                                                       27790.00                    47378.00                     30577.00
                                                       27064.00                    46118.00                     30241.00
                                                       26925.00                    45671.00                     32046.00
2000                                                   25207.00                    42099.00                     32918.00
Mar. 31 2001                                           22302.00                    37110.00                     30883.00

   TOTAL RETURN (AS OF 3/31/01)

                                                          INVESTOR A                INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         4/11/91             4/16/91                    6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -19.73%       -19.75%      -24.34%      -20.35%      -24.13%      -20.34%      -21.10%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -8.74%        -8.90%      -10.69%       -9.60%      -10.38%       -9.53%      -9.53%
5 YEARS                                  3.81%         3.60%        2.38%        2.89%       2.65%         3.03%       3.03%
SINCE INCEPTION                          8.68%         8.39%        7.75%        6.33%       6.33%         7.26%       7.26%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS VALUE FUND
VALUE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATION VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD
                                         ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Value         The investment philosophy of Nations Value Fund is based on
Strategies Team of Banc of America       the premise that companies' stock prices are more volatile
Capital Management, Inc.,                than their underlying business fundamentals and that active
investment sub-adviser to the Fund       security selection improves performance over time. We
INVESTMENT OBJECTIVE                     believe that propriety research is a critical component of
The Fund seeks growth of capital         investment success and that opportunities are uncovered by a
by investing in companies that are       constant search for new information. In addition, we believe
believed to be undervalued.              that the reward for assuming risk varies over time,
PERFORMANCE REVIEW                       therefore, dynamic risk management increases performance
For the 12-month period ended            consistency.
March 31, 2001, Nations Value Fund       Within this framework, the Fund's style is a value approach
Investor A Shares provided               in which the management team seeks superior returns by
shareholders with a total return         investing in sound, proven businesses that are statistically
of -2.29%.**                             inexpensive relative to their intrinsic value, typically due to investor indifference or unpopularity. This approach also encompasses a long-term view of value investing with its
                                         potential long-term rewards.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         The last 12 months may well be remembered as the year
                                         technology dominated investors' thoughts and portfolios. It began with extreme optimism as recent enhancements in
                                         technology appeared to have saved the modern world from a
                                         severe Y2K conversion crisis. It ended with extreme
                                         pessimism as the technology-laden Nasdaq Composite Index***
                                         suffered the worst year in its thirty-year existence, when the over-inflated dot.com bubble burst. Oil prices went to an extreme as well, rising to a thirty-year high of $36 a
                                         barrel. Energy demand exploded, giving utility stocks an
                                         annual increase of more than 50%. Bonds provided
                                         double-digit gains. And, after nearly ten years, the U.S.
                                         economy flirted with recession, as a broad-based inventory correction, exacerbated by five previous interest rate
                                         hikes, began to take a toll.
                                         In this environment, the Standard & Poor's 500 Composite
                                         Stock Price Index (S&P 500)+ declined 21.67%, one of its
                                         worst performances on record. By comparison, we are pleased to report, Nations Value Fund (Investor A Shares)

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 28

NATIONS VALUE FUND
VALUE STRATEGIES TEAM COMMENTARY continued

                                         declined just 2.29%, soundly beating the market and
                                         thoroughly confounding many new-era, new-economy types, as contrary to popular belief, value investing was indeed alive and well. It wasn't really different this time.
                                         The Fund's performance for the year reflected several
                                         factors. First, the market's apparent recognition of the
                                         traditional style of investing; i.e., valuation matters.
                                         Second, strong stock selection within economic sectors,
                                         supported by in-depth research. And third, using our
                                         research capabilities to determine appropriate sector
                                         weightings within the Fund.

                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?++
                                         The sectors making the greatest contribution to performance relative to the S&P 500 were technology, consumer staples, financial services and utilities.
                                         As we stated in the first quarter of 2000, we believed "that the tremendous increase in technology stocks would dissipate over the coming year as stocks in this sector are now
                                         selling, on average, at incredibly high levels relative to their sustainable growth rates." Consequently, we reduced
                                         the Fund's weighting in the technology sector throughout the year. Therefore, the Fund benefited by owning roughly 10% in technology relative to a market weighting of approximately
                                         28%. Stock selection was also beneficial, as the Fund's
                                         holding of First Data Corporation increased 35%, due to the predictable nature of its credit card processing business.
                                         The Fund's largest holding in the sector, International
                                         Business Machines Corporation declined just 18%. By
                                         comparison, the technology sector of the S&P 500 declined
                                         59% for the year.
                                         The consumer staples sector of the Fund increased 57%, as
                                         investors sought the comfort of more stable earnings
                                         companies in a volatile market. In the Fund, shares of
                                         Philip Morris Companies, Inc. gained nearly 139% as
                                         litigation risk subsided and the company's true intrinsic
                                         value appeared to be recognized in the marketplace. Fortune
                                         Brands, Inc. and Ralston Purina were also standout
                                         performers.

                                         The Fund's overweighting in financial services relative to the market also benefited performance when that sector
                                         increased by nearly 26%. High-quality holdings, such as
                                         Federal Home Loan Mortgage Corporation, CIGNA Corporation
                                         and SouthTrust Corporation, advanced sharply in response to the end of Federal Reserve Board tightening, the
                                         anticipation of further easing of interest rates, as well as continued industry consolidation.
                                         The best performing sector within the market last year was the utilities sector. This was driven by investors' flight to more stable growth and conservative investments as well as the attraction of buying lower priced companies with
                                         improving fundamentals. The utility companies chosen for the
                                         Fund were believed to be of high quality and benefited from an environment of growing consumer demand and reduced
                                         supply. TECO Energy, American Water Works Company, Inc., FPL
                                         Group, Inc., and Dominion Resources, Inc. led the group with returns of 35% or better for the year.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS VALUE FUND
VALUE STRATEGIES TEAM COMMENTARY continued

                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The Fund's biggest challenge was in the economically
                                         sensitive basic materials and consumer cyclical sectors.
                                         Stocks in these groups were generally weak across the board as high raw material costs and weak sales hammered
                                         profitability. However, the Fund's average weighting in the basic materials group was just 3% and 8% in the consumer
                                         cyclical sector. Each of these was below the S&P 500 Index weighting. We will likely maintain an underweighting in
                                         these sectors until earnings and stock values improve.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         As we look forward, we believe the overall tone of the
                                         market continues to improve for value investors. After
                                         several years of being out of favor, we believe the large-
                                         cap value style should continue to benefit from a market
                                         that appears to have become more rational and valuation
                                         conscious. Slower economic growth with modest inflation
                                         typically bodes well for value equities. In addition, value stocks generally lead the market as economic growth
                                         improves.
                                         The Fund will maintain its overweighted position in those
                                         sectors we deem most undervalued within the value
                                         discipline. They are capital goods, communication services, consumer staples, energy, financial services and utilities.
                                         In our opinion, stocks in these sectors represent a
                                         well-diversified portfolio that should be able to take
                                         advantage of improvements expected in the economy over the coming year. We believe they should also allow the Fund to perform relatively well if the markets continue to decline, and should perform well as the Federal Reserve Board
                                         continues its easing stance by lowering interest rates.
                                         In our view, the most overvalued sectors and, therefore, the most underweighted at this time are technology, health care and consumer cyclicals. As these areas become more
                                         attractively priced relative to their projected earnings
                                         growth rates, the Fund may add to its holdings in them. This may not occur until late in 2001.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)
[PIE CHART]

 3.4%    Household products
 4.2%    Insurance
 5.0%    Investment services
 5.3%    Aerospace and defense
 5.9%    Integrated oil
 7.1%    Electric power-Nuclear
 7.2%    Tobacco
 7.3%    Consumer credit and mortgages
 8.5%    Commercial banking
11.4%    Telecommunications services
34.7%    Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UST Inc.                                3.6%
                                                                            -------------------------------------------------
                                                                              2  Dominion Resources, Inc.                3.6%
                                                                            -------------------------------------------------
                                                                              3  General Dynamics Corporation            3.6%
                                                                            -------------------------------------------------
                                                                              4  FPL Group, Inc.                         3.5%
                                                                            -------------------------------------------------
                                                                              5  Philip Morris Companies Inc.            3.5%
                                                                            -------------------------------------------------
                                                                              6  SouthTrust Corporation                  3.3%
                                                                            -------------------------------------------------
                                                                              7  Verizon Communications Inc.             3.2%
                                                                            -------------------------------------------------
                                                                              8  Tenet Healthcare Corporation            2.1%
                                                                            -------------------------------------------------
                                                                              9  Freddie Mac                             2.0%
                                                                            -------------------------------------------------
                                                                             10  Sprint Corporation (FON Group)          1.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS VALUE FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                 NAV**       MOP*
                                                                                    10-YEAR
                                                                                    (3/31/91
                                                                                     through
                                                                                     3/31/01)    12.11%     11.45%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Value Fund over the last 10
                                                years. Figures for the Standard
                                                & Poor's 500 Composite Stock
                                                Price Index (Standard & Poor's
                                                500 Index), a
                                                market-capitalization weighted
                                                index that measures the market
                                                value of 400 industrial stocks,
                                                60 transportation and utility
                                                company stocks, and 40 financial
                                                issues, include reinvestment of
                                                dividends. Funds in the Lipper
                                                Multi-Cap Value Funds Average
                                                invest in a variety of market
                                                capitalization ranges and invest
                                                in companies that are considered
                                                to be undervalued. It is not
                                                possible to invest in the Index
                                                or Lipper Average. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                   NATIONS VALUE FUND         STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                                         $29,559                  INDEX $38,468           FUNDS AVERAGE $33,495
                                                   ------------------         ---------------------      ----------------------
Mar. 31 1991                                               9425                       10000                       10000
                                                           9423                        9977                        9993
                                                           9838                       10511                       10519
1991                                                      10459                       11392                       11193
                                                          10520                       11103                       11331
                                                          10576                       11314                       11392
                                                          10691                       11671                       11685
1992                                                      11204                       12259                       12433
                                                          11739                       12795                       13105
                                                          12009                       12857                       13261
                                                          12537                       13189                       13787
1993                                                      13004                       13495                       14124
                                                          12665                       12984                       13752
                                                          12563                       13038                       13751
                                                          12776                       13676                       14326
1994                                                      12601                       13673                       14053
                                                          13772                       15005                       15221
                                                          15149                       16438                       16454
                                                          16360                       17744                       17673
1995                                                      17111                       18813                       18444
                                                          17961                       19823                       19481
                                                          18662                       20713                       20007
                                                          19117                       21353                       20543
1996                                                      20679                       23132                       22231
                                                          21158                       23752                       22523
                                                          23829                       27901                       25518
                                                          26557                       29988                       28062
1997                                                      26116                       30849                       27984
                                                          29242                       35152                       31056
                                                          29225                       36312                       30581
                                                          25624                       32699                       26324
1998                                                      30593                       39664                       30505
                                                          30400                       41643                       30379
                                                          32701                       44579                       33683
                                                          29837                       41793                       30318
1999                                                      30896                       48012                       32319
                                                          30259                       49111                       32771
                                                          29040                       47805                       32273
                                                          30640                       47341                       34058
2000                                                      32028                       43639                       35114
Mar. 31 2001                                              29559                       38468                       33495

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                              STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                               NATIONS VALUE FUND $31,372         INDEX $38,468           FUNDS AVERAGE $33,495
                                               --------------------------     ---------------------      ----------------------
Mar. 31 1991                                             10000                        10000                       10000
                                                          9998                         9977                        9993
                                                         10438                        10511                       10519
1991                                                     11098                        11392                       11193
                                                         11162                        11103                       11331
                                                         11221                        11314                       11392
                                                         11343                        11671                       11685
1992                                                     11888                        12259                       12433
                                                         12455                        12795                       13105
                                                         12741                        12857                       13261
                                                         13302                        13189                       13787
1993                                                     13797                        13495                       14124
                                                         13438                        12984                       13752
                                                         13329                        13038                       13751
                                                         13556                        13676                       14326
1994                                                     13370                        13673                       14053
                                                         14612                        15005                       15221
                                                         16074                        16438                       16454
                                                         17358                        17744                       17673
1995                                                     18155                        18813                       18444
                                                         19057                        19823                       19481
                                                         19800                        20713                       20007
                                                         20283                        21353                       20543
1996                                                     21940                        23132                       22231
                                                         22449                        23752                       22523
                                                         25282                        27901                       25518
                                                         28177                        29988                       28062
1997                                                     27709                        30849                       27984
                                                         31026                        35152                       31056
                                                         31008                        36312                       30581
                                                         27188                        32699                       26324
1998                                                     32459                        39664                       30505
                                                         32255                        41643                       30379
                                                         34696                        44579                       33683
                                                         31657                        41793                       30318
1999                                                     32781                        48012                       32319
                                                         32106                        49111                       32771
                                                         30812                        47805                       32273
                                                         32509                        47341                       34058
2000                                                     33982                        43639                       35114
Mar. 31 2001                                             31372                        38468                       33495

   TOTAL RETURN (AS OF 3/31/01)

                                                      INVESTOR A                  INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                    9/19/89               12/6/89                     6/7/93                      6/17/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                -1.97%         -2.29%        -7.90%        -3.05%        -6.84%        -2.98%        -3.74%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            0.64%          0.37%        -1.60%        -0.43%        -1.05%        -0.29%        -0.29%
5 YEARS                           10.76%         10.48%         9.19%         9.70%         9.50%         9.89%         9.89%
10 YEARS                          12.35%         12.11%        11.45%          --            --            --            --
SINCE INCEPTION                   12.25%         12.25%        11.66%        11.73%        11.73%        12.04%        12.04%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 32

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON
                                         NATIONS MARSICO GROWTH & INCOME FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND HIS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio
Manager of Nations Marsico Growth        Nations Marsico Growth & Income Fund seeks long-term growth
& Income Fund and Chief Executive        of capital with a limited emphasis on income. Generally, the
Officer of Marsico Capital               Fund holds 35 to 50 large-capitalization companies selected
Management, LLC, investment              for their long-term growth potential. The Fund may take
sub-adviser to the Fund.                 substantial positions in individual companies and typically will have substantial allocations to a limited number of
INVESTMENT OBJECTIVE                     major economic sectors. However, the Fund typically will be
The Fund seeks long-term growth of       allocated across 7 to 10 industry sectors for
capital with a limited emphasis on       diversification purposes. The Fund focuses on identifying
income.                                  companies that we believe have strong brand franchises,
                                         improving fundamentals, excellent management teams and
PERFORMANCE REVIEW                       global presences.
For the 12-month period ended            WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
March 31, 2001, Nations Marsico          REPORTING PERIOD?
Growth & Income Fund Investor A
Shares provided shareholders with        In general terms the last 12 months were not kind to
a total return of -30.63%.**             growth-oriented investment strategies. The fourth quarter of
                                         2000 and first quarter of 2001 were particularly difficult.
                                         For the one-year period ending March 31, 2001 the Standard &
                                         Poor's 500 Composite Stock Price Index (S&P 500)***
                                         registered four consecutive quarters of declining returns, the first time that has happened since 1974. The technology sector was especially hard-hit; technology stocks declined by nearly 60% from their peak levels reached in March 2000.
                                         During calendar year 2000, the S&P 500 had its worst annual return since 1977. The Nasdaq Composite Index (Nasdaq)+,
                                         which features a substantial number of technology companies, had its weakest calendar year return since its inception in
                                         1971.
                                         Through the reporting period, it appears that equity markets sold off through a combination of both "macro" and
                                         company-specific factors. Through part of the reporting
                                         period, the Federal Reserve Board (the Fed) clearly was
                                         concerned about the potential for inflationary risks in the
                                         U.S. economy. The Fed raised interest rates three times in calendar year 2000, which followed three other increases in calendar year 1999, as a means of gradually slowing the
                                         overall U.S. economy, which had reached remarkably robust
                                         levels of growth. As time passed, however,

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         various economic indicators suggested that a sharp economic slowdown was occurring. The magnitude of the slowdown,
                                         coupled with sharply rising energy prices, prompted concerns over a possible U.S. recession. That, in turn, put pressure on corporate profits, which was initially felt most acutely by technology companies but eventually by many other
                                         companies operating in various other sectors and industries.
                                         We think at least some of the unusual market activity that occurred in the past year might be attributable to the
                                         unrealistic expectations of investors, consumers and
                                         companies had regarding the prospects for the Internet.
                                         Specifically, just how the Internet and its attendant
                                         technologies were going to fundamentally change people's
                                         lives and the manner in which corporations would conduct
                                         their business. This euphoria spawned a remarkable amount of capital investments by companies in technology and
                                         communications infrastructure. A substantial number of those investments failed to generate positive returns because many of the Internet business plans eventually proved to be
                                         unsuccessful. As a result, we saw major inventory
                                         corrections, lowered corporate earnings guidance and
                                         widespread disappointment in technology stocks.
                                         Coincident with this reassessment of the technology sector was a number of other factors that challenged the markets.
                                         This included a Federal Reserve Board that, as recently as
                                         May 2000, was still increasing interest rates as a means of thwarting inflationary pressures in the U.S. economy and
                                         curbing Gross Domestic Product (GDP) growth. In the wake of record levels of corporate profits in 1999 and early 2000, the past 12 months have seen very difficult year-over-year corporate earnings comparisons. Consumers and corporations faced sharply higher energy prices. Multi-national
                                         corporations experienced problematic earnings translations due to the weak Euro and declining yen. Tensions flared anew in the Mideast. Finally, the drawn-out U.S. Presidential
                                         election, in our view, also contributed to undermining
                                         investor confidence.
                                         Many of these uncertainties, in our opinion, have either
                                         abated altogether or now appear to be priced into the stock market. However, it is important to emphasize that we are
                                         not expecting a "quick fix" in the form of a major stock
                                         market rally. Nor do we anticipate that future aggregate
                                         equity market returns will approach the levels achieved
                                         during most of the past decade. We base these views on the overall lack of positive reaction -- at least to date -- to the Fed acting to reduce interest rates three times in the first quarter, 2001 totaling 150 basis points. In addition, as we move into another reporting season for corporate
                                         earnings, the initial signs, while not necessarily
                                         troubling, generally seem to point to lower corporate
                                         earnings and growth rates going forward.
                                         Unquestionably, a great deal of damage has been done to the equity markets over the past year. We have seen estimates
                                         that four to five trillion dollars in value has been wiped out by the stock market's decline over the past year. We
                                         believe there is little doubt that there is a higher
                                         correlation between the stock market and the overall U.S.
                                         economy, particularly given the higher degree to which U.S.
                                         households now own equities.

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         WHAT IS YOUR INVESTMENT PROCESS?
                                         The investment process emphasizes investments in
                                         high-quality, large-capitalization companies (typically
                                         defined as companies with $10 billion or more in market-
                                         capitalization) that we believe offer the potential for
                                         superior long-term earnings growth. The process is rooted in rigorous, creative, hands-on fundamental research, blending top-down macroeconomic and industry analysis with
                                         "bottom-up" stock selection. We are strong believers in
                                         "doing the work" internally; Wall Street research,
                                         computer-based screening techniques or ratio-driven analysis are seldom utilized as a means of generating investment
                                         ideas. We tend to define "growth" somewhat flexibly and are strong advocates of non-linear, "out of the box" thinking as an approach to identifying attractive investment
                                         opportunities.
                                         The process essentially has two primary dimensions. It
                                         begins with the formulation of a macroeconomic outlook. This facet of the process helps create a strategic backdrop for actual portfolio construction. Key considerations include
                                         factors such as the direction and trend of interest rates, inflation, productivity gains, federal/state budget
                                         surpluses, demographics and the regulatory environment.
                                         The stock selection process focuses on industries and
                                         companies that, in our opinion, are experiencing positive
                                         fundamental change. Our primary investment universe
                                         comprises 400 to 600 companies, approximately 150 to 200 are followed closely. Attributes sought in companies include
                                         specific market expertise/dominance, strong free cash flow, extensive "R&D" and marketing budgets and excellent
                                         management teams. We tend to favor companies that have made significant capital investments and appear poised to benefit from those expenditures. We also generally prefer companies that have improving returns on capital spread over large
                                         bases of revenues (i.e., multiple products/services) and
                                         different geographies.
                                         The Fund will typically own several types of growth
                                         companies including core growth, aggressive growth and life cycle change. The core growth segment will typically
                                         comprise 40% to 50% of the portfolio. It features companies that have demonstrated the ability to generate solid,
                                         relatively predictable, year-over-year earnings growth. The aggressive growth segment generally will comprise 15% to 30%
                                         of the portfolio (although it can reach a higher level
                                         depending upon our overall level of conviction in the equity market). Generally, the segment features investments in
                                         companies -- generally in technology or related
                                         fields -- that have the potential to generate rapid earnings growth rates. The life cycle change category also typically will comprise 15% to 30% of the portfolio. This category
                                         focuses on companies that are experiencing a significant
                                         positive catalyst in their business -- such as an
                                         acquisition, a divestiture, the introduction of a new
                                         product -- that creates potential for strong future earnings growth. Oftentimes, life cycle change companies trade at
                                         relatively low valuations and may be out-of-favor with other growth-oriented equity managers.
                                         Detailed earnings and cash-flow models are created
                                         internally for all companies of interest. These models
                                         "decompose" a company into its various divisions and
                                         products. The purpose of these models is to help us
                                         understand a stock's leverage points with as much precision as possible. We also engage in a great deal of

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         "channel checking" as a means of further evaluating a
                                         company. This process can include analyzing a company's
                                         customers, competitors, suppliers and distributors. Similar to the earnings and cash flow models, this process is
                                         intended to help gain as complete an understanding as
                                         possible about a company.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.++
                                         For the 12-month period ended March 31, 2001, the Fund
                                         (Investor A Shares) had a total return of -30.63%. The S&P
                                         500, which we consider to be its primary equity market
                                         benchmark, had a return of -21.67% over the same time
                                         period.

                                         The Fund's underperformance was attributable to a variety of factors. Investment results, not unlike the overall market, fluctuated substantially throughout the reporting period.
                                         Market leadership shifted dramatically throughout the year, with the most severe changes typically experienced by
                                         technology and biotechnology companies.
                                         In general, the performance "culprits" over the past year
                                         included the Fund's investments in select technology
                                         (particularly "B2B" companies such as Akamai and Commerce
                                         One). The Fund's technology-related positions at their peak reached more than 50% of the Fund's net assets. As a result, investment returns were adversely affected during the
                                         initial, major sell-off that took place in the technology
                                         sector during March to May 2000.
                                         Other areas of weakness in the Fund during the reporting
                                         period included its investments in telecommunications,
                                         telecommunications equipment, cable/media/ entertainment and select retail holdings. Performance also was adversely
                                         affected through approximately the first half of the
                                         reporting period by an underweighting in healthcare-related companies.
                                         However, we would note that several technology positions
                                         (notably EMC Corporation, Corning, Sun Microsystems, and
                                         Oracle Corporation) performed quite well for much of the
                                         year. In addition, decisions made to sell Lucent
                                         Technologies and Dell Computer added value for the year as a whole.
                                         Over the past several months, it appears that the decision to reduce the Fund's technology positions and its overall
                                         level of aggressiveness has helped investment results,
                                         particularly on a relative basis. The decision to reduce the
                                         Fund's technology positions in calendar year 2000, and
                                         further in the first quarter of 2001, was based primarily on our belief that a general technology slowdown is not only at hand but may be greater in magnitude and duration than is
                                         generally recognized in the marketplace. Increasingly, we
                                         have become concerned over end-user demand for various
                                         technology products and applications. In our view, many
                                         technology companies remain fully valued, particularly in
                                         light of our expectations that future growth rates may
                                         continue to decelerate.
                                         As the Fund's technology positions were reduced last year, increased allocations were made in several sectors,
                                         including financial services, health care, consumer-

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         related (e.g., retail, beverages) and aerospace/defense. We believe these sectors/ industries are trading at attractive valuations and offer the potential for solid earnings gains in a slower growth economic environment. The financial
                                         services weighting was increased beginning last summer,
                                         primarily because we anticipated that the Fed would take
                                         steps to reduce interest rates. We believed that a more
                                         favorable interest rate environment would provide a
                                         favorable backdrop for financial services companies. The
                                         sector performed well in the third calendar quarter of 2000, sold off sharply last October and November then rallied in
                                         December. Thus far in calendar year 2001, the sector has
                                         experienced similar volatility.
                                         On balance, we believe the changes implemented in the Fund have contributed positively to performance.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2001?
                                         While we in no way are attempting to "sugarcoat" the
                                         difficulty of the recent stock market environment, it is
                                         important to emphasize that we continue to have an overall positive long-term investment outlook. Although the Fund is postured quite differently than previously in terms of its sector emphasis, it remains fully invested in equities. In our opinion, there are a number of very important, positive long-term macroeconomic underpinnings -- highlighted by
                                         lower interest rates, constrained inflation, budget
                                         surpluses and productivity gains -- that we believe are
                                         durable and which should provide a healthy overall backdrop for future equity returns.
                                         Although the degree of the overall stock market decline
                                         these past several months has triggered some comparisons to the infamous "bear market" of 1973-74, in our view we are in a substantially different, more positive macroeconomic
                                         environment. We do not believe there is a high risk of a
                                         general recession occurring, although certain market sectors clearly are experiencing difficulties. We believe energy
                                         prices will most likely stabilize going forward. Further, we think the three interest rate cuts by the Fed totaling 150 basis points in the first quarter point to a more favorable interest rate environment which, over time, should help
                                         provide a more favorable valuation backdrop for the overall equity market. Indeed, our expectation is that the Fed will most likely reduce rates again in the ensuing months.
                                         We believe equity valuations have become more compelling as the S&P 500, the Dow Jones Industrial Average+++ and Nasdaq
                                         have declined. We are not necessarily expecting an imminent market turn, although -- as evidenced by the Fund's sector and industry allocations -- we have positioned the Fund in several areas that we believe offer compelling long-term
                                         growth potential. In an economic environment where inflation is restrained and interest rates are moving lower, we feel the stock market offers opportunities for long-term
                                         investors.

                           +++The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue chip stocks.

NATIONS MARSICO
GROWTH & INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Other                                                                            35.1
Pharmaceuticals                                                                  12.3
Investment services                                                               9.4
Aerospace and defense                                                             7.5
Department and discount stores                                                    6.9
Beverages                                                                         6.6
Specialty stores                                                                  6.2
Broadcasting and cable                                                            4.4
Oilfield services                                                                 4.3
Diversified manufacturing                                                         4.1
Commercial banking                                                                3.2

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Merck & Company, Inc.                   4.2%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                4.1%
                                                                            -------------------------------------------------
                                                                              3  Boeing Company                          4.1%
                                                                            -------------------------------------------------
                                                                              4  Merrill Lynch & Company, Inc.           4.0%
                                                                            -------------------------------------------------
                                                                              5  Home Depot, Inc.                        3.9%
                                                                            -------------------------------------------------
                                                                              6  Genentech, Inc.                         3.8%
                                                                            -------------------------------------------------
                                                                              7  Costco Wholesale Corporation            3.7%
                                                                            -------------------------------------------------
                                                                              8  Anheuser-Busch Companies, Inc.          3.6%
                                                                            -------------------------------------------------
                                                                              9  General Dynamics Corporation            3.4%
                                                                            -------------------------------------------------
                                                                             10  Citigroup Inc.                          3.2%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO
GROWTH & INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (12/31/97
                                                                                     through
                                                                                     3/31/01)        13.42%     11.37%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Marsico Growth & Income Fund
                                                from the inception of the share
                                                class. Figures for the Standard
                                                & Poor's 500 Composite Stock
                                                Price Index (Standard & Poor's
                                                500 Index), a market-
                                                capitalization weighted index
                                                that measures the market value
                                                of 400 industrial stocks, 60
                                                transportation and utility
                                                company stocks, and 40 financial
                                                issues, include reinvestment of
                                                dividends. Funds in the Lipper
                                                Large-Cap Growth Funds Average
                                                normally invest in large
                                                capitalization companies with
                                                long-term earnings expected to
                                                grow significantly. It is not
                                                possible to invest in the Index
                                                or Lipper Average. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[LINE GRAPH] INVESTOR A SHARES AT MOP* (AS OF 3/31/00)   [CHART LEGEND]

                                                     NATIONS MARSICO
                                                     GROWTH & INCOME         LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                      FUND $14,186            FUNDS AVERAGE $12,374           INDEX $12,470
                                                 -----------------------     -----------------------      ---------------------
Dec. 31 1997                                             9425.00                    10000.00                    10000.00
                                                        11338.00                    11467.00                    11395.00
                                                        12329.00                    12051.00                    11771.00
                                                        10820.00                    10702.00                    10600.00
1998                                                    13065.00                    13500.00                    12858.00
                                                        14103.00                    14645.00                    13499.00
                                                        14898.00                    15230.00                    14451.00
                                                        14700.00                    14691.00                    13548.00
1999                                                    19873.00                    18646.00                    15564.00
                                                        20450.00                    20229.00                    15920.00
                                                        18614.00                    19214.00                    15497.00
                                                        19071.00                    19121.00                    15346.00
2000                                                    16800.00                    15620.00                    14146.00
Mar. 31 2001                                            14186.00                    12374.00                    12470.00

[LINE GRAPH] INVESTOR A SHARES AT NAV** (AS OF 3/31/00)

                                                     NATIONS MARSICO
                                                     GROWTH & INCOME         LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                      FUND $15,051            FUNDS AVERAGE $12,374           INDEX $12,470
                                                 -----------------------     -----------------------      ---------------------
Dec. 31 1997                                            10000.00                    10000.00                    10000.00
                                                        12030.00                    11467.00                    11395.00
                                                        13081.00                    12051.00                    11771.00
                                                        11480.00                    10702.00                    10600.00
1998                                                    13862.00                    13500.00                    12858.00
                                                        14963.00                    14645.00                    13499.00
                                                        15807.00                    15230.00                    14451.00
                                                        15597.00                    14691.00                    13548.00
1999                                                    21085.00                    18646.00                    15564.00
                                                        21697.00                    20229.00                    15920.00
                                                        19749.00                    19214.00                    15497.00
                                                        20234.00                    19121.00                    15346.00
2000                                                    17824.00                    15620.00                    14146.00
Mar. 31 2001                                            15051.00                    12374.00                    12470.00

   TOTAL RETURN (AS OF 3/31/01)

                                                      INVESTOR A                  INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                   12/31/97              12/31/97                    12/31/97                    12/31/97
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                -30.42%        -30.63%       -34.63%       -31.13%       -34.54%       -31.10%       -31.78%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             7.85%          7.75%         5.66%         6.98%        6.10%          7.03%        7.03%
SINCE INCEPTION                    13.52%         13.42%        11.37%        12.67%       11.96%         12.72%       12.72%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS BLUE CHIP FUND
EQUITY MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS BLUE CHIP FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD
                                         ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Equity        As a general policy, the philosophy of Nations Blue Chip
Management Team of Chicago Equity        Fund is to remain neutral to the overall stock market in
Partners, LLC, the investment            sector weightings and market capitalization and focus on
sub-adviser to the Fund.                 individual stock selection. Our risk-controlled strategy is
INVESTMENT OBJECTIVE                     designed to provide the potential for the Fund to fully
The Fund seeks to achieve                benefit from the market's advances despite major disparities
long-term capital appreciation           in performance between sectors and the narrowness of the
through investments in blue chip         market. Within our discipline, we select securities that
stocks.                                  display attractive valuations, while exhibiting positive
PERFORMANCE REVIEW                       momentum and solid earnings quality. By factoring for these
For the 12-month period ended            three themes, we seek to provide superior stock selection
March 31, 2001, Nations Blue Chip        across the industry sectors. We focus on companies that
Fund Investor A Shares had a total       exhibit rising earnings expectations and perceived high
return of -23.30%.**                     earnings certainty while trading at attractive valuations.
                                         Companies with high earnings certainty are those that have similar estimates by different analysts. Firms with rising earnings expectations are typically those that have
                                         experienced the biggest increase in analyst earnings
                                         expectations.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         The Fund (Investor A Shares) returned -23.30% versus -21.67%
                                         for the Standard & Poor's 500 Composite Stock Price Index
                                         (S&P 500)***. The market conditions over the last twelve
                                         months saw a rapid decline in the overall economy, which
                                         spilled over into the stock market. Technology stocks
                                         declined the most during this period, as the slowdown in the economy and lack of capital spending among corporations was transparent in technology company earnings. Other factors
                                         contributing to the overall downfall were higher energy
                                         prices and a stronger dollar.

                                         WHAT ADJUSTMENTS WERE MADE TO THE FUND AS A RESULT OF THE
                                         STOCK MARKET VOLATILITY OF THE FIRST QUARTER 2001?
                                         To address the increased volatility within the last three
                                         months, the number of stocks held within the portfolio
                                         increased from 170 to 184, which we believe decreased the
                                         volatility relative to the S&P 500. This is a continuation of what we have seen over the last year.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Chicago Equity Partners, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 40

NATIONS BLUE CHIP FUND
EQUITY MANAGEMENT TEAM COMMENTARY continued

                                         WHAT SECTORS OR STOCKS PROVED FAVORABLE FOR THE FUND OVER
                                         THE LAST 12 MONTHS?+
                                         The best performing sectors over the last twelve months were financials (+10%) and health care (+16%), which produced
                                         strong returns in the second and third quarters of 2000.
                                         Other contributing sectors were utilities and energy, which saw the rise in energy prices as a boon, as earnings
                                         increased greater than expected. Within health care,
                                         Cardinal Health, Inc. a drug distributor, was the
                                         best-performing stock, while as a group the major drug
                                         companies, Merck & Company, Inc. and Eli Lilly and Company, were the largest contributors.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         The lagging sectors were technology and communication
                                         services. On an absolute basis, technology lost 58% over the year, and after this drop remains the largest-weighted
                                         sector at 18% as of March 31, 2001. The biggest detractors in the technology sector were Cisco Systems, Inc., Microsoft
                                         Corporation, Intel Corporation and Oracle Corporation.
                                         Within communication services, AT&T Corporation and Worldcom were the largest detractors, as the earnings slowdown was
                                         felt as continued price pressure in long-distance services and reduced capital spending in wireless, Internet and data segments led to the disappointing earnings and lower future expectations.

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         The U.S. economy still appears to show signs of slowing,
                                         which wreaked havoc on the markets during the second half of
                                         2000. Profit concerns have been at the root of most issues related to stocks. The Federal Reserve Board is addressing the slowdown with its 150 basis point decrease in rates thus far in 2001, and companies are addressing the earnings story through head count reductions. Many pundits predict that by the fourth quarter, the economy and corporate profits could turn positive as the combination of the aforementioned may start to produce a stronger economy and stable earnings. As a leading indicator, we believe the stock market may benefit before we see the economy turn.
                                         Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector
                                         rotation, for which there is not adequate compensation by
                                         the market.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS BLUE CHIP FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Pharmaceuticals                                                                   9.1
Commercial banking                                                                8.1
Telecommunications services                                                       6.1
Integrated oil                                                                      6
Computers and office equipment                                                    4.9
Diversified manufacturing                                                         4.6
Semiconductors                                                                    4.2
Software                                                                          4.2
Insurance                                                                           4
Department and discount stores                                                    3.7
Other                                                                            45.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                3.5%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil Corporation                 3.4%
                                                                            -------------------------------------------------
                                                                              3  Pfizer Inc.                             3.0%
                                                                            -------------------------------------------------
                                                                              4  Citigroup Inc.                          2.9%
                                                                            -------------------------------------------------
                                                                              5  Microsoft Corporation                   2.6%
                                                                            -------------------------------------------------
                                                                              6  Merck & Company, Inc.                   2.1%
                                                                            -------------------------------------------------
                                                                              7  AOL Time Warner Inc.                    1.9%
                                                                            -------------------------------------------------
                                                                              8  International Business Machines
                                                                                 Corporation                             1.9%
                                                                            -------------------------------------------------
                                                                              9  Intel Corporation                       1.7%
                                                                            -------------------------------------------------
                                                                             10  Verizon Communications Inc.             1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS BLUE CHIP FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (1/13/94
                                                                                     through
                                                                                     3/31/01)        14.87%     13.93%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Blue Chip Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. Funds
                                                in the Lipper Large-Cap Core
                                                Funds Average invest at least
                                                75% of their equity assets in
                                                companies with market
                                                capitalizations of greater than
                                                $10 billion. It is not possible
                                                to invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                 NATIONS BLUE CHIP FUND       LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                         $25,610              FUNDS AVERAGE $24,477           INDEX $28,505
                                                 ----------------------       ---------------------       ---------------------
Jan. 13 1994                                               9425                       10000                       10000
                                                           9020                        9660                        9621
                                                           9002                        9561                        9661
                                                           9480                        9988                       10134
1994                                                       9486                        9876                       10132
                                                          10397                       10678                       11119
                                                          11345                       11596                       12180
                                                          12252                       12453                       13149
1995                                                      12880                       13045                       13940
                                                          13565                       13760                       14689
                                                          14237                       14278                       15349
                                                          14643                       14741                       15823
1996                                                      15940                       15758                       17141
                                                          16340                       15889                       17600
                                                          19273                       18471                       20675
                                                          20765                       19939                       22221
1997                                                      21151                       20177                       22859
                                                          24133                       22810                       26048
                                                          24891                       23380                       26908
                                                          21859                       20740                       24230
1998                                                      27042                       25249                       29391
                                                          28370                       26383                       30858
                                                          30081                       28077                       33034
                                                          28126                       26395                       30969
1999                                                      32766                       30858                       35577
                                                          33395                       32127                       36392
                                                          32849                       31230                       35424
                                                          32849                       31112                       35080
2000                                                      29722                       28119                       32337
Mar. 31 2001                                              25610                       24477                       28505

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS BLUE CHIP FUND       LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                         $27,181              FUNDS AVERAGE $24,477           INDEX $28,505
                                                 ----------------------       ---------------------       ---------------------
Jan. 13 1994                                              10000                       10000                       10000
                                                           9570                        9660                        9621
                                                           9551                        9561                        9661
                                                          10058                        9988                       10134
1994                                                      10065                        9876                       10132
                                                          11031                       10678                       11119
                                                          12037                       11596                       12180
                                                          12999                       12453                       13149
1995                                                      13666                       13045                       13940
                                                          14393                       13760                       14689
                                                          15105                       14278                       15349
                                                          15536                       14741                       15823
1996                                                      16912                       15758                       17141
                                                          17337                       15889                       17600
                                                          20449                       18471                       20675
                                                          22032                       19939                       22221
1997                                                      22441                       20177                       22859
                                                          25606                       22810                       26048
                                                          26410                       23380                       26908
                                                          23193                       20740                       24230
1998                                                      28692                       25249                       29391
                                                          30101                       26383                       30858
                                                          31916                       28077                       33034
                                                          29841                       26395                       30969
1999                                                      34765                       30858                       35577
                                                          35433                       32127                       36392
                                                          34864                       31230                       35424
                                                          34864                       31112                       35080
2000                                                      31545                       28119                       32337
Mar. 31 2001                                              27181                       24477                       28505

   TOTAL RETURN (AS OF 3/31/01)

                                                                 INVESTOR A                 INVESTOR B++
                                           PRIMARY A+        NAV**         MOP*          NAV**        CDSC***
Inception date                             5/21/99                 1/13/94                     7/15/98
-------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         -23.09%          -23.30%       -27.71%       -23.85%       -27.38%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       2.84%           2.00%         0.00%         1.35%        0.54%
5 YEARS                                      14.12%          13.56%        12.21%        13.12%       12.88%
SINCE INCEPTION                              15.27%          14.87%        13.93%        14.57%       14.57%

                                           INVESTOR C
                                       NAV**        CDSC***
Inception date                              11/11/96
-------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    -23.84%       -24.54%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 1.34%        1.34%
5 YEARS                                 --            --
SINCE INCEPTION                        10.92%       10.92%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 13, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 13, 1994.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS STRATEGIC GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Growth        Nations Strategic Growth Fund employs a long-term,
Strategies Team of Banc of America       large-capitalization growth strategy. We "build" the Fund by
Capital Management, Inc.,                employing an integrated approach to portfolio construction.
investment sub-adviser to the            We start with a macro view, forecasting factors such as the
Fund.                                    economy, sector trends and long-term investment themes
INVESTMENT OBJECTIVE                     (e.g., the aging of the U.S. population, globalization and
The Fund seeks long-term,                innovation). We then combine fundamental and quantitative
after-tax returns by investing in        research analysis to select high-growth companies that we
a diversified portfolio of common        believe will grow faster and/or longer than consensus
stocks.                                  expectations. The Fund typically invests in companies that
PERFORMANCE REVIEW                       are recognized leaders, have strong track records and appear
For the 12-month period ended            to possess key competitive advantages. Through our
March 31, 2001, Nations Strategic        "top-down" framework and "bottom-up" stock selection, we
Growth Fund Investor A Shares            create a portfolio of 60-80 securities in which we attempt
provided shareholders with a total       to control risk through diversification and monitor through
return of -26.62%.**                     quantitative techniques.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         The last year was an extremely difficult period for growth investors. The tremendous appreciation in large
                                         capitalization growth stocks from 1996-2000 reversed over
                                         the last twelve months as the Standard & Poor's 500
                                         Composite Stock Price Index (S&P 500)*** dropped 21.67% and the Nasdaq Composite Index+ fell nearly 60%. Nations
                                         Strategic Growth Fund (Investor A Shares) returned a
                                         disappointing -26.62% for the 12-month period ended March
                                         31, 2001. Over the last year, there were three sharp
                                         declines in the equity market that were briefly interrupted by two short rallies. From April 1 through July 31, 2000,
                                         the speculative fervor that propelled stock valuations to
                                         unprecedented levels was wrung from the market.
                                         During August, the market staged a brief rally followed by a significant decline through the end of the year as investors adjusted to slower economic growth. The Federal Reserve
                                         Board stepped in with an interest rate cut on January 3,
                                         2001 catching investors off guard and igniting a sharp rally through the end of January, only to be followed by the
                                         resumption of the bear market through the end of March.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.
                           +The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 44

NATIONS STRATEGIC GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         The first quarter of 2001 has been kinder to Nations
                                         Strategic Growth Fund, and performance has stabilized. The
                                         Fund stayed true to its objective of investing in
                                         large-capitalization growth stocks and held up relatively
                                         well versus the S&P 500 and its peer group through December, when fear and panic shook investors. In this period, many
                                         growth stocks fell precipitously and the Fund lost
                                         considerable performance.
                                         WHAT STEPS ARE BEING TAKEN TO IMPROVE FUND PERFORMANCE?
                                         As evidence mounted that the economy was slowing, we took
                                         several steps to seek to reduce risk in the portfolio.
                                         Initially, we increased the diversification of the Fund.
                                         This was accomplished by increasing the number of stocks
                                         held and by reducing sector bets, particularly in
                                         technology. Several positions were initiated or increased in the Fund with more "defensive" characteristics, including
                                         Lockheed Martin Corporation, United Technologies Corporation
                                         and Worldcom Inc. Finally, the Fund carried slightly higher than normal cash positions, allowing the flexibility to
                                         opportunistically purchase stocks at what we believe to be better valuations. While the Fund remained true to its
                                         large-capitalization growth mandate, it was managed in a
                                         more conservative manner in the first quarter. We believe
                                         over the next couple of quarters we may again be compensated if we incur greater risk and may adjust the Fund as
                                         appropriate in seeking to maximize shareholder appreciation.

                                         WHAT SECTORS OR STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?+
                                         As investor focus changed from momentum driven to earnings stability and visibility, defensive sectors and stocks
                                         proved the place to be. Several sectors contributed
                                         favorably to Fund performance including consumer staples,
                                         capital goods, healthcare and energy. These sectors contain companies with stable sales, revenues and earnings. Consumer staples companies, including Anheuser-Busch Companies, Inc.,
                                         PepsiCo, Inc. and Estee Lauder all positively contributed to
                                         Fund performance, as each reported solid earnings growth and stable demand for their products. Capital goods stocks also contributed to performance as the Fund increased or
                                         initiated positions in General Dynamics Corporation,
                                         Lockheed Martin Corporation and United Technologies
                                         Corporation. Healthcare stocks continued to attract investor interest as earnings visibility and strong growth were
                                         rewarded. The large capitalization pharmaceutical stocks
                                         were the best performing in the Fund. One of the only areas in the economy with pricing power was energy. As the price of oil remained high and electricity shortages hit
                                         California, Exxon Mobil Corporation, Schlumberger Ltd. and
                                         AES Corporation all contributed positively to Fund
                                         performance.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         WHAT SECTORS OR STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The primary driver of the Fund's negative returns were
                                         technology related stocks. After peaking in valuation in
                                         March of 2000, technology stocks fell more than 60% over the last twelve months. Nearly all of these stocks suffered
                                         significant declines including industry leaders such as
                                         Microsoft Corporation, Intel Corporation, Cisco Systems,
                                         Inc. and Dell Computer Corporation as well as the more
                                         speculative names such as Openwave, VERITAS Software
                                         Corporation and Qualcomm Computer Corporation.
                                         Communications stocks, which are closely related to
                                         technology issues, performed poorly in the period,
                                         particularly in the wireless segment. Retailing stocks also underperformed as consumer spending slowed throughout the
                                         last year. Best Buy was the Fund's largest disappointment as the company made an unexpected acquisition that was
                                         negatively viewed by investors.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         We are cautiously optimistic. As we enter the new fiscal
                                         year, we believe we are in a turbulent transition from a
                                         bear to a bull market. The market collapse over the last
                                         year has likely set the stage for a recovery as we move
                                         through 2001. Our economic forecast suggests we may not be entering a prolonged economic downturn; rather, we may
                                         experience a slowdown of growth in gross domestic product, not a recession. The interest rate reductions by the Federal
                                         Reserve Board potentially could lead to better economic
                                         growth and to a faster recovery in the economy than is
                                         widely believed. If our scenario proves to be correct,
                                         earnings growth in the fourth quarter of 2001 and into 2002 could be positive and lead to higher stock valuations.
                                         Lastly, and very importantly, stock valuations seem much
                                         more reasonable as we enter this year than they have been at any time over the last three years. Stock prices tend to
                                         lead economic conditions by six to twelve months indicating we may be close to seeing valuations improve and a growth
                                         investment strategy pay off for our shareholders.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Other                                                                            45.7
Pharmaceuticals                                                                   7.8
Broadcasting and able                                                               6
Software                                                                          5.9
Computers and office equipment                                                    5.8
Diversified Manufacturing                                                         5.4
Commercial banking                                                                5.3
Department and discount stores                                                    4.9
Medical devices and supplies                                                      4.8
Telecommunications services                                                       4.6
Semiconductors                                                                    3.8

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   4.8%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                3.5%
                                                                            -------------------------------------------------
                                                                              3  International Business Machines
                                                                                 Corporation                             3.2%
                                                                            -------------------------------------------------
                                                                              4  Pfizer Inc.                             2.8%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores, Inc.                   2.5%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          2.4%
                                                                            -------------------------------------------------
                                                                              7  Comcast Corporation, Class A            2.2%
                                                                            -------------------------------------------------
                                                                              8  Intel Corporation                       2.1%
                                                                            -------------------------------------------------
                                                                              9  American International Group, Inc.      2.0%
                                                                            -------------------------------------------------
                                                                             10  Bank of New York Company, Inc.          2.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS STRATEGIC GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                CUMULATIVE TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/2/98
                                                                                     through
                                                                                     3/31/01)        9.87%     7.29%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Strategic Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. Funds
                                                in the Lipper Large-Cap Growth
                                                Funds Average normally invest in
                                                large capitalization companies
                                                whose long-term earnings are
                                                expected to grow significantly.
                                                It is not possible to invest in
                                                the Index or Lipper Average. The
                                                performance of Investor A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                         NATIONS                  LIPPER LARGE-
                                                  STRATEGIC GROWTH FUND         CAP GROWTH FUNDS         STANDARD & POOR'S 500
                                                         $11,917                 AVERAGE $11,562              INDEX $11,764
                                                  ---------------------         ----------------         ----------------------
Oct. 2 1998                                                9425                       10000                       10000
1998                                                      12141                       12614                       12130
                                                          13068                       13684                       12735
                                                          13721                       14231                       13633
                                                          12883                       13727                       12781
1999                                                      15520                       17423                       14683
                                                          16239                       18902                       15019
                                                          15663                       17953                       14620
                                                          15356                       17867                       14478
2000                                                      13574                       14595                       13346
Mar. 31 2001                                              11917                       11562                       11764

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                         NATIONS                  LIPPER LARGE-
                                                  STRATEGIC GROWTH FUND         CAP GROWTH FUNDS         STANDARD & POOR'S 500
                                                         $12,644                 AVERAGE $11,562              INDEX $11,764
                                                  ---------------------         ----------------         ----------------------
Oct. 2 1998                                               10000                       10000                       10000
1998                                                      12882                       12614                       12130
                                                          13865                       13684                       12735
                                                          14558                       14231                       13633
                                                          13669                       13727                       12781
1999                                                      16467                       17423                       14683
                                                          17227                       18902                       15019
                                                          16618                       17953                       14620
                                                          16293                       17867                       14478
2000                                                      14402                       14595                       13346
Mar. 31 2001                                              12644                       11562                       11764

   TOTAL RETURN (AS OF 3/31/01)

                                                     INVESTOR A+                 INVESTOR B+                 INVESTOR C+
                                PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                   10/2/98               8/2/99                      8/2/99                      8/2/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -26.62%        -26.62%       -30.85%       -27.16%       -30.79%       -27.14%       -27.87%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                    9.99%          9.87%         7.29%         9.37%         8.30%         9.40%         9.40%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 fees. If Investor A, Investor B and Investor C Shares 12b-1 fees had been reflected, total returns would have been lower.
 48

NATIONS CAPITAL GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS CAPITAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Growth        Nations Capital Growth Fund employs a long-term,
Strategies Team of Banc of America       large-capitalization growth strategy. We "build" the Fund by
Capital Management, Inc.,                employing an integrated approach to portfolio construction.
investment sub-adviser to the            We start with a macro view, forecasting factors such as the
Fund.                                    economy, sector trends and long-term investment themes
INVESTMENT OBJECTIVE                     (e.g., the aging of the U.S. population, globalization and
The Fund seeks growth of capital         innovation). We then combine fundamental and quantitative
by investing in companies that are       research analysis to select high-growth companies that we
believed to have superior earnings       believe will grow faster and/or longer than consensus
growth potential.                        expectations. The Fund typically invests in companies that
PERFORMANCE REVIEW                       are recognized leaders, have strong track records and appear
For the 12-month period ended            to possess key competitive advantages. Through our
March 31, 2001, Nations Capital          "top-down" framework and "bottom-up" stock selection, we
Growth Fund Investor A Shares            create a portfolio of 60-80 securities in which we attempt
provided shareholders with a total       to control risk through diversification and monitor it
return of -30.91%.**                     through quantitative techniques.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         The last year was an extremely difficult period for growth investors. The tremendous appreciation in
                                         large-capitalization growth stocks from 1996-2000 reversed over the last twelve months as the Standard & Poor's 500
                                         Composite Stock Price Index (S&P 500)*** dropped 21.67% and the Nasdaq Composite Index+ fell nearly 60%. Nations Capital
                                         Growth Fund (Investor A Shares) returned a disappointing
                                         -30.91% for the 12-month period ended March 31, 2001.
                                         Over the last year, there were three sharp declines in the equity market that were briefly interrupted by two short
                                         rallies. From April 1 through July 31, 2000, the speculative fervor that propelled stock valuations to unprecedented
                                         levels was wrung from the market. During August, the market staged a brief rally followed by a significant decline
                                         through the end of the year as investors adjusted to slower economic growth. The Federal Reserve Board (the Fed) stepped in with an interest rate cut on January 3, 2001, catching
                                         investors off guard and igniting a sharp rally through the end of January, only to be followed by the resumption of the bear market through the end of March.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CAPITAL GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         The first quarter of 2001 has been kinder to Nations Capital
                                         Growth Fund and performance has stabilized. The Fund stayed true to its objective of investing in large-capitalization growth stocks and held up relatively well versus the S&P 500 and its peer group through December, when fear and panic
                                         shook investors. In this period, many growth stocks fell
                                         precipitously, and the Fund lost considerable performance.
                                         HOW WAS THE FUND POSITIONED IN THIS ENVIRONMENT?
                                         As evidence mounted that the economy was slowing, we took
                                         several steps in the Fund to attempt to reduce risk in the portfolio. Initially, we increased diversification. This was accomplished by increasing the number of stocks held and by reducing sector bets, particularly in technology. Several
                                         positions were initiated or increased in the Fund with more
                                         "defensive" characteristics, including Lockheed Martin
                                         Corporation, United Technologies and Worldcom, Inc. Finally,
                                         the Fund carried slightly higher than normal cash position, providing the flexibility to opportunistically purchase
                                         stocks at what we believe to be better valuations.
                                         While the Fund remained true to its large-capitalization
                                         growth mandate, it was managed in a more conservative manner in the first quarter. We believe over the next couple of
                                         quarters we may again be compensated if we incur greater
                                         risk and may adjust the Fund as appropriate in seeking to
                                         maximize shareholder appreciation.
                                         WHAT SECTORS OR STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?++
                                         As investor focus changed from momentum driven to earnings stability and visibility, defensive sectors and stocks
                                         proved the place to be. Several sectors contributed
                                         favorably to Fund performance including consumer staples,
                                         finance, health care and energy. These sectors contain
                                         companies with stable sales, revenues and earnings. Consumer staples companies, including Anheuser-Busch Companies, Inc.,
                                         PepsiCo, Inc. and Estee Lauder all positively contributed to
                                         Fund performance as each reported solid earnings growth and stable demand for their products. Financial service
                                         companies tended to recover from two years of disappointing performance as stocks such as Citigroup, Inc., American
                                         International Group, Inc. and Fannie Mae all had favorable returns. Health care stocks continued to attract investor
                                         interest as earnings visibility and strong growth were
                                         rewarded. The large-capitalization pharmaceutical stocks
                                         were the best performing in the Fund. Energy was one of the only areas in the economy with pricing power. As the price of oil remained high and electricity shortages hit
                                         California, Exxon Mobil Corporation, Schlumberger Ltd. and
                                         AES Corporation all contributed positively to Fund
                                         performance.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS CAPITAL GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         WHAT SECTORS OR STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The primary drivers of the Fund's negative returns were
                                         technology-related stocks. After peaking in valuation in
                                         March of 2000, technology stocks fell more than 60% over the last twelve months. Nearly all of these stocks suffered
                                         significant declines including industry leaders such as
                                         Microsoft Corporation, Intel Corporation, Cisco Systems,
                                         Inc. and Dell Computer as well as the more speculative names such as Openwave, Veritas and Qualcomm. Communications
                                         stocks, which are closely related to technology issues,
                                         performed poorly in the period, particularly in the wireless segment. Retailing stocks also underperformed as consumer
                                         spending slowed throughout the last year. Best Buy was the
                                         Fund's largest disappointment as the company made an
                                         unexpected acquisition that was negatively viewed by
                                         investors.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         We are cautiously optimistic. As we enter the new fiscal
                                         year, we believe we may be in a turbulent transition from a bear to a bull market. The market collapse over the last
                                         year may likely have set the stage for a recovery as we move through 2001. Our economic forecast suggests we may not be entering a prolonged economic downturn; rather, we may
                                         experience a slowdown of growth in gross domestic product, not a recession. The interest rate reductions by the Federal
                                         Reserve Board will ultimately lead to better economic growth and to a faster recovery in the economy than is widely
                                         believed. If our scenario proves to be correct, earnings
                                         growth in the fourth quarter of 2001 and into 2002 should be very positive and lead to higher stock valuations. Lastly, and very importantly, we believe stock valuations to be more reasonable as we enter this year than they have been at any time over the last three years. Historically, stock prices tend to lead economic conditions by six to twelve months,
                                         indicating we are close to seeing valuations improve and a growth investment strategy pay off for our shareholders.

NATIONS CAPITAL GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Pharmaceuticals                                                                  10.40
Broadcasting and cable                                                            7.90
Software                                                                          7.50
Computers and office equipment                                                    7.20
Department and discount stores                                                    6.80
Medical devices and supplies                                                      5.90
Diversified manufacturing                                                         5.60
Semiconductors                                                                    4.70
Telecommunications services                                                       4.60
Computer services                                                                 4.40
Other                                                                            35.00

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   5.2%
                                                                            -------------------------------------------------
                                                                              2  Wal-Mart Stores, Inc.                   4.0%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                3.8%
                                                                            -------------------------------------------------
                                                                              4  Pfizer Inc.                             3.6%
                                                                            -------------------------------------------------
                                                                              5  International Business Machines
                                                                                 Corporation                             3.5%
                                                                            -------------------------------------------------
                                                                              6  Intel Corporation                       3.3%
                                                                            -------------------------------------------------
                                                                              7  AOL Time Warner Inc.                    2.9%
                                                                            -------------------------------------------------
                                                                              8  Comcast Corporation, Class A            2.4%
                                                                            -------------------------------------------------
                                                                              9  Automatic Data Processing, Inc.         2.3%
                                                                            -------------------------------------------------
                                                                             10  Amgen Inc.                              2.1%
                                                                            -------------------------------------------------
                                                                              THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                              EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                              WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS CAPITAL GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/01)        12.38%     11.60%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Capital Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. Funds
                                                in the Lipper Large-Cap Growth
                                                Funds Average normally invest in
                                                large capitalization companies
                                                whose long-term earnings are
                                                expected to grow significantly.
                                                It is not possible to invest in
                                                the Index or Lipper Average. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                 NATIONS CAPITAL GROWTH      LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                       FUND $25405             FUNDS AVERAGE $29053            INDEX $32961
                                                 ----------------------      -----------------------      ---------------------
Oct. 2 1992                                                9425                       10000                       10000
1992                                                      10157                       10908                       10504
                                                          10333                       11052                       10963
                                                          10229                       11142                       11017
                                                          10571                       11695                       11301
1993                                                      10921                       11901                       11563
                                                          10590                       11456                       11125
                                                          10269                       11077                       11172
                                                          10899                       11754                       11718
1994                                                      10752                       11656                       11716
                                                          11430                       12540                       12857
                                                          12660                       13911                       14085
                                                          13772                       15213                       15204
1995                                                      13823                       15474                       16120
                                                          14431                       16295                       16985
                                                          15012                       17154                       17748
                                                          15556                       17758                       18296
1996                                                      16351                       18539                       19820
                                                          16102                       18326                       20351
                                                          18893                       21484                       23907
                                                          20612                       23610                       25695
1997                                                      21315                       23478                       26432
                                                          24770                       26922                       30120
                                                          25352                       28293                       31114
                                                          21567                       25127                       28018
1998                                                      27651                       31695                       33986
                                                          28412                       34383                       35682
                                                          30588                       35758                       38197
                                                          28603                       34492                       35810
1999                                                      34172                       43778                       41138
                                                          36773                       47494                       42080
                                                          35470                       45110                       40961
                                                          35126                       44894                       40564
2000                                                      30013                       36674                       37392
Mar. 31 2001                                              25405                       29053                       32961

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS CAPITAL GROWTH      LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                       FUND $26955             FUNDS AVERAGE $29053            INDEX $32961
                                                 ----------------------      -----------------------      ---------------------
Oct. 2 1992                                               10000                       10000                       10000
1992                                                      10777                       10908                       10504
                                                          10963                       11052                       10963
                                                          10853                       11142                       11017
                                                          11216                       11695                       11301
1993                                                      11588                       11901                       11563
                                                          11238                       11456                       11125
                                                          10896                       11077                       11172
                                                          11564                       11754                       11718
1994                                                      11408                       11656                       11716
                                                          12128                       12540                       12857
                                                          13433                       13911                       14085
                                                          14612                       15213                       15204
1995                                                      14666                       15474                       16120
                                                          15311                       16295                       16985
                                                          15928                       17154                       17748
                                                          16505                       17758                       18296
1996                                                      17348                       18539                       19820
                                                          17085                       18326                       20351
                                                          20045                       21484                       23907
                                                          21870                       23610                       25695
1997                                                      22615                       23478                       26432
                                                          26281                       26922                       30120
                                                          26899                       28293                       31114
                                                          22883                       25127                       28018
1998                                                      29338                       31695                       33986
                                                          30145                       34383                       35682
                                                          32454                       35758                       38197
                                                          30348                       34492                       35810
1999                                                      36257                       43778                       41138
                                                          39016                       47494                       42080
                                                          37634                       45110                       40961
                                                          37268                       44894                       40564
2000                                                      31844                       36674                       37392
Mar. 31 2001                                              26955                       29053                       32961

   TOTAL RETURN (AS OF 3/31/01)

                                                     INVESTOR A                  INVESTOR B                  INVESTOR C
                                PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                  9/30/92                10/2/92                     6/7/93                      10/2/92
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -30.69%        -30.91%       -34.88%       -31.37%       -34.14%       -31.38%       -31.94%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            1.16%          0.84%        -1.13%         0.12%       -0.47%          0.09%        0.09%
5 YEARS                           12.25%         11.97%        10.65%        11.12%       10.97%         11.32%       11.32%
SINCE INCEPTION                   12.66%         12.38%        11.60%        11.85%       11.85%         11.65%       11.65%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS AGGRESSIVE GROWTH FUND
(FORMERLY KNOWN AS NATIONS DISCIPLINED EQUITY FUND)
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS AGGRESSIVE GROWTH FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Growth        The Fund seeks common stocks of companies that we believe
Strategies Team of Banc of America       are growing, or will grow their revenues, cash flow or
Capital Management, Inc.,                earnings at a rate exceeding the growth rates of companies
investment sub-adviser to the            that comprise the Russell 1000 Growth Index***. Other vital
Fund.                                    traits we look for include smart management teams, unique
INVESTMENT OBJECTIVE                     business models and strong unit-volume growth. We use a
The Fund seeks capital                   blend of fundamental and quantitative research to arrive at
appreciation.                            buy, sell and hold decisions for the Fund. Personal meetings
PERFORMANCE REVIEW                       with company management and constant interaction with our
For the 12-month period ended            sector analysts constitutes the foundation of our
March 31, 2001, Nations Aggressive       fundamental research effort and aids in our decision as to
Growth and Investor A Shares             what companies should be acquired, sold or retained for
provided shareholders with a total       shareholders. Also, we utilize the output generated by our
return of -42.68%.**                     quantitative research, which provides indications as to when securities should be bought, sold or retained.
                                         Stocks that are acquired or retained for the Fund fall into three separate categories, which include emerging growth,
                                         sustainable growth and cyclical growth. Emerging growth
                                         companies are typically new entrants to an industry that is experiencing rapid growth. While such companies normally
                                         will not have long-term track records, they may possess
                                         strong management teams, solid balance sheets relative to
                                         their peers and unique products or services that
                                         differentiate them from key competitors. Sustainable growth companies are those we think are likely to generate strong rates of earnings growth for long periods of time, and have low sensitivities to economic cycles. Finally, cyclical
                                         growth companies are those we think are either in the early phase of high demand for their products over a short-term
                                         horizon or where restructuring activities initiated by
                                         management will lead to improved financial performance and product demand. Unlike sustainable growth firms, cyclical
                                         growth companies are more reliant upon favorable
                                         macro-economic environments.
                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         For the 12-month period ended March 31, 2001, the Fund's
                                         (Investor A Shares) total rate of return was -42.68%, which slightly exceeded its benchmark index, the Russell 1000
                                         Growth Index***, return of -42.72% for the same time frame.
                                         The

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.
                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For
                           standardized performance, please refer to the Performance
                           table.
                           ***The Russell 1000 Growth Index measures the performance of the largest U.S. companies, based upon total market capitalization.
                           Prior to April 17, 2000, the Fund had a different name, investment objective and principal investment strategies.
                           Source for all statistical data -- Banc of America Capital Management, Inc.
                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 54

NATIONS AGGRESSIVE GROWTH FUND
(FORMERLY KNOWN AS NATIONS DISCIPLINED EQUITY FUND)
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         Fund underwent a major transition during the year 2000. The former style (when the Fund was known as Nations Disciplined
                                         Equity Fund) included a bias toward value stocks, using a
                                         strict quantitative process. In early 2000 after shareholder approval, the Fund began a transition toward a more
                                         aggressive posture, which included higher allocations in
                                         sectors such as technology, health care and communications.
                                         Unfortunately, many investors began to prefer stocks having attractive valuations based on traditional measures compared to those companies possessing rapid growth rates, and in
                                         many cases high relative valuations. By staying consistent with the Fund's new mandate, and maintaining high weightings in sectors such as technology, this stance materially
                                         contributed to the Fund's negative absolute returns. As
                                         corporate spending on information technology experienced an abrupt downturn beginning in the fourth quarter of 2000,
                                         many technology stocks responded poorly in the form of
                                         material price declines. Additionally, as it became more
                                         apparent that overall corporate earnings growth was slowing faster than expected, the capital shift to more
                                         value-oriented companies having better earnings visibility hastened the fall in those companies possessing high,
                                         relative valuations and operating in emerging growth
                                         industries.
                                         WHAT ADJUSTMENTS WERE MADE TO THE FUND AS A RESULT OF THE
                                         STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?+
                                         During the first quarter of 2001, we increased the Fund's
                                         weighting in the retail, energy, communications and
                                         consumer-cyclical sectors, while lowering exposures in the technology and consumer-staple areas.

                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?
                                         Sectors that proved favorable to the Fund's performance over the past year were the consumer cyclical, energy, utilities and health care groups. Particular stocks that performed
                                         well during the last twelve months included Electronic Arts
                                         Inc., Cardinal Health, Inc., Pfizer Inc., El Paso
                                         Corporation and AES Corporation.

                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Conversely, sectors that negatively impacted performance
                                         during the last twelve months were technology, retailing and capital goods. Particular stocks that performed poorly over the past year included Sycamore Networks Inc., E.piphany,
                                         Palm Inc., Circuit City Stores, Best Buy Company Inc. and
                                         Sanmina Corporation.

                                         HOW ARE YOU CURRENTLY POSITIONING THE FUND?
                                         We believe retailers could perform well, as lower interest rates and consumer spending is likely to lead the economy
                                         out of its present slowdown. Additionally, the supply and
                                         demand characteristics in the energy sector should remain
                                         favorable for some time, especially since there is a strong need for additional electrical generating capacity
                                         throughout the world. As the growth rates for many
                                         technology
                                         +Portfolio holdings and characteristics are subject to
                                         change and may not be representative of current holdings and characteristics.

NATIONS AGGRESSIVE GROWTH FUND
(FORMERLY KNOWN AS NATIONS DISCIPLINED EQUITY FUND)
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         firms rapidly deteriorated in light of weakening industry
                                         conditions, we exited positions in those technology
                                         companies we believed had a heightened chance of becoming
                                         more marginal. Also, while we are believers in the
                                         technology revolution (and will maintain a material exposure to this sector), we are skeptical this group will lead
                                         investors out of this bear market. The Fund initiated
                                         holdings throughout the quarter in stocks such as Anadarko
                                         Petroleum Corporation, Jones Apparel Group, Inc., Nextel
                                         Communications, Inc., Gentex Corporation and Smith
                                         International Inc. Also, we reduced or eliminated the Fund's exposure to individual stocks where the weighting was too
                                         high or where we believed there were better growth
                                         opportunities. (e.g., Ariba Inc., Sun Microsystems Inc.,
                                         Coca Cola Company, Eli Lilly and Co. and Estee Lauder
                                         Companies Inc.).

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         We anticipate that the Federal Reserve Board (the Fed) will maintain its easing bias throughout the first half of 2001.
                                         In the meantime, the Fed will be closely examining each
                                         economic data point. Lower interest rates, combined with the likelihood of improving corporate earnings, could provide a more constructive environment for stocks in the latter part of this year. Such a backdrop could also bode well for those companies yielding relatively high earnings growth rates and sustainable competitive advantages. However, we expect
                                         investors to be more discriminating when purchasing stocks, seeking those having attractive risk/reward profiles. In our opinion, they will most likely only invest in companies with strong fundamental prospects and reasonable valuations.
                                         The Fund will strive to improve future returns by
                                         maintaining positions in companies with varied market
                                         capitalizations, and characteristics. By segmenting the Fund into the categories of sustainable growth, cyclical growth and emerging growth, we believe its opportunity set will be significantly broadened. Recently, the Fund's allocation has been raised to companies having mid-sized market
                                         capitalizations. We feel this is constructive, as the
                                         aggregate growth rates and valuations of such companies may be superior to larger-capitalized firms. Also, as we believe that investors will not seek "growth at any price" going
                                         forward, we will be quite mindful of a stock's risk/reward profile coupled with our other stock selection criteria.

NATIONS AGGRESSIVE GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Department and discount stores                                                    3.70
Broadcasting and cable                                                            4.30
Semiconductors                                                                    4.60
Computers and office equipment                                                    5.50
Computer services                                                                 5.60
Networking and telecommunications equipment                                       5.70
Specialty stores                                                                  6.20
Diversified manufacturing                                                         7.10
Software                                                                          9.60
Pharmaceuticals                                                                  16.10
Other                                                                            31.60


                                                                            TOP 10 HOLDINGS

                                                                            -------------------------------------------------

                                                                              1  Pfizer Inc.                             4.6%

                                                                            -------------------------------------------------

                                                                              2  General Electric Company                4.1%

                                                                            -------------------------------------------------

                                                                              3  Microsoft Corporation                   4.0%

                                                                            -------------------------------------------------

                                                                              4  AOL Time Warner Inc.                    3.2%

                                                                            -------------------------------------------------

                                                                              5  Intel Corporation                       2.9%

                                                                            -------------------------------------------------

                                                                              6  Wal-Mart Stores, Inc.                   2.7%

                                                                            -------------------------------------------------

                                                                              7  Home Depot, Inc.                        2.3%

                                                                            -------------------------------------------------

                                                                              8  Ambac Financial Group, Inc.             2.1%

                                                                            -------------------------------------------------

                                                                              9  Merck & Company, Inc.                   2.1%

                                                                            -------------------------------------------------

                                                                             10  El Paso Corporation                     1.9%

                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS AGGRESSIVE GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (7/26/93
                                                                                     through
                                                                                     3/31/01)        6.59%      5.77%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Aggressive Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), a market-capitalization
                                                weighted index that measures the
                                                market value of 400 industrial
                                                stocks, 60 transportation and
                                                utility company stocks, and 40
                                                financial issues, include
                                                reinvestment of dividends. The
                                                Russell 1000 Growth Index
                                                measures the performance of the
                                                largest U.S. companies, based
                                                upon total market
                                                capitalization, with higher
                                                price-to-book ratios and higher
                                                forecasted growth values. Funds
                                                in the Lipper Multi-Cap Growth
                                                Funds Average invest in a
                                                variety of market capitalization
                                                ranges, without concentrating
                                                75% of one market capitalization
                                                range. It is not possible to
                                                invest in the Indices or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                                         LIPPER MULTI-
                                        NATIONS AGGRESSIVE    STANDARD & POOR'S 500     CAP GROWTH FUNDS     RUSSELL 1000 GROWTH
                                       GROWTH FUND $15,384        INDEX $30,487         AVERAGE $27,514         INDEX $27,030
                                       -------------------    ---------------------     ---------------      -------------------
Jul. 26 1993                                   9425                   10000                  10000                  10000
                                              11310                   10252                  10795                  10148
1993                                          10844                   10490                  10967                  10541
                                              10287                   10092                  10566                  10076
                                               9602                   10135                   9929                   9973
                                              10379                   10630                  10733                  10740
1994                                          10148                   10628                  10667                  10821
                                              10309                   11663                  11405                  11851
                                              11605                   12777                  12551                  13016
                                              12751                   13793                  13972                  14197
1995                                          12918                   14623                  14321                  14843
                                              13478                   15409                  15181                  15641
                                              14007                   16100                  16158                  16635
                                              14489                   16598                  16580                  17234
1996                                          15767                   17980                  16887                  18275
                                              15734                   18462                  15916                  18374
                                              18356                   21688                  18451                  21848
                                              20918                   23310                  21090                  23491
1997                                          20406                   23979                  20303                  23848
                                              23334                   27324                  23058                  27461
                                              24296                   28226                  23469                  28708
                                              20576                   25417                  20096                  26101
1998                                          25537                   30831                  25554                  33081
                                              26949                   32370                  27238                  35185
                                              28531                   34652                  29567                  36539
                                              26146                   32486                  29201                  35202
1999                                          27890                   37320                  40793                  44052
                                              26838                   38175                  46492                  47193
                                              26684                   37159                  43763                  45919
                                              27038                   37520                  45478                  43448
2000                                          20527                   34585                  35910                  34172
Mar. 31 2001                                  15384                   30487                  27514                  27030

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                              LIPPER MULTI-
                                                NATIONS AGGRESSIVE GROWTH     STANDARD & POOR'S 500         CAP GROWTH FUNDS
                                                      FUND $16,321                INDEX $30,487              AVERAGE $27,514
                                                -------------------------     ---------------------         ----------------
Jul. 26 1993                                              10000                       10000                       10000
                                                          11894                       10252                       10795
1993                                                      11505                       10490                       10967
                                                          10925                       10092                       10566
                                                          10188                       10135                        9929
                                                          11012                       10630                       10733
1994                                                      10767                       10628                       10667
                                                          10938                       11663                       11405
                                                          12312                       12777                       12551
                                                          13561                       13793                       13972
1995                                                      13706                       14623                       14321
                                                          14298                       15409                       15181
                                                          14862                       16100                       16158
                                                          15352                       16598                       16580
1996                                                      16708                       17980                       16887
                                                          16694                       18462                       15916
                                                          19475                       21688                       18451
                                                          22194                       23310                       21090
1997                                                      21653                       23979                       20303
                                                          24758                       27324                       23058
                                                          25778                       28226                       23469
                                                          21831                       25417                       20096
1998                                                      27191                       30831                       25554
                                                          28594                       32370                       27238
                                                          30272                       34652                       29567
                                                          27741                       32486                       29201
1999                                                      29592                       37320                       40793
                                                          28476                       38175                       46492
                                                          28309                       37159                       43763
                                                          28685                       37520                       45478
2000                                                      21778                       34585                       35910
Mar. 31 2001                                              16321                       30487                       27514

   TOTAL RETURN (AS OF 3/31/01)

                                                    INVESTOR A                  INVESTOR B                  INVESTOR C
                               PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                 10/1/92                7/26/93                     5/20/94                     5/10/95
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE              -42.60%        -42.68%       -45.99%       -43.13%       -45.57%       -43.14%       -43.63%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                         -12.79%        -12.97%       -14.67%       -13.62%       -14.22%       -13.63%       -13.63%
5 YEARS                           2.90%          2.68%         1.47%         1.90%        1.69%          2.03%         2.03%
SINCE INCEPTION                  11.30%          6.59%         5.77%         5.95%        5.95%          5.42%         5.42%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The annual reports for the fiscal year ended March 31, 2000 and prior years compare the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index. Fund management believes the Russell 1000 Growth Index is a more appropriate benchmark because the composition of the Index more closely resembles the composition of the Fund.
 58

NATIONS MARSICO FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON
                                         NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND HIS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio           Nations Marsico Focused Equities Fund seeks long-term growth
Manager of Nations Marsico Focused       of capital through a relatively concentrated portfolio.
Equities Fund and Chief Executive        Generally, the Fund holds approximately 30
Officer of Marsico Capital               large-capitalization equities that we believe offer
Management, LLC, investment              attractive long-term growth potential. The Fund may take
sub-adviser to the Fund.                 substantial positions in individual companies and typically
INVESTMENT OBJECTIVE                     will have substantial allocations to a limited number of
The Fund seeks long-term growth of       major economic sectors. However, the Fund typically will be
capital.                                 allocated across 7 to 10 industries within each sector. We
PERFORMANCE REVIEW                       seek investment in companies with strong brand franchises,
For the 12-month period ended            improving fundamentals, excellent management teams, and
March 31, 2001, Nations Marsico          global presences.
Focused Equities Fund Investor A         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Shares provided shareholders with        REPORTING PERIOD?
a total return of -31.80%.**             In general terms, the last 12 months were not kind to
                                         growth-oriented investment strategies. The fourth quarter of
                                         2000 and first quarter of 2001 were particularly difficult.
                                         For the one-year period ending March 31, 2001, the Standard
                                         & Poor's 500 Composite Stock Price Index (S&P 500)***
                                         registered four consecutive quarters of declining returns, the first time that has happened since 1974. The technology sector was especially hard-hit; the sector declined by
                                         nearly 60% from peak levels reached in March 2000. During
                                         calendar year 2000, the S&P 500 had its worst annual return since 1977. The Nasdaq Composite Index+, which features a
                                         substantial number of technology companies, had its weakest calendar year return since its inception in 1971.
                                         Through the reporting period, it appears that equity markets sold off through a combination of both "macro" and
                                         company-specific factors. Through part of the reporting
                                         period, the Federal Reserve Board (Fed) clearly was
                                         concerned about the potential for inflationary risks in the
                                         U.S. economy. The Fed raised interest rates three times in calendar year 2000, which followed three other increases in calendar year 1999, as a means of gradually slowing the
                                         overall U.S. economy, which had reached remarkably robust
                                         levels of growth. As time passed, however, various

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         economic indicators suggested that a sharp economic slowdown was occurring. The magnitude of the slowdown, coupled with sharply rising energy prices, prompted concerns over a
                                         possible U.S. recession. That in turn put pressure on
                                         corporate profits, which was initially felt most acutely by technology companies but eventually by many other companies operating in various other sectors and industries.
                                         We think at least some of the unusual market activity that occurred in the past year might be attributable to the
                                         unrealistic expectations of investors, consumers and
                                         companies had regarding the prospects for the Internet.
                                         Specifically, just how the Internet and its attendant
                                         technologies were going to fundamentally change people's
                                         lives and the manner in which corporations would conduct
                                         their business. This euphoria spawned a remarkable amount of capital investments by companies in technology and
                                         communications infrastructure. A substantial number of those investments failed to generate positive returns because many of the Internet business plans eventually proved to be
                                         unsuccessful. As a result, we saw major inventory
                                         corrections, lowered corporate earnings guidance and
                                         widespread disappointment in technology stocks.
                                         Coincident with this reassessment of the technology sector were a number of other factors that challenged the markets.
                                         This included a Fed that, as recently as May 2000, was still increasing interest rates as a means of thwarting
                                         inflationary pressures in the U.S. economy and curbing Gross
                                         Domestic Product (GDP) growth. In the wake of record levels of corporate profits in 1999 and early 2000, the past 12
                                         months have seen very difficult year-over-year corporate
                                         earnings comparisons. Consumers and corporations faced
                                         sharply higher energy prices. Multi-national corporations
                                         experienced problematic earnings translations due to the
                                         weak Euro and declining yen. Tensions flared anew in the
                                         Mideast. Finally, the drawn out U.S. Presidential election, in our view, also contributed to undermining investor
                                         confidence.
                                         Many of these uncertainties, in our opinion, have either
                                         abated altogether or now appear to be priced into the stock market. However, it is important to emphasize that we are
                                         not expecting a "quick fix" in the form of a major stock
                                         market rally. Nor do we anticipate that future aggregate
                                         equity market returns will approach the levels achieved
                                         during most of the past decade. We base these views on the overall lack of positive reaction -- at least to date -- to the Fed acting to reduce interest rates three times in the first quarter, 2001 totaling 150 basis points+++. In
                                         addition, as we move into another reporting season for
                                         corporate earnings, the initial signs, while not necessarily troubling, generally seem to point to lower corporate
                                         earnings and growth rates going forward.

                                         WHAT IS YOUR INVESTMENT PROCESS?
                                         The investment process emphasizes investments in
                                         high-quality, large-capitalization companies (typically
                                         defined as companies with $10 billion or more in market-
                                         capitalization) that we believe offer the potential for
                                         superior long-term earnings growth. The process is rooted in rigorous, creative, hands-on fundamental research, blending top-down macroeconomic and industry analysis with
                                         "bottom-up" stock selection. We are strong believers in
                                         "doing the work" internally; Wall Street research,
                                         computer-based screening techniques or ratio-driven analysis are seldom utilized as a means of generating investment
                                         ideas. We tend to define "growth"

NATIONS MARSICO FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         somewhat flexibly and are strong advocates of non-linear,
                                         "out of the box" thinking as an approach to identifying
                                         attractive investment opportunities.
                                         The process essentially has two primary dimensions. It
                                         begins with the formulation of a macroeconomic outlook. This facet of the process helps create a strategic backdrop for actual portfolio construction. Key considerations include
                                         factors such as the direction and trend of interest rates, inflation, productivity gains, federal/state budget
                                         surpluses, demographics, and the regulatory environment.
                                         The stock selection process focuses on industries and
                                         companies that, in our opinion, are experiencing positive
                                         fundamental change. Our primary investment universe
                                         comprises 400 to 600 companies, approximately 150 to 200 are followed closely. Attributes sought in companies include
                                         specific market expertise/dominance, strong free cash flow, extensive "R&D" and marketing budgets, and excellent
                                         management teams. We tend to favor companies that have made significant capital investments and appear poised to benefit from those expenditures. We also generally prefer companies that have improving returns on capital spread over large
                                         bases of revenues (i.e., multiple products/services) and
                                         different geographies.
                                         The Fund will typically own several types of growth
                                         companies including core growth, aggressive growth and life cycle change. The core growth segment will typically
                                         comprise 40% to 50% of the portfolio. It features companies that have demonstrated the ability to generate solid,
                                         relatively predictable, year-over-year earnings growth. The aggressive growth segment generally will comprise 15% to 30%
                                         of the portfolio (although it can reach a higher level
                                         depending upon our overall level of conviction in the equity market). Generally, the segment features investments in
                                         companies -- generally in technology or related
                                         fields -- that have the potential to generate rapid earnings growth rates. The life cycle change category also typically will comprise 15% to 30% of the portfolio. This category
                                         focuses on companies that are experiencing a significant
                                         positive catalyst in their business -- such as an
                                         acquisition, a divestiture, the introduction of a new
                                         product -- that creates potential for strong future earnings growth. Oftentimes, life cycle change companies trade at
                                         relatively low valuations and may be out-of-favor with other growth-oriented equity managers.
                                         Detailed earnings and cash flow models are created
                                         internally for all companies of interest. These models
                                         "decompose" a company into its various divisions and
                                         products. The purpose of these models is to help us
                                         understand a stock's leverage points with as much precision as possible. We also engage in a great deal of "channel
                                         checking" as a means of further evaluating a company. This process can include analyzing a company's customers,
                                         competitors, suppliers and distributors. Similar to the
                                         earnings and cash flow models, this process is intended to help gain as complete an understanding as possible about a company.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.++
                                         For the 12-month period ending March 31, 2001, the Fund
                                         (Investor A Shares) had a total return of -31.80%. The S&P
                                         500, which we consider to be its primary equity market
                                         benchmark, had a return of -21.67% over the same time
                                         period.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         The Fund's underperformance was attributable to a variety of factors. Investment results, not unlike the overall market, fluctuated substantially throughout the reporting period.
                                         Market leadership shifted dramatically throughout the year, with the most severe changes typically experienced by
                                         technology and biotechnology companies.
                                         In general, the performance "culprits" over the past year
                                         included the Fund's investments in select technology
                                         companies (particularly "B2B" companies such as Akamai and
                                         Commerce One). The Fund's technology-related positions at
                                         their peak reached more than 50% of the Fund's net assets.
                                         As a result, investment returns were adversely affected
                                         during the initial, major sell-off that took place in the
                                         technology sector during March to May 2000.
                                         Other areas of weakness in the Fund during the reporting
                                         period included its investments in telecommunications,
                                         telecommunications equipment, cable/media/ entertainment and select retail holdings. Performance also was adversely
                                         affected, through approximately the first half of the
                                         reporting period, by an underweighting in health
                                         care-related companies.

                                         However, we would note that several technology positions
                                         (notably EMC Corporation, Corning, Sun Microsystems, and
                                         Oracle Corporation) performed quite well for much of the
                                         year. In addition, decisions made to sell Lucent
                                         Technologies and Dell Computer added value for the year as a whole.
                                         Over the past several months, it appears that the decision to reduce the Fund's technology positions and its overall
                                         level of aggressiveness has helped investment results,
                                         particularly on a relative basis. The decision to reduce the
                                         Fund's technology positions in calendar year 2000, and
                                         further in the first quarter of 2001, was based primarily on our belief that a general technology slowdown is not only at hand, but may be greater in magnitude and duration than is generally recognized in the marketplace. Increasingly, we
                                         have become concerned over end-user demand for various
                                         technology products and applications. In our view, many
                                         technology companies remain fully valued, particularly in
                                         light of our expectations that future growth rates may
                                         continue to decelerate.
                                         As the Fund's technology positions were reduced last year, increased allocations were made in several sectors including financial services, health care, consumer-related (e.g.,
                                         retail, beverages), and aerospace/defense. We believe these sectors/ industries are trading at attractive valuations and offer the potential for solid earnings gains in a slower
                                         growth economic environment. The financial services
                                         weighting was increased beginning last summer, primarily
                                         because we anticipated that the Fed would take steps to
                                         reduce interest rates. We believed that a more favorable
                                         interest rate environment would provide a favorable backdrop for financial services companies. The sectors performed well in the third calendar quarter of 2000, sold off sharply last
                                         October and November, and rallied in December. Thus far in calendar year 2001, the sector has experienced similar
                                         volatility.

NATIONS MARSICO FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         On balance, we believe the changes implemented in the Fund have contributed positively to performance.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2001?
                                         While we in no way are attempting to "sugarcoat" the
                                         difficulty of the recent stock market environment, it is
                                         important to emphasize that we continue to have an overall positive long-term investment outlook. The Fund remains
                                         fully invested in equities. In our opinion, there are a
                                         number of very important, positive long-term macroeconomic underpinnings -- highlighted by lower interest rates,
                                         constrained inflation, budget surpluses and productivity
                                         gains -- that we believe are durable and which should
                                         provide a healthy overall backdrop for future equity
                                         returns. Although the degree of the overall stock market
                                         decline these past several months has triggered some
                                         comparisons to the infamous "bear market" of 1973-74, in our view we are in a substantially different, more positive
                                         macroeconomic environment.

                                         We do not believe there is a high risk of a general
                                         recession occurring, although certain market sectors clearly are experiencing difficulties. We believe energy prices will most likely stabilize going forward. Further, we think the three interest rate cuts by the Fed totaling 150 basis
                                         points in the first quarter point to a more favorable
                                         interest rate environment which, over time, should help
                                         provide a more favorable valuation backdrop for the overall equity market. Indeed, our expectation is that the Fed may likely reduce rates again in the ensuing months.
                                         We believe equity valuations have become more compelling as the S&P 500, the Dow Jones Industrial Average+++ and Nasdaq
                                         have declined. We are not necessarily expecting an imminent market turn, although -- as evidenced by the Fund's sector and industry allocations -- we have positioned the Fund in several areas that we believe offer compelling long-term
                                         growth potential. In an economic environment where inflation is restrained and interest rates are moving lower, we feel the stock market offers opportunities for long-term
                                         investors.

                           +++The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue chip stocks.

NATIONS  MARSICO  FOCUSED  EQUITIES  FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Beverages                                                                         3.70
Commercial banking                                                                4.10
Diversified manufacturing                                                         4.10
Oilfield services                                                                 4.50
Consumer credit and mortgages                                                     6.10
Specialty stores                                                                  6.80
Department and discount stores                                                    7.30
Aerospace and defense                                                             8.00
Investment services                                                               9.90
Pharmaceuticals                                                                  14.00
Other                                                                            31.50

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Merck & Company, Inc.                   4.8%
                                                                            -------------------------------------------------
                                                                              2  Boeing Company                          4.3%
                                                                            -------------------------------------------------
                                                                              3  Home Depot, Inc.                        4.3%
                                                                            -------------------------------------------------
                                                                              4  Genentech, Inc.                         4.3%
                                                                            -------------------------------------------------
                                                                              5  Merrill Lynch & Company, Inc.           4.2%
                                                                            -------------------------------------------------
                                                                              6  General Electric Company                4.1%
                                                                            -------------------------------------------------
                                                                              7  Citigroup Inc.                          4.1%
                                                                            -------------------------------------------------
                                                                              8  Costco Wholesale Corporation            3.8%
                                                                            -------------------------------------------------
                                                                              9  General Dynamics Corporation            3.7%
                                                                            -------------------------------------------------
                                                                             10  Anheuser-Busch Companies, Inc.          3.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO FOCUSED EQUITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/31/97
                                                                                     through
                                                                                     3/31/01)        14.69%     12.62%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Marsico Focused Equities Fund
                                                from the inception of the share
                                                class. Figures for the Standard
                                                & Poor's 500 Composite Stock
                                                Price Index (Standard & Poor's
                                                500 Index), a market-
                                                capitalization weighted index
                                                that measures the market value
                                                of 400 industrial stocks, 60
                                                transportation and utility
                                                company stocks, and 40 financial
                                                issues, include reinvestment of
                                                dividends. Funds in the Lipper
                                                Large-Cap Growth Funds Average
                                                normally invest in large
                                                capitalization companies with
                                                long-term earnings expected to
                                                grow significantly. It is not
                                                possible to invest in the Index
                                                or Lipper Average. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                NATIONS FOCUSED EQUITIES     STANDARD & POOR'S |500      LIPPER LARGE-CAP GROWTH
                                                      FUND $14,707                INDEX $12,470           FUNDS AVERAGE $12,374
                                                ------------------------     ----------------------      -----------------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          11442                       11395                       11467
                                                          12697                       11771                       12051
                                                          11556                       10600                       10702
1998                                                      14151                       12858                       13500
                                                          15783                       13499                       14645
                                                          16298                       14451                       15230
                                                          16250                       13548                       14691
1999                                                      21631                       15564                       18646
                                                          21564                       15920                       20229
                                                          19849                       15497                       19214
                                                          20521                       15346                       19121
2000                                                      17884                       14146                       15620
Mar. 31 2001                                              14707                       12470                       12374

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                NATIONS FOCUSED EQUITIES      STANDARD & POOR'S 500      LIPPER LARGE-CAP GROWTH
                                                      FUND $15,604                INDEX $12,470           FUNDS AVERAGE $12,374
                                                ------------------------      ---------------------      -----------------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          12140                       11395                       11467
                                                          13472                       11771                       12051
                                                          12261                       10600                       10702
1998                                                      15014                       12858                       13500
                                                          16746                       13499                       14645
                                                          17292                       14451                       15230
                                                          17242                       13548                       14691
1999                                                      22951                       15564                       18646
                                                          22879                       15920                       20229
                                                          21060                       15497                       19214
                                                          21773                       15346                       19121
2000                                                      18975                       14146                       15620
Mar. 31 2000                                              15604                       12470                       12374

   TOTAL RETURN (AS OF 3/31/01)

                                                     INVESTOR A                  INVESTOR B                  INVESTOR C
                                PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                  12/31/97              12/31/97                    12/31/97                    12/31/97
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -31.67%        -31.80%       -35.73%       -32.32%       -35.69%       -32.31%       -32.98%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            8.88%          8.73%         6.60%         8.00%        7.14%          8.12%        8.12%
SINCE INCEPTION                   14.80%         14.69%        12.62%        13.95%       13.26%         14.07%       14.07%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS MIDCAP GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001, AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Growth        The investment philosophy of Nations MidCap Growth Fund is
Strategies Team of Banc of America       based on the premise that stock prices are driven by
Capital Management, Inc.,                earnings growth and that superior stock market returns occur
investment sub-adviser to the            when a company experiences rapid and accelerating earnings
Fund.                                    growth due to superior fundamentals. Our approach emphasizes
INVESTMENT OBJECTIVE                     a rigorous fundamental process that seeks to identify
The Fund seeks capital                   successful mid-sized companies between $1 billion and $10
appreciation by investing in             billion in market capitalization that are poised to become
emerging growth companies that are       tomorrow's successful larger companies. We attempt to
believed to have superior                identify these opportunities before others recognize their
long-term earnings growth                potential.
prospects.                               HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
PERFORMANCE REVIEW                       CONDITIONS OF THE LAST 12 MONTHS?
For the 12-month period ended            The last twelve months or so have been one of the most
March 31, 2001, Nations MidCap           extraordinary periods in stock market history. The
Growth Fund Investor A Shares            technology sector, and specifically Internet stocks,
provided shareholders with a total       experienced perhaps the greatest short-term gain and loss of
return of -20.98%.**                     paper wealth investors may ever witness. Although the first wave of this sharp decline spared much of the broader
                                         market, it was only a matter of time before the abrupt
                                         slowdown in the economy impacted virtually all market
                                         segments and investment styles. Hardest hit, though, were
                                         the growth investors. Nations MidCap Growth Fund (Investor A
                                         Shares) returned a disappointing -20.98% for the 12-month
                                         period ended March 31, 2001 compared with a decline of 6.96%
                                         for the benchmark Standard & Poor's MidCap 400 Index***.
                                         More than anything it has been a year marked by volatility.
                                         While the Standard & Poor's 500 Composite Stock Price Index
                                         (S&P 500)+ broke its five-year winning streak with a -21.67%
                                         return, the 60% decline in the Nasdaq Composite Index
                                         (Nasdaq)++ provided all the fireworks. During the months of
                                         November and February, the Nasdaq fell more than 20% and
                                         swung wildly at other times including a one-day 14% rally on
                                         January 3rd in response to a surprise one-half point
                                         interest rate cut. In the end, it was a period marked by
                                         extremes. Early in the

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representations. It is unmanaged and unavailable for investment.

                           +The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           ++The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 66

NATIONS MIDCAP GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         reporting period, with the economy growing at a blistering
                                         6% pace and the technology and telecommunication sectors at record valuations, the Federal Reserve Board (the Fed) tried valiantly to raise rates enough to gently slow the economy.
                                         By the end of the period, with the economy sharply weaker, the Fed had cut interest rates by 1.5% trying to keep the
                                         economy out of a recession. The very same companies that had basked in the euphoric market environment of a year ago were left admitting that growth had all but disappeared. Mid-cap stocks generally did better than most during this period.

                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?+++
                                         Many investors rotated in dramatic fashion out of high
                                         growth and high valuation companies into businesses that are either defensive in nature or would likely benefit from
                                         lower rates. The financial services and utilities sectors
                                         contributed favorably to the performance of the Fund.
                                         Regional bank holdings such as SouthTrust Corporation,
                                         Charter One Financial, Inc. and City National Corporation
                                         rebounded sharply as the Fed lowered interest rates. Concord
                                         EFS, one of the Fund's largest holdings, rose more than 76%
                                         during the year. Through terrific execution, including
                                         several successful acquisitions, Concord remains one of the fastest growing electronic payment processors in the U.S.
                                         Several of the best performing companies in the portfolio
                                         were the independent power producers, Calpine Corporation
                                         and AES Corporation. Both companies are non-traditional
                                         utilities that are building new generation capacity in the
                                         U.S. and overseas. Also contributing to Fund performance was the sale during the period of several significant technology holdings -- JDS Uniphase, Siebel Systems and Altera
                                         Corp. -- at levels significantly above their year-end
                                         prices.

                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Nations MidCap Growth Fund is full of rapidly growing
                                         businesses in the technology, telecommunications and health care sectors. Over the past year, however, these companies were the primary drivers of the Fund's negative returns. The high-flying dot.com stocks initiated the sell-off in
                                         technology, but it quickly seeped into all corners of the
                                         market, including semiconductors, software, communications equipment and electronic manufacturers. Clearly, many
                                         companies over the past year had extrapolated demand based on unsustainable levels of growth and were still building
                                         their inventories after the economy had begun to slow. The telecommunications sector also struggled mightily. The
                                         competitive local exchange carriers held in the Fund -- Time
                                         Warner Telecom, Inc., Allegiance Telecom, Inc. and XO
                                         Communications, Inc. -- have all executed well but their
                                         stock prices continue to be challenged by a lack of
                                         available capital to the industry as a whole. In fact, the current network expansion plans for Time Warner Telecom and
                                         Allegiance are fully funded today. In the health care
                                         sector, many biotech and specialty pharmaceutical stocks got clobbered as many investors exited higher-valuation
                                         businesses in search of more defensive areas. In our view, secular growth opportunities remain strong for companies
                                         held in the Fund that are developing new

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         drugs, creating revolutionary tools for the lab and
                                         designing innovative drug delivery mechanisms.

                                         Although the portfolio has undergone some change over the
                                         past year, its strategy remains largely unchanged. It was
                                         the right decision to eliminate Siebel, JDS Uniphase and
                                         Altera from the Fund and reduce exposure to Checkpoint
                                         Software, but it would have been even wiser to take profits more broadly in the technology sector at that same time. Our approach, as always, is to buy what we believe to be
                                         excellent businesses at good prices and hold them, if
                                         prudent, for a long time. In our opinion, the severe market downturn has presented an opportunity to add to many of the companies we already own, and initiate new positions such as
                                         Jack Henry, Precise Software Solutions, Powerwave
                                         Technologies, Inc., Shire Pharmaceuticals Group plc and
                                         Adelphia Communications.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         We are cautiously optimistic. As we enter the new fiscal
                                         year, we believe we are in a turbulent transition from a
                                         bear to a bull market. The market collapse over the last
                                         year has likely set the stage for a recovery as we move
                                         through 2001. Our economic forecast suggests we may not be entering a prolonged economic downturn. Rather, we may
                                         experience a slowdown of growth in gross domestic product, not a recession. The interest rate reductions by the Fed
                                         potentially could lead to better economic growth and to a
                                         faster recovery in the economy than is widely believed. If our scenario proves to be correct, earnings growth in the
                                         fourth quarter of 2001 and into 2002 could be positive and lead to higher stock valuations.

                                         Lastly, and very importantly, stock valuations seem much
                                         more reasonable as we enter this year than they have been at any time over the last three years. Stock prices tend to
                                         lead economic conditions by six to twelve months, indicating we may be close to seeing valuations improve and a growth
                                         investment strategy pay off for our shareholders.

NATIONS MIDCAP GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Semiconductors                                                                    3.60
Telecommunications services                                                       3.60
Networking and telecommunications equipment                                       4.10
Investment services                                                               4.10
Broadcasting and cable                                                            4.80
Software                                                                          5.50
Electric power-Non nuclear                                                        5.70
Oilfield services                                                                 6.30
Pharmaceuticals                                                                   7.00
Computer services                                                                10.00
Other                                                                            45.30

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Calpine Corporation                     3.0%
                                                                            -------------------------------------------------
                                                                              2  Sungard Data Systems, Inc.              2.3%
                                                                            -------------------------------------------------
                                                                              3  Concord EFS, Inc.                       2.3%
                                                                            -------------------------------------------------
                                                                              4  CSG Systems International, Inc.         2.2%
                                                                            -------------------------------------------------
                                                                              5  Convergys Corporation                   2.0%
                                                                            -------------------------------------------------
                                                                              6  AES Corporation                         2.0%
                                                                            -------------------------------------------------
                                                                              7  Comverse Technology, Inc.               2.0%
                                                                            -------------------------------------------------
                                                                              8  BJ Services Company                     1.9%
                                                                            -------------------------------------------------
                                                                              9  Health Management Associates, Inc.,
                                                                                 Class A                                 1.8%
                                                                            -------------------------------------------------
                                                                             10  Stryker Corporation                     1.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MIDCAP GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/10/92
                                                                                     through
                                                                                     3/31/01)        14.50%     13.69%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                MidCap Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's MidCap 400 Index, an
                                                unmanaged, market-value-weighted
                                                index that measures the market
                                                value of 400 domestic stocks
                                                chosen for market size,
                                                liquidity and industry
                                                representation, include
                                                reinvestment of dividends. Funds
                                                in the Lipper Multi-Cap Growth
                                                Funds Average invest in a
                                                variety of market capitalization
                                                ranges, without concentrating
                                                75% of one market capitalization
                                                range. It is not possible to
                                                invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                                                            LIPPER MULTI-CAP
                                                  NATIONS MIDCAP GROWTH        STANDARD & POOR'S             GROWTH FUNDS
                                                      FUND $29,011          |MIDCAP 400 INDEX $33,430        AVERAGE $29,372
                                                  ---------------------     -------------------------       ----------------
Dec. 10|1992                                               9425                       10000                       10000
1992                                                       9875                       10280                       10249
                                                           9487                       10617                       10339
                                                           9764                       10865                       10675
                                                          10604                       11411                       11524
1993                                                      11025                       11715                       11707
                                                          10435                       11269                       11280
                                                           9749                       10858                       10600
                                                          11064                       11593                       11458
1994                                                      11068                       11294                       11387
                                                          11630                       12208                       12175
                                                          12645                       13285                       13399
                                                          13961                       14581                       14916
1995                                                      14357                       14790                       15288
                                                          15627                       15701                       16206
                                                          16772                       16153                       17249
                                                          17044                       16623                       17700
1996                                                      16986                       17630                       18027
                                                          15654                       17367                       16990
                                                          18356                       19921                       19697
                                                          21563                       23124                       22514
1997                                                      20465                       23316                       21567
                                                          22678                       25883                       24615
                                                          21705                       25329                       25053
                                                          15957                       21664                       21465
1998                                                      21142                       27771                       27280
                                                          20996                       25999                       29077
                                                          24024                       29678                       31564
                                                          22866                       27209                       31172
1999                                                      30327                       31883                       43548
                                                          36704                       35929                       49631
                                                          35740                       34743                       46718
                                                          39119                       38965                       48549
2000                                                      34674                       37465                       38334
Mar. 31, 2001                                             29011                       33430                       29372

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                            LIPPER MULTI-CAP
                                                  NATIONS MIDCAP GROWTH        STANDARD & POOR'S             GROWTH FUNDS
                                                      FUND $30,775          MIDCAP 400 INDEX $33,430        AVERAGE $29,372
                                                  ---------------------     -------------------------       ----------------
Dec. 10, 1992                                              9425                       10000                       10000
1992                                                       9875                       10280                       10249
                                                           9487                       10617                       10339
                                                           9764                       10865                       10675
                                                          10604                       11411                       11524
1993                                                      11025                       11715                       11707
                                                          10435                       11269                       11280
                                                           9749                       10858                       10600
                                                          11064                       11593                       11458
1994                                                      11068                       11294                       11387
                                                          11630                       12208                       12175
                                                          12645                       13285                       13399
                                                          13961                       14581                       14916
1995                                                      14357                       14790                       15288
                                                          15627                       15701                       16206
                                                          16772                       16153                       17249
                                                          17044                       16623                       17700
1996                                                      16986                       17630                       18027
                                                          15654                       17367                       16990
                                                          18356                       19921                       19697
                                                          21563                       23124                       22514
1997                                                      20465                       23316                       21567
                                                          22678                       25883                       24615
                                                          21705                       25329                       25053
                                                          15957                       21664                       21465
1998                                                      21142                       27771                       27280
                                                          20996                       25999                       29077
                                                          24024                       29678                       31564
                                                          22866                       27209                       31172
1999                                                      30327                       31883                       43548
                                                          36704                       35929                       49631
                                                          37912                       34743                       46718
                                                          41497                       38965                       48549
2000                                                      36782                       37465                       38334
Mar. 31|2001                                              30775                       33430                       29372

   TOTAL RETURN (AS OF 3/31/01)

                                                     INVESTOR A                  INVESTOR B                  INVESTOR C
                                PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                  12/4/92               12/10/92                     6/7/93                     12/18/92
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -20.67%        -20.98%       -25.51%       -21.51%       -24.67%       -21.46%       -22.09%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            8.88%          8.55%         6.43%         7.76%        7.04%          7.80%        7.80%
5 YEARS                           13.46%         13.17%        11.83%        12.31%       12.07%         12.48%       12.48%
SINCE INCEPTION                   14.58%         14.50%        13.69%        14.61%       14.61%         13.78%       13.78%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 70

NATIONS MARSICO 21ST CENTURY FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. HILLARY SHARES HIS VIEWS ON
                                         NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE
                                         PERIOD SINCE INCEPTION ON APRIL 10, 2000, TO MARCH 31, 2001
                                         AND HIS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by James A.          Nations Marsico 21st Century Fund seeks long-term growth of
Hillary of Marsico Capital               capital. The Fund is a diversified portfolio and invests
Management, LLC, investment              primarily in common stocks that are selected for their
sub-adviser to the Fund.                 long-term growth potential. The Fund may invest in companies
INVESTMENT OBJECTIVE                     of any size across the market capitalization spectrum, and
The Fund seeks long-term growth of       typically will own a core position of between 35 and 50
capital.                                 common stocks.
PERFORMANCE REVIEW                       WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
From the Fund's inception on April       REPORTING PERIOD?
10, 2000 to the period ended March       Generally, the last 12 months were not kind to
31, 2001, Nations Marsico 21st           growth-oriented equity investors. The fourth quarter of 2000
Century Fund Investor A Shares           and first quarter of 2001 were particularly difficult. For
provided shareholders with a total       the 12-month period ended March 31, 2001, the Standard &
return of -30.30%.**                     Poor's 500 Composite Stock Price Index (S&P 500)***
                                         registered four consecutive quarters of declining returns, the first time that has happened since 1974. The technology sector was especially hard-hit, declining by nearly 60% from peak levels reached in March 2000. During calendar year
                                         2000, the S&P 500 had its worst annual return since 1977.
                                         The Nasdaq Composite Index (Nasdaq)+, which features a
                                         substantial number of technology companies, had its weakest calendar year return since its inception in 1971.
                                         Through the reporting period, it appeared that many equity markets sold off through a combination of both "macro" and company-specific factors. Through part of the reporting
                                         period, the Federal Reserve Board (the Fed) clearly was
                                         concerned about the potential for inflationary risks in the
                                         U.S. economy. The Fed raised interest rates three times in calendar year 2000, which followed three other increases in calendar year 1999, as a means of gradually slowing the
                                         overall U.S. economy, which had reached remarkably robust
                                         levels of growth. As time passed, however, various economic indicators suggested that a sharp economic slowdown was
                                         occurring. The magnitude of the slowdown, coupled with
                                         sharply rising energy prices, prompted concerns over a
                                         possible U.S. recession. That in turn put pressure on
                                         corporate profits, which was initially felt most acutely by technology companies but eventually by many other companies operating in various other sectors and industries.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO 21ST CENTURY FUND
PORTFOLIO MANAGER COMMENTARY continued


                                         We think at least some of the unusual market activity that occurred in the past year might be attributable to the
                                         unrealistic expectations of investors, consumers and
                                         companies had regarding the prospects for the Internet.
                                         Specifically, just how the Internet and its attendant
                                         technologies were going to fundamentally change people's
                                         lives and the manner in which corporations would conduct
                                         their business. This euphoria spawned a remarkable amount of capital investments by companies in technology and
                                         communications infrastructure. A substantial number of those investments failed to generate positive returns because many of the Internet business plans eventually proved to be
                                         unsuccessful. As a result, we saw major inventory
                                         corrections, lowered corporate earnings guidance and
                                         widespread disappointment in technology stocks.
                                         Coincident with this reassessment of the technology sector were a number of other factors that challenged the markets.
                                         This included a Fed that, as recently as May 2000, was still increasing interest rates as a means of thwarting
                                         inflationary pressures in the U.S. economy and curbing Gross
                                         Domestic Product growth. In the wake of record levels of
                                         corporate profits in 1999 and early 2000, the past 12 months have seen very difficult year-over-year corporate earnings comparisons. Consumers and corporations faced sharply higher energy prices. Multi-national corporations experienced
                                         problematic earnings translations due to the weak Euro and declining yen. Tensions flared anew in the Mideast. Finally, the drawn out U.S. Presidential election, in our view, also contributed to undermining investor confidence.
                                         Many of these uncertainties, in our opinion, have either
                                         abated altogether or now appear to be priced into the stock market. However, it is important to emphasize that we are
                                         not expecting a "quick fix" in the form of a major stock
                                         market rally. Nor do we anticipate that future aggregate
                                         equity market returns will approach the levels achieved
                                         during most of the past decade. We base these views on the overall lack of positive reaction -- at least to date -- to the Fed acting to reduce interest rates three times in the first quarter, 2001 totaling 150 basis points. In addition, as we move into another reporting season for corporate
                                         earnings, the initial signs, while not necessarily
                                         troubling, generally seem to point to lower corporate
                                         earnings and growth rates going forward.
                                         WHAT IS YOUR INVESTMENT PROCESS?
                                         The Fund's investment process enables it to invest in
                                         companies of all sizes (in terms of market capitalization).

                                         The process is rooted in rigorous, creative, hands-on
                                         fundamental research, blending "top-down" macroeconomic and industry analysis with "bottom-up" stock selection. We are strong believers in "doing the work" internally; Wall Street research, computer-based screening techniques, or
                                         ratio-driven analysis are seldom utilized as a means of
                                         generating investment ideas. We tend to define "growth"
                                         somewhat flexibly and are strong advocates of non-linear,
                                         "out of the box" thinking as an approach to identifying
                                         attractive investment opportunities.
                                         The process essentially has two primary dimensions. It
                                         begins with the formulation of a macroeconomic outlook. This facet of the process helps create a strategic backdrop for actual portfolio construction. Key considerations include
                                         factors such

NATIONS MARSICO 21ST CENTURY FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         as the direction and trend of interest rates, inflation,
                                         productivity gains, federal/state budget surpluses,
                                         demographics and the regulatory environment.
                                         The stock selection process focuses on industries and
                                         companies that, in our opinion, are experiencing positive
                                         fundamental change. The primary investment universe
                                         comprises 400 to 600 companies, approximately 150 to 200 are followed closely. Attributes sought in companies include
                                         specific market expertise/ dominance, strong free cash flow, extensive "R&D" and marketing budgets, and excellent
                                         management teams. We tend to favor companies that have made significant capital investments and appear poised to benefit from those expenditures. We also generally prefer companies that have improving returns on capital spread over large
                                         bases of revenues (i.e., multiple products/services) and
                                         different geographies.
                                         Detailed earnings and cash flow models are created
                                         internally for all companies of interest. These models
                                         "decompose" a company into its various divisions and
                                         products. The purpose of these models is to help us
                                         understand a stock's leverage points with as much precision as possible. We also engage in a great deal of "channel
                                         checking" as a means of further evaluating a company. This process can include analyzing a company's customers,
                                         competitors, suppliers and distributors. Similar to the
                                         earnings and cash flow models, this process is intended to help gain as complete an understanding as possible about a company.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.++
                                         From inception on April 10, 2000 to the period ended March
                                         31, 2001, the Fund (Investor A Shares) had a total return of
                                         -30.30%. The S&P 500 had total return of -21.67%, and the
                                         Nasdaq fell nearly 60%.

                                         Since the Fund commenced operations in April 2000, it has
                                         seemed as though several market cycles have been compressed into its first year of operations, particularly in the
                                         technology and telecommunications sectors. The Fund, which can invest in companies of all sizes, generally followed the
                                         Nasdaq's performance pattern during the last year, despite being more diversified in terms of sector and industry
                                         allocations.

                                         The overall investor sentiment about the technology sector, which had become quite pessimistic at calendar year-end
                                         2000, grew even more negative as the first quarter 2001
                                         unfolded. In retrospect, while there was a general rally in technology companies during January 2001, it was fueled
                                         primarily by the Fed's surprise interest rate cut and
                                         resultant covering by short-sellers as opposed to company
                                         fundamentals. In February and March, a great deal of
                                         company-specific information was provided, generally in the form of weaker-than-expected earnings announcements. The
                                         cloudy earnings outlook, which spared very few companies,
                                         created a remarkably hostile backdrop for most technology
                                         investing. Hardware, software, fiber optics, networking
                                         products and biotechnology were among the weakest-performing areas.

                                         Although Nations Marsico 21st Century Fund's technology
                                         allocation had been substantially reduced, the Fund still
                                         absorbed its share of investment losses in this

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO 21ST CENTURY FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         sector. In particular, Siebel Systems, Inc. McData
                                         Corporation, EMC Corporation, Sun Microsystems, Corning,
                                         Inc., Network Appliance, and Cisco Systems were among the
                                         Fund's larger technology-related positions that adversely
                                         affected investment results. QUALCOMM Inc., which was the
                                         Fund's primary telecommunications position, struggled in the latter stages of the year. Finally, the Fund's biotechnology and biomedical positions in aggregate traded down sharply.
                                         Holdings in Genentech, Inc. Amgen, Inc. and Affymetrix were especially hard-hit.
                                         The Fund's financial services positions, also detracted from performance, with the notable exception of USA Education
                                         Inc. (formerly Student Loan Marketing Association or "Sallie
                                         Mae").

                                         In the retail sector, investments in companies such as Home
                                         Depot, Inc. and Tiffany generally have held up reasonably
                                         well, providing a measure of downside protection for the
                                         Fund.

                                         The Fund's health care-related investments, outside of
                                         biomedical and biotechnology holdings, produced mixed
                                         results. Companies such as Priority Healthcare, Tenet
                                         Healthcare, Quest Diagnostics, Inc. and Baxter International
                                         posted solid returns in relation to the performance of the
                                         S&P 500. However, Merck & Company, Inc., Cytyc Corporation,
                                         and Albany Molecular Research, Inc. were under pressure and lagged the overall market.

                                         The Fund's positions in aerospace/defense
                                         companies -- highlighted by Boeing and Alliant Techsystems,
                                         Inc. -- also were mixed. Boeing, which had performed well
                                         late in 2000 for the Fund, gave back some of its gains.
                                         However, Alliant Techsystems registered strong gains.
                                         Another solid performer for the Fund was Delta and Pine Land
                                         Company, an agricultural operations company.
                                         HOW ARE YOU POSITIONING THE FUND FOR THE COMING YEAR?
                                         Although the Fund remains substantially invested in
                                         equities, its overall complexion is presently somewhat
                                         defensively postured, primarily in terms of a reduced
                                         overall technology weighting and greater sector and industry distribution. The Fund continues to have significant
                                         positions in health care, financial services, retail and
                                         select consumer-related companies. Technology-related
                                         positions, while quite a bit smaller than earlier, continue to represent an important aspect of the Fund.

                                         While we very much remain a believer that technology will be a major driver of the U.S. economy for years to come, we
                                         believe the sector's near-term outlook is not compelling.
                                         This view is based on a number of factors, including a
                                         slowing economy, our concerns about overall end-user demand for various types of technology, reduced capital spending, concern about decelerating corporate profits and negative
                                         market psychology. As a result, we have taken a variety of steps to restructure the Fund and invest more substantially in non-technology sectors that, in our view, offer the dual combination of attractive valuations and growth potential.

NATIONS MARSICO 21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Specialty stores                                                                  3.60
Commercial banking                                                                4.80
Aerospace and defense                                                             5.00
Natural gas distribution                                                          5.20
Investment services                                                               7.20
Integrated oil                                                                    7.90
Oilfield services                                                                 9.00
Consumer credit and mortgages                                                     9.30
Pharmaceuticals                                                                  10.10
Medical devices and supplies                                                     12.30
Other                                                                            25.60

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Smith International, Inc.               8.2%
                                                                            -------------------------------------------------
                                                                              2  USA Education Inc.                      5.9%
                                                                            -------------------------------------------------
                                                                              3  Enron Corporation                       5.2%
                                                                            -------------------------------------------------
                                                                              4  Priority Healthcare Corporation,
                                                                                 Class B                                 5.1%
                                                                            -------------------------------------------------
                                                                              5  BP Amoco plc, ADR                       4.8%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          4.8%
                                                                            -------------------------------------------------
                                                                              7  Cytyc Corporation                       4.5%
                                                                            -------------------------------------------------
                                                                              8  Merrill Lynch & Company, Inc.           4.1%
                                                                            -------------------------------------------------
                                                                              9  Merck & Company, Inc.                   3.9%
                                                                            -------------------------------------------------
                                                                             10  Home Depot, Inc.                        3.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO 21ST CENTURY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                CUMULATIVE TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION   NAV**       MOP*
                                                                                    (4/10/00
                                                                                     through
                                                                                     3/31/01)        -30.30%     -34.31%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Marsico 21st Century Fund from
                                                the inception of the share
                                                class. Figures for the Standard
                                                & Poor's 500 Composite Stock
                                                Price Index (Standard & Poor's
                                                500 Index), a market-
                                                capitalization weighted index
                                                that measures the market value
                                                of 400 industrial stocks, 60
                                                transportation and utility
                                                company stocks, and 40 financial
                                                issues, include reinvestment of
                                                dividends. Funds in the Lipper
                                                Large-Cap Growth Funds Average
                                                normally invest in large
                                                capitalization companies with
                                                long-term earnings expected to
                                                grow significantly. It is not
                                                possible to invest in the Index
                                                or Lipper Average. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                  NATIONS MARSICO 21ST        STANDARD & POOR'S 500      LIPPER LARGE-CAP GROWTH
                                                      CENTURY FUND                    INDEX                   FUNDS AVERAGE
                                                  --------------------        ---------------------      -----------------------
Apr. 10, 2000                                             10000                       10000                       10000
                                                           8973                        9734                        9498
                                                           9500                        9640                        9452
2000                                                       8040                        8886                        7722
Mar. 31 2001                                               6569                        7833                        6117

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                  NATIONS MARSICO 21ST        STANDARD & POOR'S 500      LIPPER LARGE-CAP GROWTH
                                                      CENTURY FUND                    INDEX                   FUNDS AVERAGE
                                                  --------------------        ---------------------      -----------------------
Apr. 10, 2000                                             10000                       10000                       10000
                                                           9520                        9734                        9498
                                                          10080                        9640                        9452
2000                                                       8530                        8886                        7722
Mar. 31 2001                                               6970                        7833                        6117

   TOTAL RETURN (AS OF 3/31/01)

                                                      INVESTOR A                  INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                    4/10/00               4/10/00                     4/10/00                     4/10/00
-----------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                   -30.10%        -30.30%       -34.31%       -30.80%       -34.26%       -30.80%       -31.49%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS SMALL COMPANY FUND
SMALLCAP STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001, AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               The investment philosophy of Nations Small Company Fund is
SmallCap Strategies Team of Banc         based on the premise that stock prices are driven by
of America Capital Management,           earnings growth and that superior returns occur when a
Inc., investment sub-adviser to          company experiences rapid and accelerating earnings growth
the Fund.                                due to improving fundamentals. The Fund typically invests in
INVESTMENT OBJECTIVE                     companies with market capitalizations of less then $2
The Fund seeks long-term capital         billion and with projected earnings growth of at least 20%.
growth by investing primarily in         Companies are subjected to a rigorous fundamental analysis.
equity securities.                       This analysis includes, but is not limited to, an evaluation
PERFORMANCE REVIEW                       of the firm's competitive position, management ability and
For the 12-month period ended            valuation attractiveness. We attempt to identify companies
March 31, 2001, Nations Small            in the early stages of their economic lifecycles and before
Company Fund Investor A Shares           their potential is recognized by the investing public.
provided shareholders with a total       HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
return of -31.96%.**                     CONDITIONS OF THE LAST 12 MONTHS?
                                         Along with many other small-capitalization growth funds, the
                                         Fund's performance labored over the last 12 months. A
                                         slowing economic environment helped to increase inventories as well as reduce many capital expenditure budgets. Although the Fund's technology weightings did encumber the Fund's
                                         performance for much of the year, our stock selection was, in fact, good enough to beat the benchmark Russell 2000
                                         Index***. The Fund (Investor A shares) returned -31.96%
                                         compared with a return of -39.81% for the Russell 2000
                                         Index.
                                         WHAT ADJUSTMENTS WERE MADE TO THE FUND AS A RESULT OF THE
                                         STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?
                                         The volatility of the first quarter of 2001 was a painful
                                         reminder to investors of how quickly stock prices can
                                         deteriorate. The Fund's turnover rate was fairly high in the first quarter, as many technology stocks were jettisoned
                                         from the portfolio. The resulting cash was used to buy
                                         stocks considered to have more defensive characteristics and potentially predictable earnings in sectors such as
                                         financial, health care and consumer cyclicals.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL COMPANY FUND
SMALLCAP STRATEGIES TEAM COMMENTARY continued

                                         In our view, financials are attractive due to their
                                         sensitivity to interest rates within a lower interest rate environment. Favorable demographics -- for example, the
                                         aging of the Baby Boomer population -- should help health
                                         care stocks such as pharmaceuticals and hospitals. Finally, we feel consumer cyclical stocks may be among the first to benefit from falling interest rates and potential income tax relief.
                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?+
                                         From our perspective, technology proved to be a positive
                                         contributor to performance. That is, even though our
                                         technology stocks performed poorly, they did not perform as poorly as the benchmark Index. Additionally, we sold some
                                         stocks early in the year to lock-in gains before the market declined. For example, we were aggressive in selling Anaren
                                         Microwave, Inc., a telecommunications equipment company,
                                         early in the year, locking in significant gains before the stock began its dramatic decline. The Fund's consumer
                                         cyclical holdings had positive performance for the last 12 months, which was primarily driven by one holding, Career
                                         Education Corporation. The post-secondary education provider benefited from increased enrollment and a smart acquisition strategy.
                                         Finally, the Fund's financial sector performed well, as
                                         these interest-rate sensitive stocks benefited from the
                                         Federal Reserve Board's easing of interest rates during the year. Our two regional bank holdings, City National
                                         Corporation and National Commerce Bancorporation, gained 14%
                                         and 34%, respectively during the year.

                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Technology and communications sectors were where most of the losses occurred over the past 12 months. Wireless and
                                         wireline service providers had been big purchasers of
                                         telecommunications equipment in previous years. But as
                                         capital became more difficult to accumulate, these companies slowed -- and some even stopped -- buying equipment. The
                                         stocks of large companies like Cisco Systems and Nortel
                                         Networks with built up inventories as well as the small
                                         companies that supply those larger ones were punished
                                         severely. REMEC, Inc., a manufacturer of wireless equipment, declined 70% during the year, as domestic orders essentially came to a halt when their customers began to lose resources.
                                         Companies like C-Cor Electronics (down 86%), a supplier of cable equipment to cable companies like Time Warner and
                                         AT&T, severely cut their capital expenditure budgets as they neared completion in the build out of advanced cable
                                         television networks.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL COMPANY FUND
SMALLCAP STRATEGIES TEAM COMMENTARY continued

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         If we use history as our guide, we hope the next twelve
                                         months may be kind to small-cap investors. Historically, the period following a series of Federal Reserve Board rate cuts has resulted in above-average equity gains. In addition,
                                         there is strong momentum behind the President's proposed tax cut (and alternatives that may happen sooner) which may put money into the pockets of many consumers and give the
                                         economy a needed boost. Finally, we feel valuations are much more attractive today than a year ago, making this a good
                                         time to initiate new holdings in the Fund's portfolio.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Diversified electronics                                                           3.90
Restaurants                                                                       4.10
Housing and Furnishings                                                           4.70
Oilfield services                                                                 5.00
Commercial services                                                               5.20
Software                                                                          5.50
Commercial banking                                                                5.60
Networking and telecommunications equipment                                       5.60
Health services                                                                   6.50
Pharmaceuticals                                                                   9.40
Other                                                                            44.50


                                                                            TOP 10 HOLDINGS

                                                                            -------------------------------------------------

                                                                              1  Career Education Corporation            3.4%

                                                                            -------------------------------------------------

                                                                              2  Rent-A-Center, Inc.                     3.3%

                                                                            -------------------------------------------------

                                                                              3  Affiliated Managers Group, Inc.         2.9%

                                                                            -------------------------------------------------

                                                                              4  City National Corporation               2.9%

                                                                            -------------------------------------------------

                                                                              5  Kinder Morgan Energy Partners, L.P.     2.8%

                                                                            -------------------------------------------------

                                                                              6  Province Healthcare Company             2.6%

                                                                            -------------------------------------------------

                                                                              7  Shire Pharmaceuticals Group plc, ADR    2.6%

                                                                            -------------------------------------------------

                                                                              8  CEC Entertainment Inc.                  2.4%

                                                                            -------------------------------------------------

                                                                              9  Orthodontic Centers of America, Inc.    2.1%

                                                                            -------------------------------------------------

                                                                             10  Quicksilver, Inc.                       2.1%

                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SMALL COMPANY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/12/95
                                                                                     through
                                                                                     3/31/01)        11.25%     10.01%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Small Company Fund from the
                                                inception of the share class.
                                                Figures for the Russell 2000
                                                Index, an unmanaged
                                                capitalization-weighted index
                                                that includes 2,000 of the
                                                smallest stocks representing
                                                approximately 10% of the U.S.
                                                equity market, include
                                                reinvestment of dividends. Funds
                                                in the Lipper SmallCap Growth
                                                Funds Average invest at least
                                                75% of their equity assets in
                                                companies with market
                                                capitalizations of less than $3
                                                billion. It is not possible to
                                                invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                 NATIONS SMALL COMPANY                                   LIPPER SMALLCAP GROWTH
                                                     FUND $16,586          RUSSELL 2000 INDEX $15,675     FUNDS AVERAGE $18,750
                                                 ---------------------     --------------------------    ----------------------
Dec. 12|1995                                              9425                       10000                        10000
1995                                                      9313                       10264                        10175
                                                          9843                       10787                        10912
                                                         10474                       11327                        11945
                                                         10584                       11365                        12161
1996                                                     11167                       11956                        12243
                                                         10547                       11338                        11094
                                                         12643                       13176                        13143
                                                         14577                       15137                        15465
1997                                                     13341                       14630                        14558
                                                         15732                       16101                        16361
                                                         14764                       15351                        15762
                                                         10955                       12258                        12316
1998                                                     13505                       14257                        15368
                                                         12378                       13484                        14998
                                                         14144                       15581                        17290
                                                         14579                       14596                        17494
1999                                                     20868                       17289                        24495
                                                         24376                       18514                        28524
                                                         23798                       17814                        27078
                                                         24391                       18011                        27189
2000                                                     20487                       16767                        23029
Mar. 31|2001                                             16586                       15675                        18750

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS SMALL COMPANY                                   LIPPER SMALLCAP GROWTH
                                                     FUND $17,597          RUSSELL 2000 INDEX $15,675     FUNDS AVERAGE $18,750
                                                 ---------------------     --------------------------    ----------------------
Dec. 12|1995                                             10000                       10000                        10000
1995                                                      9881                       10264                        10175
                                                         10443                       10787                        10912
                                                         11113                       11327                        11945
                                                         11229                       11365                        12161
1996                                                     11848                       11956                        12243
                                                         11190                       11338                        11094
                                                         13414                       13176                        13143
                                                         15466                       15137                        15465
1997                                                     14155                       14630                        14558
                                                         16691                       16101                        16361
                                                         15665                       15351                        15762
                                                         11623                       12258                        12316
1998                                                     14329                       14257                        15368
                                                         13133                       13484                        14998
                                                         15007                       15581                        17290
                                                         15468                       14596                        17494
1999                                                     22141                       17289                        24495
                                                         25862                       18514                        28524
                                                         25249                       17814                        27078
                                                         25879                       18011                        27189
2000                                                     21736                       16767                        23029
Mar. 31|2001                                             17597                       15675                        18750

   TOTAL RETURN (AS OF 3/31/01)

                                                     INVESTOR A                  INVESTOR B                  INVESTOR C
                                PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                  12/12/95              12/12/95                    12/12/95                     9/22/97
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -31.86%        -31.96%       -35.87%       -32.45%       -35.43%       -32.46%       -33.06%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            2.03%          1.77%        -0.22%         1.10%        0.27%          1.18%        1.18%
5 YEARS                           11.30%         11.00%         9.68%        10.26%        9.98%          --            --
SINCE INCEPTION                   11.58%         11.25%        10.01%        10.54%       10.42%          3.43%        3.43%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 8.6%
          APPAREL AND TEXTILES -- 0.3%
 30,000   Jones Apparel Group, Inc.(-)...........   $  1,134
                                                   --------
          COMMERCIAL BANKING -- 0.9%
 72,500   Washington Mutual, Inc................      3,969
                                                   --------
          DIVERSIFIED MANUFACTURING -- 0.3%
 31,500   Tyco International Ltd................      1,362
                                                   --------
          HEAVY MACHINERY -- 0.2%
 20,000   Ingersoll-Rand Company................        794
                                                   --------
          INSURANCE -- 2.4%
 90,000   Allstate Corporation..................      3,775
140,000   Penn Treaty American Corporation(-)....      1,424
191,750   Protective Life Corporation...........      5,880
                                                   --------
                                                     11,079
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 0.8%
 47,000   Johnson & Johnson.....................      4,111
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 0.9%
 68,000   Comverse Technology, Inc.(-)...........      4,005
                                                   --------
          OILFIELD SERVICES -- 0.3%
 18,250   SEACOR SMIT Inc.(-)....................        825
  9,386   SEACOR SMIT Inc.(-)(+).................        424
                                                   --------
                                                      1,249
                                                   --------
          PHARMACEUTICALS -- 0.8%
 95,000   Schering-Plough Corporation...........      3,470
                                                   --------
          PUBLISHING AND ADVERTISING -- 0.4%
 58,264   Readers Digest Association, Inc.,
            Class A.............................      1,601
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 0.7%
100,000   CSX Corporation.......................      3,370
                                                   --------
          RESTAURANTS -- 0.4%
 70,000   McDonald's Corporation................      1,859
                                                   --------
          SOFTWARE -- 0.1%
 10,000   Affiliated Computer Services, Inc.,
            Class A(-)...........................        649
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 0.1%
 20,000   Nextel Communications, Inc., Class
            A(-).................................        288
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $41,946)........................     38,940
                                                   --------
PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 54.3%
            APPAREL AND TEXTILES -- 1.7%
 $10,000    Jones Apparel Group, Inc., 3.300%***
              02/01/21(+).........................   $  5,075
   2,430    Reebok International Ltd., 4.250%
              03/01/21(+).........................      2,391
                                                     --------
                                                        7,466
                                                     --------
            BEVERAGES -- 1.2%
   5,700    Convertibles Ltd., 2.000%
              10/15/07(+).........................      5,451
                                                     --------
            BROADCASTING AND CABLE -- 3.9%
   4,000    AT&T Corporation - Liberty Media
              Group, 4.000% 11/15/29(+)...........      2,590
   1,000    AT&T Corporation - Liberty Media
              Group, 4.000% 11/15/29..............        648
   5,330    AT&T Corporation - Liberty Media
              Group, 3.500% 01/15/31(+)...........      3,978
   4,500    AT&T Corporation - Liberty Media
              Group, 3.250% 03/15/31(+)...........      4,358
   2,100    Clear Channel Communications, Inc.,
              1.500% 12/01/02.....................      1,971
   1,850    Clear Channel Communications, Inc.,
              2.625% 04/01/03.....................      1,936
   2,000    Cox Enterprises, Inc., 2.000%
              02/15/21(+).........................      2,028
                                                     --------
                                                       17,509
                                                     --------
            COMMERCIAL BANKING -- 1.3%
   5,625    JMH Finance Ltd., 4.750%
              09/06/07(+).........................      5,716
                                                     --------
            COMMERCIAL SERVICES -- 0.7%
   3,590    Young & Rubicam Inc., 3.000%
              01/15/05............................      3,348
                                                     --------
            COMPUTER SERVICES -- 2.3%
   4,800    Affiliated Computer Services, Inc.,
              Class A, 3.500% 02/15/06(+).........      4,812
   8,215    DoubleClick Inc., 4.750% 03/15/06.....      5,607
                                                     --------
                                                       10,419
                                                     --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
   5,400    Hewlett-Packard Company, 3.700%***
              10/14/17............................      2,997
   2,100    VERITAS Software Corporation, 1.856%
              08/13/06............................      3,016
                                                     --------
                                                        6,013
                                                     --------
            DIVERSIFIED ELECTRONICS -- 2.2%
   6,700    SCI Systems, Inc., 3.000% 03/15/07....      5,000
  10,125    Solectron Corporation, 3.700%***
              05/08/20............................      5,050
                                                     --------
                                                       10,050
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 3.5%
 $ 6,160    L-3 Communications Holdings, Inc.,
              5.250% 06/01/09(+)..................   $  7,176
   9,500    SPX Corporation, 2.900%***
              02/06/21(+).........................      5,225
   4,820    Tyco International Ltd., 1.500%***
              11/17/20............................      3,549
                                                     --------
                                                       15,950
                                                     --------
            EXPLORATION AND PRODUCTION -- 1.5%
   3,725    Devon Energy Corporation, 4.950%
              08/15/08............................      3,678
   2,555    Kerr-McGee Corporation, 5.250%
              02/15/10............................      3,143
                                                     --------
                                                        6,821
                                                     --------
            HEALTH SERVICES -- 4.0%
   5,220    AmeriSource Health Corporation, Class
              A, 5.000% 12/01/07(+)...............      6,257
   2,820    Health Management Associates, Inc.,
              Class A, .250% 08/16/20(+)..........      1,896
   4,606    Province Healthcare Company, 4.500%
              11/20/05(+).........................      4,635
   8,880    Universal Health Services, Inc., Class
              B, .426% 06/23/20(+)................      5,206
                                                     --------
                                                       17,994
                                                     --------
            INSURANCE -- 0.8%
     890    Penn Treaty American Corporation,
              6.250% 12/01/03.....................        609
   4,180    Penn Treaty American Corporation,
              6.250% 12/01/03(+)..................      2,858
                                                     --------
                                                        3,467
                                                     --------
            MEDICAL DEVICES AND SUPPLIES -- 2.0%
   3,850    Aviron, 5.250% 02/01/08...............      3,354
   4,750    Invitrogen Corporation, 5.500%
              03/01/07(+).........................      4,703
     900    Invitrogen Corporation, 5.500%
              03/01/07............................        891
                                                     --------
                                                        8,948
                                                     --------
            METALS AND MINING -- 1.1%
   6,450    Agnico-Eagle Mines Ltd., 3.500%
              01/27/04............................      4,846
                                                     --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 3.1%
   5,255    CIENA Corporation, 3.750% 02/01/08....      4,079
   4,700    Comverse Technology, Inc., 1.500%
              12/01/05(+).........................      4,001
   2,700    Corning Inc., 3.700%*** 11/08/15......      1,580
   6,100    Juniper Networks, Inc., 4.750%
              03/15/07............................      4,437
                                                     --------
                                                       14,097
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            OILFIELD SERVICES -- 5.4%
 $ 8,400    Diamond Offshore Drilling, Inc.,
              3.500%*** 06/06/20(+)...............   $  4,295
   3,356    Hanover Compressor Company, 4.750%
              03/15/08............................      3,377
   5,600    Loews Corporation, 3.125% 09/15/07....      5,074
   7,600    Pride International, Inc., 2.000%***
              01/16/21............................      4,987
   1,087    SEACOR SMIT, Inc., 5.375%
              11/15/06(+).........................      1,151
   2,097    SEACOR SMIT, Inc., 5.375% 11/15/06....      2,220
   5,900    Transocean Sedco Forex Inc., 2.600%***
              05/24/20............................      3,459
                                                     --------
                                                       24,563
                                                     --------
            PHARMACEUTICALS -- 4.4%
   1,500    ALZA Corporation, 1.900%***
              07/28/20............................      1,003
   1,500    Elan Finance Corporation Ltd.,
              1.100%*** 12/14/18..................      1,185
   4,650    Elan Finance Corporation, Ltd.,
              1.100%*** 12/14/18(+)...............      3,674
   6,200    Gilead Sciences, Inc., 5.000%
              12/15/07............................      5,664
   1,540    IVAX Corporation, 5.500%
              05/15/07(+).........................      1,671
   2,540    Roche Holdings, Inc., 6.800%***
              05/06/12(+).........................      1,299
   2,120    Teva Pharmaceuticals Finance, LLC,
              1.500% 10/15/05(+)..................      2,096
   4,240    Vertex Pharmaceuticals, Inc., 5.000%
              09/19/07(+).........................      3,037
                                                     --------
                                                       19,629
                                                     --------
            PUBLISHING AND ADVERTISING -- 2.2%
   3,400    Interpublic Group of Companies, Inc.,
              1.870% 06/01/06(+)..................      2,894
   2,000    Interpublic Group of Companies, Inc.,
              1.870% 06/01/06.....................      1,703
   5,000    Lamar Advertising Company, 5.250%
              09/15/06............................      5,125
                                                     --------
                                                        9,722
                                                     --------
            RAILROADS, TRUCKING AND
              SHIPPING -- 1.4%
   6,020    United Parcel Service, Inc., Class B,
              1.750% 09/27/07.....................      6,171
                                                     --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.9%
   3,800    EOP Operating, LP, 7.250%
              11/15/08(+).........................      3,852
                                                     --------
            SEMICONDUCTORS -- 2.0%
   1,470    Cypress Semiconductor Corporation,
              3.750% 07/01/05.....................      1,143
   4,950    General Semiconductor, Inc., 5.750%
              12/15/06............................      4,201

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
 $ 2,820    Transwitch Corporation, 4.500%
              09/12/05(+).........................   $  1,833
   2,700    Transwitch Corporation, 4.500%
              09/12/05............................      1,755
                                                     --------
                                                        8,932
                                                     --------
            SOFTWARE -- 0.8%
   2,800    America Online Inc., 3.500%***
              12/06/19............................      1,453
   4,280    Citrix Systems, Inc., 4.900%***
              03/22/19(+).........................      1,819
   1,000    Citrix Systems, Inc., 4.900%***
              03/22/19............................        425
                                                     --------
                                                        3,697
                                                     --------
            SPECIALTY STORES -- 1.0%
   4,505    Barnes & Noble, Inc., 5.250%
              03/15/09(+).........................      4,511
                                                     --------
            TELECOMMUNICATIONS SERVICES -- 5.6%
   4,050    American Tower Corporation, Class A,
              5.000% 02/15/10(+)..................      3,169
   2,000    American Tower Corporation, Class A,
              5.000% 02/15/10.....................      1,565
   3,500    Bell Atlantic Financial Services,
              5.750% 04/01/03.....................      3,513
   3,300    Bell Atlantic Financial Services,
              4.250% 09/15/05(+)..................      3,304
   1,575    Hutchison Whampoa International, Ltd.,
              2.875% 09/15/03(+)..................      1,532
   1,000    Nextel Communications, Inc., Class A,
              5.250% 01/15/10.....................        641
   3,550    Nextel Communications, Inc., Class A,
              5.250% 01/15/10(+)..................      2,276
   5,090    Telefonos de Mexico SA, de CV, Series
              A, 4.250% 06/15/04..................      6,134
   6,450    US Cellular Corporation, 3.600%***
              06/15/15............................      3,757
                                                     --------
                                                       25,891
                                                     --------
            TOTAL CONVERTIBLE BONDS AND NOTES
            (Cost $260,291).......................    245,063
                                                     --------
 SHARES
   ------
            CONVERTIBLE PREFERRED STOCKS -- 30.9%
            AEROSPACE AND DEFENSE -- 1.0%
  97,000    Titan Capital Trust...................      2,862
  60,000    Titan Capital Trust(+)................      1,770
                                                     --------
                                                        4,632
                                                     --------
            COMMERCIAL BANKING -- 3.2%
  25,000    Bank United Corporation...............          6
 177,300    CNB Capital Trust I...................      6,383

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMERCIAL BANKING -- (CONTINUED)
121,000   Sovereign Capital Trust II............ $    6,337
 19,000   Washington Mutual Inc. ...............      1,560
                                                   --------
                                                     14,286
                                                   --------
          ELECTRIC POWER -- NON NUCLEAR -- 9.1%
  6,000   AES Trust VII.........................        383
 79,600   AES Trust VII(+)......................      5,084
 61,500   Calpine Capital Trust III(+)..........      4,413
 40,250   Calpine Capital Trust III.............      2,888
225,000   Duke Energy Corporation...............      6,131
100,900   Mirant Trust..........................      7,518
 82,000   NiSource Inc..........................      4,457
200,000   NRG Energy, Inc.......................      6,600
 68,700   TXU Corporation.......................      3,208
                                                   --------
                                                     40,682
                                                   --------
          HEALTH SERVICES -- 1.1%
 64,300   Express Scripts.......................      5,080
                                                   --------
          HEAVY MACHINERY -- 0.9%
190,000   Ingersoll-Rand Company................      3,971
                                                   --------
          INSURANCE -- 4.9%
 60,000   ACE Ltd...............................      4,560
120,100   AmerUs Group Company..................      3,495
 50,000   Metlife Capital Trust I...............      4,725
380,000   Philadelphia Consolidated Holdings
            Corporation.........................      4,180
 85,400   QBE Insurance Group Ltd.(+)...........      5,241
                                                   --------
                                                     22,201
                                                   --------
          INTEGRATED OIL -- 1.0%
 90,000   Unocal Corporation....................      4,354
                                                   --------
          NATURAL GAS DISTRIBUTION -- 2.7%
 90,400   Coastal Corporation...................      4,050
 56,750   El Paso Energy Capital Trust I........      4,597
101,500   EOG Resources.........................      3,720
                                                   --------
                                                     12,367
                                                   --------
          PAPER AND FOREST PRODUCTS -- 0.7%
 78,100   International Paper Capital Trust.....      3,368
                                                   --------
          PHARMACEUTICALS -- 0.9%
 88,000   Pharmacia Corporation.................      3,929
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 1.4%
 72,000   Union Pacific Capital Trust(+)........      3,528
 58,400   Union Pacific Capital Trust...........      2,862
                                                   --------
                                                      6,390
                                                   --------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.7%
 92,000   Apartment Investment & Management
            Company, Class A....................      2,507
211,200   Equity Residential Properties Trust...      5,096
                                                   --------
                                                      7,603
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          RESTAURANTS -- 0.7%
 64,200   Wendy's Financing I...................   $  3,094
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 1.6%
 14,300   Adelphia Communications, Class A......      1,811
 80,000   Citizens Utilities Trust..............      4,374
 19,250   Global Crossing Ltd...................      1,042
                                                   --------
                                                      7,227
                                                   --------
          TOTAL CONVERTIBLE PREFERRED STOCKS
          (Cost $121,146).......................    139,184
                                                   --------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 5.1%
          (Cost $22,965)
 22,965   Nations Cash Reserves#................     22,965
                                                   --------
          TOTAL INVESTMENTS
          (Cost $446,348*)...............   98.9%   446,152
                                                   --------
          OTHER ASSETS AND
          LIABILITIES (NET)..............    1.1%
          Receivable for investment securities
            sold................................   $  8,347
          Receivable for Fund shares sold.......      1,930
          Dividends receivable..................        367
          Interest receivable...................      1,719
          Payable for Fund shares redeemed......       (618)
          Investment advisory fee payable.......       (244)
          Administration fee payable............        (86)
          Shareholder servicing and distribution
            fees payable........................       (117)
          Payable for investment securities
            purchased...........................     (6,210)
          Accrued Trustees' fees and expenses...        (20)
          Accrued expenses and other
            liabilities.........................       (146)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................      4,922
                                                   --------
          NET ASSETS.....................  100.0%  $451,074
                                                   ========
          NET ASSETS CONSIST OF:
          Distributions in excess of net
            investment income...................   $     (3)
          Accumulated net realized loss on
            investments sold....................     (3,951)
          Net unrealized depreciation of
            investments.........................       (196)
          Paid-in capital.......................    455,224
                                                   --------
          NET ASSETS............................   $451,074
                                                   ========


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($75,627,144 / 4,712,445 shares
            outstanding)........................     $16.05
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($315,856,785 / 19,689,909
            shares outstanding).................     $16.04
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $17.02
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($49,762,943 / 3,126,212
            shares outstanding).................     $15.92
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($9,827,423 / 611,283 shares
            outstanding)........................     $16.08
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $299 on investment securities was comprised of gross appreciation of $33,669 and gross depreciation of $33,968 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $446,451.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

  (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.0%
            ASSET-BACKED -- AUTO LOANS -- 0.3%
 $   250    Premier Auto Trust,
              Series 1998-1, Class B,
              5.920% 10/06/04.....................   $    253
                                                     --------
            ASSET-BACKED -- CREDIT CARD
              RECEIVABLES -- 0.5%
     500    Citibank Credit Card Master Trust I,
              Series 1999-5, Class A, 6.100%
              05/15/08............................        511
                                                     --------
            ASSET-BACKED -- HOME EQUITY
              LOANS -- 0.2%
      90    CS First Boston Mortgage Securities
              Corporation, Series 1996-2, Class
              A4, 6.620% 02/25/18.................         90
      73    IMC Home Equity Loan Trust, Series
              1997-7, Class A3, 6.540% 11/20/12...
                                                           73
                                                     --------
                                                          163
                                                     --------
            TOTAL ASSET-BACKED SECURITIES
            (Cost $913)...........................        927
                                                     --------

 SHARES
---------
            COMMON STOCKS -- 60.9%
            AEROSPACE AND DEFENSE -- 3.2%
  26,600    B.F. Goodrich Company.................      1,021
  31,300    General Dynamics Corporation..........      1,963
                                                     --------
                                                        2,984
                                                     --------
            AUTOMOTIVE -- 0.5%
   7,700    Johnson Controls, Inc. ...............        481
                                                     --------
            BEVERAGES -- 0.3%
   5,100    Brown-Forman Corporation, Class B.....        316
                                                     --------
            BROADCASTING AND CABLE -- 1.7%
  24,200    Comcast Corporation, Class A(-).......      1,015
  12,600    Viacom Inc., Class B(-)...............        554
                                                     --------
                                                        1,569
                                                     --------
            CHEMICALS -- BASIC -- 1.1%
  24,000    E.I. duPont de Nemours and Company....        977
                                                     --------
            COMMERCIAL BANKING -- 5.0%
  23,000    Citigroup Inc. .......................      1,035
  23,700    J.P. Morgan Chase & Company...........      1,064
  43,800    SouthTrust Corporation................      2,003
  10,700    Washington Mutual, Inc. ..............        586
                                                     --------
                                                        4,688
                                                     --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTER SERVICES -- 2.2%
 18,275   Electronic Data Systems Corporation...   $  1,020
 16,925   First Data Corporation................      1,011
                                                   --------
                                                      2,031
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
 11,800   Eastman Kodak Company.................        471
 15,800   Hewlett-Packard Company...............        494
  8,600   International Business Machines
            Corporation.........................        827
                                                   --------
                                                      1,792
                                                   --------
          CONGLOMERATES -- 1.2%
 14,800   United Technologies Corporation.......      1,085
                                                   --------
          CONSUMER CREDIT AND MORTGAGES -- 4.4%
 26,900   American Express Company..............      1,111
 12,700   Fannie Mae............................      1,011
 16,850   Freddie Mac...........................      1,092
 27,425   MBNA Corporation......................        908
                                                   --------
                                                      4,122
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 1.0%
 13,300   May Department Stores Company.........        472
 14,000   Sears, Roebuck and Company............        494
                                                   --------
                                                        966
                                                   --------
          ELECTRIC POWER -- NUCLEAR -- 4.6%
 33,100   Dominion Resources, Inc. .............      2,134
 34,500   FPL Group, Inc. ......................      2,115
                                                   --------
                                                      4,249
                                                   --------
          ELECTRICAL EQUIPMENT -- 1.1%
 26,000   Honeywell International Inc. .........      1,061
                                                   --------
          EXPLORATION AND PRODUCTION -- 0.9%
 13,700   Anadarko Petroleum Corporation........        860
                                                   --------
          FOOD AND DRUG STORES -- 0.6%
 17,900   Albertson's, Inc. ....................        570
                                                   --------
          HEALTH SERVICES -- 1.3%
 26,500   Tenet Healthcare Corporation(-).......      1,166
                                                   --------
          HOUSEHOLD PRODUCTS -- 2.1%
 29,000   Fortune Brands, Inc. .................        998
 16,000   Procter & Gamble Company..............      1,001
                                                   --------
                                                      1,999
                                                   --------
          INSURANCE -- 2.3%
  9,000   Ambac Financial Group, Inc. ..........        571
 15,200   American General Corporation..........        581
  9,200   CIGNA Corporation.....................        988
                                                   --------
                                                      2,140
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          INTEGRATED OIL -- 3.5%
 17,000   BP Amoco plc, ADR.....................   $    844
  5,700   Chevron Corporation...................        500
 12,900   Exxon Mobil Corporation...............      1,045
 16,500   Phillips Petroleum Company(a).........        908
                                                   --------
                                                      3,297
                                                   --------
          INVESTMENT SERVICES -- 3.1%
 11,000   Goldman Sachs Group, Inc. ............        936
 16,850   Merrill Lynch & Company, Inc. ........        933
 16,700   Northern Trust Corporation............      1,044
                                                   --------
                                                      2,913
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 0.8%
 11,100   Guidant Corporation(-)................        500
  3,000   Johnson & Johnson.....................        262
                                                   --------
                                                        762
                                                   --------
          METALS AND MINING -- 1.1%
 29,400   Alcoa Inc. ...........................      1,057
                                                   --------
          NATURAL GAS DISTRIBUTION -- 1.6%
 14,900   El Paso Corporation...................        973
 12,000   Williams Companies, Inc. .............        514
                                                   --------
                                                      1,487
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 0.5%
 20,600   Corning Inc. .........................        426
                                                   --------
          PHARMACEUTICALS -- 1.1%
 13,000   Merck & Company, Inc. ................        987
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 1.0%
 22,000   FedEx Corporation(-)..................        917
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 7.3%
  9,600   ALLTEL Corporation....................        504
 30,000   Qwest Communications International
            Inc.(-).............................      1,052
 23,600   SBC Communications Inc. ..............      1,053
 48,500   Sprint Corporation (FON Group)........      1,067
 38,400   Verizon Communications Inc. ..........      1,892
 58,600   WorldCom, Inc.(-).....................      1,094
                                                   --------
                                                      6,662
                                                   --------
          TOBACCO -- 4.3%
 42,100   Philip Morris Companies Inc. .........      1,998
 68,000   UST Inc. .............................      2,043
                                                   --------
                                                      4,041
                                                   --------
          UTILITIES -- MISCELLANEOUS -- 1.2%
 33,775   American Water Works Company, Inc. ...      1,089
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $53,164)........................     56,694
                                                   --------
PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 14.8%
            AEROSPACE AND DEFENSE -- 0.3%
 $   250    Raytheon Company, Class B, 6.750%
              08/15/07............................   $    248
                                                     --------
            AIRLINES -- 0.0%+
      40    Air Canada, 10.250%
              03/15/11(+)(a)......................         39
                                                     --------
            AUTOMOTIVE -- 0.6%
     380    General Motors Acceptance Corporation,
              6.150% 04/05/07.....................        370
     180    Toyota Motor Credit Corporation,
              5.625% 11/13/03.....................        181
      40    Universal Compression Inc., Class A,
              9.276%*** 02/15/08..................         35
                                                     --------
                                                          586
                                                     --------
            BROADCASTING AND CABLE -- 1.2%
     500    Clear Channel Communications, Inc.,
              7.875% 06/15/05.....................        529
     180    Cox Radio, Inc., Class A, 6.625%
              02/15/06............................        182
      85    Insight Communications Company, Inc.,
              12.530%*** 02/15/11(+)(a)...........         47
      40    Jones International Networks, Ltd.,
              Class A, 11.750% 07/01/05...........         37
      80    Spanish Broadcasting Systems, Inc.,
              Class A, 9.625% 11/01/09............         72
     175    Time Warner Inc., 8.110% 08/15/06.....        191
                                                     --------
                                                        1,058
                                                     --------
            BUILDING MATERIALS -- 0.1%
      40    American Standard Inc., 7.375%
              04/15/05............................         40
      35    Hercules Inc., 11.125%
              11/15/07(+).........................         35
      35    Nortek, Inc., 9.875% 03/01/04(a)......         34
                                                     --------
                                                          109
                                                     --------
            CHEMICALS -- BASIC -- 0.0%+
      40    IMC Global Inc., 7.400% 11/01/02......         39
                                                     --------
            CHEMICALS -- SPECIALTY -- 0.4%
     325    Equistar Chemicals, L.P., 8.500%
              02/15/04............................        326
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL BANKING -- 0.7%
 $   250    Citigroup Inc., 6.750% 12/01/05.......   $    261
     233    FCB/NC Capital Trust I, Gtd. Notes,
              8.050% 03/01/28.....................        199
      40    Golden State Holdings, Escrow
              Corporation, 7.000% 08/01/03........         40
     180    PNC Funding Corporation, 7.000%
              09/01/04............................        187
                                                     --------
                                                          687
                                                     --------
            COMMERCIAL SERVICES -- 0.2%
      40    Allied Waste North America, Inc.,
              8.875% 04/01/08( 7/8)...............         41
     500    Xerox Capital Trust I, Gtd. Notes,
              8.000% 02/01/27(++).................        140
                                                     --------
                                                          181
                                                     --------
            COMPUTER SERVICES -- 0.6%
     282    Comdisco, Inc., 9.500%
              08/15/03(++)(a).....................        231
     350    Computer Sciences Corporation, 7.500%
              08/08/05............................        362
                                                     --------
                                                          593
                                                     --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.4%
     350    Compaq Computer Corporation, 7.450%
              08/01/02............................        353
      40    Seagate Technology International,
              12.500% 11/15/07(+).................         40
                                                     --------
                                                          393
                                                     --------
            CONGLOMERATES -- 0.5%
     250    Waste Management, Inc., 6.125%
              07/15/01............................        250
     250    Waste Management, Inc., 7.000%
              07/15/28............................        218
                                                     --------
                                                          468
                                                     --------
            CONSUMER SERVICES -- 0.1%
     115    The Dow Chemical Company, 6.125%
              02/01/11............................        114
                                                     --------
            DIVERSIFIED ELECTRONICS -- 0.2%
     215    Arrow Electronics, Inc., 7.286%**
              10/05/01(+).........................        215
                                                     --------
            DIVERSIFIED MANUFACTURING -- 0.3%
      25    Doane Pet Care Company, 9.750%
              05/15/07............................         20
      55    Scotts Company, Class A, 8.625%
              01/15/09............................         56
     175    Tyco International Group SA, 6.375%
              06/15/05............................        177
                                                     --------
                                                          253
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
 $    70    AES Corporation, 8.750% 12/15/02......   $     71
      45    AES Corporation, 8.875% 02/15/11......         46
                                                     --------
                                                          117
                                                     --------
            ENERGY -- MISCELLANEOUS -- 0.3%
      40    Calpine Corporation, 8.500%
              02/15/11............................         41
     175    Nisource Finance Corporation, 7.500%
              11/15/03(+).........................        182
      95    Progress Energy, Inc., 7.100%
              03/01/11............................         98
                                                     --------
                                                          321
                                                     --------
            FINANCE -- MISCELLANEOUS -- 1.6%
      62    Case Credit Corporation, 6.125%
              02/15/03(++)........................         50
     200    CIT Group, Inc., Class A, 7.500%
              11/14/03............................        208
     500    ERAC USA Finance Company, 6.625%
              02/15/05(+)(++).....................        494
     240    General Electric Capital Corporation,
              6.800% 11/01/05.....................        254
     225    Lehman Brothers Holdings, 7.750%
              01/15/05............................        237
     150    Merrill Lynch & Company, Inc., 6.150%
              01/26/06............................        152
                                                     --------
                                                        1,395
                                                     --------
            FOOD AND DRUG STORES -- 0.4%
     175    Fred Meyer, Inc., 7.450% 03/01/08.....        183
      20    Marsh Supermarkets, Inc., 8.875%
              08/01/07............................         19
     190    Safeway Inc., 6.150% 03/01/06.........        192
                                                     --------
                                                          394
                                                     --------
            FOOD PRODUCTS -- 0.3%
      60    Fleming Companies, Inc., 10.500%
              12/01/04............................         61
     200    Kellogg Company, 6.000%
              04/01/06(+).........................        200
                                                     --------
                                                          261
                                                     --------
            HEALTH SERVICES -- 0.5%
     200    American Home Products, 6.250%
              03/15/06(+).........................        201
     150    Cardinal Health, Inc., 6.750%
              02/15/11............................        156
      60    HCA - The Healthcare Company, 8.750%
              09/01/10............................         64
                                                     --------
                                                          421
                                                     --------
            HOUSING AND FURNISHING -- 0.2%
     185    Hanson Overseas B.V., 7.375%
              01/15/03............................        189
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INVESTMENT SERVICES -- 1.8%
 $   500    Aristar, Inc., 8.250% 06/15/05........   $    536
     340    Bear Stearns Companies, Inc., 7.800%
              08/15/07............................        363
     450    Morgan Stanley Dean Witter & Company,
              7.750% 06/15/05.....................        483
     175    Principal Life Global Funding, 6.125%
              03/01/06(+).........................        178
                                                     --------
                                                        1,560
                                                     --------
            METALS AND MINING -- 0.5%
     385    Alcoa Inc., 7.375% 08/01/10(a)........        419
                                                     --------
            NATURAL GAS PIPELINES -- 0.5%
     225    KN Energy, Inc., 6.650% 03/01/05......        229
     180    Union Pacific Resources Group Inc.,
              7.950% 04/15/29.....................        196
                                                     --------
                                                          425
                                                     --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.0%+
      40    SBA Communications Corporation,
              10.250% 02/01/09(+).................         37
                                                     --------
            OIL REFINING AND MARKETING -- 0.6%
      30    Chesapeake Energy Corporation, 9.625%
              05/01/05............................         32
      25    Ocean Energy, Inc., 8.375% 07/01/08...         26
     180    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03.....................        181
     180    Union Oil Company of California,
              7.500% 02/15/29.....................        185
     175    USX Corporation, 6.650% 02/01/06......        177
                                                     --------
                                                          601
                                                     --------
            OILFIELD SERVICES -- 0.0%+
      30    Compagnie Generale de Geophysique SA,
              10.625% 11/15/07(+).................         32
                                                     --------
            PACKAGING AND CONTAINERS -- 0.0%+
      15    Container Corporation of America,
              9.750% 04/01/03.....................         15
      38    Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02.....................         31
                                                     --------
                                                           46
                                                     --------
            PAPER AND FOREST PRODUCTS -- 0.1%
     120    Abitibi-Consolidated Inc., 8.550%
              08/01/10............................        128
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.2%
 $    20    Advanstar Communications Inc., 12.000%
              02/15/11(+).........................   $     20
     187    Viacom Inc., 7.875% 07/30/30..........        200
                                                     --------
                                                          220
                                                     --------
            RAILROADS, TRUCKING AND
              SHIPPING -- 0.2%
     150    FedEx Corporation, 6.625%
              02/12/04(+).........................        153
                                                     --------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 0.0%+
      39    Meristar Hospitality Corporation,
              9.000% 01/15/08(+)..................         39
                                                     --------
            TELECOMMUNICATIONS SERVICES -- 1.7%
      50    American Cellular Corporation, 9.500%
              10/15/09(+)(a)......................         48
     200    France Telecom, 7.200%
              03/01/06(+).........................        203
      70    Global Crossing Holdings Ltd., 9.125%
              11/15/06............................         66
      45    ITC Deltacom, Inc., 11.000%
              06/01/07(a).........................         37
      60    McLeodUSA Inc., Class A, 11.375%
              01/01/09............................         59
      50    Metromedia Fiber Network, Inc., Class
              A, 10.000% 12/15/09(a)..............         41
      50    Nextel Communications, Inc., Class A,
              9.500% 02/01/11(+)..................         43
     135    Qwest Capital Funding Inc., 7.750%
              08/15/06(+).........................        143
     500    Sprint Capital Corporation, 6.875%
              11/15/28............................        425
      25    Tritel PCS Inc., 10.375%
              01/15/11(+).........................         24
     175    Verizon Global Funding Corporation,
              7.250% 12/01/10(+)..................        183
     175    Vodafone Group plc, 7.750% 02/15/10...        189
      37    XO Communications Inc., Class A,
              10.750% 06/01/09(a).................         22
                                                     --------
                                                        1,483
                                                     --------
            TOBACCO -- 0.2%
     175    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03.....................        173
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
            (Cost $13,881)........................     13,723
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 1.2%
 $   395    AT&T Canada Inc., (0.00)% due 06/15/08
              9.95% beginning 06/01/03............   $    339
     500    Corp Andina de Fomento, 8.875%
              06/01/05............................        544
     200    Ontario (Province of), 7.000%
              08/04/05............................        213
                                                     --------
            TOTAL FOREIGN BONDS AND NOTES
            (Cost $1,045).........................      1,096
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 21.2%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 7.4%
     750    DLJ Commercial Mortgage Corporation,
              Series 1999-CG1, Class A1B, 6.460%
              01/10/09(++)........................        761
     750    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B, 7.300%
              06/10/09............................        796
     750    DLJ Commercial Mortgage Corporation,
              Series 1999-CG3, Class A1B, 7.340%
              09/10/09............................        808
     750    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09(++).................        800
     800    Heller Financial Commercial Mortgage
              Asset Corporation, Series 2000-PH1,
              Class A2, 7.750% 11/15/09(++).......        868
     600    JP Morgan Chase Commercial Mortgage
              Securities Corporation, Series
              2001-CIBC, Class A3, 6.260%
              03/15/33............................        597
     800    Prudential Securities Secured
              Financing Corporation, Series
              1999-C2, Class A2, 7.193%
              04/15/09(a).........................        844
     760    Salomon Brothers Mortgage Securities,
              Series 2000-C1, Class A2, 7.520%
              12/18/09(++)........................        814
     578    Salomon Brothers Mortgage Securities,
              Series 2000-NL1, Class A1, 6.601%
              04/15/08(+)(++).....................        592
                                                     --------
                                                        6,880
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 0.9%
     821    8.000% 07/01/10 - 09/01/25(++)........        851
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 8.4%
     474    8.500% 08/01/11.......................        501
     262    7.000% 01/25/21 - 07/01/29............        266
   3,242    6.500% 07/01/29 - 02/01/30............      3,232
   1,375    8.000% 04/01/30(b)....................      1,418
   2,350    6.500% 02/01/31(b)....................      2,338
                                                     --------
                                                        7,755
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 4.5%
 $   427    7.500% 12/15/23.......................   $    439
   1,941    8.000% 07/15/30 - 12/15/30(++)........      2,004
   1,749    6.500% 01/15/31.......................      1,750
                                                     --------
                                                        4,193
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $19,110)........................     19,679
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 0.9%
            U.S. TREASURY STRIPS -- 0.9%
   1,455    Interest only, 5.838%*** 05/15/20.....        483
     650    Principal only, 5.883%*** 11/15/21....        197
     825    Principal only, 5.789%*** 11/15/27....        181
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $870)...........................        861
                                                     --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 4.8%
            (Cost $4,505)
   4,505    Nations Cash Reserves#................      4,505
                                                     --------
            TOTAL INVESTMENTS
            (Cost $93,488*)................  104.8%    97,485
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (4.8)%
            Cash..................................          1
            Receivable for investment securities
              sold................................      6,182
            Receivable for Fund shares sold.......         76
            Dividends receivable..................         60
            Interest receivable...................        397
            Collateral on securities loaned.......     (1,977)
            Payable for Fund shares redeemed......        (48)
            Investment advisory fee payable.......        (46)
            Administration fee payable............        (18)
            Shareholder servicing and distribution
              fees payable........................        (40)
            Payable for investment securities
              purchased...........................     (8,956)
            Accrued Trustees' fees and expenses...        (37)
            Accrued expenses and other
              liabilities.........................        (82)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................     (4,488)
                                                     --------
            NET ASSETS.....................  100.0%  $ 92,997
                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001


                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $    929
          Accumulated net realized loss on
            investments sold....................       (121)
          Net unrealized appreciation of
            investments.........................      3,997
          Paid-in capital.......................     88,192
                                                   --------
          NET ASSETS............................    $92,997
                                                   --------
                                                   --------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($34,151,178 / 3,346,616 shares
            outstanding)........................     $10.20
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($15,584,684 / 1,529,731
            shares outstanding).................     $10.19
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $10.81
          INVESTOR B SHARES:
          Net asset value and offering price per
            share(x) ($41,538,513 / 4,092,433
            shares outstanding).................     $10.15
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share(x) ($1,722,150 / 170,469 shares
            outstanding)........................     $10.10
                                                     ------
                                                     ------

---------------

  * Federal Income Tax Information: Net unrealized appreciation of $3,876 on investment securities was comprised of gross appreciation of $5,647 and gross depreciation of $1,771 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $93,609.
*** Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2001.
(+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(-)  Non-income producing security.
(x) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(++) All or a portion of security segregated as collateral for
     TBA.
(a)  All or a portion of security was on loan at March 31, 2001.
     The aggregate cost and market value of securities on loan at March 31, 2001 is $2,044 and $1,922, respectively.
(b)  TBA -- Securities purchased on a forward commitment basis.
  +  Amount represents less than 0.1%.
  #  Money market mutual fund registered under the Investment
     Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $1,977.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.4%
            ASSET-BACKED -- HOME EQUITY
              LOANS -- 0.4%
 $   394    ContiMortgage Home Equity Loan Trust,
              Series 1998-1, Class A4,
              6.280% 01/15/13.....................   $    393
     214    EQCC Home Equity Loan Trust, Series
              1997-2, Class A6,
              6.720% 02/15/12.....................        214
     427    First Plus Home Loan Trust,
              Series 1996-3, Class A6,
              7.600% 09/20/14.....................        429
     391    First Plus Home Loan Trust,
              Series 1997-1, Class A6,
              6.950% 12/10/15.....................        394
     100    IMC Home Equity Loan Trust, Series
              1997-5, Class A7,
              6.900% 01/20/22.....................        102
                                                     --------
            TOTAL ASSET-BACKED SECURITIES
            (Cost $1,534).........................      1,532
                                                     --------


 SHARES
---------
            COMMON STOCKS -- 60.4%
            AEROSPACE AND DEFENSE -- 1.1%
   3,100    Alliant Techsystems Inc.++............        275
  31,400    Boeing Company........................      1,748
  10,100    Northrop Grumman Corporation..........        879
   2,800    Precision Castparts Corporation.......         93
  22,600    Rockwell International Corporation....        822
                                                     --------
                                                        3,817
                                                     --------
            AIRLINES -- 0.2%
   2,300    Atlantic Coast Airlines Holdings,
              Inc.++..............................         48
  13,300    Delta Air Lines, Inc. ................        526
   2,400    Northwest Airlines Corporation++......         54
                                                     --------
                                                          628
                                                     --------
            APPAREL AND TEXTILES -- 0.3%
     800    Columbia Sportswear Company++.........         36
   2,100    Genesco Inc.++........................         58
   2,200    Jones Apparel Group, Inc.++...........         83
   1,000    K-Swiss Inc., Class A.................         26
   9,500    Liz Claiborne, Inc. ..................        447
   3,600    Phillips-Van Heusen Corporation.......         54
   1,200    Quiksilver, Inc.++....................         32
   2,800    Reebok International, Ltd.++..........         70
   1,600    Timberland Company, Class A++.........         81
                                                     --------
                                                          887
                                                     --------
            AUTOMOTIVE -- 0.8%
   3,400    Copart, Inc.++........................         70
  65,142    Ford Motor Company....................      1,832
   4,100    Johnson Controls, Inc. ...............        256
   3,650    Lear Corporation++....................        107
     900    Oshkosh Truck Corporation.............         32
   2,800    Superior Industries International,
              Inc. ...............................         97

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
   4,700    Tower Automotive, Inc.++..............   $     50
  14,700    Visteon Corporation...................        221
                                                     --------
                                                        2,665
                                                     --------
            BEVERAGES -- 1.3%
     400    Adolph Coors Company, Class B.........         26
  31,800    Anheuser-Busch Companies, Inc. .......      1,461
  15,100    Coca-Cola Company.....................        682
   2,200    Constellation Brands, Inc.++..........        158
  47,300    PepsiCo, Inc. ........................      2,078
                                                     --------
                                                        4,405
                                                     --------
            BROADCASTING AND CABLE -- 2.0%
  89,300    AOL Time Warner Inc.++................      3,585
     800    Chris-Craft Industries, Inc.++........         51
   9,300    Cox Communications, Inc., Class A++...        414
   1,800    Pixar Inc.++..........................         55
  32,667    Viacom Inc., Class B++................      1,436
  42,100    Walt Disney Company...................      1,204
   5,550    Westwood One, Inc.++..................        128
                                                     --------
                                                        6,873
                                                     --------
            BUILDING MATERIALS -- 0.0%+
   2,700    American Standard Companies Inc.++....        159
                                                     --------
            CHEMICALS -- BASIC -- 0.5%
  12,700    Air Products and Chemicals, Inc. .....        488
   1,600    Cambrex Corporation...................         66
   6,500    Dow Chemical Company..................        205
   9,793    E.I. duPont de Nemours and Company....        399
   1,200    FMC Corporation++.....................         88
  10,700    Praxair, Inc. ........................        478
                                                     --------
                                                        1,724
                                                     --------
            CHEMICALS -- SPECIALTY -- 0.4%
   4,600    Albemarle Corporation.................        103
   3,300    Arch Chemicals, Inc. .................         70
   3,600    Cabot Corporation.....................        113
   2,500    Cytec Industries Inc.++...............         80
   7,300    Engelhard Corporation.................        189
   2,600    Lubrizol Corporation..................         79
   2,700    Millipore Corporation.................        125
   1,800    OM Group, Inc. .......................         96
     900    Rogers Corporation++..................         32
   2,200    Scotts Company, Class A++.............         84
  11,200    Sigma-Aldrich Corporation.............        536
                                                     --------
                                                        1,507
                                                     --------
            COMMERCIAL BANKING -- 4.8%
   4,020    Associated Banc-Corp. ................        134
   5,000    Astoria Financial Corporation.........        267
 119,366    Citigroup Inc. .......................      5,368
   2,900    City National Corporation.............        111
   1,500    Commerce Bancorp, Inc. ...............         90
   2,500    Commercial Federal Corporation........         56
   2,600    Cullen Frost Bankers, Inc. ...........         89
   4,300    Dime Bancorp, Inc. ...................        141
   2,600    Downey Financial Corporation..........        118
   4,100    First Tennessee National
              Corporation.........................        127
  17,800    First Union Corporation...............        587

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
   2,300    First Virginia Banks, Inc. ...........   $    100
   4,700    FirstFed Financial Corporation++......        132
   5,243    FleetBoston Financial Corporation.....        198
   1,000    Greater Bay Bancorp...................         25
   5,100    Hibernia Corporation, Class A.........         71
   1,000    Investors Financial Services
              Corporation.........................         59
  41,110    J.P. Morgan Chase & Company...........      1,845
   1,900    M&T Bank Corporation..................        133
   2,300    MAF Bancorp Inc. .....................         63
  16,800    Mellon Financial Corporation..........        681
   3,000    Mercantile Bankshares Corporation.....        111
   2,800    National Commerce Bancorporation......         69
   5,000    North Fork Bancorporation, Inc. ......        130
  11,100    PNC Financial Services Group..........        752
   5,600    Provident Bankshares Corporation......        125
  30,900    Regions Financial Corporation.........        879
   1,000    Silicon Valley Bancshares++...........         24
  13,700    SunTrust Banks, Inc. .................        888
   2,900    TCF Financial Corporation.............        110
  59,465    US Bancorp............................      1,380
   3,400    Washington Federal, Inc. .............         84
  30,500    Washington Mutual, Inc. ..............      1,669
  12,300    Wells Fargo & Company.................        608
     800    Whitney Holding Corporation...........         32
                                                     --------
                                                       17,256
                                                     --------
            COMMERCIAL SERVICES -- 0.6%
   1,100    Administaff, Inc.++...................         20
   2,200    ADVO Inc.++...........................         81
   3,900    Apollo Group Inc., Class A++..........        128
   1,500    ChoicePoint Inc.++....................         51
   4,300    Comdisco, Inc. .......................         34
   2,000    DeVry, Inc.++.........................         60
   1,000    F.Y.I. Inc.++.........................         33
   1,500    Factset Research Systems Inc. ........         45
   3,700    Fiserv, Inc.++........................        166
   1,280    Global Payments Inc.++................         24
   1,200    Heidrick & Struggles International,
              Inc.++..............................         35
   3,100    Manpower Inc. ........................         89
   1,600    National Data Corporation.............         37
     300    NCO Group, Inc.++.....................          8
   9,100    Omnicom Group Inc. ...................        755
   1,300    On Assignment, Inc.++.................         27
   3,200    SEI Investment Company................        100
   3,500    Sylvan Learning Systems, Inc.++.......         72
   2,900    Tetra Tech, Inc.++....................         59
     400    TMP Worldwide Inc.++..................         15
   1,000    True North Communications.............         38
   1,000    United Rentals, Inc.++................         16
   2,200    Viad Corporation......................         52
                                                     --------
                                                        1,945
                                                     --------
            COMPUTER SERVICES -- 1.0%
   1,200    Acxiom Corporation++..................         25
   8,600    Automatic Data Processing, Inc. ......        468
   4,900    Concord EFS, Inc.++...................        198
   1,000    CSG Systems International, Inc.++.....         41
  11,400    Electronic Data Systems Corporation...        637
     600    Fair, Issac and Company Inc. .........         35
  18,975    First Data Corporation................      1,132

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            COMPUTER SERVICES -- (CONTINUED)
     400    Forrester Research, Inc.++............   $     10
   2,600    Galileo International, Inc. ..........         57
   2,600    Jack Henry & Associates, Inc. ........         62
  14,300    Paychex, Inc. ........................        530
   3,400    Sungard Data Systems, Inc.++..........        167
   4,000    Synopsys, Inc.++......................        188
                                                     --------
                                                        3,550
                                                     --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.8%
   2,900    Advanced Digital Information
              Corporation++.......................         50
   2,550    Avocent Corporation++.................         56
  21,700    Compaq Computer Corporation...........        395
  38,300    Dell Computer Corporation++...........        984
   5,300    Eastman Kodak Company.................        211
   2,400    Electronics For Imaging, Inc.++.......         59
  47,200    EMC Corporation++.....................      1,388
  11,700    Hewlett-Packard Company...............        366
   1,400    InFocus Corporation++.................         23
  36,400    International Business Machines
              Corporation.........................      3,501
   7,700    Jabil Circuit, Inc.++.................        166
   8,300    Lexmark International, Inc.++.........        378
   1,700    McDATA Corporation, Class A++.........         32
   1,700    Mercury Computer Systems, Inc.++......         65
   1,600    National Instruments Corporation++....         52
   8,600    NCR Corporation++.....................        336
   9,200    Network Appliance, Inc.++.............        155
   2,100    Quantum Corporation - DLT & Storage
              Systems++...........................         24
   6,800    Read-Rite Corporation++...............         56
  12,400    Sanmina Corporation++.................        243
   2,400    Sensormatic Electronics
              Corporation++.......................         46
  37,500    Sun Microsystems, Inc.++..............        576
   2,100    Tech Data Corporation++...............         62
  10,800    Tektronix, Inc.++.....................        295
  11,600    Unisys Corporation++..................        162
     400    Zebra Technologies Corporation, Class
              A++.................................         15
                                                     --------
                                                        9,696
                                                     --------
            CONGLOMERATES -- 0.5%
     600    SPX Corporation++.....................         54
   2,800    The Shaw Group Inc.++.................        131
  20,425    United Technologies Corporation.......      1,497
                                                     --------
                                                        1,682
                                                     --------
            CONSTRUCTION -- 0.0%+
   2,600    Quanta Services, Inc.++...............         58
   1,000    SCP Pool Corporation++................         33
                                                     --------
                                                           91
                                                     --------
            CONSUMER CREDIT AND MORTGAGES -- 2.0%
  12,300    American Express Company..............        508
  30,400    Fannie Mae............................      2,420
  24,400    Freddie Mac...........................      1,582
   4,700    Greenpoint Financial Corporation......        153
  23,700    MBNA Corporation......................        784
  13,000    Providian Financial Corporation.......        638
  11,400    USA Education Inc. ...................        828
                                                     --------
                                                        6,913
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 2.0%
  18,600    Federated Department Stores, Inc.++...   $    773
  10,400    Kohl's Corporation++..................        642
  19,500    May Department Stores Company.........        692
  37,900    Sears, Roebuck and Company............      1,337
  20,500    Target Corporation....................        740
  54,400    Wal-Mart Stores, Inc. ................      2,746
                                                     --------
                                                        6,930
                                                     --------
            DIVERSIFIED ELECTRONICS -- 0.2%
     900    Act Manufacturing Inc.++..............         10
   4,400    Aeroflex, Inc.++......................         45
   3,400    Anixter International Inc.++..........         82
   1,100    Artesyn Technologies, Inc.++..........         12
   1,900    Benchmark Electronics Inc.++..........         37
   1,500    Dionex Corporation++..................         47
   3,200    Esterline Technologies
              Corporation++.......................         70
   2,500    Harris Corporation....................         62
     900    Helix Technology Corporation..........         21
     800    Keithley Instruments, Inc. ...........         13
   1,900    Kent Electronics Corporation++........         34
   2,100    Pioneer Standard Electronics..........         26
   6,000    Symbol Technologies, Inc. ............        209
                                                     --------
                                                          668
                                                     --------
            DIVERSIFIED MANUFACTURING -- 2.6%
   8,500    Belden Inc. ..........................        170
   1,400    Delta and Pine Land Company...........         34
   3,400    Energizer Holdings Inc.++.............         85
 155,400    General Electric Company..............      6,506
   3,100    Harsco Corporation....................         76
   2,200    Plexus Corporation++..................         56
   1,400    Roper Industries, Inc. ...............         50
   1,100    SPS Technologies Inc.++...............         50
  48,100    Tyco International Ltd. ..............      2,079
     500    Vicor Corporation++...................         10
                                                     --------
                                                        9,116
                                                     --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.4%
   1,100    Allegheny Energy, Inc. ...............         51
   4,100    Allete................................        106
   3,400    Alliant Energy Corporation............        108
   1,300    Cleco Corporation.....................         59
  10,800    Dynegy Inc., Class A..................        552
   1,100    OGE Energy Corporation................         25
   5,200    TECO Energy, Inc. ....................        156
   1,800    The Montana Power Company.............         25
   5,300    UniSource Energy Corporation..........        111
   4,600    UtiliCorp United Inc. ................        149
                                                     --------
                                                        1,342
                                                     --------
            ELECTRIC POWER -- NUCLEAR -- 1.6%
   4,000    Conectiv, Inc. .......................         87
  31,700    Duke Energy Corporation...............      1,355
   6,100    Energy East Corporation...............        106
  22,725    Exelon Corporation....................      1,490
  15,200    FPL Group, Inc. ......................        932
   3,500    Kansas City Power & Light Company.....         86
   2,610    NSTAR.................................        100
   6,400    Public Service Company of New
              Mexico..............................        186

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            ELECTRIC
              POWER -- NUCLEAR -- (CONTINUED)
  28,500    Reliant Energy, Inc. .................   $  1,290
   1,700    RGS Energy Group Inc. ................         63
                                                     --------
                                                        5,695
                                                     --------
            ELECTRICAL EQUIPMENT -- 0.2%
   2,200    AMETEK, Inc. .........................         61
   2,200    C&D Technologies, Inc. ...............         61
  14,200    Honeywell International Inc. .........        579
                                                     --------
                                                          701
                                                     --------
            FINANCE -- MISCELLANEOUS -- 0.1%
   4,800    AmeriCredit Corporation++.............        156
   1,100    Investment Technology Group, Inc.++...         56
                                                     --------
                                                          212
                                                     --------
            FOOD AND DRUG STORES -- 1.1%
   3,000    Casey's General Stores, Inc. .........         36
  15,700    CVS Corporation.......................        918
   2,500    Fleming Companies, Inc. ..............         64
  22,000    Safeway Inc.++........................      1,213
  35,600    Walgreen Company......................      1,453
     700    Whole Foods Market, Inc.++............         29
                                                     --------
                                                        3,713
                                                     --------
            FOOD PRODUCTS -- 1.2%
     500    American Italian Pasta Company++......         16
  16,300    Archer-Daniels-Midland Company........        214
   9,500    General Mills, Inc. ..................        409
   1,391    Hain Celestial Group, Inc.++..........         40
   6,500    Hershey Foods Corporation.............        451
   4,600    Hormel Foods Corporation..............         90
   2,000    IBP, Inc. ............................         33
   3,500    McCormick and Company, Inc. ..........        147
     700    Michael Foods, Inc. ..................         21
   2,600    Performance Food Group Company++......        137
   6,000    Quaker Oats Company...................        582
   4,900    Smithfield Foods, Inc.++..............        159
   2,800    Suiza Foods Corporation++.............        135
  37,100    SYSCO Corporation.....................        983
  14,600    Unilever NV, NY Shares................        768
                                                     --------
                                                        4,185
                                                     --------
            HEALTH SERVICES -- 0.9%
   1,350    Accredo Health, Inc.++................         44
   1,700    AmeriSource Health Corporation, Class
              A++.................................         83
   2,300    Cerner Corporation++..................         79
   4,100    Coventry Health Care, Inc.++..........         68
   1,100    Express Scripts Inc., Class A++.......         95
  21,500    HCA - The Healthcare Company..........        866
   1,300    IMPATH Inc.++.........................         60
   1,300    Invacare Corporation..................         51
   1,700    Lincare Holdings Inc.++...............         90
   3,300    Omnicare, Inc. .......................         71
   1,200    Oxford Health Plans, Inc.++...........         32
   2,700    PAREXEL International Corporation++...         34
   1,600    Pediatrix Medical Group, Inc.++.......         36
     600    Quest Diagnostics Inc.++..............         53
   3,600    Trigon Healthcare, Inc.++.............        185
  16,800    UnitedHealth Group Inc. ..............        997
   2,200    Universal Health Services, Inc., Class
              B++.................................        194

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            HEALTH SERVICES -- (CONTINUED)
   3,200    Waters Corporation++..................   $    149
     750    Wellpoint Health Networks Inc.++......         71
                                                     --------
                                                        3,258
                                                     --------
            HEAVY MACHINERY -- 0.4%
  13,500    Deere & Company.......................        491
   1,200    Flowserve Corporation++...............         27
   6,400    JLG Industries, Inc. .................         83
   3,300    Milacron Inc. ........................         60
  17,100    Parker-Hannifin Corporation...........        678
   2,300    Toro Company..........................        106
                                                     --------
                                                        1,445
                                                     --------
            HOUSEHOLD PRODUCTS -- 1.0%
  14,500    Avon Products, Inc. ..................        580
   2,200    Church & Dwight Company, Inc. ........         48
  12,500    Colgate-Palmolive Company.............        691
   7,800    Fortune Brands, Inc. .................        268
  29,200    Kimberly-Clark Corporation............      1,980
   1,000    Tupperware Corporation................         24
                                                     --------
                                                        3,591
                                                     --------
            HOUSING AND FURNISHING -- 0.2%
   3,000    Applica Inc.++........................         19
   4,390    D.R. Horton, Inc. ....................         93
   4,700    Furniture Brands International,
              Inc.++..............................        110
   2,300    Lennar Corporation....................         92
   2,610    M.D.C. Holdings, Inc. ................        103
     500    NVR, Inc.++...........................         82
   1,800    Pulte Corporation.....................         73
   1,400    Rent-A-Center, Inc.++.................         64
   2,000    Standard Pacific Corporation..........         42
   2,000    The Ryland Group, Inc. ...............         83
   1,800    Toll Brothers, Inc.++.................         69
                                                     --------
                                                          830
                                                     --------
            INSURANCE -- 2.4%
  38,900    Allstate Corporation..................      1,631
  40,300    American General Corporation..........      1,541
  27,850    American International Group, Inc. ...      2,243
   2,900    Everest Re Group, Ltd. ...............        193
   3,200    Fidelity National Financial, Inc. ....         86
   2,700    First American Financial
              Corporation.........................         70
  15,500    Hartford Financial Services Group,
              Inc. ...............................        915
  10,400    Lincoln National Corporation..........        442
  24,200    MetLife, Inc. ........................        727
   7,000    Old Republic International
              Corporation.........................        199
   2,700    PMI Group, Inc. ......................        175
   1,600    Radian Group Inc. ....................        108
   1,600    RenaissanceRe Holdings Ltd. ..........        112
                                                     --------
                                                        8,442
                                                     --------
            INTEGRATED OIL -- 3.5%
   2,800    AGL Resources Inc. ...................         61
  17,100    Apache Corporation....................        985
   1,300    Barrett Resources Corporation++.......         78
  22,300    Chevron Corporation...................      1,958
  22,900    Conoco Inc. ..........................        647
   5,200    Cross Timbers Oil Company.............        129
   2,100    EOG Resources, Inc. ..................         87
  77,907    Exxon Mobil Corporation...............      6,309

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            INTEGRATED OIL -- (CONTINUED)
   1,500    HS Resources, Inc.++..................   $     68
   2,500    Louis Dreyfus Natural Gas
              Corporation++.......................         93
   2,500    Noble Affiliates, Inc. ...............        104
   3,000    Pogo Producing Company................         89
   3,800    Pride International Inc.++............         90
   1,900    Swift Energy Company++................         61
  10,500    Texaco Inc. ..........................        697
   3,500    Ultramar Diamond Shamrock
              Corporation.........................        127
  23,975    USX-Marathon Group....................        646
   5,500    Vintage Petroleum, Inc. ..............        112
                                                     --------
                                                       12,341
                                                     --------
            INVESTMENT SERVICES -- 1.0%
   2,000    A.G. Edwards, Inc. ...................         74
   1,100    Corporate Executive Board Company++...         33
   6,400    E*TRADE Group, Inc.++.................         45
   1,800    Eaton Vance Corporation...............         56
   1,100    Jefferies Group, Inc. ................         32
   1,900    Legg Mason, Inc. .....................         80
  16,800    Lehman Brothers Holdings Inc. ........      1,053
  23,700    Merrill Lynch & Company, Inc. ........      1,313
  13,000    Morgan Stanley Dean Witter &
              Company.............................        696
     500    Neuberger Berman Inc. ................         31
   1,600    Raymond James Financial, Inc. ........         44
   1,700    Waddell & Reed Financial, Inc., Class
              A...................................         48
                                                     --------
                                                        3,505
                                                     --------
            LODGING AND RECREATION -- 0.5%
   1,600    Anchor Gaming++.......................         98
   3,500    Aztar Corporation++...................         37
   3,600    Callaway Golf Company.................         80
  23,000    Carnival Corporation..................        636
  18,500    Harley-Davidson, Inc. ................        702
   1,600    International Game Technology++.......         81
   2,200    Oakley, Inc.++........................         39
   8,900    Park Place Entertainment
              Corporation++.......................         91
   1,700    Polaris Industries Inc. ..............         77
                                                     --------
                                                        1,841
                                                     --------
            MEDICAL DEVICES AND SUPPLIES -- 2.2%
  22,500    Abbott Laboratories...................      1,062
   8,000    Baxter International Inc. ............        753
     700    Beckman Coulter, Inc. ................         27
  27,050    Biomet, Inc. .........................      1,066
     900    C.R. Bard, Inc. ......................         41
  18,100    Cardinal Health, Inc. ................      1,751
   1,600    Coherent, Inc.++......................         57
   2,500    Cooper Companies, Inc. ...............        118
     800    Datascope Corporation.................         29
   1,500    Diagnostic Products Corporation.......         78
   4,800    Edwards Lifesciences Corporation++....         94
   1,600    Hillenbrand Industries, Inc. .........         77
   2,500    IDEXX Laboratories, Inc.++............         55
  24,500    Johnson & Johnson.....................      2,143
   3,400    Mentor Corporation....................         77
   2,000    Patterson Dental Company++............         62
     900    PolyMedica Corporation++..............         20
   2,674    Priority Healthcare Corporation, Class
              B++.................................        101
   1,900    Respironics, Inc.++...................         58

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES --
              (CONTINUED)
   2,000    Techne Corporation++..................   $     52
   1,700    Varian Medical Systems, Inc.++........        103
                                                     --------
                                                        7,824
                                                     --------
            METALS AND MINING -- 0.4%
  24,900    Alcoa Inc. ...........................        895
  15,700    Barrick Gold Corporation..............        224
   2,500    Carpenter Technology Corporation......         70
   2,200    Massey Energy Company.................         53
   2,100    Reliance Steel & Aluminum Company.....         49
   4,500    Stillwater Mining Company++...........        122
   1,000    Texas Industries, Inc. ...............         29
                                                     --------
                                                        1,442
                                                     --------
            NATURAL GAS DISTRIBUTION -- 0.7%
  24,954    El Paso Corporation...................      1,629
   5,200    Energen Corporation...................        184
   8,400    Enron Corporation.....................        488
   1,800    Equitable Resources, Inc. ............        124
   2,250    KeySpan Corporation...................         86
   3,700    Northwest Natural Gas Company.........         89
                                                     --------
                                                        2,600
                                                     --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 1.8%
   1,900    Advanced Fibre Communications,
              Inc.++..............................         27
   1,400    Black Box Corporation++...............         62
   3,450    Cable Design Technologies
              Corporation++.......................         46
  18,400    Cabletron Systems, Inc.++.............        237
 104,800    Cisco Systems, Inc.++.................      1,658
   8,700    Comverse Technology, Inc.++...........        512
  12,800    Corning Inc. .........................        265
   7,500    DMC Stratex Networks, Inc.++..........         62
  22,285    JDS Uniphase Corporation++............        411
   1,800    Juniper Networks, Inc.++..............         68
   1,000    L-3 Communications Holdings, Inc.++...         79
  34,400    Nortel Networks Corporation...........        483
   2,700    Plantronics, Inc.++...................         48
   2,700    Polycom, Inc.++.......................         33
   1,900    Powerwave Technologies, Inc.++........         26
   1,500    Proxim, Inc.++........................         15
  21,100    QUALCOMM Inc.++.......................      1,196
  12,400    Scientific-Atlanta, Inc. .............        516
  13,600    Tellabs, Inc.++.......................        553
   2,300    ViaSat, Inc.++........................         35
                                                     --------
                                                        6,332
                                                     --------
            OILFIELD SERVICES -- 0.8%
  11,200    BJ Services Company++.................        798
  22,350    ENSCO International Inc. .............        782
   3,400    Helmerich & Payne, Inc. ..............        157
   5,300    Offshore Logistics, Inc.++............        132
   7,100    Schlumberger Ltd. ....................        409
   2,500    Smith International, Inc.++...........        176
   1,400    THQ Inc.++............................         53
   3,300    Veritas DGC Inc.++....................        105
   4,200    Weatherford International, Inc.++.....        207
                                                     --------
                                                        2,819
                                                     --------

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            PACKAGING AND CONTAINERS -- 0.1%
   1,300    AptarGroup, Inc. .....................   $     40
     500    Ball Corporation......................         23
   1,100    Bemis Company, Inc. ..................         36
     700    Libbey Inc. ..........................         21
   3,100    Sonoco Products Company...............         66
                                                     --------
                                                          186
                                                     --------
            PAPER AND FOREST PRODUCTS -- 0.3%
   5,700    Bowater Inc. .........................        270
   1,600    Georgia - Pacific Corporation (Timber
              Group)..............................         46
     600    Rayonier Inc. ........................         25
   1,600    Schweitzer-Mauduit International,
              Inc. ...............................         28
   4,100    United Stationers Inc.++..............         99
  13,800    Weyerhaeuser Company..................        701
                                                     --------
                                                        1,169
                                                     --------
            PHARMACEUTICALS -- 5.1%
  13,300    Allergan, Inc. .......................        986
   1,300    Alpharma Inc., Class A................         43
  11,300    Amgen Inc.++..........................        680
     500    Barr Laboratories, Inc.++.............         29
   4,300    Bergen Brunswig Corporation, Class
              A...................................         71
   7,500    Biogen, Inc.++........................        475
  49,900    Bristol-Myers Squibb Company..........      2,964
   1,000    Cephalon, Inc.++......................         48
   1,300    Chiron Corporation++..................         57
     600    COR Therapeutics, Inc.++..............         14
   7,300    Eli Lilly and Company.................        560
   9,700    Forest Laboratories, Inc.++...........        575
   2,700    Genzyme Corporation++.................        244
   1,200    Gilead Sciences, Inc.++...............         39
   4,100    IDEC Pharmaceuticals Corporation++....        164
   4,650    IVAX Corporation++....................        146
   1,600    Medicis Pharmaceutical Corporation,
              Class A++...........................         72
  51,200    Merck & Company, Inc. ................      3,886
   4,600    Millennium Pharmaceuticals, Inc.++....        140
     600    Noven Pharmaceuticals, Inc.++.........         17
 138,600    Pfizer Inc. ..........................      5,675
   1,700    Pharmaceutical Product Development,
              Inc.++..............................         72
  20,800    Pharmacia Corporation.................      1,048
   1,200    Protein Design Labs, Inc.++...........         53
     700    Regeneron Pharmaceuticals, Inc.++.....         16
     200    Sepracor Inc.++.......................          6
   1,400    Syncor International Corporation++....         45
     400    Vertex Pharmaceuticals Inc.++.........         15
                                                     --------
                                                       18,140
                                                     --------
            PUBLISHING AND ADVERTISING -- 0.5%
   4,700    Dun & Bradstreet Corporation++........        111
   1,400    Information Holdings Inc.++...........         30
   1,300    John H. Harland Company...............         24
  13,000    McGraw-Hill Companies, Inc. ..........        776
  12,400    New York Times Company, Class A.......        508
   2,850    Readers Digest Association, Inc.,
              Class A.............................         78
   3,600    Scholastic Corporation................        130

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            PUBLISHING AND
              ADVERTISING -- (CONTINUED)
   1,100    The Standard Register Company.........   $     18
     175    The Washington Post Company, Class
              B...................................        101
                                                     --------
                                                        1,776
                                                     --------
            RAILROADS, TRUCKING AND
              SHIPPING -- 0.4%
   4,500    Arkansas Best Corporation++...........         71
  27,500    Burlington Northern Santa Fe
              Corporation.........................        836
   3,000    C.H. Robinson Worldwide, Inc. ........         82
   1,600    CNF Inc. .............................         46
   1,400    EGL, Inc.++...........................         34
   1,700    Expeditors International of
              Washington, Inc. ...................         86
   1,400    GATX Corporation......................         59
   2,000    Heartland Express, Inc.++.............         51
   1,100    J.B. Hunt Transport Services,
              Inc.++..............................         17
   1,300    Landstar System, Inc.++...............         88
   2,300    Werner Enterprises, Inc. .............         39
   2,100    Yellow Corporation++..................         36
                                                     --------
                                                        1,445
                                                     --------
            RESTAURANTS -- 0.4%
   5,700    Brinker International, Inc.++.........        159
   3,400    Jack in the Box Inc.++................        102
   2,200    Panera Bread Company, Class A++.......         59
   2,600    RARE Hospitality International,
              Inc.++..............................         65
   5,200    Ruby Tuesday, Inc. ...................        102
  17,100    Starbucks Corporation++...............        725
   2,400    The Cheesecake Factory++..............         88
                                                     --------
                                                        1,300
                                                     --------
            SEMICONDUCTORS -- 2.7%
  19,400    Agilent Technologies, Inc.++..........        596
   3,600    Alliance Semiconductor
              Corporation++.......................         42
  14,100    Analog Devices, Inc.++................        511
  13,300    Applied Materials, Inc.++.............        579
   6,200    Applied Micro Circuits
              Corporation++.......................        102
   2,900    Arrow Electronics, Inc.++.............         66
   3,700    Atmel Corporation++...................         36
   1,100    Avnet, Inc. ..........................         23
   2,600    Axcelis Technologies, Inc.++..........         30
   1,300    AXT, Inc.++...........................         20
     800    Cree, Inc.++..........................         12
   1,400    Cypress Semiconductor Corporation++...         25
   1,200    Dallas Semiconductor Corporation......         31
   1,500    DSP Group, Inc.++.....................         23
   1,300    Dupont Photomasks, Inc.++.............         57
   2,800    Electro Scientific Industries,
              Inc.++..............................         79
   3,000    General Semiconductor, Inc.++.........         28
 119,750    Intel Corporation.....................      3,150
   1,400    Intergrated Device Technology,
              Inc.++..............................         41
   3,200    International Rectifier
              Corporation++.......................        130
   2,900    KEMET Corporation++...................         49
   7,000    KLA-Tencor Corporation++..............        276
   3,100    Lam Research Corporation++............         74
  15,100    Linear Technology Corporation.........        620
   7,500    Maxim Integrated Products, Inc.++.....        312
   1,300    Micrel, Inc.++........................         36
   1,300    MIPS Technologies, Inc.++.............         30
  10,000    Novellus Systems, Inc.++..............        406
   1,900    Nvidia Corporation++..................        123
   1,500    Park Electrochemical Corporation......         34

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
   3,600    PerkinElmer, Inc. ....................   $    189
   2,800    Photronics, Inc.++....................         69
   2,900    QLogic Corporation++..................         65
   2,700    Semtech Corporation++.................         79
   1,400    Silicon Valley Group, Inc.++..........         39
   2,200    Technitrol, Inc. .....................         55
  19,400    Texas Instruments Inc. ...............        601
   3,000    TranSwitch Corporation++..............         39
   2,900    TriQuint Semiconductor, Inc.++........         43
   2,200    Ultratech Stepper, Inc.++.............         54
   1,700    Varian Semiconductor Equipment
              Associates, Inc.++..................         54
   4,350    Vishay Intertechnology, Inc.++........         87
   3,200    Vitesse Semiconductor Corporation++...         76
  11,900    Xilinx, Inc.++........................        418
                                                     --------
                                                        9,409
                                                     --------
            SOFTWARE -- 2.6%
   7,000    Adobe Systems Inc. ...................        245
     500    Affiliated Computer Services, Inc.,
              Class A++...........................         32
     800    Ariba, Inc.++.........................          6
   1,700    Aspen Technology, Inc.++..............         41
   7,100    Autodesk, Inc. .......................        217
   2,500    Avid Technology, Inc.++...............         33
   1,750    BARRA, Inc.++.........................         95
   6,700    BMC Software, Inc.++..................        144
   7,200    Cadence Design Systems, Inc.++........        133
   1,300    Checkfree Corporation++...............         38
   3,700    DST Systems, Inc.++...................        178
   1,200    Electronic Arts Inc.++................         65
   2,000    FileNET Corporation++.................         31
     900    HNC Software Inc.++...................         16
   4,100    Intuit Inc.++.........................        114
   1,300    Macrovision Corporation++.............         57
     400    Manhattan Associates, Inc. ...........          6
     600    Manugistics Group, Inc.++.............         11
   4,000    Mentor Graphics Corporation++.........         83
   3,100    Mercury Interactive Corporation++.....        130
  87,100    Microsoft Corporation++...............      4,763
  89,300    Oracle Corporation++..................      1,338
   8,700    Peoplesoft, Inc.++....................        204
   4,600    Rational Software Corporation++.......         82
     800    Reynolds & Reynolds Company, Class
              A...................................         15
   3,150    RSA Security Inc.++...................         78
   8,900    Siebel Systems, Inc.++................        242
   4,400    Sybase, Inc.++........................         68
   2,250    Symantec Corporation++................         94
   2,300    The BISYS Group, Inc.++...............        123
   9,500    VERITAS Software Corporation++........        439
   2,100    Verity, Inc.++........................         48
                                                     --------
                                                        9,169
                                                     --------
            SPECIALTY STORES -- 0.8%
   2,850    American Eagle Outfitters, Inc.++.....         82
  24,300    Bed Bath & Beyond Inc.++..............        597
   6,600    Best Buy Company, Inc.++..............        237
   3,500    BJ's Wholesale Club, Inc.++...........        167
   1,900    Burlington Coat Factory Warehouse
              Corporation.........................         37

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
   2,800    CDW Computer Centers, Inc.++..........   $     87
   1,500    Chico's FAS, Inc.++...................         49
   2,300    Dress Barn, Inc.++....................         54
   2,300    Family Dollar Stores, Inc. ...........         59
   1,900    Footstar, Inc.++......................         76
   2,800    Gymboree Corporation++................         28
  14,450    Home Depot, Inc. .....................        624
   2,200    Insight Enterprises, Inc.++...........         46
   1,700    Linens 'N Things, Inc.++..............         47
   1,600    Pacific Sunwear of California,
              Inc.++..............................         44
   2,000    Payless ShoeSource, Inc.++............        125
   9,500    Pier 1 Imports, Inc. .................        124
   4,900    Ross Stores, Inc. ....................         92
   2,600    Stein Mart Inc.++.....................         28
   3,500    Talbots, Inc. ........................        149
   1,300    Wet Seal, Inc., Class A++.............         33
                                                     --------
                                                        2,785
                                                     --------
            TELECOMMUNICATIONS SERVICES -- 3.3%
  13,200    Avaya Inc.++..........................        172
  34,250    BellSouth Corporation.................      1,402
   2,900    Broadwing Inc.++......................         56
   1,100    Newport Corporation...................         32
  15,400    Nextel Communications, Inc., Class
              A++.................................        221
   4,200    Pac-West Telecomm, Inc.++.............         15
  60,700    Qwest Communications International
              Inc.++..............................      2,128
  59,866    SBC Communications Inc. ..............      2,671
   1,700    Telephone and Data Systems, Inc. .....        159
  59,939    Verizon Communications Inc. ..........      2,954
  91,286    WorldCom, Inc.++......................      1,706
                                                     --------
                                                       11,516
                                                     --------
            TOBACCO -- 0.7%
   2,100    DiMon Inc. ...........................         16
  45,100    Philip Morris Companies Inc. .........      2,140
   2,200    R.J. Reynolds Tobacco Holdings,
              Inc. ...............................        123
     600    Universal Corporation.................         24
                                                     --------
                                                        2,303
                                                     --------
            UTILITIES -- MISCELLANEOUS -- 0.0%+
   1,850    Philadelphia Suburban Corporation.....         44
                                                     --------
            TOTAL COMMON STOCKS
            (Cost $192,535).......................    211,872
                                                     --------
PRINCIPAL
 AMOUNT
 (000)
---------
            CORPORATE BONDS AND NOTES -- 15.8%
            AEROSPACE AND DEFENSE -- 0.2%
 $   708    Raytheon Company, Class B,
              6.750% 08/15/07.....................        702
                                                     --------
            AIRLINES -- 0.0%+
     130    Air Canada,
              10.250% 03/15/11(+).................        126
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            AUTOMOTIVE -- 0.9%
 $ 1,200    Delphi Automotive Systems Corporation,
              6.125% 05/01/04.....................   $  1,195
     800    Ford Motor Credit Company,
              7.600% 08/01/05.....................        845
   1,060    General Motors Acceptance Corporation,
              6.150% 04/05/07.....................      1,034
     170    Universal Compression Inc., Class A,
              9.276%*** 02/15/08..................        147
                                                     --------
                                                        3,221
                                                     --------
            BROADCASTING AND CABLE -- 1.2%
     798    British Sky Broadcasting Group plc,
              6.875% 02/23/09.....................        743
   1,750    Clear Channel Communications, Inc.,
              7.875% 06/15/05.....................      1,856
     400    Comcast Cable Communications,
              6.750% 01/30/11.....................        401
     350    Cox Radio, Inc., Class A,
              6.625% 02/15/06.....................        354
     310    Insight Communications Company, Inc.,
              12.530%*** 02/15/11(+)..............        170
            Jones International Networks, Ltd.,
     175      Class A,
              11.750% 07/01/05....................
                                                          160
     330    Spanish Broadcasting Systems, Inc.,
              Class A,
              9.625% 11/01/09.....................        295
                                                     --------
                                                        3,979
                                                     --------
            BUILDING MATERIALS -- 0.1%
     160    Hercules Inc.,
              11.125% 11/15/07(+).................        162
     130    Nortek, Inc.,
              9.875% 03/01/04.....................        126
                                                     --------
                                                          288
                                                     --------
            CHEMICALS -- BASIC -- 0.0%+
     175    IMC Global Inc.,
              7.400% 11/01/02.....................        172
                                                     --------
            CHEMICALS -- SPECIALTY -- 0.4%
   1,500    Praxair, Inc.,
              6.750% 03/01/03++...................      1,536
                                                     --------
            COMMERCIAL BANKING -- 0.9%
     900    Citigroup Inc.,
              6.750% 12/01/05.....................        937
     800    First Union Corporation,
              7.550% 08/18/05++...................        848
   1,425    J.P. Morgan Chase & Company,
              5.750% 04/15/04.....................      1,439
                                                     --------
                                                        3,224
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.3%
 $   175    Allied Waste North America, Inc.,
              8.875% 04/01/08(+)..................   $    179
     700    Panamerican Beverages,
              7.250% 07/01/09.....................        638
     260    Xerox Capital Trust I, Gtd. Notes,
              8.000% 02/01/27.....................         73
                                                     --------
                                                          890
                                                     --------
            COMPUTER SERVICES -- 0.3%
   1,110    Comdisco, Inc.,
              9.500% 08/15/03++...................        910
                                                     --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.4%
   1,300    Compaq Computer Corporation,
              7.450% 08/01/02++...................      1,313
     175    Seagate Technology International,
              12.500% 11/15/07(+).................        174
                                                     --------
                                                        1,487
                                                     --------
            CONGLOMERATES -- 0.5%
   1,000    Tyco International Group SA,
              7.000% 06/15/28.....................        946
   1,000    Waste Management, Inc.,
              7.000% 07/15/28.....................        873
                                                     --------
                                                        1,819
                                                     --------
            CONSUMER SERVICES -- 0.1%
     350    The Dow Chemical Company,
              6.125% 02/01/11.....................        347
                                                     --------
            DIVERSIFIED MANUFACTURING -- 0.1%
     100    Doane Pet Care Company,
              9.750% 05/15/07.....................         80
     240    Scotts Company, Class A,
              8.625% 01/15/09.....................        242
                                                     --------
                                                          322
                                                     --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.5%
     315    AES Corporation,
              8.750% 12/15/02.....................        320
     115    AES Corporation,
              8.875% 02/15/11.....................        118
   1,300    Consumers Energy Company,
              6.200% 05/01/03.....................      1,297
     135    SCANA Corporation,
              6.050% 01/13/03.....................        136
                                                     --------
                                                        1,871
                                                     --------
            ENERGY -- MISCELLANEOUS -- 0.3%
     160    Calpine Corporation,
              8.500% 02/15/11.....................        163
     525    Nisource Finance Corporation,
              7.500% 11/15/03(+)++................        547
     350    Progress Energy, Inc.,
              7.100% 03/01/11.....................        360
                                                     --------
                                                        1,070
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 2.2%
 $ 1,725    Capital One Bank,
              8.250% 06/15/05++...................   $  1,768
     231    Case Credit Corporation,
              6.125% 02/15/03.....................        186
            Caterpillar Financial Services
   1,800      Corporation,
              6.875% 08/01/04++...................
                                                        1,875
     700    CIT Group Inc.,
              6.500% 02/07/06.....................        712
     425    Crown Cork & Seal Financial plc,
              6.750% 12/15/03++...................        281
   1,000    General Electric Capital Corporation,
              6.800% 11/01/05.....................      1,056
     750    Lehman Brothers Holdings,
              7.750% 01/15/05.....................        791
     800    Washington Mutual, Inc.,
              7.500% 08/15/06.....................        845
                                                     --------
                                                        7,514
                                                     --------
            FOOD AND DRUG STORES -- 0.9%
     750    Fred Meyer, Inc.,
              7.450% 03/01/08.....................        783
      70    Marsh Supermarkets, Inc.,
              8.875% 08/01/07.....................         67
   1,500    Nabisco Inc.,
              6.125% 02/01/33.....................      1,514
     750    Safeway Inc.,
              6.150% 03/01/06.....................        756
                                                     --------
                                                        3,120
                                                     --------
            FOOD PRODUCTS -- 0.4%
     230    Fleming Companies, Inc.,
              10.500% 12/01/04....................        232
   1,000    Unilever Capital Corporation,
              7.125% 11/01/10.....................      1,062
                                                     --------
                                                        1,294
                                                     --------
            HEALTH SERVICES -- 0.3%
     700    American Home Products,
              6.250% 03/15/06(+)..................        704
     215    HCA - The Healthcare Company,
              8.750% 09/01/10.....................        230
                                                     --------
                                                          934
                                                     --------
            HEAVY MACHINERY -- 0.4%
   1,500    Thermo Electron Corporation,
              7.625% 10/30/08++...................      1,510
                                                     --------
            HOUSING AND FURNISHING -- 0.2%
     725    Hanson Overseas B.V.,
              7.375% 01/15/03++...................        742
                                                     --------
            INSURANCE -- 0.5%
   1,675    American General Finance Corporation,
              7.450% 01/15/05++...................      1,773
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INVESTMENT SERVICES -- 0.9%
 $   750    Bear Stearns Companies, Inc.,
              7.800% 08/15/07++...................        800
   1,500    MCN Investment Corporation,
              6.890% 01/16/02.....................      1,516
     750    Principal Life Global Funding,
              6.125% 03/01/06(+)..................        762
                                                     --------
                                                        3,078
                                                     --------
            NATURAL GAS PIPELINES -- 0.4%
     725    KN Energy, Inc.,
              6.650% 03/01/05.....................        737
     800    Williams Companies, Inc.,
              6.500% 08/01/06.....................        804
                                                     --------
                                                        1,541
                                                     --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.0%@
     170    SBA Communications Corporation,
              10.250% 02/01/09(+).................        159
                                                     --------
            OIL REFINING AND MARKETING -- 1.0%
     150    Chesapeake Energy Corporation,
              9.625% 05/01/05.....................        162
     750    Occidental Petroleum Corporation, Sr.
              Notes,
              7.650% 02/15/06.....................        799
     105    Ocean Energy, Inc.,
              8.375% 07/01/08.....................        111
     800    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03.....................        804
     700    Union Oil Company of California,
              7.500% 02/15/29.....................        718
     750    USX Corporation,
              6.650% 02/01/06.....................        757
                                                     --------
                                                        3,351
                                                     --------
            OILFIELD SERVICES -- 0.0%@
     125    Compagnie Generale de Geophysique SA,
              10.625% 11/15/07(+).................        133
                                                     --------
            PACKAGING AND CONTAINERS -- 0.0%@
      70    Container Corporation of America,
              9.750% 04/01/03.....................         71
                                                     --------
            PAPER AND FOREST PRODUCTS -- 0.1%
     490    Abitibi-Consolidated Inc.,
              8.550% 08/01/10.....................        521
                                                     --------
            PHARMACEUTICALS -- 0.4%
   1,500    Pharmacia Corporation,
              6.600% 12/01/28.....................      1,457
                                                     --------
            PUBLISHING AND ADVERTISING -- 0.0%@
      70    Advanstar Communications Inc.,
              12.000% 02/15/11(+).................         71
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 0.0%@
 $   171    Meristar Hospitality Corporation,
              9.000% 01/15/08(+)..................        173
                                                     --------
            TELECOMMUNICATIONS SERVICES -- 1.8%
     175    American Cellular Corporation,
              9.500% 10/15/09(+)..................        169
     750    AT&T Wireless Group,
              7.350% 03/01/06(+)..................        756
     750    France Telecom,
              7.200% 03/01/06(+)..................        762
     250    Global Crossing Holdings Ltd.,
              9.125% 11/15/06.....................        236
     165    ITC Deltacom, Inc.,
              11.000% 06/01/07....................        137
     260    McLeodUSA Inc., Class A,
              11.375% 01/01/09....................        256
            Metromedia Fiber Network, Inc., Class
     205      A,
              10.000% 12/15/09....................
                                                          168
     205    Nextel Communications, Inc., Class A,
              9.500% 02/01/11(+)..................        174
     750    Qwest Capital Funding Inc.,
              7.750% 08/15/06(+)..................        795
     500    Sprint Capital Corporation,
              7.125% 01/30/06.....................        504
      75    Sprint Capital Corporation,
              6.875% 11/15/28.....................         64
     100    Tritel PCS Inc.,
              10.375% 01/15/11(+).................         96
     750    Verizon Global Funding Corporation,
              7.250% 12/01/10(+)..................        785
     750    Vodafone Group plc,
              7.750% 02/15/10.....................        808
     175    XO Communications Inc., Class A,
              10.750% 06/01/09....................        105
                                                     --------
                                                        5,815
                                                     --------
            TOBACCO -- 0.1%
     350    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03.....................        346
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
            (Cost $54,775)........................     55,567
                                                     --------
            FOREIGN BONDS AND NOTES -- 1.2%
   2,275    AT&T Canada Inc.,
              (0.00)% due 06/15/08
              9.95% beginning 06/01/03............      1,952
   1,000    Banco Latinoamericano de
              Exportaciones, SA, Class E,
              7.200% 05/28/02(+)++................      1,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
 $   145    Kimberly-Clark de Mexico, SA de CV,
              Class A,(+)
              8.875% 08/01/09.....................        154
   1,238    Pemex Finance Ltd.,
              5.720% 11/15/03.....................      1,243
                                                     --------
            TOTAL FOREIGN BONDS AND NOTES
            (Cost $4,340).........................      4,349
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 20.7%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 8.1%
            Commercial Mortgage Acceptance
     750      Corporation, Series 1999-C1, Class
              A2,
              7.030% 05/15/09++...................
                                                          785
   1,054    Criimi Mae CMBS Corporation, Series
              1998-1, Class A1,
              5.697% 10/20/01(+)++................       1057
            CS First Boston Mortgage Securities
   1,880      Corporation, Series 1998-C1, Class
              A1B,
              6.480% 05/17/08++...................
                                                        1,911
   2,600    DLJ Commercial Mortgage Corporation,
              Series 1999-CG1, Class A1B,
              6.460% 01/10/09++...................      2,639
   1,000    DLJ Commercial Mortgage Corporation,
              Series 2000-CF1, Class A1B,
              7.620% 05/10/10.....................      1,075
   2,300    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09++...................      2,454
            GE Capital Commercial Mortgage
   2,500      Corporation, Series 2000-1, Class
              A2,
              6.496% 12/15/10++...................
                                                        2,523
   2,600    GMAC Commercial Mortgage Securities
              Inc., Series 1999-C2, Class A2,
              6.945% 09/15/33++...................      2,708
   1,000    JP Morgan Chase Commercial Mortgage
              Securities Corporation, Series
              2001-CIBC, Class A3,
              6.260% 03/15/33.....................        995
            JP Morgan Commercial Mortgage Finance
   6,438      Corporation, Series 1997-C4, Class
              X,
              1.248%** 12/26/28...................
                                                          335
   2,050    Nomura Asset Securities Corporation,
              Series 1998-D6, Class A1B,
              6.590% 03/17/28++...................      2,103
   2,000    PNC Mortgage Acceptance Corporation,
              Series 1999-CM1, Class A1B,
              7.330% 10/10/09++...................      2,125
   2,715    Prudential Securities Secured
              Financing Corporation, Series
              1999-NRF1, Class A2,
              6.480% 01/15/09++...................      2,756
   1,715    Salomon Brothers Mortgage Securities,
              Series 2000-C1, Class A2,
              7.520% 12/18/09++...................      1,837

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
 $ 1,600    Salomon Brothers Mortgage Securities,
              Series 2000-C2, Class A2,
              7.455% 04/18/10++...................      1,709
     139    Salomon Brothers Mortgage Securities,
              Series 2000-NL1, Class A1,
              6.601% 04/15/08(+)++................        142
  40,643    Vendee Mortgage Trust, Series 1998-1,
              Class 2, Interest only,
              .453%** 09/15/27++..................        688
  44,025    Vendee Mortgage Trust, Series 1998-3,
              Class 1, Interest only,
              .312%** 03/15/29++..................        538
                                                     --------
                                                       28,380
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 0.0%@
      59    8.000% 01/01/04.......................         60
       2    10.500% 04/01/19......................          2
                                                     --------
                                                           62
                                                     --------
            FEDERAL HOUSING AUTHORITY (FHA)
              CERTIFICATES -- 0.6%
     691    7.000% 01/15/27 - 01/01/40............        701
     592    6.750% 01/01/40.......................        591
     287    6.850% 02/01/40.......................        286
     640    6.530% 02/28/41.......................        622
                                                     --------
                                                        2,200
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 5.8%
     118    6.500% 01/01/06.......................        118
     347    7.500% 10/01/11.......................        358
     402    10.000% 09/01/18......................        442
     175    6.000% 09/01/28(b)....................        171
  12,400    6.500% 02/01/31(b)....................     12,338
   6,270    8.000% 04/01/31(b)....................      6,464
     410    8.177%** 08/01/36++...................        420
                                                     --------
                                                       20,311
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 5.7%
     723    6.750% 09/15/01.......................        724
      14    10.000% 02/15/16......................         16
     751    9.000% 10/15/19 - 01/15/20++..........        800
  11,327    8.000% 07/15/27 - 12/15/30++..........     11,695
     176    7.000% 11/15/27++.....................        179
   6,011    6.500% 01/15/31++.....................      6,015
      79    6.750% 06/01/39(b)(c).................         79
     304    6.550% 03/15/40.......................        302
     410    6.600% 01/15/41++.....................        407
                                                     --------
                                                       20,217
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION II (GNMA)
              CERTIFICATES -- 0.5%
 $   492    6.650% 01/15/34++.....................        502
   1,190    7.375% 10/15/34++.....................      1,230
                                                     --------
                                                        1,732
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $71,782)........................     72,902
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 1.0%
            U.S. TREASURY STRIPS -- 1.0%
   2,675    Interest only,
              5.077%*** 02/15/10..................      1,714
     850    Principal only,
              5.883%*** 11/15/21..................        257
   7,400    Principal only,
              5.789%*** 11/15/27..................      1,620
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $3,575).........................      3,591
                                                     --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 3.0%
            (Cost $10,699)
  10,699    Nations Cash Reserves#................     10,699
                                                     --------
            TOTAL INVESTMENTS
            (Cost $339,239*)...............  102.5%  $360,512
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (2.5)%
            Cash..................................   $  1,024
            Receivable for investment securities
              sold................................     27,650
            Receivable for Fund shares sold.......        345
            Dividends receivable..................        177
            Interest receivable...................      1,478
            Variation margin/due to broker........        (27)
            Payable for Fund shares redeemed......       (423)
            Investment advisory fee payable.......       (199)
            Administration fee payable............        (71)
            Shareholder servicing and distribution
              fees payable........................       (144)
            Payable for investment securities
              purchased...........................    (38,429)
            Accrued Trustees' fees and expenses...        (21)
            Accrued expenses and other
              liabilities.........................       (228)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................     (8,868)
                                                     --------
            NET ASSETS.....................  100.0%  $351,644
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $    233
            Accumulated net realized loss on
              investments sold and futures
              contracts...........................     (5,528)
            Net unrealized appreciation of
              investments and futures contracts...     21,123
            Paid-in capital.......................    335,816
                                                     --------
            NET ASSETS............................   $351,644
                                                     ========


                                                      VALUE
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($12,847,045 / 632,236 shares
              outstanding)........................     $20.32
                                                       ======
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($231,519,426 / 11,396,277
              shares outstanding).................     $20.32
                                                       ======
            Maximum sales charge..................      5.75%
            Maximum offering price per share......     $21.55
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($104,745,330 / 5,180,719
              shares outstanding).................     $20.22
                                                       ======
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($2,531,864 / 125,073 shares
              outstanding)........................     $20.24
                                                       ======

---------------

  * Federal Income Tax Information: Net unrealized appreciation of $20,492 on investment securities was comprised of gross appreciation of $39,091 and gross depreciation of $18,599 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $340,020.

 ** Variable rate security. The interest rate shown reflects the rate in effect at March 31, 2001.

 *** Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2001.

  (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(++) Non-income producing security.

  + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 ++ All or a portion of security segregated as collateral for futures contracts and TBA.

 (b) TBA -- Securities purchased on a forward commitment basis.

 (c) Construction loan security. Security was issued on a when-issued basis.

@ Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS
Nations Equity Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 85.4%
          AEROSPACE AND DEFENSE -- 3.3%
 85,000   B.F. Goodrich Company.................   $  3,261
104,000   General Dynamics Corporation..........      6,525
 80,000   Rockwell International Corporation....      2,908
                                                   --------
                                                     12,694
                                                   --------
          BEVERAGES -- 1.3%
112,000   Anheuser-Busch Companies, Inc. .......      5,144
                                                   --------
          BROADCASTING AND CABLE -- 2.5%
114,000   Comcast Corporation, Class A++........      4,781
116,000   Viacom Inc., Class B++................      5,100
                                                   --------
                                                      9,881
                                                   --------
          CHEMICALS -- BASIC -- 1.2%
110,000   E.I. duPont de Nemours and Company....      4,477
                                                   --------
          COMMERCIAL BANKING -- 7.5%
240,000   Citigroup Inc. .......................     10,794
134,000   J.P. Morgan Chase & Company...........      6,017
170,000   SouthTrust Corporation................      7,778
 88,000   Washington Mutual, Inc................      4,818
                                                   --------
                                                     29,407
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 3.4%
140,000   EMC Corporation++.....................      4,116
 94,000   International Business Machines
            Corporation.........................      9,041
                                                   --------
                                                     13,157
                                                   --------
          CONSUMER CREDIT AND MORTGAGES -- 4.4%
 50,000   American Express Company..............      2,065
 78,000   Fannie Mae............................      6,209
138,000   Freddie Mac...........................      8,946
                                                   --------
                                                     17,220
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 2.9%
221,000   Wal-Mart Stores, Inc..................     11,161
                                                   --------
          DIVERSIFIED MANUFACTURING -- 3.6%
330,000   General Electric Company..............     13,814
                                                   --------
          ELECTRIC POWER -- NON NUCLEAR -- 1.6%
209,000   TECO Energy, Inc......................      6,262
                                                   --------
          ELECTRIC POWER -- NUCLEAR -- 3.7%
107,000   Dominion Resources, Inc...............      6,898
124,000   FPL Group, Inc........................      7,601
                                                   --------
                                                     14,499
                                                   --------
          ELECTRICAL EQUIPMENT -- 0.7%
 76,000   Cooper Industries, Inc................      2,542
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          EXPLORATION AND PRODUCTION -- 2.9%
 65,000   Anadarko Petroleum Corporation........   $  4,081
 64,000   Devon Energy Corporation(a)...........      3,725
100,000   Unocal Corporation....................      3,457
                                                   --------
                                                     11,263
                                                   --------
          FOOD PRODUCTS -- 0.8%
164,000   ConAgra Foods, Inc. ..................      2,991
                                                   --------
          HEAVY MACHINERY -- 1.0%
 66,000   Illinois Tool Works Inc. .............      3,751
                                                   --------
          HOUSEHOLD PRODUCTS -- 1.9%
217,000   Fortune Brands, Inc. .................      7,465
                                                   --------
          INSURANCE -- 4.2%
 81,000   American International Group, Inc. ...      6,521
 34,000   CIGNA Corporation.....................      3,650
 47,000   Jefferson-Pilot Corporation...........      3,191
 67,000   The St. Paul Companies, Inc. .........      2,951
                                                   --------
                                                     16,313
                                                   --------
          INTEGRATED OIL -- 6.0%
110,000   Chevron Corporation...................      9,658
167,000   Exxon Mobil Corporation...............     13,527
                                                   --------
                                                     23,185
                                                   --------
          INVESTMENT SERVICES -- 0.7%
 64,000   Alliance Capital Management Holding
            LP..................................      2,637
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 1.4%
 62,000   Johnson & Johnson.....................      5,423
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 1.7%
335,000   Cisco Systems, Inc.++.................      5,297
104,000   Nortel Networks Corporation...........      1,461
                                                   --------
                                                      6,758
                                                   --------
          OILFIELD SERVICES -- 1.0%
 69,000   Schlumberger Ltd. ....................      3,975
                                                   --------
          PHARMACEUTICALS -- 5.6%
106,000   Merck & Company, Inc. ................      8,045
190,000   Pfizer Inc. ..........................      7,781
165,000   Schering-Plough Corporation...........      6,027
                                                   --------
                                                     21,853
                                                   --------
          RAILROADS, TRUCKING AND
            SHIPPING -- 1.6%
100,000   CSX Corporation.......................      3,370
 53,000   United Parcel Service, Inc., Class
            B...................................      3,016
                                                   --------
                                                      6,386
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS
            (REITS) -- 4.5%
 74,000   Avalonbay Communities, Inc. ..........   $  3,390
 83,000   Boston Properties, Inc. ..............      3,191
114,000   Equity Office Properties Trust........      3,192
 63,000   Equity Residential Properties Trust...      3,278
168,000   Simon Property Group, Inc. ...........      4,301
                                                   --------
                                                     17,352
                                                   --------
          SEMICONDUCTORS -- 2.6%
132,000   Analog Devices, Inc.++................      4,784
126,000   Linear Technology Corporation.........      5,174
                                                   --------
                                                      9,958
                                                   --------
          SOFTWARE -- 5.1%
 20,000   Affiliated Computer Services, Inc.,
            Class A++...........................      1,298
253,000   Microsoft Corporation++...............     13,836
300,000   Oracle Corporation++..................      4,494
                                                   --------
                                                     19,628
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 3.9%
160,000   Sprint Corporation (FON Group)........      3,518
234,000   Verizon Communications Inc. ..........     11,537
                                                   --------
                                                     15,055
                                                   --------
          TOBACCO -- 3.4%
280,000   Philip Morris Companies Inc. .........     13,286
                                                   --------
          UTILITIES -- MISCELLANEOUS -- 1.0%
116,000   American Water Works Company, Inc. ...      3,741
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $313,868).......................    331,278
                                                   --------
PRINCIPAL
 AMOUNT
  (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 3.6%
            APPAREL AND TEXTILES -- 0.3%
 $ 1,215    Reebok International Ltd., 4.250%
              03/01/21(+)(a)......................      1,195
                                                     --------
            BEVERAGES -- 0.7%
   3,000    Convertibles Ltd., 2.000%
              10/15/07(+).........................      2,869
                                                     --------
            BROADCASTING AND CABLE -- 1.1%
   4,200    AT&T Corporation -- Liberty Media
              Group, 3.250% 03/15/31(+)...........      4,069
                                                     --------
            OILFIELD SERVICES -- 0.6%
   2,750    Loews Corporation, 3.125% 09/15/07....      2,506
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.6%
$  2,890    Interpublic Group of Companies, Inc.,
              1.870% 06/01/06(a)..................   $  2,460
                                                     --------
            SEMICONDUCTORS -- 0.3%
     950    Texas Instruments, 4.250% 02/15/07....      1,050
                                                     --------
            TOTAL CONVERTIBLE BONDS AND NOTES
            (Cost $14,634)........................     14,149
                                                     --------

 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 3.9%
            ELECTRIC POWER -- NON NUCLEAR -- 3.0%
 195,000    Duke Energy Corporation...............      5,314
 184,500    NRG Energy, Inc.(a)...................      6,088
                                                     --------
                                                       11,402
                                                     --------
            NATURAL GAS DISTRIBUTION -- 0.9%
  80,000    Coastal Corporation...................      3,584
                                                     --------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $13,703)........................     14,986
                                                     --------

 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 10.4%
  21,965    Nations Cash Reserves#................     21,965
   1,152    Nations Convertible Securities
              Fund##..............................     18,495
                                                     --------
            TOTAL INVESTMENT COMPANIES
            (Cost $42,078)........................     40,460
                                                     --------
            TOTAL INVESTMENTS
            (Cost $384,283*)...............  103.3%   400,873
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (3.3)%
            Receivable for investment securities
              sold................................   $  1,030
            Receivable for Fund shares sold.......      4,637
            Dividends receivable..................        643
            Interest receivable...................        167
            Collateral on securities loaned.......     (8,146)
            Payable for Fund shares redeemed......     (1,758)
            Investment advisory fee payable.......       (185)
            Administration fee payable............        (78)
            Shareholder servicing and distribution
              fees payable........................        (45)
            Payable for investment securities
              purchased...........................     (9,086)
            Accrued Directors' fees and
              expenses............................        (24)
            Accrued expenses and other
              liabilities.........................        (84)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................    (12,929)
                                                     --------
            NET ASSETS.....................  100.0%  $387,944
                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS
Nations Equity Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                      VALUE
                                                      (000)
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold....................   $ (5,852)
            Net unrealized appreciation of
              investments.........................     16,590
            Paid-in capital.......................    377,206
                                                     --------
            NET ASSETS............................   $387,944
                                                     ========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($321,026,086 / 36,725,644 shares
              outstanding)........................      $8.74
                                                        =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($21,474,909 / 2,463,503
              shares outstanding).................      $8.72
                                                        =====
            Maximum sales charge..................      5.75%
            Maximum offering price per share......      $9.25
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($42,723,371 / 4,909,082
              shares outstanding).................      $8.70
                                                        =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($2,719,158 / 308,291 shares
              outstanding)........................      $8.82
                                                        =====

---------------

  * Federal Income Tax Information: Net unrealized appreciation of $14,737 on investment securities was comprised of gross appreciation of $52,149 and gross depreciation of $37,412 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $386,136.
(+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++  Non-income producing security.
  + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(a)  All or a portion of security was on loan at March 31, 2001.
     The aggregate cost and market value of securities on loan at March 31, 2001 is $7,440 and $8,061, respectively.
  #  Money market mutual fund registered under the Investment
     Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $8,146.
 ## Mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 98.7%
            AEROSPACE AND DEFENSE -- 5.3%
  451,000   B.F. Goodrich Company..............   $   17,305
  575,000   General Dynamics Corporation.......       36,075
                                                  ----------
                                                      53,380
                                                  ----------
            AUTOMOTIVE -- 0.9%
  138,000   Johnson Controls, Inc. ............        8,619
                                                  ----------
            BEVERAGES -- 0.6%
  104,200   Brown-Forman Corporation, Class
              B................................        6,455
                                                  ----------
            BROADCASTING AND CABLE -- 2.7%
  444,000   Comcast Corporation, Class A++.....       18,620
  197,000   Viacom Inc., Class B++.............        8,662
                                                  ----------
                                                      27,282
                                                  ----------
            CHEMICALS -- BASIC -- 1.6%
  409,000   E.I. duPont de Nemours and
              Company..........................       16,646
                                                  ----------
            COMMERCIAL BANKING -- 8.5%
  392,000   Citigroup Inc. ....................       17,632
  403,000   J.P. Morgan Chase & Company........       18,095
  727,000   SouthTrust Corporation.............       33,261
  311,000   Washington Mutual, Inc. ...........       17,027
                                                  ----------
                                                      86,015
                                                  ----------
            COMPUTER SERVICES -- 2.5%
  133,000   Electronic Data Systems
              Corporation......................        7,429
  304,000   First Data Corporation.............       18,152
                                                  ----------
                                                      25,581
                                                  ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.9%
  210,000   Eastman Kodak Company(a)...........        8,377
  200,000   Hewlett-Packard Company............        6,254
  152,000   International Business Machines
              Corporation......................       14,619
                                                  ----------
                                                      29,250
                                                  ----------
            CONGLOMERATES -- 1.8%
  251,000   United Technologies Corporation....       18,398
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 7.3%
  456,000   American Express Company...........       18,833
  227,000   Fannie Mae.........................       18,069
  311,000   Freddie Mac........................       20,163
  514,000   MBNA Corporation...................       17,013
                                                  ----------
                                                      74,078
                                                  ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.7%
  239,000   May Department Stores Company......        8,480
  242,000   Sears, Roebuck and Company(a)......        8,535
                                                  ----------
                                                      17,015
                                                  ----------
            ELECTRIC POWER -- NUCLEAR -- 7.1%
  563,000   Dominion Resources, Inc. ..........       36,296
  586,000   FPL Group, Inc. ...................       35,922
                                                  ----------
                                                      72,218
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 1.8%
  443,000   Honeywell International Inc. ......   $   18,074
                                                  ----------
            EXPLORATION AND PRODUCTION -- 1.8%
  293,000   Anadarko Petroleum Corporation.....       18,395
                                                  ----------
            FOOD AND DRUG STORES -- 1.0%
  320,000   Albertson's, Inc. .................       10,182
                                                  ----------
            HEALTH SERVICES -- 2.1%
  475,000   Tenet Healthcare Corporation++.....       20,900
                                                  ----------
            HOUSEHOLD PRODUCTS -- 3.4%
  498,000   Fortune Brands, Inc. ..............       17,131
  279,000   Procter & Gamble Company...........       17,466
                                                  ----------
                                                      34,597
                                                  ----------
            INSURANCE -- 4.2%
  160,000   Ambac Financial Group, Inc. .......       10,149
  374,000   American General Corporation.......       14,306
  168,000   CIGNA Corporation..................       18,036
                                                  ----------
                                                      42,491
                                                  ----------
            INTEGRATED OIL -- 5.9%
  350,000   BP Amoco plc, ADR..................       17,367
   97,000   Chevron Corporation................        8,517
  218,000   Exxon Mobil Corporation............       17,658
  285,000   Phillips Petroleum Company(a)......       15,689
                                                  ----------
                                                      59,231
                                                  ----------
            INVESTMENT SERVICES -- 5.0%
  187,000   Goldman Sachs Group, Inc. .........       15,914
  311,000   Merrill Lynch & Company, Inc. .....       17,229
  283,000   Northern Trust Corporation.........       17,688
                                                  ----------
                                                      50,831
                                                  ----------
            MEDICAL DEVICES AND SUPPLIES --1.7%
  190,000   Guidant Corporation++(a)...........        8,548
   98,000   Johnson & Johnson..................        8,572
                                                  ----------
                                                      17,120
                                                  ----------
            METALS AND MINING -- 1.8%
  500,000   Alcoa Inc. ........................       17,975
                                                  ----------
            NATURAL GAS DISTRIBUTION -- 2.6%
  262,000   El Paso Corporation................       17,108
  208,000   Williams Companies, Inc. ..........        8,913
                                                  ----------
                                                      26,021
                                                  ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.6%
  300,000   Corning Inc. ......................        6,207
                                                  ----------
            PHARMACEUTICALS -- 1.8%
  238,000   Merck & Company, Inc. .............       18,064
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS
Nations Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.6%
  391,000   FedEx Corporation++(a).............   $   16,297
                                                  ----------
            TELECOMMUNICATIONS SERVICES --11.4%
  164,000   ALLTEL Corporation.................        8,603
  537,000   Qwest Communications International
              Inc.++...........................       18,822
  401,000   SBC Communications Inc. ...........       17,897
  869,000   Sprint Corporation (FON
              Group)(a)........................       19,109
  655,000   Verizon Communications Inc. .......       32,293
  995,000   WorldCom, Inc.++...................       18,594
                                                  ----------
                                                     115,318
                                                  ----------
            TOBACCO -- 7.2%
  755,000   Philip Morris Companies Inc. ......       35,825
1,227,000   UST Inc.(a)........................       36,871
                                                  ----------
                                                      72,696
                                                  ----------
            UTILITIES -- MISCELLANEOUS -- 1.9%
  591,000   American Water Works Company,
              Inc. ............................       19,060
                                                  ----------
            TOTAL COMMON STOCKS
            (Cost: $908,633)...................      998,396
                                                  ----------
 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 5.3%
            (Cost $53,919)
   53,919   Nations Cash Reserves#.............       53,919
                                                  ----------
            TOTAL INVESTMENTS
            (Cost $962,552*)............  104.0%   1,052,315
                                                  ----------
            OTHER ASSETS AND
              LIABILITIES (NET).........  (4.0)%
            Receivable for Fund shares sold....   $    4,555
            Dividends receivable...............        1,203
            Interest receivable................          143
            Collateral on securities loaned....      (41,497)
            Payable for Fund shares redeemed...       (2,279)
            Investment advisory fee payable....         (568)
            Administration fee payable.........         (201)
            Shareholder servicing and
              distribution fees payable........         (103)
            Due to custodian...................          (42)
            Payable for investment securities
              purchased........................       (1,336)
            Accrued Trustees' fees and
              expenses.........................          (93)
            Accrued expenses and other
              liabilities......................         (147)
                                                  ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)................      (40,365)
                                                  ----------
            NET ASSETS..................  100.0%  $1,011,950
                                                  ==========

                                                    VALUE
                                                    (000)
------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on
              investments sold and futures
              contracts........................   $   84,425
            Net unrealized appreciation of
              investments......................       89,763
            Paid-in capital....................      837,762
                                                  ----------
            NET ASSETS.........................   $1,011,950
                                                  ==========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($844,432,503 / 68,174,134 shares
              outstanding).....................       $12.39
                                                       =====
            INVESTOR A SHARES:
            Net asset value and redemption
              price per share
              ($65,974,567 / 5,330,591 shares
              outstanding).....................       $12.38
                                                       =====
            Maximum sales charge...............        5.75%
            Maximum offering price per share...       $13.14
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+
              ($93,063,877 / 7,669,546 shares
              outstanding).....................       $12.13
                                                       =====
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($8,479,371 / 699,248
              shares outstanding)..............       $12.13
                                                       =====

---------------

  * Federal Income Tax Information: Net unrealized appreciation of $88,996 on investment securities was comprised of gross appreciation of $111,443 and gross depreciation of $22,447 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $963,319.
 ++  Non-income producing security.
  + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(a)  All or a portion of security was on loan at March 31, 2001.
     The aggregate cost and market value of securities on loan at March 31, 2001 is $43,274 and $40,099, respectively.
  #  Money market mutual fund registered under the Investment
     Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $41,497.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
                                                     (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.1%
            Investment in Nations Master
              Investment Trust, Marsico Growth &
              Income Master Portfolio*...........   $517,282
                                                    --------
            TOTAL INVESTMENTS.............  100.1%   517,282
                                                    --------
            OTHER ASSETS AND LIABLITIES
              (NET).......................   (0.1)%
            Receivable for Fund shares sold......   $    761
            Payable for Fund shares redeemed.....     (1,025)
            Administration fee payable...........        (58)
            Shareholder servicing and
              distribution fees payable..........       (272)
            Accrued Trustees' fees and
              expenses...........................        (27)
            Accrued expenses and other
              liabilities........................       (118)
                                                    --------
            TOTAL OTHER ASSETS
              AND LIABILITIES (NET)..............       (739)
                                                    --------
            NET ASSETS....................  100.0%  $516,543
                                                    ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold...................   $(56,004)
            Net unrealized depreciation of
              investments........................     (2,963)
            Paid-in capital......................    575,510
                                                    --------
            NET ASSETS...........................   $516,543
                                                    ========
            PRIMARY A SHARES:
              Net asset value, offering and
              redemption price per share
              ($80,525,929 / 5,401,044 shares
              outstanding).......................     $14.91
                                                      ======
            INVESTOR A SHARES:
              Net asset value and redemption
              price per share
              ($164,030,935 / 11,028,927 shares
              outstanding).......................     $14.87
                                                      ======
            Maximum sales charge.................      5.75%
            Maximum offering price per share.....     $15.78
            INVESTOR B SHARES:
              Net asset value and offering price
              per share+
              ($239,620,873 / 16,468,256 shares
              outstanding).......................     $14.55
                                                      ======
            INVESTOR C SHARES:
              Net asset value and offering price
              per share+ ($32,365,213 / 2,221,584
              shares outstanding)................     $14.57
                                                      ======

---------------

* The financial statements of the Marsico Growth & Income Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Growth & Income Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS
Nations Blue Chip Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 100.1%
          Investment in Nations Master
            Investment Trust, Blue Chip Master
            Portfolio*..........................   $746,122
                                                   --------
          TOTAL INVESTMENTS..............  100.1%   746,122
                                                   --------
          OTHER ASSETS AND LIABLITIES
            (NET)........................   (0.1)%
          Receivable for Fund shares sold.......   $  1,359
          Payable for Fund shares redeemed......     (1,232)
          Administration fee payable............       (118)
          Shareholder servicing and distribution
            fees payable........................       (215)
          Accrued Trustees' fees and expenses...        (22)
          Accrued expenses and other
            liabilities.........................       (157)
                                                   --------
          TOTAL OTHER ASSETS
            AND LIABILITIES (NET)...............       (385)
                                                   --------
          NET ASSETS.....................  100.0%  $745,737
                                                   ========
          NET ASSETS CONSIST OF:
          Net investment loss...................   $     (4)
          Accumulated net realized loss on
            investments sold....................    (21,989)
          Net unrealized appreciation of
            investments.........................     70,423
          Paid-in capital.......................    697,307
                                                   --------
          NET ASSETS............................   $745,737
                                                   ========
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($49,457,702 / 1,858,580 shares
            outstanding)........................     $26.61
                                                     ======
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($603,622,170 / 22,800,177
            shares outstanding).................     $26.47
                                                     ======
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $28.08
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($75,622,974 / 2,914,195
            shares outstanding).................     $25.95
                                                     ======
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($17,034,182 / 658,439 shares
            outstanding)........................     $25.87
                                                     ======

---------------

* The financial statements of the Blue Chip Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 96.9%
            AEROSPACE AND DEFENSE -- 2.4%
  156,200   General Dynamics Corporation.......   $    9,800
  333,875   Lockheed Martin Corporation........       11,903
  197,850   TRW Inc. ..........................        6,727
                                                  ----------
                                                      28,430
                                                  ----------
            AUTOMOTIVE -- 2.7%
  200,000   General Motors Corporation.........       10,370
  359,125   Johnson Controls, Inc. ............       22,431
                                                  ----------
                                                      32,801
                                                  ----------
            BEVERAGES -- 2.7%
  298,900   Anheuser-Busch Companies, Inc. ....       13,729
  216,550   Coca-Cola Company..................        9,779
  191,700   PepsiCo, Inc. .....................        8,425
                                                  ----------
                                                      31,933
                                                  ----------
            BROADCASTING AND CABLE -- 6.0%
  516,790   AOL Time Warner Inc.++.............       20,749
  234,875   Clear Channel Communications,
              Inc.++...........................       12,789
  628,650   Comcast Corporation, Class A++.....       26,364
  265,950   Viacom Inc., Class B++.............       11,694
                                                  ----------
                                                      71,596
                                                  ----------
            COMMERCIAL BANKING -- 5.3%
  490,025   Bank of New York Company, Inc. ....       24,129
  641,796   Citigroup Inc. ....................       28,868
  200,000   Washington Mutual, Inc. ...........       10,950
                                                  ----------
                                                      63,947
                                                  ----------
            COMPUTER SERVICES -- 2.9%
  410,625   Automatic Data Processing, Inc. ...       22,330
  302,625   Concord EFS, Inc.++................       12,237
                                                  ----------
                                                      34,567
                                                  ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 5.8%
  416,000   Dell Computer Corporation++........       10,686
  225,700   EMC Corporation++..................        6,636
  400,200   International Business Machines
              Corporation......................       38,490
  329,075   Sanmina Corporation++..............        6,438
  463,050   Sun Microsystems, Inc.++...........        7,117
                                                  ----------
                                                      69,367
                                                  ----------
            CONGLOMERATES -- 1.9%
  309,075   United Technologies Corporation....       22,655
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 3.5%
  270,540   Fannie Mae.........................       21,535
  200,575   Household International, Inc. .....       11,882
  246,925   MBNA Corporation...................        8,173
                                                  ----------
                                                      41,590
                                                  ----------
            DEPARTMENT AND DISCOUNT STORES -- 4.9%
  299,575   Costco Wholesale Corporation++.....       11,758
  481,575   Target Corporation.................       17,375
  600,625   Wal-Mart Stores, Inc. .............       30,332
                                                  ----------
                                                      59,465
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 5.4%
1,001,325   General Electric Company...........   $   41,915
  535,250   Tyco International Ltd. ...........       23,139
                                                  ----------
                                                      65,054
                                                  ----------
            ELECTRIC POWER -- NON
              NUCLEAR -- 1.0%
  249,175   AES Corporation++..................       12,449
                                                  ----------
            ELECTRIC POWER -- NUCLEAR -- 1.7%
  251,350   Duke Energy Corporation............       10,743
  151,900   FPL Group, Inc. ...................        9,311
                                                  ----------
                                                      20,054
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.9%
  265,200   Honeywell International Inc. ......       10,820
                                                  ----------
            FOOD AND DRUG STORES -- 1.9%
  229,550   Safeway Inc.++.....................       12,660
  248,900   Walgreen Company...................       10,155
                                                  ----------
                                                      22,815
                                                  ----------
            HOUSEHOLD PRODUCTS -- 0.6%
  118,375   Procter & Gamble Company...........        7,410
                                                  ----------
            HOUSING AND FURNISHING -- 0.8%
  219,475   Centex Corporation.................        9,141
                                                  ----------
            INSURANCE -- 2.0%
  305,612   American International Group,
              Inc. ............................       24,602
                                                  ----------
            INTEGRATED OIL -- 3.3%
  126,600   BP Amoco plc, ADR..................        6,282
  114,550   Chevron Corporation................       10,057
  287,800   Exxon Mobil Corporation............       23,312
                                                  ----------
                                                      39,651
                                                  ----------
            INVESTMENT SERVICES -- 3.2%
  324,475   Merrill Lynch & Company, Inc. .....       17,976
  218,650   Morgan Stanley Dean Witter &
              Company..........................       11,698
  141,525   Northern Trust Corporation.........        8,845
                                                  ----------
                                                      38,519
                                                  ----------
            LODGING AND RECREATION -- 0.7%
  259,850   Starwood Hotels & Resorts Worldwide
              Inc.(a)..........................        8,837
                                                  ----------
            MEDICAL DEVICES AND SUPPLIES --4.8%
  212,650   Abbott Laboratories................       10,035
  148,275   Baxter International Inc. .........       13,959
  287,025   Guidant Corporation++..............       12,913
  156,850   Johnson & Johnson..................       13,720
  147,160   Medtronic, Inc. ...................        6,731
                                                  ----------
                                                      57,358
                                                  ----------
            METALS AND MINING -- 0.5%
  165,000   Nucor Corporation..................        6,612
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS
Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            NATURAL GAS DISTRIBUTION -- 0.9%
  173,722   El Paso Corporation................   $   11,344
                                                  ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 3.1%
  903,775   Cisco Systems, Inc.++..............       14,291
  591,650   Motorola, Inc. ....................        8,437
  532,950   Nortel Networks Corporation........        7,488
  128,925   QUALCOMM Inc.++....................        7,300
                                                  ----------
                                                      37,516
                                                  ----------
            OILFIELD SERVICES -- 0.8%
  161,400   ENSCO International Inc. ..........        5,649
   72,050   Schlumberger Ltd. .................        4,151
                                                  ----------
                                                       9,800
                                                  ----------
            PHARMACEUTICALS -- 7.8%
  294,125   Amgen Inc.++.......................       17,703
  166,375   Bristol-Myers Squibb Company.......        9,883
  146,675   Eli Lilly and Company..............       11,244
  213,400   Merck & Company, Inc. .............       16,197
  829,325   Pfizer Inc. .......................       33,962
  168,200   Schering-Plough Corporation........        6,144
                                                  ----------
                                                      95,133
                                                  ----------
            PUBLISHING AND ADVERTISING -- 1.2%
  242,750   McGraw-Hill Companies, Inc. .......       14,480
                                                  ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
  223,600   Burlington Northern Santa Fe
              Corporation......................        6,793
  381,150   Norfolk Southern Corporation(a)....        6,380
                                                  ----------
                                                      13,173
                                                  ----------
            SEMICONDUCTORS -- 3.8%
  943,200   Intel Corporation..................       24,818
  175,125   Linear Technology Corporation......        7,191
  262,225   Texas Instruments Inc. ............        8,124
  161,550   Xilinx, Inc.++(a)..................        5,674
                                                  ----------
                                                      45,807
                                                  ----------
            SOFTWARE -- 5.9%
1,062,800   Microsoft Corporation++............       58,122
  414,575   Oracle Corporation++...............        6,210
  134,625   VERITAS Software
              Corporation++(a).................        6,225
                                                  ----------
                                                      70,557
                                                  ----------
            SPECIALTY STORES -- 1.1%
  295,150   Home Depot, Inc. ..................       12,721
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 4.6%
  322,025   BellSouth Corporation..............   $   13,178
  252,000   SBC Communications Inc. ...........       11,247
  406,550   Sprint Corporation (FON Group).....        8,940
  182,950   Verizon Communications Inc. .......        9,019
  700,975   WorldCom, Inc.++...................       13,099
                                                  ----------
                                                      55,483
                                                  ----------
            TOBACCO -- 1.7%
  420,375   Philip Morris Companies Inc. ......       19,947
                                                  ----------
            TOTAL COMMON STOCKS
            (Cost: $1,134,314).................    1,165,634
                                                  ----------

SHARES
(000)
------
         INVESTMENT COMPANIES -- 3.7%
         (Cost: $44,372)
44,372   Nations Cash Reserves#................   $   44,372
                                                  ----------
         TOTAL INVESTMENTS
         (Cost $1,178,686*)............   100.6%   1,210,006
                                                  ----------
         OTHER ASSETS AND LIABILITIES
           (NET).......................    (0.6)%
         Cash..................................   $        1
         Receivable for Fund shares sold.......       20,948
         Dividends receivable..................          896
         Interest receivable...................          167
         Collateral on securities loaned.......      (21,763)
         Payable for Fund shares redeemed......       (6,270)
         Investment advisory fee payable.......         (674)
         Administration fee payable............         (239)
         Shareholder servicing and distribution
           fees payable........................          (11)
         Accrued Trustees' fees and expenses...          (21)
         Accrued expenses and other
           liabilities.........................         (222)
                                                  ----------
         TOTAL OTHER ASSETS AND LIABILITIES
           (NET)...............................       (7,188)
                                                  ----------
         NET ASSETS....................   100.0%  $1,202,818
                                                  ==========
         NET ASSETS CONSIST OF:
         Accumulated net realized loss on
           investments sold....................   $  (84,919)
         Net unrealized appreciation of
           investments.........................       31,320
         Paid-in capital.......................    1,256,417
                                                  ----------
         NET ASSETS............................   $1,202,818
                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001


                                                    VALUE
------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and
           redemption price per share
           ($1,182,028,492 / 94,801,909 shares
           outstanding)........................       $12.47
                                                      ======
         INVESTOR A SHARES:
         Net asset value and redemption price
           per share ($11,895,196 / 955,926
           shares outstanding).................       $12.44
                                                      ======
         Maximum sales charge..................        5.75%
         Maximum offering price per share......       $13.20
         INVESTOR B SHARES:
         Net asset value and offering price per
           share+
           ($6,757,985 / 549,759 shares
           outstanding)........................       $12.29
                                                      ======
         INVESTOR C SHARES:
         Net asset value and offering price per
           share+
           ($2,136,593 / 173,674 shares
           outstanding)........................       $12.30
                                                      ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $26,216 on investment securities was comprised of gross appreciation of $125,464 and gross depreciation of $99,248 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $1,183,790.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $28,041 and $18,402, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $21,763.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS
Nations Capital Growth Fund
  STATEMENT OF NET ASSETS                                         MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 95.5%
          AEROSPACE AND DEFENSE -- 0.5%
 87,200   Lockheed Martin Corporation...........   $  3,109
                                                   --------
          BEVERAGES -- 3.4%
197,600   Anheuser-Busch Companies, Inc. .......      9,076
132,400   Coca-Cola Company.....................      5,979
125,600   PepsiCo, Inc. ........................      5,520
                                                   --------
                                                     20,575
                                                   --------
          BROADCASTING AND CABLE -- 7.9%
442,902   AOL Time Warner Inc.++................     17,782
151,525   Clear Channel Communications,
            Inc.++..............................      8,251
344,175   Comcast Corporation, Class A++........     14,434
175,550   Viacom Inc., Class B++................      7,719
                                                   --------
                                                     48,186
                                                   --------
          COMMERCIAL BANKING -- 2.8%
151,300   Bank of New York Company, Inc. .......      7,450
212,833   Citigroup Inc. .......................      9,573
                                                   --------
                                                     17,023
                                                   --------
          COMPUTER SERVICES -- 4.4%
260,875   Automatic Data Processing, Inc. ......     14,186
310,375   Concord EFS, Inc.++...................     12,551
                                                   --------
                                                     26,737
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 7.2%
292,100   Dell Computer Corporation++...........      7,503
242,330   EMC Corporation++.....................      7,125
222,145   International Business Machines
            Corporation.........................     21,365
238,500   Sanmina Corporation++.................      4,666
247,500   Sun Microsystems, Inc.++..............      3,804
                                                   --------
                                                     44,463
                                                   --------
          CONGLOMERATES -- 1.9%
161,665   United Technologies Corporation.......     11,850
                                                   --------
          CONSUMER CREDIT AND MORTGAGES -- 3.3%
118,515   Fannie Mae............................      9,434
100,000   Household International, Inc. ........      5,924
155,090   MBNA Corporation......................      5,133
                                                   --------
                                                     20,491
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 6.8%
142,400   Costco Wholesale Corporation++........      5,589
326,410   Target Corporation....................     11,777
485,150   Wal-Mart Stores, Inc. ................     24,500
                                                   --------
                                                     41,866
                                                   --------
          DIVERSIFIED MANUFACTURING -- 5.6%
556,570   General Electric Company..............     23,298
257,960   Tyco International Ltd.(a)............     11,152
                                                   --------
                                                     34,450
                                                   --------
          ELECTRIC POWER -- NON NUCLEAR -- 1.3%
164,000   AES Corporation++.....................      8,193
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          ELECTRICAL EQUIPMENT -- 1.1%
159,425   Honeywell International Inc. .........   $  6,505
                                                   --------
          FOOD AND DRUG STORES -- 0.9%
101,900   Safeway Inc.++........................      5,620
                                                   --------
          HOUSING AND FURNISHING -- 1.0%
150,000   Centex Corporation....................      6,248
                                                   --------
          INSURANCE -- 1.0%
 74,343   American International Group, Inc. ...      5,985
                                                   --------
          INTEGRATED OIL -- 1.4%
109,700   Exxon Mobil Corporation...............      8,886
                                                   --------
          INVESTMENT SERVICES -- 3.0%
218,800   Merrill Lynch & Company, Inc. ........     12,122
121,925   Morgan Stanley Dean Witter &
            Company.............................      6,523
                                                   --------
                                                     18,645
                                                   --------
          LODGING AND RECREATION -- 0.8%
135,725   Starwood Hotels & Resorts Worldwide
            Inc. ...............................      4,616
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 5.9%
116,875   Baxter International Inc. ............     11,002
172,730   Guidant Corporation++.................      7,771
104,375   Johnson & Johnson.....................      9,130
187,775   Medtronic, Inc. ......................      8,589
                                                   --------
                                                     36,492
                                                   --------
          NATURAL GAS DISTRIBUTION -- 0.5%
 45,430   El Paso Corporation...................      2,967
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 3.6%
801,995   Cisco Systems, Inc.++.................     12,681
392,825   Motorola, Inc. .......................      5,602
277,860   Nortel Networks Corporation...........      3,904
                                                   --------
                                                     22,187
                                                   --------
          OILFIELD SERVICES -- 1.6%
148,405   Halliburton Company...................      5,454
 73,785   Schlumberger Ltd. ....................      4,251
                                                   --------
                                                      9,705
                                                   --------
          PHARMACEUTICALS -- 10.4%
213,475   Amgen Inc.++..........................     12,849
128,675   Bristol-Myers Squibb Company..........      7,643
 42,775   Eli Lilly and Company.................      3,279
156,290   Merck & Company, Inc. ................     11,862
533,941   Pfizer Inc. ..........................     21,865
150,765   Schering-Plough Corporation...........      5,507
                                                   --------
                                                     63,005
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          PUBLISHING AND ADVERTISING -- 0.8%
 80,450   McGraw-Hill Companies, Inc. ..........   $  4,799
                                                   --------
          SEMICONDUCTORS -- 4.7%
776,320   Intel Corporation.....................     20,427
111,500   Texas Instruments Inc. ...............      3,454
137,275   Xilinx, Inc.++(a).....................      4,822
                                                   --------
                                                     28,703
                                                   --------
          SOFTWARE -- 7.5%
587,130   Microsoft Corporation++...............     32,109
484,200   Oracle Corporation++..................      7,253
142,925   VERITAS Software Corporation++(a).....      6,609
                                                   --------
                                                     45,971
                                                   --------
          SPECIALTY STORES -- 1.6%
234,675   Home Depot, Inc. .....................     10,114
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 4.6%
178,300   BellSouth Corporation.................      7,296
158,350   SBC Communications Inc. ..............      7,067
285,975   Sprint Corporation (FON Group)........      6,289
401,425   WorldCom, Inc.++......................      7,501
                                                   --------
                                                     28,153
                                                   --------
          TOTAL COMMON STOCKS
          (Cost: $503,051)......................    585,544
                                                   --------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 6.3%
          (Cost $38,727)
 38,727   Nations Cash Reserves#................     38,727
                                                   --------
          TOTAL INVESTMENTS
          (Cost $541,778*)...............  101.8%   624,271
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................   (1.8)%
          Receivable for investment securities
            sold................................   $  4,487
          Receivable for Fund shares sold.......     12,224
          Dividends receivable..................        341
          Interest receivable...................        111
          Collateral on securities loaned.......    (19,255)
          Payable for Fund shares redeemed......     (5,309)
          Investment advisory fee payable.......       (353)
          Administration fee payable............       (125)
          Shareholder servicing and distribution
            fees payable........................        (52)
          Payable for investment securities
            purchased...........................     (2,820)
          Accrued Trustees' fees and expenses...        (61)
          Accrued expenses and other
            liabilities.........................       (113)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (10,925)
                                                   --------
          NET ASSETS.....................  100.0%  $613,346
                                                   ========

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
-------
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold....................   $  7,109
          Net unrealized appreciation of
            investments.........................     82,493
          Paid-in capital.......................    523,744
                                                   --------
          NET ASSETS............................   $613,346
                                                   ========

         PRIMARY A SHARES:
         Net asset value, offering and redemption
           price per share
           ($531,657,070 / 64,039,120 shares
           outstanding)...........................    $8.30
                                                     ======
         INVESTOR A SHARES:
         Net asset value and redemption price per
           share ($32,519,300 / 3,984,043 shares
           outstanding)...........................    $8.16
                                                     ======
         Maximum sales charge.....................    5.75%
         Maximum offering price per share.........    $8.66
         INVESTOR B SHARES:
         Net asset value and offering price per
           share+ ($45,831,927 / 6,100,631 shares
           outstanding)...........................    $7.51
                                                     ======
         INVESTOR C SHARES:
         Net asset value and offering price per
           share+ ($3,337,875 / 439,543 shares
           outstanding)...........................    $7.59
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $70,976 on investment securities was comprised of gross appreciation of $117,568 and gross depreciation of $46,592 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $553,295.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $21,814 and $19,049, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $19,255.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS
Nations Aggressive Growth Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            COMMON STOCKS -- 96.8%
            AEROSPACE AND DEFENSE -- 1.9%
   57,700   B.F. Goodrich Company................   $  2,214
   11,475   General Dynamics Corporation.........        720
                                                    --------
                                                       2,934
                                                    --------
            APPAREL AND TEXTILES -- 1.6%
   65,900   Jones Apparel Group, Inc.++..........      2,491
                                                    --------
            AUTOMOTIVE -- 0.9%
   61,375   Gentex Corporation++(a)..............      1,419
                                                    --------
            BEVERAGES -- 1.1%
   37,300   Anheuser-Busch Companies, Inc........      1,713
                                                    --------
            BROADCASTING AND CABLE -- 4.3%
  122,500   AOL Time Warner Inc.++...............      4,918
   37,175   Viacom Inc., Class B++...............      1,635
                                                    --------
                                                       6,553
                                                    --------
            CHEMICALS -- BASIC -- 0.5%
   14,500   Avery Dennison Corporation...........        754
                                                    --------
            COMMERCIAL BANKING -- 1.0%
   35,258   Citigroup Inc. ......................      1,586
                                                    --------
            COMPUTER SERVICES -- 5.6%
   35,550   Concord EFS, Inc.++..................      1,438
   70,225   Convergys Corporation++..............      2,533
   30,475   First Data Corporation...............      1,820
   60,375   I2 Technologies Inc.++...............        875
   76,700   Jack Henry & Associates, Inc. .......      1,817
                                                    --------
                                                       8,483
                                                    --------
            COMPUTERS AND OFFICE EQUIPMENT -- 5.5%
   82,775   Compaq Computer Corporation..........      1,507
   88,725   Dell Computer Corporation++..........      2,279
   82,225   EMC Corporation++....................      2,418
    3,081   McDATA Corporation, Class A++........         58
  113,275   Palm, Inc.++.........................        952
   56,200   Sanmina Corporation++................      1,099
                                                    --------
                                                       8,313
                                                    --------
            CONSUMER CREDIT AND MORTGAGES -- 1.2%
   55,000   MBNA Corporation.....................      1,821
                                                    --------
            CONSUMER SERVICES -- 0.8%
   31,725   Estee Lauder Companies Inc., Class
              A(a)...............................      1,155
                                                    --------
            DEPARTMENT AND DISCOUNT STORES -- 3.7%
   43,900   Target Corporation...................      1,584
   80,850   Wal-Mart Stores, Inc. ...............      4,083
                                                    --------
                                                       5,667
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 7.1%
   39,125   Danaher Corporation(a)...............   $  2,135
  147,075   General Electric Company.............      6,156
   55,075   Tyco International Ltd.(a)...........      2,381
                                                    --------
                                                      10,672
                                                    --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.5%
   12,975   Calpine Corporation++(a).............        715
                                                    --------
            EXPLORATION AND PRODUCTION -- 1.9%
   23,925   Anadarko Petroleum Corporation.......      1,502
   24,550   Devon Energy Corporation.............      1,429
                                                    --------
                                                       2,931
                                                    --------
            FOOD AND DRUG STORES -- 1.1%
   30,025   Safeway Inc.++.......................      1,656
                                                    --------
            FOOD PRODUCTS -- 1.4%
   71,700   Hain Celestial Group, Inc.++(a)......      2,079
                                                    --------
            INSURANCE -- 2.1%
   50,675   Ambac Financial Group, Inc. .........      3,214
                                                    --------
            INVESTMENT SERVICES -- 0.4%
   40,975   Charles Schwab Corporation...........        632
                                                    --------
            LODGING AND RECREATION -- 1.3%
  111,325   Mattel, Inc. ........................      1,975
                                                    --------
            MEDICAL DEVICES AND SUPPLIES -- 3.7%
   24,900   Baxter International Inc. ...........      2,344
   17,200   Cardinal Health, Inc. ...............      1,664
   36,175   Guidant Corporation++................      1,628
                                                    --------
                                                       5,636
                                                    --------
            NATURAL GAS DISTRIBUTION -- 3.0%
   44,757   El Paso Corporation..................      2,923
   27,950   Enron Corporation....................      1,624
                                                    --------
                                                       4,547
                                                    --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 5.7%
   87,275   Cisco Systems, Inc.++................      1,380
   26,875   Comverse Technology, Inc.++(a).......      1,583
   21,025   L-3 Communications Holdings,
              Inc.++(a)..........................      1,660
   99,125   Motorola, Inc. ......................      1,414
   44,125   Openwave Systems Inc.++..............        875
   29,200   QUALCOMM Inc.++......................      1,653
                                                    --------
                                                       8,565
                                                    --------
            OILFIELD SERVICES -- 1.0%
   20,525   Smith International, Inc.++(a).......      1,441
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Aggressive Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            PHARMACEUTICALS -- 16.1%
   15,375   Allergan, Inc. ......................   $  1,140
   38,450   Amgen Inc.++.........................      2,314
   76,225   Caliper Technologies
              Corporation++(a)...................      1,229
   45,450   Genentech, Inc.++....................      2,295
   41,750   Merck & Company, Inc. ...............      3,169
   33,875   Millennium Pharmaceuticals, Inc.++...      1,032
  171,350   Pfizer Inc. .........................      7,016
   45,600   Pharmacia Corporation................      2,297
   33,600   Shire Pharmaceuticals Group plc,
              ADR++..............................      1,470
   46,100   Watson Pharmaceuticals, Inc.++.......      2,425
                                                    --------
                                                      24,387
                                                    --------
            SEMICONDUCTORS -- 4.6%
   50,275   Analog Devices, Inc.++...............      1,822
  169,275   Intel Corporation....................      4,454
   15,900   Linear Technology Corporation........        653
                                                    --------
                                                       6,929
                                                    --------
            SOFTWARE -- 9.6%
   14,125   BEA Systems, Inc.++(a)...............        415
   10,725   Check Point Software Technologies
              Ltd.++(a)..........................        509
   66,275   E. piphany, Inc.++(a)................        775
   21,675   Electronic Arts Inc.++...............      1,176
   35,175   Mercury Interactive Corporation++....      1,473
  109,425   Microsoft Corporation++..............      5,984
   95,625   Oracle Corporation++.................      1,432
   73,725   Quest Software, Inc.++...............      1,309
   30,150   VERITAS Software Corporation++(a)....      1,394
                                                    --------
                                                      14,467
                                                    --------
            SPECIALTY STORES -- 6.2%
   72,525   Barnes & Noble, Inc.++...............      1,733
   81,175   Home Depot, Inc. ....................      3,499
   74,075   Limited, Inc. .......................      1,164
  100,425   Staples, Inc.++(a)...................      1,494
   68,775   The Men's Wearhouse, Inc.++..........      1,484
                                                    --------
                                                       9,374
                                                    --------
            TELECOMMUNICATIONS SERVICES -- 2.2%
   94,175   McLeodUSA Inc., Class A++............        818
   37,550   Nextel Communications, Inc., Class
              A++................................        540
   47,850   Western Wireless Corporation, Class
              A++................................      1,944
                                                    --------
                                                       3,302
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            TOBACCO -- 0.8%
   24,350   Philip Morris Companies Inc. ........   $  1,155
                                                    --------
            TOTAL COMMON STOCKS
            (Cost $172,491)......................    146,566
                                                    --------

SHARES
 (000)
------
          INVESTMENT COMPANIES -- 11.3%
          (Cost $17,100)
 17,100   Nations Cash Reserves#................   $ 17,100
                                                   --------
          TOTAL INVESTMENTS
          (Cost $189,591*)...............  108.1%   163,666
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................  (8.1)%
          Receivable for investment securities
            sold................................   $ 20,398
          Receivable for Fund shares sold.......         26
          Dividends receivable..................         71
          Interest receivable...................         22
          Collateral on securities loaned.......    (13,858)
          Payable for Fund shares redeemed......        (15)
          Investment advisory fee payable.......        (89)
          Administration fee payable............        (31)
          Shareholder servicing and distribution
            fees payable........................        (20)
          Payable for investment securities
            purchased...........................    (18,723)
          Accrued Trustees' fees and expenses...        (32)
          Accrued expenses and other
            liabilities.........................        (59)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (12,310)
                                                   --------
          NET ASSETS.....................  100.0%  $151,356
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold....................   $(25,949)
          Net unrealized depreciation of
            investments.........................    (25,925)
          Paid-in capital.......................    203,230
                                                   --------
          NET ASSETS............................   $151,356
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS
Nations Aggressive Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($113,051,919 / 11,052,214 shares
            outstanding)........................     $10.23
                                                     ======
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($21,621,777 / 2,139,658
            shares outstanding).................     $10.11
                                                     ======
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $10.73
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($16,119,308 / 1,696,786
            shares outstanding).................      $9.50
                                                     ======
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($562,921 / 57,918 shares
            outstanding)........................      $9.72
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $31,473 on investment securities was comprised of gross appreciation of $9,828 and gross depreciation of $41,301 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $195,139.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $21,746 and $13,511, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $13,858.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Focused Equities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
                                                    (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.0%
            Investment in Nations Master
              Investment Trust, Marsico Focused
              Equities Master Portfolio*.......   $1,791,412
                                                  ----------
            TOTAL INVESTMENTS...........  100.0%   1,791,412
                                                  ----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (0.0)%
            Receivable for Fund shares sold....   $    5,609
            Payable for Fund shares redeemed...       (4,260)
            Administration fee payable.........         (203)
            Shareholder servicing and
              distribution fees payable........         (931)
            Accrued Trustees' fees and
              expenses.........................          (28)
            Accrued expenses and other
              liabilities......................         (437)
                                                  ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................         (250)
                                                  ----------
            NET ASSETS..................  100.0%  $1,791,162
                                                  ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold and foreign
              currencies and net other
              assets...........................   $ (265,155)
            Net unrealized depreciation of
              investments......................      (63,385)
            Paid-in capital....................    2,119,702
                                                  ----------
            NET ASSETS.........................   $1,791,162
                                                  ==========


                                                    VALUE
------------------------------------------------------------
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($354,797,504 / 23,080,929 shares
              outstanding).....................       $15.37
                                                      ======
            INVESTOR A SHARES:
            Net asset value and redemption
              price per share
              ($491,437,177 / 32,095,781 shares
              outstanding).....................       $15.31
                                                      ======
            Maximum sales charge...............        5.75%
            Maximum offering price per share...       $16.24
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+
              ($741,284,832 / 49,420,843 shares
              outstanding).....................       $15.00
                                                      ======
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+
              ($203,642,126 / 13,535,459 shares
              outstanding).....................       $15.05
                                                      ======

---------------

 * The financial statements of the Marsico Focused Equities Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS
Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
-----------------------------------------------------------
           COMMON STOCKS -- 77.4%
           BROADCASTING AND CABLE -- 4.8%
  84,505   Clear Channel Communications,
             Inc.++..............................  $  4,601
 146,600   Hispanic Broadcasting Corporation++...     2,800
 299,146   Metro-Goldwyn-Mayer, Inc.++...........     5,127
 160,650   Radio One, Inc., Class D++(a).........     2,470
 171,600   Univision Communications, Inc., Class
             A++(a)..............................     6,549
                                                   --------
                                                     21,547
                                                   --------
           BUILDING MATERIALS -- 0.7%
  69,000   Martin Marietta Materials, Inc. ......     2,946
                                                   --------
           COMMERCIAL BANKING -- 3.3%
 145,500   Charter One Financial, Inc. ..........     4,118
 110,000   City National Corporation(a)..........     4,225
 147,000   SouthTrust Corporation................     6,725
                                                   --------
                                                     15,068
                                                   --------
           COMMERCIAL SERVICES -- 0.7%
 229,850   KPMG Consulting Inc.++................     2,988
                                                   --------
           COMPUTER SERVICES -- 10.0%
 253,000   Concord EFS, Inc.++...................    10,231
 252,975   Convergys Corporation++...............     9,125
 240,200   CSG Systems International, Inc.++.....     9,893
 207,250   Jack Henry & Associates, Inc. ........     4,909
 215,350   Sungard Data Systems, Inc.++..........    10,601
                                                   --------
                                                     44,759
                                                   --------
           COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
  94,275   Research In Motion Ltd.++(a)..........     2,071
                                                   --------
           CONGLOMERATES -- 0.8%
 141,500   Pentair, Inc. ........................     3,605
                                                   --------
           CONSUMER CREDIT AND MORTGAGES -- 1.4%
 130,500   Providian Financial Corporation.......     6,401
                                                   --------
           DIVERSIFIED ELECTRONICS -- 2.2%
 201,000   SCI Systems, Inc.++(a)................     3,658
 115,000   Solectron Corporation++(a)............     2,186
 115,000   Symbol Technologies, Inc.(a)..........     4,014
                                                   --------
                                                      9,858
                                                   --------
           DIVERSIFIED MANUFACTURING -- 1.1%
 172,000   Capstone Turbine Corporation++(a).....     4,881
                                                   --------
           ELECTRIC POWER -- NON NUCLEAR -- 5.7%
 180,000   AES Corporation++.....................     8,993
 249,200   Calpine Corporation++(a)..............    13,723
  42,300   Mirant Corporation++(a)...............     1,502
  56,250   Orion Power Holdings, Inc.++..........     1,727
                                                   --------
                                                     25,945
                                                   --------
           ELECTRICAL EQUIPMENT -- 0.7%
 118,000   C&D Technologies, Inc. ...............     3,257
                                                   --------

                                                    VALUE
 SHARES                                             (000)
-----------------------------------------------------------
           FOOD PRODUCTS -- 0.6%
  95,500   Hain Celestial Group, Inc.++..........  $  2,770
                                                   --------
           HEALTH SERVICES -- 2.7%
 529,375   Health Management Associates, Inc.,
             Class A++...........................     8,231
  86,900   Waters Corporation++..................     4,037
                                                   --------
                                                     12,268
                                                   --------
           INSURANCE -- 0.9%
  61,000   Ambac Financial Group, Inc. ..........     3,869
                                                   --------
           INVESTMENT SERVICES -- 4.1%
 172,998   Legg Mason, Inc. .....................     7,283
  87,500   Northern Trust Corporation............     5,469
 202,750   Waddell & Reed Financial, Inc., Class
             A,(a)...............................     5,748
                                                   --------
                                                     18,500
                                                   --------
           MEDICAL DEVICES AND SUPPLIES -- 2.7%
 204,675   Inhale Therapeutic Systems,
             Inc.++(a)...........................     4,375
 154,250   Stryker Corporation...................     8,059
                                                   --------
                                                     12,434
                                                   --------
           NETWORKING AND TELECOMMUNICATIONS
             EQUIPMENT -- 4.1%
 223,100   ADC Telecommunications, Inc.++........     1,896
 151,275   Comverse Technology, Inc.++(a)........     8,909
 128,175   McDATA Corporation, Class B++(a)......     2,906
 105,650   Openwave Systems Inc.++...............     2,096
 130,000   Powerwave Technologies, Inc.++........     1,771
  83,350   Sycamore Networks, Inc.++(a)..........       834
                                                   --------
                                                     18,412
                                                   --------
           OILFIELD SERVICES -- 6.3%
 123,000   BJ Services Company++.................     8,757
 109,500   ENSCO International Inc. .............     3,833
 185,150   Global Marine Inc.++..................     4,740
  75,000   Smith International, Inc.++(a)........     5,265
 123,800   Weatherford International,
             Inc.++(a)...........................     6,109
                                                   --------
                                                     28,704
                                                   --------
           PHARMACEUTICALS -- 7.0%
 101,075   Alkermes, Inc.++(a)...................     2,217
  93,825   Biogen, Inc.++........................     5,940
 198,375   Caliper Technologies
             Corporation++(a)....................     3,199
  87,175   MedImmune, Inc.++.....................     3,127
 184,000   Millennium Pharmaceuticals, Inc.++....     5,605
  98,400   Shire Pharmaceuticals Group plc,
             ADR++(a)............................     4,305
 139,750   Watson Pharmaceuticals, Inc.++........     7,351
                                                   --------
                                                     31,744
                                                   --------
           PUBLISHING AND ADVERTISING -- 0.3%
  42,900   Lamar Advertising Company++(a)........     1,577
                                                   --------
           SEMICONDUCTORS -- 3.6%
 112,050   Linear Technology Corporation.........     4,601
 104,350   Maxim Integrated Products,
             Inc.++(a)...........................     4,340
 129,050   SanDisk Corporation++.................     2,629
  92,800   Vitesse Semiconductor Corporation++...     2,210
  75,325   Xilinx, Inc.++(a).....................     2,646
                                                   --------
                                                     16,426
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
-----------------------------------------------------------
           SOFTWARE -- 5.5%
 163,475   BMC Software, Inc.++(a)...............  $  3,515
  76,650   Check Point Software Technologies
             Ltd.++(a)...........................     3,641
 273,450   Citrix Systems, Inc.++................     5,776
 148,250   E. piphany, Inc.++(a).................     1,733
  95,425   Intuit Inc.++.........................     2,648
 263,575   Precise Software Solutions Ltd.++.....     3,987
 202,775   Quest Software, Inc.++(a).............     3,599
                                                   --------
                                                     24,899
                                                   --------
           SPECIALTY STORES -- 2.6%
 226,000   Bed Bath & Beyond Inc.++..............     5,551
 140,000   The Men's Wearhouse, Inc.++...........     3,021
 123,000   Tiffany & Company.....................     3,352
                                                   --------
                                                     11,924
                                                   --------
           TELECOMMUNICATIONS SERVICES -- 3.6%
 189,425   Allegiance Telecom, Inc.++............     2,794
 156,800   Broadwing Inc.++......................     3,003
  96,500   Time Warner Telecom, Inc., Class
             A++.................................     3,510
 120,025   Western Wireless Corporation, Class
             A++.................................     4,876
 326,950   XO Communications, Inc., Class
             A++(a)..............................     2,289
                                                   --------
                                                     16,472
                                                   --------
           UNIT INVESTMENT TRUST -- 1.5%
  78,000   S&P Mid-Cap 400 Depositary
             Receipts(a).........................     6,583
                                                   --------
           TOTAL COMMON STOCKS
             (Cost $308,842).....................   349,908
                                                   --------

 SHARES
 (000)
--------
           INVESTMENT COMPANIES -- 30.1%
             (Cost $136,241)
 136,241   Nations Cash Reserves#...............    136,241
                                                   --------
           TOTAL INVESTMENTS
             (Cost $445,083*)............  107.5%   486,149
                                                   --------
           OTHER ASSETS AND LIABILITIES
             (NET).......................   (7.5)%
           Cash.................................   $    308
           Receivable for Fund shares sold......     57,898
           Dividends receivable.................         84
           Interest receivable..................        279
           Collateral on securities loaned......    (91,107)
           Payable for Fund shares redeemed.....       (634)
           Investment advisory fee payable......       (218)
           Administration fee payable...........        (77)
           Shareholder servicing and
             distribution fees payable..........        (47)
           Payable for investment securities
             purchased..........................       (308)
           Accrued Trustees' fees and
             expenses...........................        (41)
           Accrued expenses and other
             liabilities........................        (89)
                                                   --------
           TOTAL OTHER ASSETS AND
             LIABILITIES (NET)...........           (33,952)
                                                   --------
           NET ASSETS....................  100.0%  $452,197
                                                   ========

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
           NET ASSETS CONSIST OF:
           Accumulated net realized loss on
             investments sold...................   $   (240)
           Net unrealized appreciation of
             investments........................     41,066
           Paid-in capital......................    411,371
                                                   --------
           NET ASSETS...........................   $452,197
                                                   ========
           PRIMARY A SHARES:
           Net asset value, offering and
             redemption price per share
             ($388,151,600 / 26,526,735 shares
             outstanding).......................     $14.63
                                                     ------
                                                     ------
           INVESTOR A SHARES:
           Net asset value and redemption price
             per share ($16,536,406 / 1,169,853
             shares outstanding)................     $14.14
                                                     ------
                                                     ------
           Maximum sales charge.................      5.75%
           Maximum offering price per share.....     $15.00
           INVESTOR B SHARES:
           Net asset value and offering price
             per share+ ($44,261,556 / 3,438,561
             shares outstanding)................     $12.87
                                                     ------
                                                     ------
           INVESTOR C SHARES:
           Net asset value and offering price
             per share+ ($3,247,682 / 250,856
             shares outstanding)................     $12.95
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $40,827 on investment securities was comprised of gross appreciation of $88,789 and gross depreciation of $47,962 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $445,322.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $72,231 and $88,002, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $91,107.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS
Nations Marsico 21st Century Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            COMMON STOCKS -- 88.4%
            AEROSPACE AND DEFENSE -- 5.0%
   14,068   Alliant Techsystems Inc.++...........   $  1,246
   51,206   Boeing Company.......................      2,852
                                                    --------
                                                       4,098
                                                    --------
            APPAREL AND TEXTILES -- 1.0%
   20,000   Nike, Inc., Class B..................        811
                                                    --------
            COMMERCIAL BANKING -- 4.8%
   87,304   Citigroup Inc. ......................      3,927
                                                    --------
            CONSUMER CREDIT AND MORTGAGES -- 9.3%
   35,308   Fannie Mae...........................      2,811
   66,810   USA Education Inc. ..................      4,853
                                                    --------
                                                       7,664
                                                    --------
            DIVERSIFIED MANUFACTURING -- 1.6%
   53,094   Delta and Pine Land Company..........      1,280
                                                    --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
    8,511   Calpine Corporation++(a).............        469
                                                    --------
            HEALTH SERVICES -- 2.6%
   24,172   Quest Diagnostics Inc.++.............      2,148
                                                    --------
            INTEGRATED OIL -- 7.9%
   80,000   BP Amoco plc, ADR....................      3,970
   58,462   Transocean Sedco Forex Inc. .........      2,534
                                                    --------
                                                       6,504
                                                    --------
            INVESTMENT SERVICES -- 7.2%
   40,000   Lehman Brothers Holdings Inc. .......      2,508
   61,276   Merrill Lynch & Company, Inc. .......      3,395
                                                    --------
                                                       5,903
                                                    --------
            LODGING AND RECREATION -- 0.3%
    5,257   Four Seasons Hotels Inc. ............        260
                                                    --------
            MEDICAL DEVICES AND SUPPLIES -- 12.3%
  224,751   Cytyc Corporation++(a)...............      3,708
   10,000   Enzon, Inc.++(a).....................        475
   86,719   Intermune Pharmaceuticals,
              Inc.++(a)..........................      1,821
  111,115   Priority Healthcare Corporation,
              Class B++..........................      4,194
                                                    --------
                                                      10,198
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            METALS AND MINING -- 3.2%
   19,608   Arch Coal, Inc. .....................   $    588
   85,902   Massey Energy Company................      2,055
                                                    --------
                                                       2,643
                                                    --------
            NATURAL GAS DISTRIBUTION -- 5.2%
   74,018   Enron Corporation....................      4,300
                                                    --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 3.5%
   33,060   Corning Inc. ........................        684
   38,416   QUALCOMM Inc.++......................      2,175
                                                    --------
                                                       2,859
                                                    --------
            OILFIELD SERVICES -- 9.0%
   75,000   Petroleum Geo-Services ASA, ADR++....        671
   96,330   Smith International, Inc.++..........      6,763
                                                    --------
                                                       7,434
                                                    --------
            PHARMACEUTICALS -- 10.1%
   43,016   Albany Molecular Research, Inc.++....      1,506
   25,636   Amgen Inc.++.........................      1,543
   36,520   Genentech, Inc.++....................      1,844
   34,444   Inspire Pharmaceuticals Inc.++.......        232
   42,573   Merck & Company, Inc. ...............      3,232
                                                    --------
                                                       8,357
                                                    --------
            SOFTWARE -- 1.2%
   35,144   Siebel Systems, Inc.++...............        956
                                                    --------
            SPECIALTY STORES -- 3.6%
   68,202   Home Depot, Inc. ....................      2,940
                                                    --------
            TOTAL COMMON STOCKS
            (Cost $76,031).......................     72,751
                                                    --------
PRINCIPAL
 AMOUNT
  (000)
---------
            SHORT TERM INVESTMENTS -- 10.1%
            (Cost $8,299)
            FEDERAL HOME LOAN BANK
              (FHLB) -- 10.1%
$   8,300   Discount note 04/02/01...............      8,298
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico 21st Century Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

SHARES                                              VALUE
 (000)                                              (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 8.8%
          (Cost $7,278)
  7,278   Nations Cash Reserves#................   $  7,278
                                                   --------
          TOTAL INVESTMENTS
          (Cost $91,608*)................  107.3%    88,327
                                                   --------
          OTHER ASSETS AND LIABLITIES
            (NET)........................  (7.3)%
          Receivable for investment securities
            sold................................   $  6,096
          Dividends receivable..................         21
          Collateral on securities loaned.......     (7,199)
          Investment advisory fee payable.......        (54)
          Administration fee payable............        (17)
          Shareholder servicing and distribution
            fees payable........................        (54)
          Due to custodian......................        (59)
          Payable for investment securities
            purchased...........................     (4,681)
          Accrued Trustees' fees and expenses...         (9)
          Accrued expenses and other
            liabilities.........................        (80)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................     (6,036)
                                                   --------
          NET ASSETS.....................  100.0%  $ 82,291
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold and foreign
            currencies and net other assets.....   $(27,839)
          Net unrealized depreciation of
            investments.........................     (3,281)
          Paid-in capital.......................    113,411
                                                   --------
          NET ASSETS............................   $ 82,291
                                                   ========


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($5,686,483 / 814,074 shares
            outstanding)........................      $6.99
                                                      -----
                                                      -----
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($19,643,966 / 2,819,358
            shares outstanding).................      $6.97
                                                      -----
                                                      -----
          Maximum sales charge..................      5.75%
          Maximum offering price per share......      $7.40
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($50,403,833 / 7,287,415
            shares outstanding).................      $6.92
                                                      -----
                                                      -----
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($6,556,984 / 948,028 shares
            outstanding)........................      $6.92
                                                      -----
                                                      -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $5,094 on investment securities was comprised of gross appreciation of $1,254 and gross depreciation of $6,348 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $93,421.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $6,095 and $5,258, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $7,199.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS
Nations Small Company Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            COMMON STOCKS -- 94.3%
            AEROSPACE AND DEFENSE -- 0.9%
  149,000   Triumph Group, Inc.(++).............   $   5,662
                                                   ---------
            AIRLINES -- 1.7%
  453,400   SkyWest, Inc. ......................      10,542
                                                   ---------
            APPAREL AND TEXTILES -- 3.2%
  136,300   Columbia Sportswear
              Company(++)(a)....................       6,200
   11,900   Polymer Group, Inc. ................          21
  504,050   Quiksilver, Inc.(++)................      13,383
  434,300   Tefron Ltd.(++).....................         825
                                                   ---------
                                                      20,429
                                                   ---------
            BEVERAGES -- 1.3%
  118,400   Constellation Brands, Inc.(++)......       8,495
                                                   ---------
            BROADCASTING AND CABLE -- 1.3%
  141,600   Entercom Communications
              Corporation(++)(a)................       5,565
  180,550   Salem Communications
              Corporation(++)...................       2,934
                                                   ---------
                                                       8,499
                                                   ---------
            CHEMICALS -- SPECIALTY -- 0.7%
  330,000   Agrium Inc. ........................       4,158
                                                   ---------
            COMMERCIAL BANKING -- 5.6%
  269,400   Boston Private Financial Holdings,
              Inc. .............................       4,782
  477,000   City National Corporation(a)........      18,321
  499,000   National Commerce Bancorporation....      12,381
                                                   ---------
                                                      35,484
                                                   ---------
            COMMERCIAL SERVICES -- 5.2%
  673,600   AHL Services, Inc.(++)..............       5,347
  239,700   Catalina Marketing
              Corporation(++)(a)................       7,807
  954,398   Encompass Services
              Corporation(++)...................       4,677
  274,700   HeadHunter.NET, Inc.(++)............       1,442
  224,000   Iron Mountain Inc.(++)..............       8,584
  394,800   SCB Computer Technology, Inc.(++)...         201
  412,800   Trammell Crow Company(++)...........       4,912
                                                   ---------
                                                      32,970
                                                   ---------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 1.4%
  300,012   Avocent Corporation(++).............       6,544
   65,900   Zebra Technologies Corporation,
              Class A(++).......................       2,512
                                                   ---------
                                                       9,056
                                                   ---------
            CONSTRUCTION -- 1.4%
  268,100   KB HOME.............................       8,751
                                                   ---------
            CONSUMER SERVICES -- 3.4%
  435,000   Career Education Corporation(++)....      21,859
                                                   ---------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 3.9%
  986,600   Aeroflex, Inc.(++)..................   $  10,174
  401,500   Anaren Microwave, Inc.(++)..........       5,044
  150,100   AstroPower, Inc.(++)(a).............       4,503
  162,700   Dionex Corporation(++)..............       5,115
                                                   ---------
                                                      24,836
                                                   ---------
            DIVERSIFIED MANUFACTURING -- 2.4%
  218,300   Actuant Corporation, Class A(a).....       3,547
  269,800   DDi Corporation(++)(a)..............       4,553
  281,800   Plexus Corporation(++)..............       7,221
                                                   ---------
                                                      15,321
                                                   ---------
            ELECTRICAL EQUIPMENT -- 0.4%
  309,900   APW Ltd.(++)........................       2,659
                                                   ---------
            ENERGY -- MISCELLANEOUS -- 2.8%
  281,800   Kinder Morgan Energy Partners,
              L.P.(a)...........................      17,782
                                                   ---------
            FINANCE -- MISCELLANEOUS -- 2.9%
  392,900   Affiliated Managers Group,
              Inc.(++)..........................      18,466
                                                   ---------
            HEALTH SERVICES -- 6.5%
   22,800   Lifepoint Hospitals, Inc.(++).......         815
  661,100   Orthodontic Centers of America,
              Inc.(++)(a).......................      13,553
  549,650   Province Healthcare Company(++).....      16,729
  127,000   Triad Hospitals, Inc.(++)(a)........       3,588
  853,200   US Oncology, Inc.(++)(a)............       6,932
                                                   ---------
                                                      41,617
                                                   ---------
            HOUSING AND FURNISHING -- 4.7%
  267,512   Ethan Allen Interiors Inc.(a).......       9,037
  460,300   Rent-A-Center, Inc.(++)(a)..........      21,145
                                                   ---------
                                                      30,182
                                                   ---------
            INSURANCE -- 2.1%
  276,397   Delphi Financial Group, Inc., Class
              A.................................       8,181
  148,400   Triad Guaranty Inc.(++).............       4,925
                                                   ---------
                                                      13,106
                                                   ---------
            LODGING AND RECREATION -- 1.4%
  666,150   Station Casinos, Inc.(++)(a)........       9,200
                                                   ---------
            MEDICAL DEVICES AND SUPPLIES -- 3.6%
  179,900   Ciphergen Biosystems, Inc.(++)......         798
  280,000   Cooper Companies, Inc. .............      13,259
  222,100   Datascope Corporation...............       8,037
  153,100   Exact Sciences Corporation(++)......       1,167
                                                   ---------
                                                      23,261
                                                   ---------
            METALS AND MINING -- 1.2%
  265,400   Mueller Industries, Inc.(++)........       7,973
                                                   ---------
            NATURAL GAS DISTRIBUTION -- 0.5%
   88,400   Energen Corporation.................       3,121
                                                   ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 5.6%
  489,200   AudioCodes Ltd.(++).................   $   4,342
  347,100   BreezeCOM Ltd.(++)..................       2,321
  930,300   C-COR Electronics(++)...............       6,220
  140,700   Harmonic Inc.(++)(a)................         791
  917,100   P-Com, Inc.(++).....................       1,175
  112,600   Plantronics, Inc.(++)...............       2,001
  335,000   Proxim, Inc.(++)....................       3,371
  961,950   REMEC, Inc.(++).....................       9,619
  376,700   Spectrian Corporation(++)(a)........       4,638
   27,600   Three-Five Systems, Inc.(++)........         337
   46,700   Tollgrade Communications,
              Inc.(++)..........................       1,203
                                                   ---------
                                                      36,018
                                                   ---------
            OILFIELD SERVICES -- 5.0%
  493,200   Marine Drilling Companies,
              Inc.(++)..........................      13,145
  256,700   Precision Drilling
              Corporation(++)...................       9,156
  321,600   UTI Energy Corporation(++)..........       9,728
                                                   ---------
                                                      32,029
                                                   ---------
            PHARMACEUTICALS -- 9.4%
  452,100   Allos Therapeutics Inc.(++).........       2,628
  373,800   Alpharma Inc., Class A(a)...........      12,238
   88,600   Human Genome Sciences, Inc.(a)......       4,076
  175,200   Introgen Therapeutics,
              Inc.(++)(a).......................         712
  591,247   Martek Biosciences
              Corporation(++)(a)................       9,164
  135,100   Medicis Pharmaceutical Corporation,
              Class A(++).......................       6,055
  115,900   Praecis Pharmaceuticals Inc.(++)....       2,311
  373,100   Shire Pharmaceuticals Group plc,
              ADR(++)(a)........................      16,322
  124,400   Tanox, Inc.(++)(a)..................       2,418
  353,579   Vical, Inc.(++).....................       3,381
                                                   ---------
                                                      59,305
                                                   ---------
            RESTAURANTS -- 4.1%
  347,500   CEC Entertainment Inc.(++)..........      15,411
  301,900   Jack in the Box Inc.(++)............       9,042
   66,200   Panera Bread Company, Class A(++)...       1,771
                                                   ---------
                                                      26,224
                                                   ---------
            SEMICONDUCTORS -- 2.4%
  233,800   Alpha Industries, Inc.(++)..........       3,682
  262,000   Camtek Ltd.(++).....................       1,212
   72,000   Cymer, Inc.(++).....................       1,557
  392,700   Sawtek Inc.(++).....................       6,996
  210,000   Sipex Corporation(++)(a)............       1,962
                                                   ---------
                                                      15,409
                                                   ---------
            SOFTWARE -- 5.5%
   60,000   Aspen Technology, Inc.(++)..........       1,433
  621,500   Dendrite International, Inc.(++)....       8,702
  412,500   Genomica Corporation(++)............       1,702
  389,765   Hyperion Solutions
              Corporation(++)...................       6,285
   92,100   Macrovision Corporation(++)(a)......       4,012
  228,100   OTG Software, Inc.(++)(a)...........       1,443
  695,200   Prosoft Training.Com(++)(a).........       5,474
  452,500   TTI Team Telecom International
              Ltd.(++)..........................       5,769
                                                   ---------
                                                      34,820
                                                   ---------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            SPECIALTY STORES -- 0.5%
  206,400   Cato Corporation....................   $   3,109
                                                   ---------
            TELECOMMUNICATIONS SERVICES -- 3.3%
  259,200   AirGate PCS, Inc.(++)...............       9,753
  324,400   Gilat Satellite Networks
              Ltd.(++)(a).......................       3,771
  910,300   Spectrasite Holdings, Inc.(++)(a)...       3,926
  107,900   Triton PCS Holdings, Inc., Class
              A(++).............................       3,594
                                                   ---------
                                                      21,044
                                                   ---------
            TOTAL COMMON STOCKS
            (Cost $574,666).....................     601,387
                                                   ---------
            WARRANTS -- 0.0%+
            (Cost $0++)
   25,000   Martek Biosciences Corporation......         146
                                                   ---------
 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 25.9%
       65   iShares Russell 2000 Growth Index
              Fund(a)...........................       3,562
       88   iShares Russell 2000 Index
              Fund(a)...........................       7,885
  154,171   Nations Cash Reserves#..............     154,171
                                                   ---------
            TOTAL INVESTMENT COMPANIES
            (Cost $167,184).....................     165,618
                                                   ---------
            TOTAL INVESTMENTS
            (Cost $741,850*).............  120.2%    767,151
                                                   ---------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (20.2)%
            Cash................................   $       1
            Receivable for investment securities
              sold..............................      19,662
            Receivable for Fund shares sold.....       1,036
            Dividends receivable................         107
            Interest receivable.................         181
            Collateral on securities loaned.....    (146,774)
            Payable for Fund shares redeemed....        (347)
            Investment advisory fee payable.....        (502)
            Administration fee payable..........        (135)
            Shareholder servicing and
              distribution fees payable.........         (46)
            Payable for investment securities
              purchased.........................      (1,950)
            Accrued Directors' fees and
              expenses..........................         (25)
            Accrued expenses and other
              liabilities.......................         (99)
                                                   ---------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................    (128,891)
                                                   ---------
            NET ASSETS...................  100.0%  $ 638,260
                                                   =========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold..................   $  (7,923)
            Net unrealized appreciation of
              investments.......................      25,301
            Paid-in capital.....................     620,882
                                                   ---------
            NET ASSETS..........................   $ 638,260
                                                   =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS
Nations Small Company Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001


                                                     VALUE
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($477,246,057 / 34,852,655 shares
              outstanding)......................      $13.69
                                                      ------
                                                      ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share
              ($146,456,937 / 10,834,444 shares
              outstanding)......................      $13.52
                                                      ------
                                                      ------
            Maximum sales charge................       5.75%
            Maximum offering price per share....      $14.34
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ ($11,744,023 / 898,126
              shares outstanding)...............      $13.08
                                                      ------
                                                      ------
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($2,812,849 / 212,148
              shares outstanding)...............      $13.26
                                                      ------
                                                      ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $20,690 on investment securities was comprised of gross appreciation of $153,142 and gross depreciation of $132,452 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $746,461.

 (++) Non-income producing security.

 (+) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $115,314 and $128,482, respectively.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $146,774.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2001

                                                                 CONVERTIBLE          BALANCED
                                                                  SECURITIES           ASSETS
                                                                -------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5, $4, $15,
  $41, $123, $0 and $0, respectively).......................    $        8,903     $        1,133
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $0, $0, $0, $0, $0, $26 and $55,
  respectively)+............................................                --                 --
Interest....................................................             7,651              3,117
Interest allocated from Portfolio+..........................                --                 --
Securities lending..........................................                --                  5
Expenses allocated from Portfolio+..........................                --                 --
                                                                --------------     --------------
    Total investment income.................................            16,554              4,255
                                                                --------------     --------------
EXPENSES:
Investment advisory fee.....................................             2,621                600
Administration fee..........................................               927                212
Transfer agent fees.........................................               135                 29
Custodian fees..............................................                38                 16
Legal and audit fees........................................                69                 45
Registration and filing fees................................                75                 35
Trustees'/Directors' fees and expenses......................                17                 17
Interest expense............................................                --*                --*
Printing expense............................................               119                127
Other.......................................................                37                  7
                                                                --------------     --------------
    Subtotal................................................             4,038              1,088
Shareholder servicing and distribution fees:
  Investor A Shares.........................................               858                 26
  Investor B Shares.........................................               254                462
  Investor C Shares.........................................                59                 10
  Seafirst Shares**.........................................                --                 --
                                                                --------------     --------------
    Total expenses..........................................             5,209              1,586
Fees waived by investment advisor, administrator and/or
  distributor...............................................               (12)              (179)
Fees reduced by credits allowed by the custodian............               (15)                (1)
                                                                --------------     --------------
    Net expenses............................................             5,182              1,406
                                                                --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................            11,372              2,849
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................            12,906              1,573
  Security transactions allocated from Portfolio+...........                --                 --
  Written options...........................................                --                 --
  Futures contracts.........................................                --                 --
  Foreign currency and net other assets.....................                --                 --
  Foreign currency and net other assets allocated from
    Portfolio+..............................................                --                 --
                                                                --------------     --------------
Net realized gain/(loss) on investments.....................            12,906              1,573
                                                                --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................           (60,106)            (2,109)
  Securities allocated from Portfolio (Note 10)+............                --                 --
  Futures contracts.........................................                --                 --
                                                                --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (60,106)            (2,109)
                                                                --------------     --------------
Net realized and unrealized gain/(loss) on investments......           (47,200)              (536)
                                                                --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $      (35,828)    $        2,313
                                                                ==============     ==============

---------------

 * Amount represents less than $500.

** Seafirst Shares converted into Investor A Shares on June 23, 2000.

 + Allocated from Growth & Income Master Portfolio and Blue Chip Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

        ASSET            EQUITY                           GROWTH &           BLUE
      ALLOCATION         INCOME           VALUE            INCOME            CHIP
--------------------------------------------------------------------------------------
    $        2,495   $        9,470   $       27,409   $           --   $           --
                --               --               --            3,279            9,415
            11,504              652            1,310               --               --
                --               --               --            3,262            1,368
                --               13              180               --               --
                --               --               --           (5,311)          (6,551)
    --------------   --------------   --------------   --------------   --------------
            13,999           10,135           28,899            1,230            4,232
    --------------   --------------   --------------   --------------   --------------
             2,648            2,923            8,462               --               --
               937            1,207            2,994              800            1,656
               135              157              392              363              328
                33               35               93               --               --
                71               68               74               50               62
                41               35               59               76               59
                17               17               17               17               17
                 1               27               32               --               --
               201              101              113              138              133
                14               23               21               --               20
    --------------   --------------   --------------   --------------   --------------
             4,098            4,593           12,257            1,444            2,275
               555               70              200              459            1,675
             1,184              597            1,080            2,911              858
                26               37               94              370              188
               117               --               --               --              265
    --------------   --------------   --------------   --------------   --------------
             5,980            5,297           13,631            5,184            5,261
              (200)             (17)              --               --             (283)
                (6)              (4)             (16)              --               --
    --------------   --------------   --------------   --------------   --------------
             5,774            5,276           13,615            5,184            4,978
    --------------   --------------   --------------   --------------   --------------
             8,225            4,859           15,284           (3,954)            (746)
    --------------   --------------   --------------   --------------   --------------
            (3,168)          25,883          274,996               --               --
                --               --               --          (51,334)          (6,956)
                --               --               --               --               --
              (458)              --           (4,402)              --               --
                --               --               --               --               --
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
            (3,626)          25,883          270,594          (51,334)          (6,956)
    --------------   --------------   --------------   --------------   --------------
           (44,921)        (130,290)        (301,954)              --               --
                --               --               --         (164,423)        (220,399)
              (171)              --               --               --               --
    --------------   --------------   --------------   --------------   --------------
           (45,092)        (130,290)        (301,954)        (164,423)        (220,399)
    --------------   --------------   --------------   --------------   --------------
           (48,718)        (104,407)         (31,360)        (215,757)        (227,355)
    --------------   --------------   --------------   --------------   --------------
    $      (40,493)  $      (99,548)  $      (16,076)  $     (219,711)  $     (228,101)
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS  (CONTINUED)
For the year ended March 31, 2001

                                                                  STRATEGIC          CAPITAL
                                                                    GROWTH            GROWTH
                                                                 ------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $19, $2, $1,
  $0, $4, $5 and $2, respectively)..........................    $        8,082    $        4,409
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $0, $0, $0, $152, $0, $0 and $0,
  respectively)+............................................                --                --
Interest....................................................             2,395               975
Interest allocated from Portfolio+..........................                --                --
Securities lending..........................................                53                47
Expenses allocated from Portfolio+..........................                --                --
                                                                --------------    --------------
    Total investment income.................................            10,530             5,431
                                                                --------------    --------------
EXPENSES:
Investment advisory fee.....................................             8,006             5,352
Administration fee..........................................             2,833             1,894
Transfer agent fees.........................................               361               245
Custodian fees..............................................                85                59
Legal and audit fees........................................                82                70
Registration and filing fees................................               170                63
Trustees'/Directors' fees and expenses......................                17                17
Interest expense............................................                 1                 6
Printing expense............................................                83                78
Other.......................................................                 6                --
                                                                --------------    --------------
    Subtotal................................................            11,644             7,784
Shareholder servicing and distribution fees:
  Investor A Shares.........................................                29               127
  Investor B Shares.........................................                70               652
  Investor C Shares.........................................                23                45
                                                                --------------    --------------
    Total expenses..........................................            11,766             8,608
Fees waived by investment advisor...........................                --                --
Fees reduced by credits allowed by the custodian............                (8)               (1)
                                                                --------------    --------------
  Net expenses..............................................            11,758             8,607
                                                                --------------    --------------
NET INVESTMENT INCOME/(LOSS)................................            (1,228)           (3,176)
                                                                --------------    --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................           (84,919)          150,683
  Security transactions allocated from Porfolio+............                --                --
  Written options...........................................                --                --
  Futures contracts.........................................                --                --
  Foreign currency and net other assets.....................                --                --
  Foreign currency and net other assets allocated from
    Portfolio+..............................................                --                --
                                                                --------------    --------------
Net realized gain/(loss) on investments.....................           (84,919)          150,683
                                                                --------------    --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................          (279,463)         (423,082)
  Securities allocated from Portfolio (Note 10)+............                --                --
  Futures contracts.........................................                --                --
                                                                --------------    --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (279,463)         (423,082)
                                                                --------------    --------------
Net realized and unrealized gain/(loss) on investments......          (364,382)         (272,399)
                                                                --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $     (365,610)   $     (275,575)
                                                                ==============    ==============

---------------

  * Amount represents less than $500.

  + Allocated from Focused Equities Master Portfolio.

(a) 21st Century commenced operations on April 10, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

      AGGRESSIVE        FOCUSED           MIDCAP            21ST            SMALL
        GROWTH          EQUITIES          GROWTH         CENTURY(A)        COMPANY
--------------------------------------------------------------------------------------
    $        1,139   $           --   $          748   $          324   $        2,310
                --           12,049               --               --               --
               296               --            1,606              560            2,813
                --           11,269               --               --               --
                37               --              134               12              392
                --          (19,502)              --               --               --
    --------------   --------------   --------------   --------------   --------------
             1,472            3,816            2,488              896            5,515
    --------------   --------------   --------------   --------------   --------------
             1,972               --            2,271              710            7,844
               698            2,942              804              218            2,004
                91            1,503              105               45              259
                34               --               28                8               60
                70               70               64               90               72
                45              194               68              144               26
                17               17               17               17               17
                --               --               --               --              --*
                93              388               74               53              119
                 4               --                5                4              105
    --------------   --------------   --------------   --------------   --------------
             3,024            5,114            3,436            1,289           10,506
                95            1,680               52               60              502
               301            9,394              500              575              139
                11            2,511               33               73               35
    --------------   --------------   --------------   --------------   --------------
             3,431           18,699            4,021            1,997           11,182
                --               --               --               --             (496)
                (2)              --               (5)              (7)              (4)
    --------------   --------------   --------------   --------------   --------------
             3,429           18,699            4,016            1,990           10,682
    --------------   --------------   --------------   --------------   --------------
            (1,957)         (14,883)          (1,528)          (1,094)          (5,167)
    --------------   --------------   --------------   --------------   --------------
            27,539               --           44,773          (27,839)          49,901
                --         (257,147)              --               --               --
                --               --               --               --               --
                --               --               --               --               --
                --               --               --               --               --
                --               (2)              --               (2)              --
    --------------   --------------   --------------   --------------   --------------
            27,539         (257,149)          44,773          (27,841)          49,901
    --------------   --------------   --------------   --------------   --------------
          (148,812)              --         (136,460)          (3,281)        (342,864)
                --         (573,763)              --               --               --
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
          (148,812)        (573,763)        (136,460)          (3,281)        (342,864)
    --------------   --------------   --------------   --------------   --------------
          (121,273)        (830,912)         (91,687)         (31,122)        (292,963)
    --------------   --------------   --------------   --------------   --------------
    $     (123,230)  $     (845,795)  $      (93,215)  $      (32,216)  $     (298,130)
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                       CONVERTIBLE SECURITIES                            BALANCED ASSETS
                                          ------------------------------------------------       -------------------------------
                                           YEAR ENDED        PERIOD ENDED      PERIOD ENDED       YEAR ENDED         YEAR ENDED
                                            3/31/01            3/31/00          5/14/99(A)         3/31/01            3/31/00
                                            ---------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income / (loss).......    $       11,372     $        7,795    $        2,273    $        2,849     $        2,556
Net realized gain / (loss) on
  investments........................            12,906             69,747            12,894    $        1,573              1,268
Net change in unrealized
  appreciation / (depreciation) of
  investments........................           (60,106)            26,348             6,835    $       (2,109)            (3,486)
                                         --------------     --------------    --------------    --------------     --------------
Net increase / (decrease) in net
  assets resulting from operations...           (35,828)           103,890            22,002             2,313                338
Distributions to shareholders from
  net investment income:
  Primary A Shares...................            (1,035)              (204)               --              (894)            (1,132)
  Primary B Shares...................                --                 --            (2,168)               --                 --
  Investor A Shares..................           (10,397)            (7,793)              (17)             (285)              (381)
  Investor B Shares..................              (679)              (117)              (21)             (855)            (1,144)
  Investor C Shares..................              (149)               (47)               --               (22)               (27)
  Seafirst Shares**..................                --                 --                --                --                 --
Distributions to shareholders from
  net realized gain on investments:
  Primary A Shares...................            (3,939)              (577)               --                --                 --
  Primary B Shares...................                --                 --                --                --                 --
  Investor A Shares..................           (68,053)           (23,353)               --                --                 --
  Investor B Shares..................            (3,817)              (449)               --                --                 --
  Investor C Shares..................              (930)              (150)               --                --                 --
  Seafirst Shares**..................                --                 --                --                --                 --
Distributions to shareholders in
  excess of net realized gain on
  investments:
  Primary A Shares...................               (73)                --                --                --                 --
  Primary B Shares...................                --                 --                --                --                 --
  Investor A Shares..................            (1,257)                --                --                --                 --
  Investor B Shares..................               (71)                --                --                --                 --
  Investor C Shares..................               (17)                --                --                --                 --
  Seafirst Shares**..................                --                 --                --                --                 --
Net increase / (decrease) in net
  assets from Fund share
  transactions.......................           179,935            (34,193)          (22,853)           (8,475)           (41,140)
                                         --------------     --------------    --------------    --------------     --------------
Net increase / (decrease) in net
  assets.............................            53,690             37,007            (3,057)           (8,218)           (43,486)
NET ASSETS:
Beginning of period..................           397,384            360,377           363,434           101,215            144,701
                                         --------------     --------------    --------------    --------------     --------------
End of period........................    $      451,074     $      397,384    $      360,377    $       92,997     $      101,215
                                         ==============     ==============    ==============    ==============     ==============
Undistributed net investment income /
  (loss) / (distributions in excess
  of net investment income) at end of
  period.............................    $           (3)    $        1,161    $        1,527    $          929     $          134
                                         ==============     ==============    ==============    ==============     ==============

---------------

 **  Seafirst Shares converted into Investor A Shares on June 23, 2000.

 (a) Represents financial information for the Pacific Horizon Capital Income Fund, which was reorganized into Convertible Securities on May 21, 1999.

 (b) Represents financial information for the Pacific Horizon Asset Allocation Fund, which was reorganized into Asset Allocation on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

                     ASSET ALLOCATION                            EQUITY INCOME                         VALUE
                                                        -------------------------------   -------------------------------
----------------------------------------------------
       YEAR ENDED      PERIOD ENDED     PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
        3/31/01          3/31/00         5/14/99(B)        3/31/01          3/31/00          3/31/01          3/31/00
-------------------------------------------------------------------------------------------------------------------------
     $        8,225   $        7,051   $        1,317   $        4,859   $        7,014   $       15,284   $       10,874
             (3,626)          23,761            9,905           25,883            8,707          270,594          358,083
            (45,092)           5,470            1,712         (130,290)          16,930         (301,954)        (366,372)
     --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (40,493)          36,282           12,934          (99,548)          32,651          (16,076)           2,585
               (436)            (208)              --           (4,453)          (6,631)         (14,824)         (10,165)
                 --               --             (352)              --               --               --               --
             (4,946)          (1,207)             (27)            (219)            (457)            (865)            (456)
             (1,703)            (937)              (8)            (107)            (334)            (489)             (18)
                (39)             (18)          (1,429)              (6)             (18)             (42)              (1)
             (1,266)          (4,797)              --               --               --               --               --
               (798)            (430)              --          (21,098)          (6,078)        (264,210)        (181,165)
                 --               --               --               --               --               --               --
             (8,723)          (2,658)              --           (1,347)            (521)         (18,874)         (13,331)
             (6,200)          (3,480)              --           (2,793)          (1,172)         (25,721)         (15,816)
               (134)             (64)              --             (166)             (64)          (2,211)          (1,251)
             (7,245)          (8,339)              --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
             (5,074)         116,201              (22)           8,302         (247,899)        (163,608)        (504,038)
     --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (77,057)         130,345           11,096         (121,435)        (230,523)        (506,920)        (723,656)
            428,701          298,356          287,260          509,379          739,902        1,518,870        2,242,526
     --------------   --------------   --------------   --------------   --------------   --------------   --------------
     $      351,644   $      428,701   $      298,356   $      387,944   $      509,379   $    1,011,950   $    1,518,870
     ==============   ==============   ==============   ==============   ==============   ==============   ==============
     $          233   $          405   $          499   $           --   $           --   $           --   $          234
     ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                   GROWTH & INCOME                                 BLUE CHIP
                                           -------------------------------      -----------------------------------------------
                                            YEAR ENDED         YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                             3/31/01           3/31/00(A)         3/31/01           3/31/00          5/14/99(B)
                                             ---------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income / (loss)........    $       (3,954)    $       (3,482)   $         (746)   $          163    $          218
Net realized gain / (loss) on
  investments.........................                --             (2,435)#              --                --                --
Net realized gain / (loss) on
  investments allocated from
  Portfolio+..........................           (51,334)             9,153            (6,956)           79,588            53,032
Net change in unrealized
  appreciation / (depreciation) of
  investments.........................                --            257,111#               --                --                --
Net change in unrealized
  appreciation / (depreciation) of
  investments allocated from
  Portfolio+..........................          (164,423)          (121,686)         (220,399)           44,368            10,012
                                          --------------     --------------    --------------    --------------    --------------
Net increase / (decrease) in net
  assets resulting from operations....          (219,711)           138,661          (228,101)          124,119            63,262
Distributions to shareholders from net
  investment income:
  Primary A Shares....................                --                 --               (19)              (28)               --
  Primary B Shares....................                --                 --                --                --                --
  Investor A Shares...................                --                 --               (47)               --                (3)
  Investor B Shares...................                --                 --                --*               --                --
  Investor C Shares...................                --                 --                --*               --                --
  Seafirst Shares**...................                --                 --                --              (438)             (343)
Distributions to shareholders from net
  realized gain on investments:***
  Primary A Shares....................              (865)              (175)           (2,146)           (2,964)               --
  Primary B Shares....................                --                 --                --                --                --
  Investor A Shares...................            (1,389)              (156)          (27,997)          (34,227)               --
  Investor B Shares...................            (2,398)              (353)           (5,094)           (4,060)               --
  Investor C Shares...................              (290)               (19)           (1,125)           (1,239)               --
  Seafirst Shares**...................                --                 --           (25,348)          (45,811)               --
Distributions to shareholders in
  excess of net realized gain on
  investments:
  Primary A Shares....................                --                 --              (434)               --                --
  Primary B Shares....................                --                 --                --                --                --
  Investor A Shares...................                --                 --            (5,657)               --                --
  Investor B Shares...................                --                 --            (1,030)               --                --
  Investor C Shares...................                --                 --              (227)               --                --
  Seafirst Shares**...................                --                 --            (5,122)               --                --
Net increase / (decrease) in net
  assets from Fund share
  transactions........................           111,917            293,210            54,974            54,280            (4,053)
                                          --------------     --------------    --------------    --------------    --------------
Net increase / (decrease) in net
  assets..............................          (112,736)           431,168          (247,373)           89,632            58,863
NET ASSETS:
Beginning of period...................           629,279            198,111           993,110           903,478           844,615
                                          --------------     --------------    --------------    --------------    --------------
End of period.........................    $      516,543     $      629,279    $      745,737    $      993,110    $      903,478
                                          ==============     ==============    ==============    ==============    ==============
Undistributed net investment
  income / (loss) / (distributions in
  excess of net investment income) at
  end of period.......................    $           --     $           (3)   $           (4)   $           71    $          152
                                          ==============     ==============    ==============    ==============    ==============

---------------

  * Amount represents less than $500.

 ** Seafirst Shares converted into Investor A Shares on June 23, 2000.

 *** Amount includes distributions in excess of realized gains in the amount of $3,275 for Aggressive Growth during March 31, 2000 fiscal year.

 # Amount represents results from operations prior to conversion to master-feeder structure.

 + Allocated from Growth & Income Master Portfolio and Blue Chip Master
   Portfolio, respectively.

 (a) As of October 8, 1999, Growth & Income converted to a master-feeder structure.

 (b) Represents financial information for the Pacific Horizon Blue Chip Fund, which was reorganized into Blue Chip on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

         STRATEGIC GROWTH
                                              CAPITAL GROWTH                   AGGRESSIVE GROWTH
----------------------------------    -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/01          3/31/00          3/31/01          3/31/00          3/31/01          3/31/00
-------------------------------------------------------------------------------------------------------
    $       (1,228)  $         (503)  $       (3,176)  $       (4,116)  $       (1,957)  $          100
           (84,919)           2,255          150,683           91,754           27,539           30,721
                --               --               --               --               --               --
          (279,463)         123,466         (423,082)         140,970         (148,812)         (33,570)
                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
          (365,610)         125,218         (275,575)         228,608         (123,230)          (2,749)
              (560)              --               --               --               --              (82)
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
            (1,357)          (4,912)        (132,800)         (50,238)         (20,611)         (48,417)
                --               --               --               --               --               --
               (10)              (4)          (9,887)          (3,711)          (3,755)          (7,321)
                (8)              (3)         (13,119)          (4,876)          (3,043)          (6,431)
                (3)              (2)            (895)            (309)            (104)            (220)
                --               --               --               --               --               --
                --               --               --               --           (6,485)              --
                --               --               --               --               --               --
                --               --               --               --           (1,182)              --
                --               --               --               --             (957)              --
                --               --               --               --              (33)              --
                --               --               --               --               --               --
           698,100          485,146           86,769          (71,428)        (106,263)         (49,719)
    --------------   --------------   --------------   --------------   --------------   --------------
           330,552          605,443         (345,507)          98,046         (265,663)        (114,939)
           872,266          266,823          958,853          860,807          417,019          531,958
    --------------   --------------   --------------   --------------   --------------   --------------
    $    1,202,818   $      872,266   $      613,346   $      958,853   $      151,356   $      417,019
    ==============   ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $           --   $           --   $           --   $          (26)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                       FOCUSED EQUITIES
                                                                -------------------------------
                                                                  YEAR ENDED       YEAR ENDED
                                                                   3/31/01         3/31/00(A)
                                                                -------------------------------
(IN THOUSANDS)
Net investment income / (loss)..............................    $      (14,883)  $      (12,382)
Net realized gain / (loss) on investments...................                --           (5,148)#
Net realized gain / (loss) on investments allocated from
  Portfolio+................................................          (257,149)          22,127
Net change in unrealized appreciation / (depreciation) of
  investments...............................................                --           40,122#
Net change in unrealized appreciation / (depreciation) of
  investments allocated from Portfolio+.....................          (573,763)         376,082
                                                                --------------   --------------
Net increase / (decrease) in net assets resulting from
  operations................................................          (845,795)         420,801
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --               --
  Primary B Shares..........................................                --               --
  Investor A Shares.........................................                --               --
  Investor B Shares.........................................                --               --
  Investor C Shares.........................................                --               --
  Seafirst Shares**.........................................                --               --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,258)          (1,702)
  Primary B Shares..........................................                --               --
  Investor A Shares.........................................            (2,722)          (3,761)
  Investor B Shares.........................................            (3,996)          (5,232)
  Investor C Shares.........................................            (1,029)            (435)
  Seafirst Shares**.........................................                --               --
Net increase / (decrease) in net assets from Fund share
  transactions..............................................           377,702        1,194,947
                                                                --------------   --------------
Net increase / (decrease) in net assets.....................          (477,098)       1,604,618
NET ASSETS:
Beginning of period.........................................         2,268,260          663,642
                                                                --------------   --------------
End of period...............................................    $    1,791,162   $    2,268,260
                                                                ==============   ==============
Undistributed net investment income / (loss) /(distributions
  in excess of net investment income) at end of period......    $           --   $           --
                                                                ==============   ==============

---------------

 ** Seafirst Shares converted into Investor A Shares on June 23, 2000.

 # Amount represents results from operations prior to conversion to master-feeder structure.

 + Allocated from Focused Equities Master Portfolio.

 (a) As of October 8, 1999, Focused Equities converted to a master-feeder structure.

 (b) 21st Century commenced operations on April 10, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

             MIDCAP GROWTH             21ST CENTURY             SMALL COMPANY
    -------------------------------   --------------   -------------------------------
      YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
       3/31/01          3/31/00         3/31/01(B)        3/31/01          3/31/00
--------------------------------------------------------------------------------------
    $       (1,528)  $       (1,619)  $       (1,094)  $       (5,167)  $       (4,427)
            44,773           45,199          (27,841)          49,901           94,410
                --               --               --               --               --
          (136,460)         110,683           (3,281)        (342,864)         342,129
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
           (93,215)         154,263          (32,216)        (298,130)         432,112
                --               --               --               --               --
                --               --               --               --               --
                --               --               --               --               --
                --               --               --               --               --
                --               --               --               --               --
                --               --               --               --               --
           (49,056)          (7,942)              --          (70,449)            (682)
                --               --               --               --               --
            (4,105)            (711)              --          (22,843)            (268)
           (10,018)          (1,551)              --           (1,589)             (12)
              (640)             (71)              --             (406)              (4)
                --               --               --               --               --
           252,305          (17,593)         114,507          121,000          128,329
    --------------   --------------   --------------   --------------   --------------
            95,271          126,395           82,291         (272,417)         559,475
           356,926          230,531               --          910,677          351,202
    --------------   --------------   --------------   --------------   --------------
    $      452,197   $      356,926   $       82,291   $      638,260   $      910,677
    ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $           --   $           --   $           --
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                     CONVERTIBLE SECURITIES
                                                   YEAR ENDED             PERIOD ENDED            PERIOD ENDED
                                                 MARCH 31, 2001          MARCH 31, 2000         MAY 14, 1999(A)
                                               ------------------      ------------------      ------------------
                                               SHARES    DOLLARS       SHARES    DOLLARS       SHARES    DOLLARS
                                               ------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold.......................................   4,303    $ 74,930         738    $ 13,925          --    $     --
  Issued as reinvestment of dividends........      56         979          15         284          --          --
  Redeemed...................................    (263)     (4,739)       (136)     (2,464)         --          --
                                               ------    --------      ------    --------      ------    --------
  Net increase/(decrease)....................   4,096    $ 71,170         617    $ 11,745          --    $     --
                                               ======    ========      ======    ========      ======    ========
INVESTOR A SHARES:
  Sold.......................................   1,877    $ 34,026         859    $ 16,460         249    $  4,450
  Issued as reinvestment of dividends........   4,124      74,335       1,556      28,423         110       1,937
  Redeemed...................................  (2,979)    (54,653)     (4,975)    (94,506)     (1,666)    (29,719)
                                               ------    --------      ------    --------      ------    --------
  Net increase/(decrease)....................   3,022    $ 53,708      (2,560)   $(49,623)     (1,307)   $(23,332)
                                               ======    ========      ======    ========      ======    ========
INVESTOR B SHARES:
  Sold.......................................   2,606    $ 46,115         294    $  5,681          52    $    918
  Issued as reinvestment of dividends........     241       4,250          30         541           1          17
  Redeemed...................................    (227)     (3,928)        (58)     (1,115)         (6)       (113)
                                               ------    --------      ------    --------      ------    --------
  Net increase/(decrease)....................   2,620    $ 46,437         266    $  5,107          47    $    822
                                               ======    ========      ======    ========      ======    ========
INVESTOR C SHARES:
  Sold.......................................     486    $  8,810          72    $  1,364          23    $    417
  Issued as reinvestment of dividends........      52         935          11         196           1          21
  Redeemed...................................     (64)     (1,125)       (158)     (2,982)        (43)       (781)
                                               ------    --------      ------    --------      ------    --------
  Net increase/(decrease)....................     474    $  8,620         (75)   $ (1,422)        (19)   $   (343)
                                               ======    ========      ======    ========      ======    ========
  Total net increase/(decrease)..............  10,212    $179,935      (1,752)   $(34,193)     (1,279)   $(22,853)
                                               ======    ========      ======    ========      ======    ========

---------------

(a) Represents financial information from March 1, 1999 for the Pacific Horizon Capital Income Fund, which was reorganized into Convertible Securities on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

                                                                           BALANCED ASSETS
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2001          MARCH 31, 2000
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     258    $  2,661         149    $  1,589
  Issued as reinvestment of dividends.......................      77         773          93         950
  Redeemed..................................................    (514)     (5,322)     (1,371)    (14,441)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (179)   $ (1,888)     (1,129)   $(11,902)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     663    $  6,848         123    $  1,296
  Issued as reinvestment of dividends.......................      26         262          34         352
  Redeemed..................................................    (266)     (2,733)     (1,072)    (11,093)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     423    $  4,377        (915)   $ (9,445)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     230    $  2,346         418    $  4,430
  Issued as reinvestment of dividends.......................      81         811         106       1,091
  Redeemed..................................................  (1,427)    (14,539)     (2,433)    (25,045)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,116)   $(11,382)     (1,909)   $(19,524)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      96    $    979          23    $    242
  Issued as reinvestment of dividends.......................       2          22           3          27
  Redeemed..................................................     (58)       (583)        (52)       (538)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      40    $    418         (26)   $   (269)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (832)   $ (8,475)     (3,979)   $(41,140)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            ASSET ALLOCATION
                                                          YEAR ENDED           PERIOD ENDED         PERIOD ENDED
                                                        MARCH 31, 2001        MARCH 31, 2000      MAY 14, 1999(A)
                                                      -------------------    -----------------    ----------------
                                                      SHARES     DOLLARS     SHARES   DOLLARS     SHARES   DOLLARS
                                                      ------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold..............................................       84   $   1,988       677   $ 15,720       --    $    --
  Issued in exchange for assets of Boatmen's Trust
    Company Balanced Investment Fund (Note 10)......      595      13,617        --         --       --         --
  Issued as reinvestment of dividends...............       38         851        16        366       --         --
  Redeemed..........................................     (723)    (17,027)      (55)    (1,271)      --         --
                                                      -------   ---------    ------   --------     ----    -------
  Net increase/(decrease)...........................       (6)  $    (571)      638   $ 14,815       --    $    --
                                                      =======   =========    ======   ========     ====    =======
INVESTOR A SHARES:
  Sold..............................................    8,718   $ 203,704       301   $  7,189      129    $ 3,014
  Issued in exchange for:...........................       --
    A Shares of Time Horizon Portfolio I (Note
      10)...........................................       --          --       336      7,832       --         --
    A Shares of Time Horizon Portfolio II (Note
      10)...........................................       --          --       489     11,379       --         --
    A Shares of Time Horizon Portfolio III (Note
      10)...........................................       --          --       529     12,317       --         --
  Issued as reinvestment of dividends...............      592      13,217       153      3,514       15        338
  Redeemed..........................................   (1,339)    (30,373)   (1,468)   (34,435)    (261)    (6,117)
                                                      -------   ---------    ------   --------     ----    -------
  Net increase/(decrease)...........................    7,971   $ 186,548       340   $  7,796     (117)   $(2,765)
                                                      =======   =========    ======   ========     ====    =======
INVESTOR B SHARES:
  Sold..............................................      713   $  16,349     1,127   $ 26,086      199    $ 4,627
  Issued in exchange for:
    B Shares of Time Horizon Portfolio I (Note
      10)...........................................       --          --     1,063     24,689       --         --
    B Shares of Time Horizon Portfolio II (Note
      10)...........................................       --          --     1,381     32,027       --         --
    B Shares of Time Horizon Portfolio III (Note
      10)...........................................       --          --     1,641     38,074       --         --
  Issued as reinvestment of dividends...............      306       6,828       159      3,640        1         27
  Redeemed..........................................     (856)    (19,326)     (797)   (18,438)      (6)      (130)
                                                      -------   ---------    ------   --------     ----    -------
  Net increase/(decrease)...........................      163   $   3,851     4,574   $106,078      194    $ 4,524
                                                      =======   =========    ======   ========     ====    =======
INVESTOR C SHARES:
  Sold..............................................       42   $     963        77   $  1,782       26    $   611
  Issued in exchange for:
    K Shares of Time Horizon Portfolio I (Note
      10)...........................................       --          --       --*         11       --         --
    K Shares of Time Horizon Portfolio II (Note
      10)...........................................       --          --       --*          8       --         --
    K Shares of Time Horizon Portfolio III (Note
      10)...........................................       --          --       --*          1       --         --
  Issued as reinvestment of dividends...............        7         164         3         82       --          8
  Redeemed..........................................      (19)       (440)      (84)    (1,978)      (7)      (176)
                                                      -------   ---------    ------   --------     ----    -------
  Net increase/(decrease)...........................       30   $     687        (4)  $    (94)      19    $   443
                                                      =======   =========    ======   ========     ====    =======
SEAFIRST SHARES:**
  Sold..............................................        3   $  (1,244)      118   $  2,600      211    $ 3,725
  Issued as reinvestment of dividends...............      511       8,511       763     13,135       82      1,428
  Redeemed..........................................  (11,904)   (202,856)   (1,584)   (28,129)    (418)    (7,377)
                                                      -------   ---------    ------   --------     ----    -------
  Net increase/(decrease)...........................  (11,390)  $(195,589)     (703)  $(12,394)    (125)   $(2,224)
                                                      =======   =========    ======   ========     ====    =======
  Total net increase/(decrease).....................   (3,232)  $  (5,074)    4,845   $116,201      (29)   $   (22)
                                                      =======   =========    ======   ========     ====    =======

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 ** Seafirst Shares converted into Investor A Shares on June 23, 2000.

 (a) Represents financial information from March 1, 1999 for the Pacific Horizon Asset Allocation Fund, which was reorganized into Asset Allocation on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

                                                                              EQUITY INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    4,627    $  46,558        3,880    $  45,563
  Issued in exchange for assets of Boatmen's Trust Company
    Equity Income Fund (Note 10)............................    8,529       95,694           --           --
  Issued in exchange for assets of BCA Equity Income Fund
    (Note 10)...............................................    8,236       92,411           --           --
  Issued as reinvestment of dividends.......................       67          693           45          515
  Redeemed..................................................  (19,102)    (205,163)     (20,182)    (237,504)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,357    $  30,193      (16,257)   $(191,426)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    2,329    $  25,364          516    $   6,159
  Issued as reinvestment of dividends.......................      134        1,369           76          886
  Redeemed..................................................   (2,914)     (31,664)      (2,210)     (26,050)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (451)   $  (4,931)      (1,618)   $ (19,005)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       76    $     802          160    $   1,918
  Issued as reinvestment of dividends.......................      264        2,696          124        1,422
  Redeemed..................................................   (1,855)     (19,717)      (3,384)     (39,252)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,515)   $ (16,219)      (3,100)   $ (35,912)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       18    $     194           19    $     226
  Issued as reinvestment of dividends.......................       16          163            7           82
  Redeemed..................................................     (100)      (1,098)        (158)      (1,864)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (66)   $    (741)        (132)   $  (1,556)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................      325    $   8,302      (21,107)   $(247,899)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                  VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   13,724    $ 187,454        6,945    $ 118,586
  Issued in exchange for assets of Boatmen's Trust Company
    Equity Value Fund (Note 10).............................    8,401      119,967           --           --
  Issued in exchange for assets of Bank IV Kansas Stock Fund
    (Note 10)...............................................    3,322       47,444           --           --
  Issued as reinvestment of dividends.......................   10,399      140,495        4,592       79,800
  Redeemed..................................................  (47,130)    (650,863)     (38,909)    (661,959)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (11,284)   $(155,503)     (27,372)   $(463,573)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    2,029    $  28,207        3,144    $  54,395
  Issued as reinvestment of dividends.......................    1,270       17,208          702       12,174
  Redeemed..................................................   (3,772)     (52,575)      (5,568)     (94,505)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (473)   $  (7,160)      (1,722)   $ (27,936)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      461    $   6,099          968    $  17,110
  Issued as reinvestment of dividends.......................    1,878       24,984          889       15,224
  Redeemed..................................................   (2,419)     (32,995)      (2,666)     (44,195)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (80)   $  (1,912)        (809)   $ (11,861)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      105    $   1,395          105    $   1,806
  Issued as reinvestment of dividends.......................      165        2,187           71        1,219
  Redeemed..................................................     (199)      (2,615)        (221)      (3,693)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       71    $     967          (45)   $    (668)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (11,766)   $(163,608)     (29,948)   $(504,038)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

                                                                          GROWTH & INCOME
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 2001        MARCH 31, 2000
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,718    $ 68,304     6,082    $110,230
  Issued as reinvestment of dividends.......................      22         394         7         118
  Redeemed..................................................  (3,568)    (64,897)   (4,363)    (78,685)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     172    $  3,801     1,726    $ 31,663
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................   7,578    $138,255     6,807    $128,700
  Issued as reinvestment of dividends.......................      63       1,161         6          95
  Redeemed..................................................  (4,748)    (85,066)   (1,580)    (28,598)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................   2,893    $ 54,350     5,233    $100,197
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................   4,479    $ 82,747     8,825    $156,540
  Issued as reinvestment of dividends.......................     123       2,210        21         328
  Redeemed..................................................  (2,475)    (42,741)   (1,190)    (21,099)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................   2,127    $ 42,216     7,656    $135,769
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,144    $ 20,876     1,506    $ 27,336
  Issued as reinvestment of dividends.......................      13         244         1          15
  Redeemed..................................................    (566)     (9,570)      (94)     (1,770)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     591    $ 11,550     1,413    $ 25,581
                                                              ======    ========    ======    ========
  Total net increase/(decrease).............................   5,783    $111,917    16,028    $293,210
                                                              ======    ========    ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          BLUE CHIP
                                                YEAR ENDED               PERIOD ENDED              PERIOD ENDED
                                              MARCH 31, 2001            MARCH 31, 2000           MAY 14, 1999(a)
                                           --------------------       -------------------       ------------------
                                           SHARES      DOLLARS        SHARES     DOLLARS        SHARES    DOLLARS
                                           -----------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold...................................    1,128    $  35,311        1,263    $  45,270          --     $     --
  Issued as reinvestment of dividends....       37        1,238           33        1,102          --           --
  Redeemed...............................     (281)      (9,285)        (321)     (11,193)         --           --
                                           -------    ---------       ------    ---------        ----     --------
  Net increase/(decrease)................      884    $  27,264          975    $  35,179          --     $     --
                                           =======    =========       ======    =========        ====     ========
INVESTOR A SHARES:
  Sold...................................   14,386    $ 491,446        1,493    $  53,082         520     $ 18,418
  Issued as reinvestment of dividends....      945       31,343          914       30,421          --            6
  Redeemed...............................   (3,114)    (100,615)      (3,608)    (128,588)       (721)     (25,590)
                                           -------    ---------       ------    ---------        ----     --------
  Net increase/(decrease)................   12,217    $ 422,174       (1,201)     (45,085)       (201)    $ (7,166)
                                           =======    =========       ======    =========        ====     ========
INVESTOR B SHARES:
  Sold...................................    1,189    $  39,252        1,525    $  53,125         210     $  7,461
  Issued as reinvestment of dividends....      177        5,811          117        3,877          --           --
  Redeemed...............................     (504)     (15,554)        (177)      (5,879)         (9)        (311)
                                           -------    ---------       ------    ---------        ----     --------
  Net increase/(decrease)................      862    $  29,509        1,465    $  51,123         201     $  7,150
                                           =======    =========       ======    =========        ====     ========
INVESTOR C SHARES:
  Sold...................................      256    $   8,277          296    $  10,373          58     $  2,048
  Issued as reinvestment of dividends....       41        1,336           37        1,233          --           --
  Redeemed...............................     (105)      (3,215)        (288)     (10,175)        (37)      (1,319)
                                           -------    ---------       ------    ---------        ----     --------
  Net increase/(decrease)................      192    $   6,398           45    $   1,431          21     $    729
                                           =======    =========       ======    =========        ====     ========
SEAFIRST SHARES:*
  Sold...................................       45    $   1,381          273    $   8,531         350     $ 10,944
  Issued as reinvestment of dividends....    1,047       30,470        1,597       46,245          11          343
  Redeemed...............................  (15,610)    (462,222)      (1,389)     (43,144)       (513)     (16,053)
                                           -------    ---------       ------    ---------        ----     --------
  Net increase/(decrease)................  (14,518)   $(430,371)         481    $  11,632        (152)    $ (4,766)
                                           =======    =========       ======    =========        ====     ========
  Total net increase/(decrease)..........     (363)   $  54,974        1,765    $  54,280        (131)    $ (4,053)
                                           =======    =========       ======    =========        ====     ========

---------------

 *  Seafirst Shares converted into Investor A Shares on June 23, 2000.

(a) Represents financial information from March 1, 1999 for the Pacific Horizon Blue Chip Fund, which was reorganized into Blue Chip on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

                                                                            STRATEGIC GROWTH
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2001           MARCH 31, 2000
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   41,452    $ 624,841      36,734    $556,572
  Issued in exchange for assets of BCA Diversified Stock
    Fund (Note 10)..........................................   19,506      307,415          --          --
  Issued as reinvestment of dividends.......................        9          135          38         543
  Redeemed..................................................  (16,684)    (250,071)     (5,508)    (83,129)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   44,283    $ 682,320      31,264    $473,986
                                                              =======    =========      ======    ========
INVESTOR A SHARES:+
  Sold......................................................    1,733    $  26,456         365    $  5,684
  Issued as reinvestment of dividends.......................        1            9          --*          3
  Redeemed..................................................   (1,102)     (15,994)        (41)       (630)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      632    $  10,471         324    $  5,057
                                                              =======    =========      ======    ========
INVESTOR B SHARES:+
  Sold......................................................      343    $   5,403         301    $  4,692
  Issued as reinvestment of dividends.......................        1            8          --*          3
  Redeemed..................................................      (86)      (1,266)         (9)       (145)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      258    $   4,145         292    $  4,550
                                                              =======    =========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................      100    $   1,518         101    $  1,555
  Issued as reinvestment of dividends.......................       --*           3          --*          2
  Redeemed..................................................      (27)        (357)         --*         (4)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................       73    $   1,164         101    $  1,553
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................   45,246    $ 698,100      31,981    $485,146
                                                              =======    =========      ======    ========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 + Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              CAPITAL GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   24,361    $ 279,518       10,051    $ 130,555
  Issued as reinvestment of dividends.......................    4,523       50,458        1,564       18,939
  Redeemed..................................................  (20,791)    (246,813)     (16,881)    (216,390)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    8,093    $  83,163       (5,266)   $ (66,896)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,560    $ 112,054       12,595    $ 159,304
  Issued as reinvestment of dividends.......................      755        8,291          268        3,217
  Redeemed..................................................   (9,611)    (123,107)     (13,011)    (164,173)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (296)   $  (2,762)        (148)   $  (1,652)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      433    $   4,873          462    $   5,452
  Issued as reinvestment of dividends.......................    1,236       12,568          418        4,739
  Redeemed..................................................   (1,155)     (11,999)      (1,117)     (13,279)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      514    $   5,442         (237)   $  (3,088)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       49    $     588           68    $     824
  Issued as reinvestment of dividends.......................       79          814           26          299
  Redeemed..................................................      (45)        (476)         (74)        (915)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       83    $     926           20    $     208
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    8,394    $  86,769       (5,631)   $ (71,428)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

                                                                           AGGRESSIVE GROWTH
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2001           MARCH 31, 2000
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     433    $   8,044       3,001    $  77,380
  Issued in exchange for assets of BCA Retail Trust Equity
    Fund (Note 10)..........................................   1,485       28,949          --           --
  Issued as reinvestment of dividends.......................   1,409       21,618       1,774       37,908
  Redeemed..................................................  (8,196)    (154,852)     (6,497)    (150,271)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................  (4,869)   $ (96,241)     (1,722)   $ (34,983)
                                                              ======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................   1,366    $  25,038       2,593    $  57,533
  Issued as reinvestment of dividends.......................     303        4,592         318        6,776
  Redeemed..................................................  (1,861)     (33,329)     (3,479)     (75,702)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................    (192)   $  (3,699)       (568)   $ (11,393)
                                                              ======    =========      ======    =========
INVESTOR B SHARES:
  Sold......................................................      43    $     711         369    $   9,218
  Issued as reinvestment of dividends.......................     268        3,827         304        6,194
  Redeemed..................................................    (648)     (10,539)       (900)     (18,890)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................    (337)   $  (6,001)       (227)   $  (3,478)
                                                              ======    =========      ======    =========
INVESTOR C SHARES:
  Sold......................................................       5    $      75          25    $     577
  Issued as reinvestment of dividends.......................       9          133          10          218
  Redeemed..................................................     (31)        (530)        (31)        (660)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................     (17)   $    (322)          4    $     135
                                                              ======    =========      ======    =========
  Total net increase/(decrease).............................  (5,415)   $(106,263)     (2,513)   $ (49,719)
                                                              ======    =========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      ---------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              -----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   23,979    $ 481,030       19,546    $  392,072
  Issued as reinvestment of dividends.......................       31          612           53           923
  Redeemed..................................................  (15,395)    (296,319)     (11,452)     (235,823)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................    8,615    $ 185,323        8,147    $  157,172
                                                              =======    =========      =======    ==========
INVESTOR A SHARES:
  Sold......................................................   17,843    $ 349,226       23,689    $  469,267
  Issued as reinvestment of dividends.......................      131        2,551          189         3,274
  Redeemed..................................................  (16,475)    (305,968)      (7,516)     (147,452)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................    1,499    $  45,809       16,362    $  325,089
                                                              =======    =========      =======    ==========
INVESTOR B SHARES:
  Sold......................................................   11,165    $ 218,887       29,697    $  567,819
  Issued as reinvestment of dividends.......................      193        3,708          281         4,822
  Redeemed..................................................   (7,024)    (127,737)      (3,330)      (63,436)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................    4,334    $  94,858       26,648    $  509,205
                                                              =======    =========      =======    ==========
INVESTOR C SHARES:
  Sold......................................................    5,140    $ 100,905       10,976    $  217,458
  Issued as reinvestment of dividends.......................       49          940           16           285
  Redeemed..................................................   (2,736)     (50,133)        (730)      (14,262)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................    2,453    $  51,712       10,262    $  203,481
                                                              =======    =========      =======    ==========
  Total net increase/(decrease).............................   16,901    $ 377,702       61,419    $1,194,947
                                                              =======    =========      =======    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2001            MARCH 31, 2000
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  15,842    $ 267,234        1,226    $  23,013
  Issued as reinvestment of dividends.......................   1,824       33,238          362        5,621
  Redeemed..................................................  (3,722)     (69,296)      (2,368)     (37,950)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  13,944    $ 231,176         (780)   $  (9,316)
                                                              ======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   8,527    $ 160,482       13,817    $ 222,914
  Issued as reinvestment of dividends.......................     200        3,531           45          688
  Redeemed..................................................  (8,597)    (161,868)     (14,206)    (228,626)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................     130    $   2,145         (344)   $  (5,024)
                                                              ======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................     922    $  15,604          191    $   3,200
  Issued as reinvestment of dividends.......................     593        9,608          107        1,516
  Redeemed..................................................    (510)      (8,365)        (572)      (8,217)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................   1,005    $  16,847         (274)   $  (3,501)
                                                              ======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................     188    $   3,217           57    $     944
  Issued as reinvestment of dividends.......................      35          574            5           70
  Redeemed..................................................    (100)      (1,654)         (46)        (766)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................     123    $   2,137           16    $     248
                                                              ======    =========      =======    =========
  Total net increase/(decrease).............................  15,202    $ 252,305       (1,382)   $ (17,593)
                                                              ======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 21ST CENTURY
                                                                 PERIOD ENDED
                                                                MARCH 31, 2001
                                                              ------------------
                                                              SHARES    DOLLARS
                                                              ------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   1,161    $ 10,793
  Issued as reinvestment of dividends.......................      --          --
  Redeemed..................................................    (347)     (3,291)
                                                              ------    --------
  Net increase/(decrease)...................................     814    $  7,502
                                                              ======    ========
INVESTOR A SHARES:+
  Sold......................................................   3,791    $ 35,864
  Issued as reinvestment of dividends.......................      --          --
  Redeemed..................................................    (972)     (8,241)
                                                              ------    --------
  Net increase/(decrease)...................................   2,819    $ 27,623
                                                              ======    ========
INVESTOR B SHARES:+
  Sold......................................................   8,142    $ 77,371
  Issued as reinvestment of dividends.......................      --          --
  Redeemed..................................................    (854)     (7,062)
                                                              ------    --------
  Net increase/(decrease)...................................   7,288    $ 70,309
                                                              ======    ========
INVESTOR C SHARES:+
  Sold......................................................   1,128    $ 10,604
  Issued as reinvestment of dividends.......................      --          --
  Redeemed..................................................    (180)     (1,531)
                                                              ------    --------
  Net increase/(decrease)...................................     948    $  9,073
                                                              ======    ========
  Total net increase/(decrease).............................  11,869    $114,507
                                                              ======    ========

---------------

+ 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   30,059    $ 551,615       19,767    $ 320,356
  Issued in exchange for assets of Boatmen's Trust Company
    Managed Small Capitalization Fund (Note 10).............    4,939       88,407           --           --
  Issued as reinvestment of dividends.......................    2,589       45,725           35          524
  Redeemed..................................................  (31,324)    (563,141)     (19,725)    (312,274)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    6,263    $ 122,606           77    $   8,606
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   27,263    $ 510,037       22,290    $ 343,670
  Issued in exchange for A Shares of Pacific Horizon
    Aggressive Growth Fund (Note 10)........................       --           --       12,965      159,453
  Issued as reinvestment of dividends.......................    1,211       21,153           17          250
  Redeemed..................................................  (28,577)    (538,591)     (25,748)    (386,849)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (103)   $  (7,401)       9,524    $ 116,524
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      311    $   5,648          248    $   4,544
  Issued in exchange for B Shares of Pacific Horizon
    Aggressive Growth Fund (Note 10)........................       --           --           49          591
  Issued as reinvestment of dividends.......................       86        1,462            1           12
  Redeemed..................................................     (130)      (2,277)        (124)      (1,696)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      267    $   4,833          174    $   3,451
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       78    $   1,427           62    $   1,002
  Issued in exchange for K Shares of Pacific Horizon
    Aggressive Growth Fund (Note 10)........................       --           --          337        4,122
  Issued as reinvestment of dividends.......................       22          386           --*           4
  Redeemed..................................................      (49)        (851)        (409)      (5,380)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       51    $     962          (10)   $    (252)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    6,478    $ 121,000        9,765    $ 128,329
                                                              =======    =========      =======    =========

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2001......................   $22.18         $0.51           $(2.00)          $(1.49)         $(0.60)
Period ended 3/31/2000***#................    18.15          0.42             5.52             5.94           (0.50)
INVESTOR A SHARES*
Year ended 3/31/2001......................   $22.17         $0.51           $(2.05)          $(1.54)         $(0.55)
Period ended 3/31/2000#...................    18.31          0.46             5.26             5.72           (0.45)
Period ended 5/14/1999....................    17.34          0.12             0.96             1.08           (0.11)
Year ended 2/28/1999......................    17.28          0.51             0.25             0.76           (0.52)
Year ended 2/28/1998......................    17.35          0.58             2.89             3.47           (0.59)
Year ended 2/28/1997**....................    16.42          0.57             2.34             2.91           (0.57)
INVESTOR B SHARES*
Year ended 3/31/2001......................   $22.06         $0.35           $(2.00)          $(1.65)         $(0.45)
Period ended 3/31/2000#...................    18.27          0.44             5.12             5.56           (0.36)
Period ended 5/14/1999....................    17.30          0.09             0.96             1.05           (0.27)
Period ended 2/28/1999***.................    17.67          0.22            (0.17)            0.05           (0.24)
INVESTOR C SHARES*
Year ended 3/31/2001......................   $22.23         $0.35           $(2.02)          $(1.67)         $(0.44)
Period ended 3/31/2000#...................    18.35          0.38             5.22             5.60           (0.31)
Period ended 5/14/1999....................    17.37          0.10             0.97             1.07           (0.09)
Year ended 2/28/1999......................    17.24          0.40             0.31             0.71           (0.40)
Year ended 2/28/1998......................    17.30          0.48             2.89             3.37           (0.48)
Period ended 2/28/1997***.................    16.24          0.32             2.43             2.75           (0.28)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2001......................     $(3.97)
Period ended 3/31/2000***#................      (1.41)
INVESTOR A SHARES*
Year ended 3/31/2001......................     $(3.97)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (0.18)
Year ended 2/28/1998......................      (2.95)
Year ended 2/28/1997**....................      (1.41)
INVESTOR B SHARES*
Year ended 3/31/2001......................     $(3.97)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
Period ended 2/28/1999***.................      (0.18)
INVESTOR C SHARES*
Year ended 3/31/2001......................     $(3.97)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (0.18)
Year ended 2/28/1998......................      (2.95)
Period ended 2/28/1997***.................      (1.41)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A, B and K Shares, which were reorganized into the Convertible Securities Investor A, Investor B and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

 ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

*** Convertible Securities Primary A, Investor B and Investor C Shares commenced operations on May 21, 1999, July 15, 1998 and October 21, 1996, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS


                                                                          RATIO OF         RATIO OF
DISTRIBUTIONS        TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT
  IN EXCESS        DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO
    OF NET            AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER
REALIZED GAINS   DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE
-------------------------------------------------------------------------------------------------------------------


    $(0.07)         $(4.64)         $16.05        (7.59)%    $ 75,627       0.99%(a)(b)      3.08%            73%
        --           (1.91)          22.18        35.21        13,688       0.97+(b)         2.21+            65

     $(0.07)         $(4.59)         $16.04       (7.88)%    $315,857       1.24%(a)(b)      2.86%            73%
        --            (1.86)          22.17       33.68       369,488       1.22+(b)         1.96+            65
        --           (0.11)          18.31         6.25       352,000       1.30+            3.07+            16
        --           (0.70)          17.34         4.64       356,000       1.15(a)          2.97             66
        --           (3.54)          17.28        21.54       391,000       1.10(a)          3.35             69
        --           (1.98)          17.35        18.53       309,000       1.18(a)          3.40            124

    $(0.07)         $(4.49)         $15.92        (8.49)%    $ 49,763       1.99%(a)(b)      2.08%            73%
        --           (1.77)          22.06        32.76        11,175       1.97+(b)         1.21+            65
        --           (0.08)          18.27         6.10         4,000       2.06+            2.34+            16
        --           (0.42)          17.30         0.44         3,000       1.96+(a)         2.14+            66

    $(0.07)         $(4.48)         $16.08        (8.50)%    $  9,827       1.99%(a)(b)      2.08%            73%
        --           (1.72)          22.23        32.81         3,033       1.97+(b)         1.21+            65
        --           (0.09)          18.35         6.17         4,000       1.80+            2.56+            16
        --           (0.58)          17.37         4.29         4,000       1.65(a)          2.45             66
        --           (3.43)          17.24        20.97         3,000       1.60             2.85             69
        --           (1.69)          17.30        17.47         1,000       1.66+            2.85+           124

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
       NET ASSETS
     ---------------


       1.00%(a)
       0.98+

       1.25%(a)
       1.23+
       1.32+
       1.16(a)
       1.12(a)
       1.19(a)

       2.00%(a)
       1.98+
       2.08+
       1.97(a)+

       2.00%(a)
       1.98+
       2.07+
       1.91(a)
       1.86
       1.91+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
BALANCED ASSETS
PRIMARY A SHARES
Year ended 3/31/2001#..........     $10.17          $0.37            $(0.07)           $ 0.30           $(0.27)        $   --
Year ended 3/31/2000#..........      10.39           0.30             (0.22)             0.08            (0.30)            --
Year ended 3/31/1999#..........      11.49           0.26             (0.39)            (0.13)           (0.23)         (0.74)
Year ended 3/31/1998...........      11.15           0.29              2.68              2.97            (0.29)         (2.34)
Year ended 3/31/1997...........      11.65           0.39              1.03              1.42            (0.38)         (1.54)
INVESTOR A SHARES
Year ended 3/31/2001#..........     $10.16          $0.33            $(0.05)           $ 0.28           $(0.25)        $   --
Year ended 3/31/2000#..........      10.38           0.24             (0.19)             0.05            (0.27)            --
Year ended 3/31/1999#..........      11.47           0.23             (0.38)            (0.15)           (0.20)         (0.74)
Year ended 3/31/1998...........      11.13           0.27              2.68              2.95            (0.27)         (2.34)
Year ended 3/31/1997...........      11.64           0.34              1.05              1.39            (0.36)         (1.54)
INVESTOR B SHARES
Year ended 3/31/2001#..........     $10.14          $0.27            $(0.07)           $ 0.20           $(0.19)        $   --
Year ended 3/31/2000#..........      10.36           0.17             (0.20)            (0.03)           (0.19)            --
Year ended 3/31/1999#..........      11.45           0.15             (0.38)            (0.23)           (0.12)         (0.74)
Year ended 3/31/1998...........      11.11           0.19              2.68              2.87            (0.19)         (2.34)
Year ended 3/31/1997...........      11.62           0.29              1.04              1.33            (0.30)         (1.54)
INVESTOR C SHARES
Year ended 3/31/2001#..........     $10.10          $0.25            $(0.05)           $ 0.20           $(0.20)        $   --
Year ended 3/31/2000#..........      10.32           0.17             (0.20)            (0.03)           (0.19)            --
Year ended 3/31/1999#..........      11.41           0.15             (0.38)            (0.23)           (0.12)         (0.74)
Year ended 3/31/1998...........      11.08           0.20              2.67              2.87            (0.20)         (2.34)
Year ended 3/31/1997...........      11.60           0.33              1.02              1.35            (0.33)         (1.54)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL        YEAR      AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    END OF YEAR    RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.27)         $10.20         3.07%     $ 34,151       0.98%(a)(b)       3.61%          189%          1.18%(a)
    (0.30)          10.17         0.73        35,850       1.01(a)(b)       2.61            103        1.15(a)
    (0.97)          10.39        (1.20)       48,373       1.00(a)(b)       2.43            126        1.00(a)
    (2.63)          11.49        30.35        20,299       1.08(a)(b)       2.70            276        1.08(a)
    (1.92)          11.15        12.50       135,731       1.00(a)          3.31            264        1.00(a)
   $(0.25)         $10.19         2.80%     $ 15,585       1.23%(a)(b)       3.36%          189%          1.43%(a)
    (0.27)          10.16         0.47        11,240       1.26(a)(b)       2.36            103        1.40(a)
    (0.94)          10.38        (1.36)       20,979       1.25(a)(b)       2.18            126        1.25(a)
    (2.61)          11.47        30.13        16,009       1.33(a)(b)       2.45            276        1.33(a)
    (1.90)          11.13        12.18         9,075       1.25(a)          3.06            264        1.25(a)
   $(0.19)         $10.15         2.01%     $ 41,539       1.98%(a)(b)       2.61%          189%          2.18%(a)
    (0.19)          10.14        (0.30)       52,810       2.01(a)(b)       1.61            103        2.15(a)
    (0.86)          10.36        (2.13)       73,735       2.00(a)(b)       1.43            126        2.00(a)
    (2.53)          11.45        29.35        78,813       2.00(a)(b)       1.78            276        2.00(a)
    (1.84)          11.11        11.62        64,058       1.75(a)          2.56            264        1.75(a)
   $(0.20)         $10.10         1.97%     $  1,722       1.98%(a)(b)       2.61%          189%          2.18%(a)
    (0.19)          10.10        (0.27)        1,315       2.01(a)(b)       1.61            103        2.15(a)
    (0.86)          10.32        (2.17)        1,614       2.00(a)(b)       1.43            126        2.00(a)
    (2.54)          11.41        29.43         1,947       1.91(a)(b)       1.87            276        1.91(a)
    (1.87)          11.08        11.85         1,396       1.50(a)          2.81            264        1.50(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2001#..........     $24.35          $0.57            $(2.84)           $(2.27)          $(0.55)        $(1.21)
Period ended 3/31/2000***#.....      23.06           0.49              1.93              2.42            (0.41)         (0.72)
INVESTOR A SHARES*,****
Year ended 3/31/2001#..........     $24.35          $0.50            $(2.82)           $(2.32)          $(0.50)        $(1.21)
Period ended 3/31/2000#........      23.40           0.43              1.59              2.02            (0.35)         (0.72)
Period ended 5/14/1999.........      22.50           0.10              0.91              1.01            (0.11)            --
Year ended 2/28/1999...........      21.41           0.55              2.48              3.03            (0.45)         (1.49)
Year ended 2/28/1998...........      19.40           0.52              3.72              4.24            (0.47)         (1.76)
Year ended 2/28/1997**.........      17.52           0.48              2.50              2.98            (0.46)         (0.64)
INVESTOR B SHARES*
Year ended 3/31/2001#..........     $24.24          $0.33            $(2.81)           $(2.48)          $(0.33)        $(1.21)
Period ended 3/31/2000#........      23.32           0.47              1.39              1.86            (0.22)         (0.72)
Period ended 5/14/1999.........      22.45           0.06              0.89              0.95            (0.08)            --
Period ended 2/28/1999***......      23.17           0.22              0.75              0.97            (0.20)         (1.49)
INVESTOR C SHARES*
Year ended 3/31/2001#..........     $24.27          $0.33            $(2.82)           $(2.49)          $(0.33)        $(1.21)
Period ended 3/31/2000#........      23.33           0.42              1.43              1.85            (0.19)         (0.72)
Period ended 5/14/1999.........      22.45           0.05              0.92              0.97            (0.09)            --
Year ended 2/28/1999...........      21.36           0.44              2.49              2.93            (0.35)         (1.49)
Year ended 2/28/1998...........      19.40           0.41              3.66              4.07            (0.36)         (1.75)
Period ended 2/28/1997***......      17.23           0.19              2.80              2.99            (0.18)         (0.64)

---------------

   + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A, B, and K Shares, which were reorganized into the Asset Allocation Investor A, Investor B, and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

  ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

 *** Asset Allocation Primary A, Investor B, and Investor C Shares commenced operations on May 21, 1999, July 15, 1998, and November 11, 1996, respectively.

 **** Seafirst Shares converted into Investor A Shares on June 23, 2000.

   # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 154

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL         NET ASSET                NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS         VALUE                    END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(1.76)         $20.32         (9.83)%   $ 12,847       0.98%(a)(b)       2.45%           88%          1.00%(a)
    (1.13)          24.35         10.88       15,532       0.95+(a)(b)       1.85+           84           1.02+(a)
   $(1.71)         $20.32        (10.05)%   $231,520       1.23%(a)(b)       2.20%           88%          1.25%(a)
    (1.07)          24.35          8.99       83,412       1.20+(a)(b)       1.60+           84           1.27+(a)
    (0.11)          23.40          4.50       72,000       1.18+            2.01+            20           1.20+
    (1.94)          22.50         14.72       72,000       0.94             2.64            114           0.94
    (2.23)          21.41         23.07       49,000       1.03             2.67             67           1.09
    (1.10)          19.40         17.64       35,000       1.25             2.59            116           1.94
   $(1.54)         $20.22        (10.73)%   $104,745       1.98%(a)(b)       1.45%           88%          2.00%(a)
    (0.94)          24.24          8.31      121,644       1.95+(a)(b)       0.85+           84           2.02+(a)
    (0.08)          23.32          4.26       10,000       1.95+            1.26+            20           1.97+
    (1.69)          22.45          4.59        6,000       1.74+            1.92+           114           1.74
   $(1.54)         $20.24        (10.74)%   $  2,532       1.98%(a)(b)       1.45%           88%          2.00%(a)
    (0.91)          24.27          8.24        2,305       1.95+(a)(b)       0.85+           84           2.02+(a)
    (0.09)          23.33          4.31        2,000       1.67+            1.52+            20           1.96+
    (1.84)          22.45         14.23        2,000       1.44             2.14            114           1.69
    (2.11)          21.36         22.10        2,000       1.52             2.17             67           1.58
    (0.82)          19.40         17.69        1,000       1.94+            2.31+           116           3.26+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each year.


                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
EQUITY INCOME
PRIMARY A SHARES
Year ended 3/31/2001...........     $11.57          $0.11            $(2.30)           $(2.19)          $(0.11)        $(0.53)
Year ended 3/31/2000...........      11.36           0.15              0.36              0.51            (0.15)         (0.15)
Year ended 3/31/1999#..........      13.94           0.23             (1.45)            (1.22)           (0.23)         (1.13)
Year ended 3/31/1998#..........      12.30           0.29              3.79              4.08            (0.28)         (2.16)
Year ended 3/31/1997...........      13.14           0.43              1.55              1.98            (0.41)         (2.41)
INVESTOR A SHARES
Year ended 3/31/2001...........     $11.52          $0.09            $(2.28)           $(2.19)          $(0.08)        $(0.53)
Year ended 3/31/2000...........      11.31           0.12              0.36              0.48            (0.12)         (0.15)
Year ended 3/31/1999#..........      13.89           0.20             (1.45)            (1.25)           (0.20)         (1.13)
Year ended 3/31/1998#..........      12.26           0.26              3.77              4.03            (0.24)         (2.16)
Year ended 3/31/1997...........      13.11           0.36              1.58              1.94            (0.38)         (2.41)
INVESTOR B SHARES
Year ended 3/31/2001...........     $11.51          $0.00##          $(2.26)           $(2.26)          $(0.02)        $(0.53)
Year ended 3/31/2000...........      11.31           0.03              0.36              0.39            (0.04)         (0.15)
Year ended 3/31/1999#..........      13.87           0.11             (1.45)            (1.34)           (0.09)         (1.13)
Year ended 3/31/1998#..........      12.25           0.17              3.77              3.94            (0.16)         (2.16)
Year ended 3/31/1997...........      13.10           0.31              1.57              1.88            (0.32)         (2.41)
INVESTOR C SHARES
Year ended 3/31/2001...........     $11.66          $0.00##          $(2.29)           $(2.29)          $(0.02)        $(0.53)
Year ended 3/31/2000...........      11.45           0.03              0.37              0.40            (0.04)         (0.15)
Year ended 3/31/1999#..........      14.01           0.12             (1.44)            (1.32)           (0.11)         (1.13)
Year ended 3/31/1998#..........      12.35           0.18              3.83              4.01            (0.19)         (2.16)
Year ended 3/31/1997...........      13.19           0.33              1.59              1.92            (0.35)         (2.41)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.64)         $ 8.74        (19.73)%   $321,026       0.87%(a)(b)       1.06%          139%          0.87%(a)
    (0.30)          11.57          4.51      397,479    0.85(a)(b)          1.25             54        0.85(a)
    (1.36)          11.36         (9.40)     575,076    0.80(a)(b)          1.92             69        0.80(a)
    (2.44)          13.94         37.21      915,630    0.86(a)             2.22             74        0.86(a)
    (2.82)          12.30         15.62      200,772    0.91(a)             3.09            102        0.91(a)
   $(0.61)         $ 8.72        (19.75)%   $ 21,475       1.12%(a)(b)       0.81%          139%          1.12%(a)
    (0.27)          11.52          4.26       33,569    1.10(a)(b)          1.00             54        1.10(a)
    (1.33)          11.31         (9.87)      51,278    1.05(a)(b)          1.67             69        1.05(a)
    (2.40)          13.89         36.92       68,006    1.11(a)             1.97             74        1.11(a)
    (2.79)          12.26         15.30       47,891    1.16(a)             2.84            102        1.16(a)
   $(0.55)         $ 8.70        (20.35)%   $ 42,724       1.87%(a)(b)       0.06%          139%          1.87%(a)
    (0.19)          11.51          3.43       73,966    1.85(a)(b)          0.25             54        1.85(a)
    (1.22)          11.31        (10.49)     107,747    1.80(a)(b)          0.92             69        1.80(a)
    (2.32)          13.87         36.02      144,929    1.78(a)             1.30             74        1.78(a)
    (2.73)          12.25         14.76      108,055    1.66(a)             2.34            102        1.66(a)
   $(0.55)         $ 8.82        (20.34)%   $  2,719       1.87%(a)(b)       0.06%          139%          1.87%(a)
    (0.19)          11.66          3.46        4,365    1.85(a)(b)          0.25             54        1.85(a)
    (1.24)          11.45        (10.28)       5,801    1.64(a)(b)          1.08             69        1.80(a)
    (2.35)          14.01         36.28       10,348    1.69(a)             1.39             74        1.69(a)
    (2.76)          12.35         15.01        5,007    1.41(a)             2.59            102        1.41(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                             OF YEAR    INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2001......................   $16.24        $ 0.17           $(0.42)          $(0.25)         $(0.18)
Year ended 3/31/2000#.....................    18.16          0.11            (0.06)            0.05           (0.11)
Year ended 3/31/1999#.....................    19.92          0.13             0.64             0.77           (0.14)
Year ended 3/31/1998#.....................    17.87          0.20             5.98             6.18           (0.19)
Year ended 3/31/1997......................    16.60          0.26             2.69             2.95           (0.26)
INVESTOR A SHARES
Year ended 3/31/2001......................   $16.24        $ 0.14           $(0.43)          $(0.29)         $(0.15)
Year ended 3/31/2000#.....................    18.16          0.07            (0.07)              --           (0.06)
Year ended 3/31/1999#.....................    19.92          0.09             0.63             0.72           (0.09)
Year ended 3/31/1998#.....................    17.87          0.15             5.98             6.13           (0.14)
Year ended 3/31/1997......................    16.60          0.21             2.70             2.91           (0.22)
INVESTOR B SHARES
Year ended 3/31/2001......................   $16.00        $ 0.04           $(0.43)          $(0.39)         $(0.06)
Year ended 3/31/2000#.....................    18.00         (0.06)           (0.08)           (0.14)          (0.00)##
Year ended 3/31/1999#.....................    19.81         (0.05)            0.63             0.58              --
Year ended 3/31/1998#.....................    17.81          0.02             5.96             5.98           (0.04)
Year ended 3/31/1997......................    16.55          0.14             2.68             2.82           (0.14)
INVESTOR C SHARES
Year ended 3/31/2001......................   $15.99        $ 0.04           $(0.42)          $(0.38)         $(0.06)
Year ended 3/31/2000#.....................    17.98         (0.06)           (0.07)           (0.13)          (0.00)##
Year ended 3/31/1999#.....................    19.75         (0.02)            0.65             0.63           (0.01)
Year ended 3/31/1998#.....................    17.75          0.04             5.95             5.99           (0.05)
Year ended 3/31/1997......................    16.50          0.17             2.68             2.85           (0.18)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2001......................     $(3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
Year ended 3/31/1997......................      (1.42)
INVESTOR A SHARES
Year ended 3/31/2001......................     $(3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
Year ended 3/31/1997......................      (1.42)
INVESTOR B SHARES
Year ended 3/31/2001......................     $(3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
Year ended 3/31/1997......................      (1.42)
INVESTOR C SHARES
Year ended 3/31/2001......................     $(3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
Year ended 3/31/1997......................      (1.42)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS FUNDS

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                    ---------------
                                                        RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                               OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS      NET ASSET               NET ASSETS    EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND           VALUE       TOTAL     END OF YEAR   AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF YEAR   RETURN++      (000)        ASSETS           ASSETS          RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------
   $(3.60)        $12.39        (1.97)%  $  844,432       0.94%(a)(b)       1.28%          181%          0.94%(a)
    (1.97)         16.24        (0.16)    1,290,572    0.93(a)(b)          0.65             95        0.93(a)
    (2.53)         18.16         4.15     1,939,704    0.94(a)(b)          0.76             38        0.94(a)
    (4.13)         19.92        38.53     2,248,460    0.95(a)             1.04             79        0.95(a)
    (1.68)         17.87        18.07     1,200,853    0.97(a)             1.51             47        0.97(a)
   $(3.57)        $12.38        (2.29)%  $   65,975       1.19%(a)(b)       1.03%          181%          1.19%(a)
    (1.92)         16.24        (0.47)       94,256    1.18(a)(b)          0.40             95        1.18(a)
    (2.48)         18.16         3.96       136,691    1.19(a)(b)          0.51             38        1.19(a)
    (4.08)         19.92        38.22       149,167    1.20(a)             0.79             79        1.20(a)
    (1.64)         17.87        17.80        70,305    1.22(a)             1.26             47        1.22(a)
   $(3.48)        $12.13        (3.05)%  $   93,064       1.94%(a)(b)       0.28%          181%          1.94%(a)
    (1.86)         16.00        (1.24)      124,000    1.93(a)(b)        (0.35)             95        1.93(a)
    (2.39)         18.00         3.11       154,025    1.94(a)(b)        (0.24)             38        1.94(a)
    (3.98)         19.81        37.29       149,635    1.87(a)             0.12             79        1.87(a)
    (1.56)         17.81        17.21        99,999    1.72(a)             0.76             47        1.72(a)
   $(3.48)        $12.13        (2.98)%  $    8,479       1.94%(a)(b)       0.28%          181%          1.94%(a)
    (1.86)         15.99        (1.18)       10,042    1.93(a)(b)        (0.32)             95        1.93(a)
    (2.40)         17.98         3.39        12,106    1.70(a)(b)          0.00             38        1.94(a)
    (3.99)         19.75        37.55        13,969    1.78(a)             0.21             79        1.78(a)
    (1.60)         17.75        17.51         6,519    1.47(a)             1.01             47        1.47(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET         NET ASSET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED           VALUE
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS        GAINS        END OF PERIOD
                                -------------------------------------------------------------------------------------------------
GROWTH & INCOME
PRIMARY A SHARES
Year ended 3/31/2001........     $21.61         $ (0.01)          $(6.53)           $(6.54)           $(0.16)          $14.91
Year ended 3/31/2000........      14.91           (0.07)            6.81              6.74             (0.04)           21.61
Year ended 3/31/1999#.......      12.03            0.00##           2.89              2.89             (0.01)           14.91
Period ended 3/31/1998*#....      10.00            0.01             2.02              2.03                --            12.03
INVESTOR A SHARES
Year ended 3/31/2001........     $21.62         $ (0.05)          $(6.54)           $(6.59)           $(0.16)          $14.87
Year ended 3/31/2000........      14.95           (0.11)            6.82              6.71             (0.04)           21.62
Year ended 3/31/1999#.......      12.02           (0.03)            2.97              2.94             (0.01)           14.95
Period ended 3/31/1998*#....      10.00            0.00##           2.02              2.02                --            12.02
INVESTOR B SHARES
Year ended 3/31/2001........     $21.31         $ (0.18)          $(6.42)           $(6.60)           $(0.16)          $14.55
Year ended 3/31/2000........      14.85           (0.24)            6.74              6.50             (0.04)           21.31
Year ended 3/31/1999#.......      12.02           (0.12)            2.96              2.84             (0.01)           14.85
Period ended 3/31/1998*#....      10.00           (0.02)            2.04              2.02                --            12.02
INVESTOR C SHARES
Year ended 3/31/2001........     $21.34         $ (0.17)          $(6.44)           $(6.61)           $(0.16)          $14.57
Year ended 3/31/2000........      14.86           (0.25)            6.77              6.52             (0.04)           21.34
Year ended 3/31/1999#.......      12.02           (0.12)            2.97              2.85             (0.01)           14.86
Period ended 3/31/1998*#....      10.00           (0.02)            2.04              2.02                --            12.02

---------------
   + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   * Growth & Income Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

   # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 ### Amount represents results prior to conversion to a master-feeder structure.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS FUNDS

                                                                     WITHOUT WAIVERS
                                                                     AND/OR EXPENSE
                                                                     REIMBURSEMENTS
                                                                     ---------------
                         RATIO OF         RATIO OF                      RATIO OF
           NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
             END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------
 (30.42)%   $ 80,526         1.10%         (0.03)%            --          1.10%
  45.33      113,028         1.23(a)       (0.37)             55%###      1.23(a)
  24.05       52,229         1.25(a)        0.05             150          1.25(a)
  20.30        2,517         1.09+(a)       0.38+             22          1.97+(a)
 (30.63)%   $164,031         1.35%         (0.28)%            --          1.35%
  45.01      175,859         1.48(a)       (0.62)             55%###      1.48(a)
  24.38       43,392         1.50(a)       (0.20)            150          1.50(a)
  20.20        1,141         1.34+(a)       0.13+             22          2.22+(a)
 (31.13)%   $239,621         2.10%         (1.03)%            --          2.10%
  43.90      305,607         2.23(a)       (1.37)             55%###      2.23(a)
  23.55       99,257         2.25(a)       (0.95)            150          2.25(a)
  20.20        7,907         2.09+(a)      (0.62)+            22          2.97+(a)
 (31.10)%   $ 32,365         2.10%         (1.03)%            --          2.10%
  43.93       34,785         2.23(a)       (1.37)             55%###      2.23(a)
  23.63        3,233         2.25(a)       (0.95)            150          2.25(a)
  20.20          518         2.09+(a)      (0.62)+            22          2.97+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS  (CONTINUED)
For a share outstanding throughout each period.


                                                    NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                      VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                                    BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                                    OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                                    -----------------------------------------------------------------------------
BLUE CHIP
PRIMARY A SHARES
Year ended 3/31/2001#...........................     $37.33          $ 0.08           $(8.17)           $(8.09)          $(0.01)
Period ended 3/31/2000***#......................      35.00            0.06             5.65              5.71            (0.03)
INVESTOR A SHARES*,****
Year ended 3/31/2001#...........................     $37.24          $(0.01)          $(8.14)           $(8.15)          $ 0.00##
Period ended 3/31/2000#.........................      35.92            0.02             4.65              4.67               --
Period ended 5/14/1999..........................      33.43            0.00##           2.49              2.49               --
Year ended 2/28/1999............................      29.90            0.09             5.26              5.35            (0.10)
Year ended 2/28/1998............................      25.22            0.16             7.91              8.07            (0.15)
Year ended 2/28/1997**..........................      20.53            0.23             5.21              5.44            (0.22)
INVESTOR B SHARES*
Year ended 3/31/2001#...........................     $36.80          $(0.25)          $(7.98)           $(8.23)          $   --
Period ended 3/31/2000#.........................      35.77           (0.26)            4.64              4.38               --
Period ended 5/14/1999..........................      33.34           (0.02)            2.45              2.43               --
Period ended 2/28/1999***.......................      33.73           (0.05)            1.39              1.34            (0.01)
INVESTOR SHARES C*
Year ended 3/31/2001#...........................     $36.71          $(0.25)          $(7.97)           $(8.22)          $   --
Period ended 3/31/2000#.........................      35.69           (0.24)            4.61              4.37               --
Period ended 5/14/1999..........................      33.24           (0.04)            2.49              2.45               --
Year ended 2/28/1999............................      29.79           (0.06)            5.23              5.17               --
Year ended 2/28/1998............................      25.20            0.04             7.83              7.87            (0.04)
Period ended 2/28/1997***.......................      20.38            0.07             5.35              5.42            (0.07)

---------------

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A, B, and K Shares, which were reorganized into the Blue Chip Investor A, Investor B, and Investor C Shares, respectively, as of May 21,1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

  ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

 *** Blue Chip Primary A, Investor B, and Investor C Shares commenced operations on May 21, 1999, July 15, 1998, and November 11, 1996.

 **** Seafirst Shares converted into Investor A Shares on June 23, 2000.

   # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS FUNDS


                                                                                           RATIO OF         RATIO OF
    DISTRIBUTIONS    DISTRIBUTIONS        TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT
       FROM NET        IN EXCESS        DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO
       REALIZED          OF NET            AND         END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET
        GAINS        REALIZED GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS           ASSETS
------------------------------------------------------------------------------------------------------------------------
        $(2.18)          $(0.44)         $(2.63)       $26.61      (23.09)%   $ 49,458        0.96%            0.23%
         (3.35)              --           (3.38)        37.33       17.54       36,393        0.95+            0.17+
        $(2.18)          $(0.44)         $(2.62)       $26.47      (23.30)%   $603,622        1.21%           (0.02)%
         (3.35)              --           (3.35)        37.24       14.10      394,071        1.20+           (0.08)+
            --               --              --         35.92        7.45      423,000        1.29+           (0.03)+
         (1.72)              --           (1.82)        33.43       18.58      401,000        1.16             0.31
         (3.24)              --           (3.39)        29.90       33.96      288,000        1.18             0.63
         (0.53)              --           (0.75)        25.22       27.01      153,000        1.28             0.99
        $(2.18)          $(0.44)         $(2.62)       $25.95      (23.85)%   $ 75,623        1.96%           (0.77)%
         (3.35)              --           (3.35)        36.80       13.37       75,538        1.95+           (0.83)+
            --               --              --         35.77        7.29       21,000        2.05+           (0.77)+
         (1.72)              --           (1.73)        33.34        4.53       13,000        1.97+           (0.58)+
        $(2.18)          $(0.44)         $(2.62)       $25.87      (23.84)%   $ 17,034        1.96%           (0.77)%
         (3.35)              --           (3.35)        36.71       13.35       17,123        1.95+           (0.83)+
            --               --              --         35.69        7.37       15,000        1.80+           (0.54)+
         (1.72)              --           (1.72)        33.24       17.96       13,000        1.66            (0.22)
         (3.24)              --           (3.28)        29.79       33.08        7,000        1.67             0.12
         (0.53)              --           (0.60)        25.20       26.96        1,000        1.92+            0.45+

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
       NET ASSETS
---  ---------------
           0.96%
           0.98+
           1.21%
           1.23+
           1.33+
           1.17
           1.22
           1.71
           1.96%
           1.98+
           2.09+
           1.99+
           1.96%
           1.98+
           2.08+
           1.92
           1.69
           2.12+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS  (CONTINUED)
For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
STRATEGIC GROWTH
PRIMARY A SHARES
Year ended 3/31/2001...........     $17.03         $(0.01)           $(4.51)           $(4.52)          $(0.01)        $(0.03)
Year ended 3/31/2000#..........      13.86          (0.02)             3.39              3.37               --          (0.20)
Period ended 3/31/1999*#.......      10.00           0.00##            3.87              3.87               --          (0.01)
INVESTOR A SHARES
Year ended 3/31/2001...........     $16.98         $(0.04)           $(4.47)           $(4.51)          $   --         $(0.03)
Period ended 3/31/2000**#......      13.88          (0.03)             3.19              3.16               --          (0.06)
INVESTOR B SHARES
Year ended 3/31/2001...........     $16.90         $(0.14)           $(4.44)           $(4.58)          $   --         $(0.03)
Period ended 3/31/2000**#......      13.88          (0.10)             3.18              3.08               --          (0.06)
INVESTOR C SHARES
Year ended 3/31/2001...........     $16.92         $(0.14)           $(4.45)           $(4.59)          $   --         $(0.03)
Period ended 3/31/2000**#......      13.88          (0.10)             3.20              3.10               --          (0.06)

---------------

  + Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Strategic Growth Primary A Shares commenced operations on October 2, 1998.

 ** Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS FUNDS

                                                                                                        WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                        ---------------
                                                         RATIO OF            RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
   $(0.04)         $12.47        (26.62)%  $1,182,028      0.94%(a)(b)        (0.09)%           56%          0.94%(a)
    (0.20)          17.03         24.63       860,124      0.97               (0.10)            23           0.97
    (0.01)          13.86         38.65       266,823      1.07+(a)           (0.03)+           34           1.07+(a)
   $(0.03)         $12.44        (26.62)%  $   11,895      1.19%(a)(b)        (0.34)%           56%          1.19%(a)
    (0.06)          16.98         22.86         5,503      1.22+              (0.35)+           23           1.22+
   $(0.03)         $12.29        (27.16)%  $    6,758      1.94%(a)(b)        (1.09)%           56%          1.94%(a)
    (0.06)          16.90         22.29         4,934      1.97+              (1.10)+           23           1.97+
   $(0.03)         $12.30        (27.14)%  $    2,137      1.94%(a)(b)        (1.09)%           56%          1.94%(a)
    (0.06)          16.92         22.36         1,706      1.97+              (1.10)+           23           1.97+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS  (CONTINUED)
For a share outstanding throughout each year.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 3/31/2001...........     $14.59         $(0.03)           $(3.90)           $(3.93)          $   --         $(2.36)
Year ended 3/31/2000...........      12.05          (0.05)             3.47              3.42               --          (0.88)
Year ended 3/31/1999#..........      13.30           0.00##            1.59              1.59               --          (2.84)
Year ended 3/31/1998#..........      11.70           0.02              5.27              5.29            (0.01)         (3.68)
Year ended 3/31/1997#..........      13.43           0.05              1.66              1.71            (0.05)         (3.39)
INVESTOR A SHARES
Year ended 3/31/2001...........     $14.43         $(0.07)           $(3.84)           $(3.91)          $   --         $(2.36)
Year ended 3/31/2000...........      11.97          (0.08)             3.42              3.34               --          (0.88)
Year ended 3/31/1999#..........      13.26          (0.03)             1.58              1.55               --          (2.84)
Year ended 3/31/1998#..........      11.67          (0.01)             5.28              5.27               --          (3.68)
Year ended 3/31/1997#..........      13.41           0.02              1.65              1.67            (0.02)         (3.39)
INVESTOR B SHARES
Year ended 3/31/2001...........     $13.58         $(0.14)           $(3.57)           $(3.71)          $   --         $(2.36)
Year ended 3/31/2000...........      11.39          (0.17)             3.24              3.07               --          (0.88)
Year ended 3/31/1999#..........      12.83          (0.11)             1.51              1.40               --          (2.84)
Year ended 3/31/1998#..........      11.47          (0.10)             5.14              5.04               --          (3.68)
Year ended 3/31/1997#..........      13.31          (0.08)             1.63              1.55               --          (3.39)
INVESTOR C SHARES
Year ended 3/31/2001...........     $13.70         $(0.13)           $(3.62)           $(3.75)          $   --         $(2.36)
Year ended 3/31/2000...........      11.48          (0.16)             3.26              3.10               --          (0.88)
Year ended 3/31/1999#..........      12.92          (0.11)             1.51              1.40               --          (2.84)
Year ended 3/31/1998#..........      11.50          (0.08)             5.18              5.10               --          (3.68)
Year ended 3/31/1997#..........      13.26          (0.01)             1.64              1.63               --          (3.39)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                      AND/OR EXPENSE
                                                                                                      REIMBURSEMENTS
                                                                                                      ---------------
                                                       RATIO OF          RATIO OF NET                    RATIO OF
    TOTAL        NET ASSET               NET ASSETS    OPERATING          INVESTMENT                     OPERATING
  DIVIDENDS        VALUE                   END OF      EXPENSES        INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND          END OF       TOTAL        YEAR      TO AVERAGE           AVERAGE        TURNOVER        AVERAGE
DISTRIBUTIONS      YEAR       RETURN++     (000)      NET ASSETS          NET ASSETS        RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------
   $(2.36)        $ 8.30       (30.69)%   $531,657       0.95%(a)(b)        (0.28)%           96%          0.95%(a)
    (0.88)         14.59        29.90      816,371    0.96(a)(b)            (0.38)            39        0.96(a)
    (2.84)         12.05        14.99      737,620    0.96(a)               (0.04)            39        0.96(a)
    (3.69)         13.30        53.89      872,150    0.95(a)(b)             0.13            113        0.95(a)
    (3.44)         11.70        11.88      533,168    0.96(b)                0.39             75           0.96
   $(2.36)        $ 8.16       (30.91)%   $ 32,519       1.20%(a)(b)        (0.53)%           96%          1.20%(a)
    (0.88)         14.43        29.41       61,756    1.21(a)(b)            (0.63)            39        1.21(a)
    (2.84)         11.97        14.70       52,987    1.21(a)               (0.29)            39        1.21(a)
    (3.68)         13.26        53.83       43,380    1.20(a)(b)            (0.12)           113        1.20(a)
    (3.41)         11.67        11.58       20,465    1.21(b)                0.14             75           1.21
   $(2.36)        $ 7.51       (31.37)%   $ 45,832       1.95%(a)(b)        (1.28)%           96%          1.95%(a)
    (0.88)         13.58        28.42       75,844    1.96(a)(b)            (1.38)            39        1.96(a)
    (2.84)         11.39        13.86       66,338    1.96(a)               (1.04)            39        1.96(a)
    (3.68)         12.83        52.52       59,496    1.95(a)(b)            (0.87)           113        1.95(a)
    (3.39)         11.47        10.68       41,933    1.96(b)               (0.61)            75           1.96
   $(2.36)        $ 7.59       (31.38)%   $  3,338       1.95%(a)(b)        (1.28)%           96%          1.95%(a)
    (0.88)         13.70        28.46        4,883    1.96(a)(b)            (1.38)            39        1.96(a)
    (2.84)         11.48        13.76        3,862    1.96(a)               (1.04)            39        1.96(a)
    (3.68)         12.92        53.02        6,176    1.78(a)(b)            (0.70)           113        1.78(a)
    (3.39)         11.50        11.39        5,752    1.46(b)               (0.11)            75           1.46

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each year.


                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH
PRIMARY A SHARES
Year ended 3/31/2001#..........     $20.61         $(0.09)           $(7.89)           $(7.98)          $   --         $(1.83)
Year ended 3/31/2000#..........      23.36           0.03             (0.03)               --            (0.01)         (2.74)
Year ended 3/31/1999...........      22.17           0.02              3.22              3.24            (0.01)###      (2.04)
Year ended 3/31/1998#..........      18.47           0.08              7.88              7.96            (0.03)         (4.23)
Year ended 3/31/1997...........      17.19           0.14              2.79              2.93            (0.14)         (1.51)
INVESTOR A SHARES
Year ended 3/31/2001#..........     $20.43         $(0.13)           $(7.79)           $(7.92)          $   --         $(1.83)
Year ended 3/31/2000#..........      23.23          (0.02)            (0.04)            (0.06)              --          (2.74)
Year ended 3/31/1999...........      22.09          (0.03)             3.21              3.18               --          (2.04)
Year ended 3/31/1998#..........      18.44           0.02              7.87              7.89            (0.01)         (4.23)
Year ended 3/31/1997...........      17.16           0.08              2.80              2.88            (0.09)         (1.51)
INVESTOR B SHARES
Year ended 3/31/2001#..........     $19.51         $(0.25)           $(7.36)           $(7.61)          $   --         $(1.83)
Year ended 3/31/2000#..........      22.47          (0.18)            (0.04)            (0.22)              --          (2.74)
Year ended 3/31/1999...........      21.57          (0.17)             3.11              2.94               --          (2.04)
Year ended 3/31/1998#..........      18.20          (0.12)             7.72              7.60               --          (4.23)
Year ended 3/31/1997...........      17.00          (0.05)             2.76              2.71               --          (1.51)
INVESTOR C SHARES
Year ended 3/31/2001#..........     $19.90         $(0.25)           $(7.53)           $(7.78)          $   --         $(1.83)
Year ended 3/31/2000#..........      22.86          (0.18)            (0.04)            (0.22)              --          (2.74)
Year ended 3/31/1999...........      21.92          (0.17)             3.15              2.98               --          (2.04)
Year ended 3/31/1998#..........    18.41..          (0.09)             7.83              7.74               --          (4.23)
Year ended 3/31/1997...........      17.10           0.04              2.79              2.83            (0.01)         (1.51)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   # Per share net investment income has been calculated using the monthly average shares method.

 ### Amount includes distributions in excess of net investment income of less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS FUNDS


                                                                        RATIO OF           RATIO OF
DISTRIBUTIONS        TOTAL                                NET ASSETS    OPERATING       NET INVESTMENT
  IN EXCESS        DIVIDENDS      NET ASSET                 END OF     EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO
    OF NET            AND           VALUE       TOTAL        YEAR      AVERAGE NET       AVERAGE NET      TURNOVER
REALIZED GAINS   DISTRIBUTIONS   END OF YEAR   RETURN++     (000)        ASSETS             ASSETS          RATE
-------------------------------------------------------------------------------------------------------------------
    $(0.57)         $(2.40)        $10.23       (42.60)%   $113,052       1.00%(a)          (0.51)%          135%
        --           (2.75)         20.61        (0.16)     328,219       0.98(a)(b)         0.15             79
        --           (2.05)         23.36        15.74      412,176       0.97(a)(b)         0.12             72
        --           (4.26)         22.17        48.65      132,504       0.98(a)(b)         0.37             79
        --           (1.65)         18.47        17.00      100,260       1.04(b)            0.70            120
    $(0.57)         $(2.40)        $10.11       (42.68)%   $ 21,622       1.25%(a)          (0.76)%          135%
        --           (2.74)         20.43        (0.41)      47,624       1.23(a)(b)        (0.10)            79
        --           (2.04)         23.23        15.49       67,356       1.22(a)(b)        (0.13)            72
        --           (4.24)         22.09        48.28       21,725       1.23(a)(b)         0.12             79
        --           (1.60)         18.44        16.76        6,837       1.29(b)            0.45            120
    $(0.57)         $(2.40)        $ 9.50       (43.13)%   $ 16,119       2.00%(a)          (1.51)%          135%
        --           (2.74)         19.51        (1.19)      39,680       1.98(a)(b)        (0.85)            79
        --           (2.04)         22.47        14.69       50,797       1.97(a)(b)        (0.88)            72
        --           (4.23)         21.57        47.14       38,079       1.98(a)(b)        (0.63)            79
        --           (1.51)         18.20        15.86       20,257       2.04(b)           (0.30)           120
    $(0.57)         $(2.40)        $ 9.72       (43.14)%   $    563       2.00%(a)          (1.51)%          135%
        --           (2.74)         19.90        (1.16)       1,496       1.98(a)(b)        (0.85)            79
        --           (2.04)         22.86        14.64        1,629       1.97(a)(b)        (0.88)            72
        --           (4.23)         21.92        47.38        1,199       1.81(a)(b)        (0.46)            79
        --           (1.52)         18.41        16.45          446       1.54(b)            0.20            120

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
       NET ASSETS
     ---------------
       1.00%(a)
       0.98(a)
       0.97(a)
       0.98+(a)
       1.04
       1.25%(a)
       1.23(a)
       1.22(a)
       1.23(a)
       1.29
       2.00%(a)
       1.98(a)
       1.97(a)
       1.98(a)
       2.04
       2.00%(a)
       1.98(a)
       1.97(a)
       1.81(a)
       1.54

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each year


                                                 NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET
                                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED
                                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS        GAINS
                                                 --------------------------------------------------------------------------------
FOCUSED EQUITIES
PRIMARY A SHARES
Year ended 3/31/2001.........................     $22.59         $(0.01)           $(7.13)           $(7.14)           $(0.08)
Year ended 3/31/2000#........................      16.69          (0.01)             6.14              6.13             (0.23)
Year ended 3/31/1999#........................      12.13          (0.01)             4.58              4.57             (0.01)
Period ended 3/31/1998*#.....................      10.00          (0.01)             2.14              2.13                --
INVESTOR A SHARES
Year ended 3/31/2001.........................     $22.56         $(0.06)           $(7.11)           $(7.17)           $(0.08)
Year ended 3/31/2000#........................      16.73          (0.03)             6.09              6.06             (0.23)
Year ended 3/31/1999#........................      12.14          (0.04)             4.64              4.60             (0.01)
Period ended 3/31/1998*#.....................      10.00          (0.01)             2.15              2.14                --
INVESTOR B SHARES
Year ended 3/31/2001.........................     $22.26         $(0.20)           $(6.98)           $(7.18)           $(0.08)
Year ended 3/31/2000#........................      16.62          (0.09)             5.96              5.87             (0.23)
Year ended 3/31/1999#........................      12.13          (0.12)             4.62              4.50             (0.01)
Period ended 3/31/1998*#.....................      10.00          (0.04)             2.17              2.13                --
INVESTOR C SHARES
Year ended 3/31/2001.........................     $22.33         $(0.20)           $(7.00)           $(7.20)           $(0.08)
Year ended 3/31/2000#........................      16.67          (0.08)             5.97              5.89             (0.23)
Year ended 3/31/1999#........................      12.13          (0.14)             4.69              4.55             (0.01)
Period ended 3/31/1998*#.....................      10.00          (0.04)             2.17              2.13                --

---------------

   + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   * Focused Equities Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

   # Per share net investment income has been calculated using the monthly average shares method.

 ### Amount represents results prior to conversion to a master-feeder structure.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 170

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                     RATIO OF         RATIO OF                      RATIO OF
NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------
 $15.37      (31.67)%   $354,798       1.09%           (0.05)%           --           1.09%
  22.59       37.13      326,745       1.16(a)         (0.35)            53%###       1.16(a)
  16.69       37.73      105,458       1.06(a)          0.05            177           1.06(a)
  12.13       21.30        8,808       1.52+(a)        (0.30)+           25           1.52+(a)
 $15.31      (31.80)%   $491,437       1.34%           (0.30)%           --           1.34%
  22.56       36.62      690,166       1.41(a)         (0.60)            53%###       1.41(a)
  16.73       37.94      238,137       1.31(a)         (0.20)           177           1.31(a)
  12.14       21.40        6,056       1.77+(a)        (0.55)+           25           1.77+(a)
 $15.00      (32.32)%   $741,285       2.09%           (1.05)%           --           2.09%
  22.26       35.71    1,003,840       2.16(a)         (1.35)            53%###       2.16(a)
  16.62       37.15      306,365       2.06(a)         (0.95)           177           2.06(a)
  12.13       21.30       20,446       2.52+(a)        (1.30)+           25           2.52+(a)
 $15.05      (32.31)%   $203,642       2.09%           (1.05)%           --           2.09%
  22.33       35.72      247,509       2.16(a)         (1.35)            53%###       2.16(a)
  16.67       37.56       13,682       2.06(a)         (0.95)           177           2.06(a)
  12.13       21.30          469       2.52+(a)        (1.30)+           25           2.52+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each year.


                                                 NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET
                                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED
                                                  OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS        GAINS
                                                 --------------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2001.........................     $22.41         $(0.03)           $(4.02)           $(4.05)           $(3.73)
Year ended 3/31/2000#........................      13.31          (0.07)             9.81              9.74             (0.64)
Year ended 3/31/1999#........................      16.56          (0.04)            (0.94)            (0.98)            (2.27)
Year ended 3/31/1998#........................      12.86          (0.06)             5.55              5.49             (1.79)
Year ended 3/31/1997#........................      14.04          (0.04)             0.20              0.16             (1.34)
INVESTOR A SHARES
Year ended 3/31/2001.........................     $21.87         $(0.09)           $(3.91)           $(4.00)           $(3.73)
Year ended 3/31/2000#........................      13.04          (0.12)             9.59              9.47             (0.64)
Year ended 3/31/1999#........................      16.30          (0.07)            (0.92)            (0.99)            (2.27)
Year ended 3/31/1998#........................      12.69          (0.10)             5.50              5.40             (1.79)
Year ended 3/31/1997#........................      13.91          (0.07)             0.19              0.12             (1.34)
INVESTOR B SHARES
Year ended 3/31/2001.........................     $20.38         $(0.19)           $(3.59)           $(3.78)           $(3.73)
Year ended 3/31/2000#........................      12.28          (0.22)             8.96              8.74             (0.64)
Year ended 3/31/1999#........................      15.58          (0.15)            (0.88)            (1.03)            (2.27)
Year ended 3/31/1998#........................      12.29          (0.20)             5.28              5.08             (1.79)
Year ended 3/31/1997#........................      13.61          (0.18)             0.20              0.02             (1.34)
INVESTOR C SHARES
Year ended 3/31/2001.........................     $20.47         $(0.17)           $(3.62)           $(3.79)           $(3.73)
Year ended 3/31/2000#........................      12.33          (0.22)             9.00              8.78             (0.64)
Year ended 3/31/1999#........................      15.63          (0.15)            (0.88)            (1.03)            (2.27)
Year ended 3/31/1998#........................      12.31          (0.18)             5.29              5.11             (1.79)
Year ended 3/31/1997#........................      13.56          (0.10)             0.19              0.09             (1.34)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 172

NATIONS FUNDS

                                                                                               WITHOUT WAIVERS
                                                   RATIO OF                                    AND/OR EXPENSE
                                                   OPERATING                                   REIMBURSEMENTS
                                                   EXPENSES                                    ---------------
                                     RATIO OF      INCLUDING        RATIO OF                      RATIO OF
NET ASSET              NET ASSETS    OPERATING     INTEREST      NET INVESTMENT                   OPERATING
  VALUE                  END OF     EXPENSES TO     EXPENSE     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 END OF      TOTAL        YEAR      AVERAGE NET   TO AVERAGE      AVERAGE NET      TURNOVER        AVERAGE
  YEAR      RETURN++     (000)        ASSETS      NET ASSETS         ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------
 $14.63      (20.67)%   $388,152       0.98%(a)        --            (0.27)%          39%           0.98%(a)
  22.41       75.34      281,951       1.00(a)(b)      --            (0.45)           46            1.00(a)
  13.31       (7.21)     177,861       0.98(a)(b)      --            (0.29)           43            0.98(a)
  16.56       45.09      318,584       0.98(a)       0.99%           (0.42)           76            0.98(a)
  12.86        0.48      267,319       0.98(a)         --            (0.26)           93            0.98(a)
 $14.14      (20.98)%   $ 16,536       1.23%(a)        --            (0.52)%          39%           1.23%(a)
  21.87       74.82       22,741       1.25(a)(b)      --            (0.70)           46            1.25(a)
  13.04       (7.41)      18,042       1.23(a)(b)      --            (0.54)           43            1.23(a)
  16.30       44.86       21,591       1.23(a)         --            (0.67)           76            1.23(a)
  12.69        0.18       12,126       1.23(a)         --            (0.51)           93            1.23(a)
 $12.87      (21.51)%   $ 44,261       1.98%(a)        --            (1.27)%          39%           1.98%(a)
  20.38       73.47       49,606       2.00(a)(b)      --            (1.45)           46            2.00(a)
  12.28       (8.10)      33,245       1.98(a)(b)      --            (1.29)           43            1.98(a)
  15.58       43.64       45,451       1.98(a)       1.99%           (1.42)           76            1.98(a)
  12.29       (0.57)      33,342       1.98(a)         --            (1.26)           93            1.98(a)
 $12.95      (21.46)%   $  3,248       1.98%(a)        --            (1.27)%          39%           1.98%(a)
  20.47       73.50        2,628       2.00(a)(b)      --            (1.45)           46            2.00(a)
  12.33       (8.08)       1,383       1.98(a)(b)      --            (1.29)           43            1.98(a)
  15.63       43.80        2,266       1.81(a)       1.82%           (1.25)           76            1.81(a)
  12.31       (0.04)       1,437       1.48(a)         --            (0.76)           93            1.48(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each period.


                                                                NET ASSET                      NET REALIZED      NET INCREASE/
                                                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN
                                                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE
                                                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS
                                                                ---------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Period ended 3/31/2001*.....................................     $10.00         $(0.03)           $(2.98)           $(3.01)
INVESTOR A SHARES
Period ended 3/31/2001*.....................................     $10.00         $(0.06)           $(2.97)           $(3.03)
INVESTOR B SHARES
Period ended 3/31/2001*.....................................     $10.00         $(0.11)           $(2.97)           $(3.08)
INVESTOR C SHARES
Period ended 3/31/2001*.....................................     $10.00         $(0.11)           $(2.97)           $(3.08)

---------------

  + Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 174

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                     RATIO OF         RATIO OF                      RATIO OF
NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------
  $6.99      (30.10)%   $ 5,686        1.35%+          (0.41)%+         426%          1.35%+
  $6.97      (30.30)%   $19,644        1.60%+          (0.66)%+         426%          1.60%+
  $6.92      (30.80)%   $50,404        2.35%+          (1.41)%+         426%          2.35%+
  $6.92      (30.80)%   $ 6,557        2.35%+          (1.41)%+         426%          2.35%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                     NET ASSET                      NET REALIZED      NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                       VALUE           NET         AND UNREALIZED     (DECREASE) IN     FROM NET      FROM NET
                                     BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE   INVESTMENT     REALIZED
                                     OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS     INCOME         GAINS
                                     --------------------------------------------------------------------------------------------
SMALL COMPANY
PRIMARY A SHARES*
Year ended 3/31/2001.............     $22.66         $(0.10)           $(6.67)           $(6.77)         $   --        $(2.20)
Year ended 3/31/2000#............      11.50          (0.10)            11.29             11.19              --         (0.03)
Year ended 3/31/1999#............    15.79..          (0.05)            (3.11)            (3.16)             --         (1.13)
Period ended 3/31/1998...........      12.07           0.01              4.43              4.44           (0.01)        (0.71)
Period ended 5/16/1997...........      10.65           0.04              1.47              1.51           (0.04)        (0.05)
Period ended 8/31/1996**.........      10.00           0.09              0.64              0.73           (0.08)           --
INVESTOR A SHARES*
Year ended 3/31/2001.............     $22.44         $(0.14)           $(6.58)           $(6.72)         $   --        $(2.20)
Year ended 3/31/2000#............      11.43          (0.15)            11.19             11.04              --         (0.03)
Year ended 3/31/1999#............      15.74          (0.07)            (3.11)            (3.18)             --         (1.13)
Period ended 3/31/1998...........      12.05          (0.02)             4.42              4.40              --         (0.71)
Period ended 5/16/1997...........      10.64           0.03              1.46              1.49           (0.03)        (0.05)
Period ended 8/31/1996 **........      10.00           0.05              0.64              0.69           (0.05)           --
INVESTOR B SHARES*
Year ended 3/31/2001.............     $21.94         $(0.23)           $(6.43)           $(6.66)         $   --        $(2.20)
Year ended 3/31/2000#............      11.23          (0.25)            10.99             10.74              --         (0.03)
Year ended 3/31/1999#............      15.59          (0.11)            (3.12)            (3.23)             --         (1.13)
Period ended 3/31/1998...........      12.03          (0.08)             4.35              4.27              --         (0.71)
Period ended 5/16/1997...........      10.65          (0.03)             1.46              1.43              --         (0.05)
Period ended 8/31/1996 **........      10.00           0.01              0.65              0.66           (0.01)           --
INVESTOR C SHARES
Year ended 3/31/2001.............     $22.21         $(0.25)           $(6.50)           $(6.75)         $   --        $(2.20)
Year ended 3/31/2000#............      11.38          (0.23)            11.09             10.86              --         (0.03)
Year ended 3/31/1999#............      15.74          (0.12)            (3.11)            (3.23)             --         (1.13)
Period ended 3/31/1998 ***.......      15.18          (0.08)             1.35              1.27              --         (0.71)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund Pilot, Class A and Class B Shares, which were reorganized into the Small Company Primary A, Investor A and Investor B Shares, respectively, as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment manager to Small Company was Boatmen's Trust Company. Effective May 23, 1997, the investment manager to Small Company became TradeStreet Investment Associates, Inc. (now known as Banc of America Capital Management, Inc.)

 ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

 *** Small Company Investor C Shares commenced operations on September 22, 1997.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS FUNDS

                                                                                                        WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                        ---------------
                                                         RATIO OF            RATIO OF                      RATIO OF
    TOTAL         NET ASSET                NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
  DIVIDENDS         VALUE                    END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
   $(2.20)         $13.69        (31.86)%   $477,246       1.15%(a)(b)        (0.52)%          48%           1.20%(a)
    (0.03)          22.66         97.46      647,825    1.13(a)(b)            (0.65)           63            1.22(a)
    (1.13)          11.50        (21.05)     327,981       0.95(a)            (0.42)           87            1.22(a)
    (0.72)          15.79         37.27      235,427       0.95+(a)            0.05+           59            1.26+(a)
    (0.09)          12.07         14.21      109,450       0.98+               0.54+           48            1.41+
    (0.08)          10.65          7.37       70,483       1.00+               1.06+           31            1.54+
   $(2.20)         $13.52        (31.96)%   $146,457       1.40%(a)(b)        (0.77)%          48%           1.45%(a)
    (0.03)          22.44         96.91      245,425       1.38(a)(b)         (0.90)           63            1.47(a)
    (1.13)          11.43        (21.32)      16,143       1.20(a)            (0.67)           87            1.47(a)
    (0.71)          15.74         37.02        6,772       1.20+(a)           (0.20)+          59            1.51+(a)
    (0.08)          12.05         13.98        3,697       1.23+               0.30+           48            1.66+
    (0.05)          10.64          6.88        2,611       1.25+               0.66+           31            1.65+
   $(2.20)         $13.08        (32.45)%   $ 11,744       2.15%(a)(b)        (1.52)%          48%           2.20%(a)
    (0.03)          21.94         95.79       13,839       2.13(a)(b)         (1.65)           63            2.22(a)
    (1.13)          11.23        (21.86)       5,127       1.95(a)            (1.42)           87            2.22(a)
    (0.71)          15.59         36.06        3,384       1.87+(a)           (0.87)+          59            2.18+(a)
    (0.05)          12.03         13.43        2,635       1.97+              (0.45)+          48            2.41+
    (0.01)          10.65          6.65        1,878       2.01+              (0.07)+          31            2.44+
   $(2.20)         $13.26        (32.46)%   $  2,813       2.15%(a)(b)        (1.52)%          48%           2.20%(a)
    (0.03)          22.21         95.76        3,588       2.13(a)(b)         (1.65)           63            2.22(a)
    (1.13)          11.38        (21.66)       1,951    1.70(a)               (1.17)           87         2.22(a)
    (0.71)          15.74          8.75        3,122       1.95+(a)           (0.95)+          59            2.26+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2001, the Trust offered thirty-four separate portfolios, the Company offered six separate portfolios, Reserves offered sixteen separate portfolios and Funds Trust offered five separate portfolios. These financial statements pertain only to certain domestic stock portfolios of the Trust, the Company, Reserves and Funds Trust:
Convertible Securities Fund, Balanced Assets Fund, Asset Allocation Fund, Equity Income Fund, Value Fund, Growth & Income Fund, Blue Chip Fund, Strategic Growth Fund, Capital Growth Fund, Aggressive Growth Fund (formerly Disciplined Equity
Fund), Focused Equities Fund, MidCap Growth Fund, 21st Century Fund and Small Company Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, the Company, Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Seafirst Shares of Asset Allocation Fund and Blue Chip Fund were converted into Investor A Shares on June 23, 2000. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth & Income Fund, Blue Chip Fund and Focused Equities Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth & Income Master Portfolio, Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (97.6% for Growth & Income Master Portfolio, 95.4% for Blue Chip Master Portfolio and 98.9% for Focused Equities Master Portfolio at March 31, 2001). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Advisors, Inc. ("BAAI"), whose financial statements are not presented here, also invest in the Master Portfolios.

On April 10, 2000, 21st Century Fund commenced operations in a master-feeder structure. The Fund seeks to achieve its investment objective by investing substantially all of its assets in 21st Century Master Portfolio of the Master Trust, which has the same investment objective as the Fund. Because the value of the Fund's investment in the 21st Century Master Portfolio as of and for the period ended March 31, 2001 represented substantially all of the beneficial interests in the 21st Century Master Portfolio, financial statements for the 21st Century Master Portfolio have not been prepared and references in this report to 21st Century Fund should be read to include references to the corresponding Master Portfolio.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

NATIONS FUNDS

Futures contracts: All Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require all of the Funds to classify gains and losses realized on principal paydowns received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle will not affect the Funds' net asset value but will change the classification between interest income and realized gain/loss in the Statement of operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income, if any, are declared and paid each calendar quarter by the Convertible Securities, Balanced Assets, Asset Allocation, Growth & Income, Blue Chip, Focused Equities, MidCap Growth and 21st Century Funds; all other Funds declare and pay distributions monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due to different book and tax accounting for paydowns, net operating losses, currency gains and losses and use of the tax accounting practice known as equalization.

Reclassifications for the period ended March 31, 2001 were as follows:

                                          INCREASE/       INCREASE/
                           INCREASE/      (DECREASE)      (DECREASE)
                           (DECREASE)   UNDISTRIBUTED    ACCUMULATED
                            PAID-IN     NET INVESTMENT   NET REALIZED
                            CAPITAL         INCOME       GAIN/(LOSS)
                             (000)          (000)           (000)
                           ------------------------------------------
Convertible Securities...   $  2,659       $  (276)        $ (2,383)
Balanced Assets..........          3             2               (5)
Asset Allocation.........        830            (7)            (823)
Equity Income............      5,786           (74)          (5,712)
Value....................     60,846           702          (61,548)
Growth & Income..........     (3,228)        3,957             (729)
Blue Chip................        186           737             (923)
Strategic Growth.........     (1,789)        1,788                1
Capital Growth...........     15,545         3,176          (18,721)
Aggressive Growth........     11,747         1,983          (13,730)
Focused Equities.........    (13,726)       14,883           (1,157)
MidCap Growth............      6,984         1,528           (8,512)
21st Century.............     (1,096)        1,094                2
Small Company............      3,625         5,167           (8,792)

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue

NATIONS FUNDS

Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust, the Company, Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust, the Company, Reserves, Funds Trust and Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                              ANNUAL RATE
                                              -----------
Convertible Securities, Balanced Assets,
  Asset Allocation, Value, Strategic Growth,
  Capital Growth, Aggressive Growth, MidCap
  Growth....................................     0.65%
21st Century................................     0.75%
Small Company...............................     0.90%

                                          FEES ON
                         FEES ON         NET ASSETS        FEES ON
                        NET ASSETS      BETWEEN $100      NET ASSETS
                          UP TO           AND $250        EXCEEDING
                       $100 MILLION       MILLION        $250 MILLION
                       ----------------------------------------------
Equity Income........      0.65%            0.60%            0.50%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Trust, the Company, Reserves and Funds Trust has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rate of each Fund's average daily net assets:

                                              ANNUAL RATE
                                              -----------
Equity Income...............................     0.20%
Convertible Securities, Balanced Assets,
  Value, Strategic Growth, Capital Growth,
  Aggressive Growth, MidCap Growth, Small
  Company...................................     0.25%

Reserves has, on behalf of the Asset Allocation Fund, entered into a sub-advisory agreement with BAAI and BACAP, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI for management of the fixed income and money market portions of the Fund at the maximum annual rate of 0.25% of the Fund's average daily net assets.

Reserves has, on behalf of the Asset Allocation Fund, entered into a sub-advisory agreement with BAAI and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which Chicago Equity is entitled to receive a sub-advisory fee from BAAI for management of the equity portion of the Fund at the maximum annual rate of 0.25% of the Fund's average daily net assets.

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BAAI and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.45% of the Fund's average daily net assets.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust, the Company, Reserves and Funds Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of the average daily net assets of all Funds except for Blue Chip Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets and Growth & Income and Focused Equities Funds, which pay a monthly fee at the maximum annual rate of 0.13% of their average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust, the Company, Reserves and Funds Trust pursuant to agreements with BAAI. For the

NATIONS FUNDS
year ended March 31, 2001, Stephens and BAAI earned 0.07% and 0.11%, respectively, of the Funds' average daily net assets for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund.

During the year ended March 31, 2001 and until July 31, 2001, BAAI and/or the sub-advisers and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), exceed an annual rate of 1.15% of the Small Company Fund's average daily net assets.

Effective December 1, 2000, BAAI and/or the sub-advisers and Stephens have agreed to reimburse expenses and/or waive fees as necessary for Balanced Assets Fund so that, on a daily basis, the net fund level expense ratio will not exceed the annual rate maintained for the Asset Allocation Fund.

BNY serves as the custodian of the Trust's, the Company's, Reserves' and Funds Trust's assets. For the year ended March 31, 2001, expenses of the Funds were reduced by $70,369 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2001, Bank of America earned approximately $55,243 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2001, the Funds were informed that the distributor received $4,118,476 in front-end sales charges for sales of Investor A Shares and $4,085,508 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

For the year ended March 31, 2001, 21st Century Master Portfolio paid commissions of $16,157 to certain affiliates of BAAI in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Trust, the Company, Reserves and Funds Trust for serving as Trustee/Director or Officer of the Trust, the Company, Reserves and Funds Trust.

The Trust's, the Company's, Reserves' and Funds Trust's eligible Trustees/Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, the Funds earned $13,750,201 in the aggregate from such investments, which is included in interest income.

Equity Income Fund has invested in Convertible Securities Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, Equity Income earned $113,378 from such investments, which is included in dividend income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, the Company, Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund, a combined distribution and shareholder servicing plan for Investor A Shares of each Fund and a shareholder servicing plan for Seafirst Shares (Seafirst Shares converted into Investor A Shares on June 23, 2000) of Asset Allocation and Blue Chip Funds. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor

NATIONS FUNDS
and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2001, the annual rates in effect and plan limits, as a percentage of average daily net assets, were and will be as follows:

                                     CURRENT      PLAN
                                      RATE        LIMIT
                                     ------------------
INVESTOR A COMBINED DISTRIBUTION
  AND SHAREHOLDER SERVICING PLAN...   0.25%       0.25%
INVESTOR B AND INVESTOR C
  SHAREHOLDER SERVICING PLANS......   0.25%       0.25%
INVESTOR B DISTRIBUTION PLAN.......   0.75%       0.75%
INVESTOR C DISTRIBUTION PLAN.......   0.75%       0.75%
SEAFIRST SHAREHOLDER SERVICING
  PLAN*............................     N/A       0.25%

---------------

* Seafirst Shares converted into Investor A Shares on June 23, 2000.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Convertible Securities......  $  389,950    $  287,957
Balanced Assets.............     132,804       135,205
Asset Allocation............     244,073       247,929
Equity Income...............     693,348       773,223
Value.......................   2,261,184     2,808,552
Strategic Growth............   1,217,705       660,804
Capital Growth..............     764,320       851,024
Aggressive Growth...........     398,299       550,867
MidCap Growth...............     231,547       128,982
21st Century................     446,917       346,348
Small Company...............     459,267       394,718

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2001 were as follows:

                                   PURCHASES     SALES
                                     (000)       (000)
                                   --------------------
Balanced Assets..................  $ 40,225     $40,850
Asset Allocation.................   113,327     129,015
Equity Income....................     6,658          --
Value............................    24,668       4,972
Strategic Growth.................    17,751       2,243
Capital Growth...................     7,772      13,060
21st Century.....................     5,269       1,987

5.  FUTURES CONTRACTS

At March 31, 2001, the following Fund had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
                        DESCRIPTION                           CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION:
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2001(a)..............................................      15          $  3,071           $  3,090           $  19
U.S. Treasury Note Futures (long position) expiring June
  2001(a)...................................................     120            12,362             12,502             140
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2001(a)..............................................    (180)          (18,808)           (19,117)           (309)
                                                                                                                    -----
    Total net unrealized depreciation.......................                                                        $(150)
                                                                                                                    =====

---------------
(a) Securities have been segregated as collateral for the Asset Allocation Fund for open futures contracts.

6.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of March 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust, Reserves and Funds Trust and 330,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's, Reserves' and Funds Trust's Declarations of Trust and the Company's Articles of Incorporation authorize the Board of

NATIONS FUNDS

Trustees/Directors to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

7.  LINES OF CREDIT

The Trust, the Company, Reserves and Funds Trust each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2001, there were no loans outstanding under this agreement. For the year ended March 31, 2001, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
FUND                                   (000)         RATE
-----------------------------------------------------------
Convertible Securities............    $    2         6.00%
Balanced Assets...................        --*        6.93
Asset Allocation..................        13         6.83
Equity Income.....................       363         6.91
Value.............................       416         6.91
Strategic Growth..................        10         7.00
Capital...........................     6,649         6.61
21st Century......................        --*        6.44
Small Company.....................         3         6.09

---------------
* Amount represents less than $500.

The average amount outstanding was calculated based on daily balances during the period.

The Trust, the Company, Reserves and Funds Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Fund paid its pro rata share. This fee was paid quarterly in arrears. Each participating Fund was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Funds under the committed line of credit.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Funds had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
                             LOANED SECURITIES    OF COLLATERAL
FUND                               (000)              (000)
---------------------------------------------------------------
Balanced Assets............      $  1,922           $  1,977
Equity Income..............         8,061              8,146
Value......................        40,099             41,497
Strategic Growth...........        18,402             21,763
Capital Growth.............        19,049             19,255
Aggressive Growth..........        13,511             13,858
MidCap Growth..............        88,002             91,107
21st Century...............         5,258              7,199
Small Company..............       128,482            146,774

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 2001, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                                                2009
FUND                                           (000)
------------------------------------------------------
Growth & Income.............................  $ 32,076
Strategic Growth............................    42,323
Focused Equities............................   112,609
21st Century................................    12,772

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the following Funds

NATIONS FUNDS
elected to defer losses occurring between November 1, 2000 and March 31, 2001 under these rules:

                                       POST-OCTOBER
                                     CAPITAL/CURRENCY
                                     LOSSES DEFERRED
FUND                                      (000)
-----------------------------------------------------
Convertible Securities.............      $ 5,194
Asset Allocation...................        5,453
Equity Income......................        4,087
Growth & Income....................       22,498
Blue Chip..........................       20,225

                                       POST-OCTOBER
                                     CAPITAL/CURRENCY
                                     LOSSES DEFERRED
FUND                                      (000)
-----------------------------------------------------
Strategic Growth...................      $37,492
Aggressive Growth..................       20,401
Focused Equities...................      145,981
21st Century.......................       13,254
Small Company......................        5,312

10.  REORGANIZATIONS

ACQUISITION OF PACIFIC HORIZON FUNDS

On May 14, 1999, the Small Company Growth Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the Pacific Horizon Aggressive Growth Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                    ACQUIRED
                                         TOTAL NET ASSETS             FUND
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND         UNREALIZED
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION        APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $164,166           $366,213            $530,379                $12,433

On May 21, 1999, the Capital Income Fund, Asset Allocation Fund and Blue Chip Fund, newly established portfolios, acquired the assets and assumed the liabilities of the Pacific Horizon Capital Income Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Blue Chip Fund, respectively, pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of Capital Income Fund, Asset Allocation Fund and Blue Chip Fund in an amount equal to the value of the outstanding shares of the Pacific Horizon Capital Income Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Blue Chip Fund, respectively. The financial statements of the Capital Income Fund, Asset Allocation Fund and Blue Chip Fund reflect the historical financial results of the Pacific Horizon Capital Income Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Blue Chip Fund prior to the reorganization.

  PACIFIC HORIZON FUND SHARE CLASS   CORRESPONDING RESERVES SHARE CLASS
  ---------------------------------------------------------------------
  Capital Income                         Nations Capital Income
    A Shares                               Investor A Shares
    B Shares                               Investor B Shares
    K Shares                               Investor C Shares
  Asset Allocation                       Nations Asset Allocation
    A Shares                               Investor A Shares
    B Shares                               Investor B Shares
    K Shares                               Investor C Shares
    SRF Shares                             Seafirst Shares
  Blue Chip                              Nations Blue Chip
    A Shares                               Investor A Shares
    B Shares                               Investor B Shares
    K Shares                               Investor C Shares
    SRF Shares                             Seafirst Shares

NATIONS FUNDS

ACQUISITION OF TIME HORIZON FUNDS

On August 20, 1999, the Asset Allocation Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the Time Horizon Funds, listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                           TOTAL NET ASSETS
                                                    TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND
                                                    OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION
   ACQUIRING FUND            ACQUIRED FUND               (000)               (000)               (000)
------------------------------------------------------------------------------------------------------------
Asset Allocation       Time Horizon Portfolio I         $32,506            $293,022            $419,334
Asset Allocation       Time Horizon Portfolio II         43,414             293,022             419,334
Asset Allocation       Time Horizon Portfolio III        50,392             293,022             419,334


                            ACQUIRED FUND
                       UNREALIZED APPRECIATION
   ACQUIRING FUND               (000)
---------------------  -----------------------
Asset Allocation               $1,890
Asset Allocation                3,206
Asset Allocation                5,511

CHANGE OF REGISTERED INVESTMENT COMPANY

On August 20, 1999, the Growth & Income and Focused Equities Funds, newly established shell portfolios of Reserves (the "Successor Funds"), acquired the assets and liabilities of their predecessor funds, which were series of the Trust, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor funds had the same name, investment objective and principal investment strategies as the Successor Funds. The acquisition was accomplished by a tax-free exchange of shares of the Successor Funds in an amount equal to the value of the outstanding shares of the predecessor funds. The financial statements of the Successor Funds reflect the historical financial results of the predecessor funds prior to the reorganizations.

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                     TOTAL NET ASSETS
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    UNREALIZED APPRECIATION
ACQUIRING FUND            ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation       Boatmen's Trust
                       Company Balanced
                       Investment Fund            $ 13,617          $  410,438          $  424,055              $  1,099
Equity Income          Boatmen's Trust
                       Company Equity
                       Income Fund                  95,694             463,209             558,903                15,874
Equity Income          BCA Equity Income
                       Fund                         92,411             463,209             555,620                28,871
Value                  Boatmen's Trust
                       Company Equity Value
                       Fund                        119,967           1,364,400           1,484,367                34,539
Value                  Bank IV Kansas Stock
                       Fund                         47,444           1,364,400           1,411,844                 8,399
Strategic Growth       BCA Diversified
                       Stock Fund                  307,415             858,884           1,166,299               115,146

NATIONS FUNDS

                                                                                     TOTAL NET ASSETS
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    UNREALIZED APPRECIATION
ACQUIRING FUND            ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth      BCA Retail Trust
                       Equity Fund                  28,949             383,624             412,573                12,864
Small Company          Boatmen's Trust
                       Company Managed
                       Small Capitalization
                       Fund                         88,407             769,936             858,343                27,179

11.  SUBSEQUENT EVENTS

On August 23, 2000, the Boards of Trustees of the Trust and Reserves approved an Agreement and Plan of Reorganization (the "Reorganization") pursuant to which Asset Allocation Fund's successor will acquire all of the assets of Balanced Assets Fund in exchange for shares of equal value of Asset Allocation Fund's successor. Additionally, the Board of Trustees of Reserves approved the Reorganization of the Asset Allocation Fund into a newly established successor fund in Funds Trust. This Reorganization was approved by shareholders, and it is anticipated that the Reorganization will take place on or about June 8, 2001.

On August 23, 2000, the Board of Trustees of Reserves approved the Reorganization of the Growth & Income and Focused Equities Funds into newly established successor funds in Funds Trust. The Growth & Income and Focused Equities Funds will retain their name, investment objectives and principal investment strategies without change. This Reorganization was approved by shareholders, and it is anticipated that the Reorganization will take place on or about June 8, 2001.

On April 5, 2001, BAAI and BACAP reorganized into successor entities named Banc of America Advisors, LLC and Banc of America Capital Management, LLC, respectively. The successor entities are organized as limited liability companies under the laws of the State of North Carolina.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Balanced Assets Fund, Nations Asset Allocation Fund, Nations Equity Income Fund, Nations Value Fund, Nations Marsico Growth & Income Fund, Nations Blue Chip Fund, Nations Stategic Growth Fund, Nations Capital Growth, Nations Aggressive Growth Fund (formerly, Nations Disciplined Equity Fund), Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Small Company Fund and Nations Marsico 21st Century Fund (portfolios of Nations Fund Trust, Nations Reserves, Nations Fund, Inc. or Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of Nations Small Company Fund, formerly Pilot Small Capitalization Equity Fund, for the periods ended May 16, 1997 and August 31, 1996 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2001, the amount of long-term capital gains designated by the Trust, the Company, Reserves and Funds Trust were as follows:

FUND                                                             TOTAL
--------------------------------------------------------------------------
Convertible Securities......................................  $ 37,743,257
Balanced Assets.............................................         3,660
Asset Allocation............................................    20,267,137
Equity Income...............................................    31,297,382
Value.......................................................   360,866,210
Growth & Income.............................................     1,734,921
Blue Chip...................................................    67,227,943
Strategic Growth............................................     1,377,174
Capital Growth..............................................   175,422,152
Aggressive Growth...........................................    49,125,138
Focused Equities............................................     8,998,699
MidCap Growth...............................................    61,495,012
Small Company...............................................   100,862,890

Of the ordinary income (including short-term capital gain) distributions made by the Trust, the Company, Reserves and Funds Trust during the fiscal year ended March 31, 2001, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................   16.31%
Balanced Assets.............................................   37.93%
Asset Allocation............................................   21.53%
Equity Income...............................................  100.00%
Value.......................................................  100.00%
Growth & Income.............................................   30.36%
Blue Chip...................................................  100.00%
MidCap Growth...............................................    7.55%
Small Company...............................................   22.29%

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio Annual Report
                                                                  MARCH 31, 2001

The following pages should be read in conjunction with Nations Marsico Growth & Income, Nations Blue Chip and Nations Marsico Focused Equities Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Growth & Income Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          COMMON STOCKS -- 86.7%
          AEROSPACE AND DEFENSE -- 7.5%
390,352   Boeing Company.........................   $21,746
286,163   General Dynamics Corporation...........    17,954
                                                    -------
                                                     39,700
                                                    -------
          AIRLINES -- 2.8%
828,825   Southwest Airlines Company.............    14,712
                                                    -------
          APPAREL AND TEXTILES -- 1.1%
141,464   Nike, Inc., Class B....................     5,736
                                                    -------
          BEVERAGES -- 6.6%
 82,659   Adolph Coors Company, Class B(a).......     5,409
417,634   Anheuser-Busch Companies, Inc. ........    19,182
160,000   Coca-Cola Enterprises Inc. ............     2,845
200,299   Pepsi Bottling Group, Inc. ............     7,613
                                                    -------
                                                     35,049
                                                    -------
          BROADCASTING AND CABLE -- 4.4%
181,723   Clear Channel Communications, Inc.++...     9,895
320,469   Comcast Corporation, Class A++.........    13,439
                                                    -------
                                                     23,334
                                                    -------
          COMMERCIAL BANKING -- 3.2%
382,506   Citigroup Inc. ........................    17,205
                                                    -------
          COMMERCIAL SERVICES -- 0.4%
 25,384   Omnicom Group Inc.(a)..................     2,104
                                                    -------
          COMPUTER SERVICES -- 1.7%
169,497   Automatic Data Processing, Inc. .......     9,217
                                                    -------
          CONSUMER CREDIT AND MORTGAGES -- 2.5%
178,718   USA Education Inc. ....................    12,984
                                                    -------
          CONSUMER SERVICES -- 0.2%
 30,630   Estee Lauder Companies Inc., Class
            A(a).................................     1,116
                                                    -------
          DEPARTMENT AND DISCOUNT STORES -- 6.9%
501,609   Costco Wholesale Corporation++.........    19,689
337,710   Wal-Mart Stores, Inc. .................    17,054
                                                    -------
                                                     36,743
                                                    -------
          DIVERSIFIED MANUFACTURING -- 4.1%
520,552   General Electric Company...............    21,790
                                                    -------
          ELECTRIC POWER -- NON NUCLEAR -- 2.8%
191,412   Calpine Corporation++(a)...............    10,541
119,542   Mirant Corporation++(a)................     4,244
                                                    -------
                                                     14,785
                                                    -------
          FOOD AND DRUG STORES -- 1.1%
104,269   Safeway Inc.++.........................     5,750
                                                    -------

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          HEALTH SERVICES -- 1.4%
171,068   Tenet Healthcare Corporation++.........   $ 7,527
                                                    -------
          HOUSING AND FURNISHING -- 0.5%
 73,910   M.D.C. Holdings, Inc. .................     2,908
                                                    -------
          INTEGRATED OIL -- 1.1%
112,954   BP Amoco plc, ADR......................     5,605
                                                    -------
          INVESTMENT SERVICES -- 9.4%
188,832   Goldman Sachs Group, Inc. .............    16,070
137,760   Lehman Brothers Holdings Inc. .........     8,638
385,713   Merrill Lynch & Company, Inc. .........    21,368
 53,561   Northern Trust Corporation.............     3,348
                                                    -------
                                                     49,424
                                                    -------
          LODGING AND RECREATION -- 1.6%
173,262   Four Seasons Hotels Inc.(a)............     8,575
                                                    -------
          MEDICAL DEVICES AND SUPPLIES -- 1.9%
 50,406   Baxter International Inc. .............     4,745
141,538   Priority Healthcare Corporation, Class
            B++..................................     5,343
                                                    -------
                                                     10,088
                                                    -------
          OILFIELD SERVICES -- 4.3%
243,977   Schlumberger Ltd. .....................    14,055
123,860   Smith International, Inc.++(a).........     8,695
                                                    -------
                                                     22,750
                                                    -------
          PHARMACEUTICALS -- 12.3%
158,416   Amgen Inc.++...........................     9,535
401,054   Genentech, Inc.++(a)...................    20,253
295,126   Merck & Company, Inc. .................    22,401
309,598   Pfizer Inc. ...........................    12,678
                                                    -------
                                                     64,867
                                                    -------
          PUBLISHING AND ADVERTISING -- 0.3%
 41,183   New York Times Company, Class A........     1,687
                                                    -------
          RAILROADS, TRUCKING AND SHIPPING --1.0%
131,901   FedEx Corporation++....................     5,498
                                                    -------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
 44,855   Equity Office Properties Trust.........     1,256
                                                    -------
          SOFTWARE -- 1.2%
119,322   Microsoft Corporation++................     6,525
                                                    -------
          SPECIALTY STORES -- 6.2%
474,849   Home Depot, Inc. ......................    20,466
447,348   Tiffany & Company......................    12,190
                                                    -------
                                                     32,656
                                                    -------
          TOTAL COMMON STOCKS
          (Cost $463,364)........................   459,591
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Growth & Income Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          CONVERTIBLE PREFERRED STOCKS -- 0.4%
          (Cost $1,405)
          ELECTRIC POWER -- NON NUCLEAR -- 0.4%
 28,100   Mirant Trust...........................   $ 2,093
                                                    -------
PRINCIPAL
 AMOUNT
  (000)
---------
            CORPORATE BONDS AND NOTES -- 0.1%
            (Cost $537)
            HOUSING AND FURNISHING -- 0.1%
 $   550    M.D.C. Holdings, Inc.,
              8.375% 02/01/08......................       549
                                                      -------
            SHORT TERM INVESTMENTS -- 10.4%
            (Cost $54,892)
            FEDERAL HOME LOAN BANK (FHLB) -- 10.4%
  54,900    Discount note 04/02/01.................    54,885
                                                      -------

 SHARES                                             VALUE
 (000)                                              (000)
-----------------------------------------------------------
           INVESTMENT COMPANIES -- 9.6%
           (Cost $50,691)
  50,691   Nations Cash Reserves#...............     50,691
                                                   --------
           TOTAL INVESTMENTS
           (Cost $570,889*)..............  107.1%   567,809
                                                   --------
           OTHER ASSETS
             AND LIABILITIES (NET).......  (7.1)%
           Cash.................................   $     81
           Receivable for investment securities
             sold...............................     13,669
           Dividends receivable.................        355
           Interest receivable..................          8
           Collateral on securities loaned......    (50,637)
           Investment advisory fee payable......       (345)
           Administration fee payable...........        (46)
           Payable for investment securities
             purchased..........................       (799)
           Accrued Trustees' fees and
             expenses...........................        (12)
           Accrued expenses and other
             liabilities........................        (33)
                                                   --------
           TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..................    (37,759)
                                                   --------
           NET ASSETS....................  100.0%  $530,050
                                                   ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $4,510 on investment securities was comprised of gross appreciation of $29,667 and gross depreciation of $34,177 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $572,319.

 ++ Non-income producing security.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $45,045 and $49,490, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 6). The portion that represents cash collateral is $50,637.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 98.3%
          AEROSPACE AND DEFENSE -- 1.9%
131,600   Boeing Company........................   $  7,331
 42,400   Northrop Grumman Corporation..........      3,689
 95,300   Rockwell International Corporation....      3,464
                                                   --------
                                                     14,484
                                                   --------
          AIRLINES -- 0.3%
 56,300   Delta Air Lines, Inc. ................      2,224
                                                   --------
          APPAREL AND TEXTILES -- 0.2%
 33,300   Liz Claiborne, Inc. ..................      1,567
                                                   --------
          AUTOMOTIVE -- 1.2%
274,405   Ford Motor Company....................      7,716
 17,300   Johnson Controls, Inc. ...............      1,081
 61,700   Visteon Corporation...................        928
                                                   --------
                                                      9,725
                                                   --------
          BEVERAGES -- 2.3%
133,100   Anheuser-Busch Companies, Inc. .......      6,113
 61,900   Coca-Cola Company.....................      2,795
197,900   PepsiCo, Inc. ........................      8,698
                                                   --------
                                                     17,606
                                                   --------
          BROADCASTING AND CABLE -- 3.6%
374,900   AOL Time Warner Inc.++................     15,052
 39,000   Cox Communications, Inc., Class
            A++(a)..............................      1,735
138,100   Viacom Inc., Class B++................      6,072
177,400   Walt Disney Company...................      5,074
                                                   --------
                                                     27,933
                                                   --------
          CHEMICALS -- BASIC -- 0.9%
 53,000   Air Products and Chemicals, Inc. .....      2,035
 27,398   Dow Chemical Company..................        865
 40,300   E.I. duPont de Nemours and Company....      1,640
  5,100   FMC Corporation++.....................        376
 45,200   Praxair, Inc. ........................      2,018
                                                   --------
                                                      6,934
                                                   --------
          CHEMICALS -- SPECIALTY -- 0.5%
 30,700   Engelhard Corporation.................        794
 11,400   Millipore Corporation.................        527
 47,000   Sigma-Aldrich Corporation.............      2,250
                                                   --------
                                                      3,571
                                                   --------
          COMMERCIAL BANKING -- 8.1%
509,900   Citigroup Inc. .......................     22,934
 74,500   First Union Corporation...............      2,459
 22,200   FleetBoston Financial Corporation.....        838
175,500   J.P. Morgan Chase & Company...........      7,880
 70,600   Mellon Financial Corporation..........      2,861
 46,800   PNC Financial Services Group..........      3,171
132,000   Regions Financial Corporation(a)......      3,754
 58,500   SunTrust Banks, Inc. .................      3,791
249,350   US Bancorp............................      5,785
129,800   Washington Mutual, Inc. ..............      7,107
 51,200   Wells Fargo & Company.................      2,533
                                                   --------
                                                     63,113
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMERCIAL SERVICES -- 0.4%
 38,500   Omnicom Group Inc. ...................   $  3,191
                                                   --------
          COMPUTER SERVICES -- 1.5%
 36,100   Automatic Data Processing, Inc. ......      1,963
 47,900   Electronic Data Systems Corporation...      2,676
 79,500   First Data Corporation................      4,747
 60,000   Paychex, Inc. ........................      2,224
  7,700   Synopsys, Inc.++......................        361
                                                   --------
                                                     11,971
                                                   --------
          COMPUTERS AND OFFICE EQUIPMENT -- 4.9%
 89,100   Compaq Computer Corporation...........      1,622
159,700   Dell Computer Corporation++...........      4,102
 22,200   Eastman Kodak Company.................        886
197,300   EMC Corporation++.....................      5,801
 49,000   Hewlett-Packard Company...............      1,532
153,300   International Business Machines
            Corporation.........................     14,745
 26,100   Jabil Circuit, Inc.++(a)..............        564
 35,200   Lexmark International, Inc.++(a)......      1,602
  7,262   McDATA Corporation, Class A++.........        137
 34,100   NCR Corporation++(a)..................      1,331
 35,300   Network Appliance, Inc.++(a)..........        593
 53,200   Sanmina Corporation++.................      1,041
157,800   Sun Microsystems, Inc.++..............      2,425
 42,800   Tektronix, Inc.++.....................      1,168
 48,700   Unisys Corporation++..................        682
                                                   --------
                                                     38,231
                                                   --------
          CONGLOMERATES -- 0.8%
 85,800   United Technologies Corporation.......      6,289
                                                   --------
          CONSUMER CREDIT AND MORTGAGES -- 3.6%
 51,800   American Express Company..............      2,139
127,400   Fannie Mae............................     10,142
104,200   Freddie Mac...........................      6,755
 99,500   MBNA Corporation......................      3,293
 55,400   Providian Financial Corporation.......      2,717
 47,900   USA Education Inc. ...................      3,480
                                                   --------
                                                     28,526
                                                   --------
          DEPARTMENT AND DISCOUNT STORES -- 3.7%
 78,300   Federated Department Stores, Inc.++...      3,253
 43,100   Kohl's Corporation++..................      2,659
 82,400   May Department Stores Company.........      2,924
158,900   Sears, Roebuck and Company............      5,604
 85,900   Target Corporation....................      3,099
227,800   Wal-Mart Stores, Inc. ................     11,504
                                                   --------
                                                     29,043
                                                   --------
          DIVERSIFIED ELECTRONICS -- 0.1%
 25,100   Symbol Technologies, Inc.(a)..........        876
                                                   --------
          DIVERSIFIED MANUFACTURING -- 4.6%
654,500   General Electric Company++............     27,397
202,100   Tyco International Ltd. ..............      8,737
                                                   --------
                                                     36,134
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          ELECTRIC POWER -- NON NUCLEAR -- 0.3%
 45,600   Dynegy Inc., Class A..................   $  2,326
                                                   --------
          ELECTRIC POWER -- NUCLEAR -- 2.7%
133,800   Duke Energy Corporation...............      5,719
 95,900   Exelon Corporation....................      6,291
 64,000   FPL Group, Inc. ......................      3,923
119,500   Reliant Energy, Inc. .................      5,407
                                                   --------
                                                     21,340
                                                   --------
          ELECTRICAL EQUIPMENT -- 0.3%
 59,800   Honeywell International Inc. .........      2,440
                                                   --------
          FOOD AND DRUG STORES -- 1.9%
 65,300   CVS Corporation.......................      3,819
 93,000   Safeway Inc.++........................      5,129
150,200   Walgreen Company......................      6,129
                                                   --------
                                                     15,077
                                                   --------
          FOOD PRODUCTS -- 1.8%
 69,400   Archer-Daniels-Midland Company........        913
 39,600   General Mills, Inc. ..................      1,703
 27,300   Hershey Foods Corporation.............      1,892
 25,300   Quaker Oats Company...................      2,455
154,400   SYSCO Corporation.....................      4,093
 61,200   Unilever NV, NY Shares................      3,222
                                                   --------
                                                     14,278
                                                   --------
          HEALTH SERVICES -- 1.0%
 90,300   HCA - The Healthcare Company..........      3,636
 69,000   UnitedHealth Group Inc. ..............      4,089
                                                   --------
                                                      7,725
                                                   --------
          HEAVY MACHINERY -- 0.6%
 55,400   Deere & Company.......................      2,013
 70,500   Parker-Hannifin Corporation...........      2,800
                                                   --------
                                                      4,813
                                                   --------
          HOUSEHOLD PRODUCTS -- 1.9%
 60,600   Avon Products, Inc. ..................      2,423
 51,600   Colgate-Palmolive Company.............      2,851
 33,200   Fortune Brands, Inc. .................      1,142
122,600   Kimberly-Clark Corporation............      8,317
                                                   --------
                                                     14,733
                                                   --------
          INSURANCE -- 4.0%
163,000   Allstate Corporation..................      6,836
168,200   American General Corporation..........      6,434
117,150   American International Group, Inc. ...      9,430
 65,000   Hartford Financial Services Group,
            Inc. ...............................      3,835
 43,600   Lincoln National Corporation..........      1,852
101,600   MetLife, Inc.(a)......................      3,053
                                                   --------
                                                     31,440
                                                   --------
          INTEGRATED OIL -- 6.0%
 72,400   Apache Corporation....................      4,171
 93,400   Chevron Corporation...................      8,200
 98,500   Conoco Inc. ..........................      2,783
325,577   Exxon Mobil Corporation...............     26,371

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          INTEGRATED OIL -- (CONTINUED)
 44,000   Texaco Inc. ..........................   $  2,922
100,000   USX-Marathon Group....................      2,695
                                                   --------
                                                     47,142
                                                   --------
          INVESTMENT SERVICES -- 1.6%
 70,500   Lehman Brothers Holdings Inc. ........      4,420
 99,900   Merrill Lynch & Company, Inc. ........      5,535
 54,000   Morgan Stanley Dean Witter &
            Company.............................      2,889
                                                   --------
                                                     12,844
                                                   --------
          LODGING AND RECREATION -- 0.7%
 96,500   Carnival Corporation..................      2,670
 77,700   Harley-Davidson, Inc. ................      2,949
                                                   --------
                                                      5,619
                                                   --------
          MEDICAL DEVICES AND SUPPLIES -- 3.6%
 93,800   Abbott Laboratories...................      4,426
 33,600   Baxter International Inc. ............      3,163
107,850   Biomet, Inc. .........................      4,248
 76,200   Cardinal Health, Inc. ................      7,373
102,600   Johnson & Johnson.....................      8,975
                                                   --------
                                                     28,185
                                                   --------
          METALS AND MINING -- 0.6%
104,700   Alcoa Inc. ...........................      3,764
 65,800   Barrick Gold Corporation..............        940
                                                   --------
                                                      4,704
                                                   --------
          NATURAL GAS DISTRIBUTION -- 1.1%
105,042   El Paso Corporation...................      6,859
 35,300   Enron Corporation.....................      2,051
                                                   --------
                                                      8,910
                                                   --------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT -- 3.2%
 79,200   Cabletron Systems, Inc.++.............      1,022
436,500   Cisco Systems, Inc.++.................      6,903
 36,400   Comverse Technology, Inc.++...........      2,144
 53,800   Corning Inc. .........................      1,113
 91,610   JDS Uniphase Corporation++............      1,689
  7,700   Juniper Networks, Inc.++(a)...........        292
144,300   Nortel Networks Corporation...........      2,027
 88,200   QUALCOMM Inc.++.......................      4,994
 52,000   Scientific-Atlanta, Inc. .............      2,163
 57,300   Tellabs, Inc.++.......................      2,331
                                                   --------
                                                     24,678
                                                   --------
          OILFIELD SERVICES -- 0.9%
 36,600   BJ Services Company++.................      2,606
 69,600   ENSCO International Inc. .............      2,436
 30,000   Schlumberger Ltd. ....................      1,728
                                                   --------
                                                      6,770
                                                   --------
          PAPER AND FOREST PRODUCTS -- 0.5%
 19,500   Bowater Inc. .........................        924
 58,200   Weyerhaeuser Company..................      2,956
                                                   --------
                                                      3,880
                                                   --------
          PHARMACEUTICALS -- 9.1%
 55,300   Allergan, Inc. .......................      4,100
 47,600   Amgen Inc.++..........................      2,865
 31,000   Biogen, Inc.++........................      1,963

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          PHARMACEUTICALS -- (CONTINUED)
210,600   Bristol-Myers Squibb Company..........   $ 12,510
 30,300   Eli Lilly and Company.................      2,323
 40,800   Forest Laboratories, Inc.++...........      2,417
214,700   Merck & Company, Inc. ................     16,296
581,525   Pfizer Inc. ..........................     23,814
 87,100   Pharmacia Corporation.................      4,387
                                                   --------
                                                     70,675
                                                   --------
          PUBLISHING AND ADVERTISING -- 0.7%
 54,800   McGraw-Hill Companies, Inc. ..........      3,269
 51,700   New York Times Company, Class A.......      2,118
                                                   --------
                                                      5,387
                                                   --------
          RAILROADS, TRUCKING AND SHIPPING -- 0.4%
115,700   Burlington Northern Santa Fe
            Corporation.........................      3,515
                                                   --------
          RESTAURANTS -- 0.4%
 71,600   Starbucks Corporation++...............      3,039
                                                   --------
          SEMICONDUCTORS -- 4.2%
 81,600   Agilent Technologies, Inc.++..........      2,508
 59,100   Analog Devices, Inc.++................      2,142
 54,700   Applied Materials, Inc.++.............      2,379
 26,600   Applied Micro Circuits
            Corporation++(a)....................        439
502,300   Intel Corporation.....................     13,216
 29,200   KLA-Tencor Corporation++(a)...........      1,150
 64,600   Linear Technology Corporation.........      2,653
 31,200   Maxim Integrated Products, Inc.++.....      1,298
 43,100   Novellus Systems, Inc.++(a)...........      1,748
 15,200   PerkinElmer, Inc. ....................        797
 10,400   QLogic Corporation++..................        234
 81,000   Texas Instruments Inc. ...............      2,509
 13,100   Vitesse Semiconductor Corporation++...        312
 50,300   Xilinx, Inc.++(a).....................      1,767
                                                   --------
                                                     33,152
                                                   --------
          SOFTWARE -- 4.2%
 29,600   Adobe Systems Inc. ...................      1,035
  3,600   Ariba, Inc.++(a)......................         28
 22,700   Autodesk, Inc.(a).....................        694

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SOFTWARE -- (CONTINUED)
 28,000   BMC Software, Inc.++(a)...............   $    602
 16,900   Intuit Inc.++.........................        469
 12,900   Mercury Interactive
            Corporation++(a)....................        540
365,000   Microsoft Corporation++++.............     19,962
374,300   Oracle Corporation++..................      5,607
 36,500   Peoplesoft, Inc.++....................        855
 37,000   Siebel Systems, Inc.++(a).............      1,006
 40,200   VERITAS Software Corporation++(a).....      1,859
                                                   --------
                                                     32,657
                                                   --------
          SPECIALTY STORES -- 0.8%
102,000   Bed Bath & Beyond Inc.++..............      2,505
 27,700   Best Buy Company, Inc.++..............        996
 59,350   Home Depot, Inc. .....................      2,558
                                                   --------
                                                      6,059
                                                   --------
          TELECOMMUNICATIONS SERVICES -- 6.1%
 56,800   Avaya Inc.++..........................        738
146,800   BellSouth Corporation.................      6,007
 64,400   Nextel Communications, Inc., Class
            A++.................................        926
253,600   Qwest Communications International
            Inc.++..............................      8,889
250,001   SBC Communications Inc. ..............     11,158
256,816   Verizon Communications Inc. ..........     12,661
382,650   WorldCom, Inc.++......................      7,151
                                                   --------
                                                     47,530
                                                   --------
          TOBACCO -- 1.1%
188,300   Philip Morris Companies Inc. .........      8,935
                                                   --------
          TOTAL COMMON STOCKS
            (Cost $691,232).....................    769,271
                                                   --------

PRINCIPAL
 AMOUNT
  (000)
---------
            U.S. TREASURY OBLIGATIONS -- 0.4%
            (Cost $2,956)
            U.S. TREASURY BILLS -- 0.4%
$  3,000    Discount note
              07/19/01++.......................        2,962
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 194

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

 SHARES                                            VALUE
 (000)                                             (000)
-----------------------------------------------------------
           INVESTMENT COMPANIES -- 4.0%
           (Cost $31,442)
  31,442   Nations Cash Reserves#.............   $   31,442
                                                 ----------
           TOTAL INVESTMENTS
           (Cost $725,630*)............  102.7%     803,675
                                                 ----------
           OTHER ASSETS AND
             LIABILITIES (NET).........  (2.7)%
           Receivable for investment
             securities
             sold.............................
                                                 $   14,776
           Dividends receivable...............          709
           Interest receivable................           78
           Receivable for variation margin....           67
           Collateral on securities loaned....      (22,037)
           Investment advisory fee payable....         (447)
           Administration fee payable.........          (34)
           Due to custodian...................          (12)
           Payable for investment securities
             purchased........................      (14,478)
           Accrued Trustees' fees and
             expenses.........................          (14)
           Accrued expenses and other
             liabilities......................          (33)
                                                 ----------
           TOTAL OTHER ASSETS AND LIABILITIES
             (NET)............................      (21,425)
                                                 ----------
           NET ASSETS..................  100.0%  $  782,250
                                                 ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $75,999 on investment securities was comprised of gross appreciation of $141,987 and gross depreciation of $65,988 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $727,676.

 ++ Non-income producing security.

 ++ All or a portion of security segregated as collateral for futures contracts.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $32,907 and $21,232, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 6). The portion that represents cash collateral is $22,037.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Focused Equities Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 89.4%
            AEROSPACE AND DEFENSE -- 8.0%
1,407,921   Boeing Company                        $   78,435
1,076,251   General Dynamics Corporation.......       67,524
                                                  ----------
                                                     145,959
                                                  ----------
            AIRLINES -- 3.0%
3,078,688   Southwest Airlines Company.........       54,647
                                                  ----------
            APPAREL AND TEXTILES -- 1.1%
  509,376   Nike, Inc., Class B................       20,655
                                                  ----------
            BEVERAGES -- 3.7%
1,464,407   Anheuser-Busch Companies, Inc. ....       67,260
                                                  ----------
            BROADCASTING AND CABLE -- 2.0%
  657,809   Clear Channel Communications,             35,818
              Inc.++...........................
                                                  ----------
            COMMERCIAL BANKING -- 4.1%
1,643,534   Citigroup Inc. ....................       73,926
                                                  ----------
            COMPUTER SERVICES -- 2.7%
  890,370   Automatic Data Processing, Inc. ...       48,418
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 6.2%
  831,720   Fannie Mae.........................       66,204
  623,104   USA Education Inc. ................       45,269
                                                  ----------
                                                     111,473
                                                  ----------
            DEPARTMENT AND DISCOUNT STORES -- 7.3%
1,749,856   Costco Wholesale Corporation++.....       68,682
1,251,490   Wal-Mart Stores, Inc. .............       63,200
                                                  ----------
                                                     131,882
                                                  ----------
            DIVERSIFIED MANUFACTURING -- 4.1%
1,776,869   General Electric Company...........       74,380
                                                  ----------
            ELECTRIC POWER -- NON
              NUCLEAR -- 1.8%
  600,706   Calpine Corporation++(a)...........       33,081
                                                  ----------
            HEALTH SERVICES -- 1.9%
  772,208   Tenet Healthcare Corporation++.....       33,977
                                                  ----------
            INTEGRATED OIL -- 2.9%
1,058,533   BP Amoco plc, ADR..................       52,524
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            INVESTMENT SERVICES -- 9.9%
  679,076   Goldman Sachs Group, Inc.(a).......   $   57,789
  733,560   Lehman Brothers Holdings Inc. .....       45,994
1,366,896   Merrill Lynch & Company, Inc. .....       75,727
                                                  ----------
                                                     179,510
                                                  ----------
            LODGING AND RECREATION -- 2.0%
  745,655   Four Seasons Hotels Inc.(a)........       36,902
                                                  ----------
            MEDICAL DEVICES AND SUPPLIES --1.0%
  187,939   Baxter International Inc. .........       17,693
                                                  ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 1.3%
  422,548   QUALCOMM Inc.++....................       23,927
                                                  ----------
            OILFIELD SERVICES -- 4.5%
  863,033   Schlumberger Ltd. .................       49,720
  459,066   Smith International, Inc.++(a).....       32,226
                                                  ----------
                                                      81,946
                                                  ----------
            PHARMACEUTICALS -- 13.9%
  616,925   Amgen Inc.++.......................       37,131
1,540,016   Genentech, Inc.++..................       77,771
1,140,349   Merck & Company, Inc. .............       86,553
1,217,447   Pfizer Inc.........................       49,854
                                                  ----------
                                                     251,309
                                                  ----------
            SOFTWARE -- 1.2%
  406,546   Microsoft Corporation++............       22,233
                                                  ----------
            SPECIALTY STORES -- 6.8%
1,812,986   Home Depot, Inc. ..................       78,140
1,649,653   Tiffany & Company(a)...............       44,953
                                                  ----------
                                                     123,093
                                                  ----------
            TOTAL COMMON STOCKS
            (Cost $1,684,732)..................    1,620,613
                                                  ----------
PRINCIPAL
 AMOUNT
  (000)
---------
            SHORT TERM INVESTMENTS -- 6.0%
            (Cost $108,385)
            FEDERAL HOME LOAN BANK (FHLB) -- 6.0%
$ 108,400   Discount note 04/02/01.............      108,370
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 196

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Focused Equities Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

 SHARES                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 7.6%
            (Cost $136,833)
  136,833   Nations Cash Reserves#.............      136,833
                                                  ----------
            TOTAL INVESTMENTS             103.0%   1,865,816
              (Cost $1,929,950*)......
                                                  ----------
            OTHER ASSETS AND              (3.0)%
              LIABILITIES (NET).......
            Cash...............................   $      348
            Receivable for investment                 83,121
              securities sold..................
            Dividends receivable...............        1,128
            Collateral on securities loaned....     (136,751)
            Investment advisory fee payable....       (1,185)
            Administration fee payable.........         (158)
            Accrued Trustees' fees and                   (13)
              expenses.........................
            Accrued expenses and other                   (44)
              liabilities......................
                                                  ----------
            TOTAL OTHER ASSETS AND LIABILITIES       (53,554)
              (NET)............................
                                                  ----------
            NET ASSETS................    100.0%  $1,812,262
                                                  ==========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $70,698 on investment securities was comprised of gross appreciation of $55,064 and gross depreciation of $125,762 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $1,936,514.

++ Non-income producing security.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $139,443 and $130,644, respectively.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 6). The portion that represents cash collateral is $136,751.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2001

                                                                GROWTH & INCOME          BLUE CHIP        FOCUSED EQUITIES
                                                               MASTER PORTFOLIO      MASTER PORTFOLIO     MASTER PORTFOLIO
                                                                 --------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $26, $58 and
  $153, respectively)......................................    $           3,344     $           9,891    $          12,184
Interest...................................................                3,249                 1,391               11,095
Securities lending.........................................                   70                    46                  298
                                                               -----------------     -----------------    -----------------
         Total investment income...........................                6,663                11,328               23,577
                                                               -----------------     -----------------    -----------------
EXPENSES:
Investment advisory fee....................................                4,704                 6,291               17,180
Administration fee.........................................                  627                   484                2,291
Fund accounting fees and expenses..........................                   --                    --                   --
Custodian fees.............................................                   41                    61                  159
Legal and audit fees.......................................                   29                    34                   30
Trustees' fees and expenses................................                   19                    19                   19
Interest expense...........................................                   --                    --                   15
Other......................................................                    7                    --                   35
                                                               -----------------     -----------------    -----------------
         Total expenses....................................                5,427                 6,889               19,729
Fees reduced by credits allowed by the custodian...........                  (17)                   (6)                 (10)
                                                               -----------------     -----------------    -----------------
    Net expenses...........................................                5,410                 6,883               19,719
                                                               -----------------     -----------------    -----------------
NET INVESTMENT INCOME......................................                1,253                 4,445                3,858
                                                               -----------------     -----------------    -----------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions....................................              (55,082)                  (28)            (262,982)
  Written options..........................................                   --                    --                   --
  Futures contracts........................................                   --                (5,059)                  --
  Foreign currency and net other assets....................                   --                    --                   (2)
                                                               -----------------     -----------------    -----------------
Net realized gain/(loss) on investments....................              (55,082)               (5,087)            (262,984)
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 7)......................................             (165,087)             (231,980)            (577,214)
  Futures contracts........................................                   --                (1,507)                  --
  Foreign currency and net other assets....................                   --                    --                   --*
                                                               -----------------     -----------------    -----------------
Net change in unrealized appreciation/(depreciation) of
  investments..............................................             (165,087)             (233,487)            (577,214)
Net realized and unrealized gain/(loss) on investments.....             (220,169)             (238,574)            (840,198)
                                                               -----------------     -----------------    -----------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................    $        (218,916)    $        (234,129)   $        (836,340)
                                                               =================     =================    =================

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 198

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF CHANGES IN NET ASSETS

                               GROWTH & INCOME                                                           FOCUSED EQUITIES
                               MASTER PORTFOLIO                BLUE CHIP MASTER PORTFOLIO                MASTER PORTFOLIO
                          --------------------------    -----------------------------------------    -------------------------
                                           PERIOD                        PERIOD         PERIOD                       PERIOD
                          YEAR ENDED        ENDED       YEAR ENDED        ENDED          ENDED       YEAR ENDED       ENDED
                            3/31/01      3/31/00(a)       3/31/01        3/31/00      5/14/99(b)       3/31/01     3/31/00(c)
                          ----------------------------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment
  income...............   $     1,253    $       (90)   $     4,445    $     3,435    $     1,287    $     3,858   $      (540)
Net realized
  gain/(loss) on
  investments..........       (55,082)         9,101         (5,087)        86,647         57,394       (262,984)       24,535
Net change in
  unrealized
  appreciation/
  (depreciation) of
  investments..........      (165,087)        43,475       (233,487)        44,620         10,459       (577,214)      137,004
                          -----------    -----------    -----------    -----------    -----------    -----------   -----------
Net increase/(decrease)
  in net assets
  resulting from
  operations...........      (218,916)        52,486       (234,129)       134,702         69,140       (836,340)      160,999
Contributions..........       336,334        670,827        139,235         37,026         45,223      1,235,706     2,482,428
Withdrawals............      (216,867)       (93,814)      (169,959)       (96,955)       (49,779)      (850,270)     (380,261)
                          -----------    -----------    -----------    -----------    -----------    -----------   -----------
Net increase/(decrease)
  in net assets........       (99,449)       629,499       (264,853)        74,773         64,584       (450,904)    2,263,166
NET ASSETS:
Beginning of period....       629,499             --      1,047,103        972,330        907,746      2,263,166            --
                          -----------    -----------    -----------    -----------    -----------    -----------   -----------
End of period..........   $   530,050    $   629,499    $   782,250    $ 1,047,103    $   972,330    $ 1,812,262   $ 2,263,166
                          ===========    ===========    ===========    ===========    ===========    ===========   ===========

  SUPPLEMENTARY DATA

                                                                                                              WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                              ----------------
                                                         RATIO OF        RATIO OF NET                             RATIO OF
                                                        OPERATING         INVESTMENT                             OPERATING
                                                         EXPENSES       INCOME/(LOSS)         PORTFOLIO         EXPENSES TO
                                                        TO AVERAGE        TO AVERAGE           TURNOVER           AVERAGE
                                                        NET ASSETS        NET ASSETS             RATE            NET ASSETS
                                                      ------------------------------------------------------------------------
GROWTH & INCOME MASTER PORTFOLIO:
Year ended 3/31/2001..............................         0.86%(d)          0.20%               113%               0.86%(d)
Period ended 3/31/2000(a).........................         0.86+(d)         (0.04)+               60            0.86+(d)
BLUE CHIP MASTER PORTFOLIO:
Year ended 3/31/2001..............................         0.71%(d)          0.46%                59%               0.71%(d)
Period ended 3/31/2000............................         0.73+(d)          0.40+                47            0.73+(d)
Period ended 5/14/1999(b).........................         0.61+             0.65+                19                0.61
Year ended 2/28/1999(b)...........................         0.62              0.85                 57                0.62
Year ended 2/28/1998(b)...........................         0.65              1.11                 67                1.06
Year ended 2/28/1997(b)...........................         0.62              1.62                 91                1.34
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2001..............................         0.86%(d)(e)       0.17%               134%               0.86%(d)
Period ended 3/31/2000(c).........................         0.84+(d)         (0.07)+               84%           0.84+(d)

---------------

+  Annualized.

(a) Growth & Income Master Portfolio commenced operations on October 8, 1999.

(b) Represents financial information for the Pacific Horizon Blue Chip Portfolio, which was reorganized into Blue Chip Master Portfolio on May 21, 1999.

(c)  Focused Equities Master Portfolio commenced operations on October 8, 1999.

(d) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2001, the Trust offered ten separate portfolios. These financial statements pertain only to Nations Marsico Growth & Income Master Portfolio, Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2001:

Growth & Income Master Portfolio:
  Nations Marsico Growth & Income Fund........  97.6%
  Nations Marsico Growth & Income Fund
    (Offshore)................................   1.3%
  Banc of America Capital Management Funds
    I -- Growth & Income Fund.................   1.1%
Blue Chip Master Portfolio:
  Nations Blue Chip Fund......................  95.4%
  Nations Blue Chip Fund (Offshore)...........   4.6%
Focused Equities Master Portfolio:
  Nations Marsico Focused Equities Fund.......  98.9%
  Nations Marsico Focused Equities Fund
    (Offshore)................................   0.7%
  Banc of America Capital Management Funds
    I -- Focused Equities Fund................   0.4%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Master Portfolios may invest in futures contracts. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                ANNUAL
                                                 RATE
                                                ------
Growth & Income Master Portfolio..............   0.75%
Blue Chip Master Portfolio....................   0.65%
Focused Equities Master Portfolio.............   0.75%

The Trust has, on behalf of the Growth & Income and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BAAI and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.45% of each Master Portfolio's average daily net assets.

The Trust has, on behalf of the Blue Chip Master Portfolio, entered into a sub-advisory agreement with BAAI and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which Chicago Equity is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.25% of the Master Portfolio's average daily net assets.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Blue Chip Master Portfolio's average daily net assets and 0.10% of the Growth & Income and Focused Equities Master Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the year ended March 31, 2001, BAAI earned 0.10%, 0.05%, and 0.10%, respectively, from the average daily net assets of the Growth & Income, Blue Chip and Focused Equities Master Portfolios for its co-administration services.

BNY serves as the custodian of the Trust's assets. For the year ended March 31, 2001, expenses of the Master Portfolios were reduced by $32,228 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

For the year ended March 31, 2001, Growth & Income Master Portfolio and Focused Equities Master Portfolio paid commissions of $68,542 and $318,814, respectively, to certain affiliates of BAAI in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America or BAAI, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, the Master Portfolios earned $1,230,253 in the aggregate from such investments, which is included in interest income.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
                                -----------------------
Growth & Income Master
  Portfolio...................  $  718,157   $  636,120
Blue Chip Master Portfolio....     548,574      563,709
Focused Equities Master
  Portfolio...................   3,019,135    2,726,824

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2001 were as follows:

                                    PURCHASES     SALES
                                      (000)       (000)
                                    --------------------
Growth & Income Master
  Portfolio.......................   $15,148     $19,324
Blue Chip Master Portfolio........     5,847         312
Focused Equities Master
  Portfolio.......................    68,054      97,901

4.  FUTURES CONTRACTS

At March 31, 2001, the following Master Portfolio had futures contracts open:

                                     VALUE OF
                                   CONTRACT WHEN   MARKET VALUE     UNREALIZED
                       NUMBER OF      OPENED       OF CONTRACTS    DEPRECIATION
DESCRIPTION            CONTRACTS       (000)          (000)           (000)
--------------------------------------------------------------------------------
BLUE CHIP MASTER
 PORTFOLIO:
S&P Futures (long
 position) expiring
 June 2001(a)........     35          $10,426        $10,231          $(195)

---------------
(a) Securities have been segregated as collateral for the Blue Chip Master Portfolio for open futures contracts.

5.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2001, there were no loans outstanding under this Agreement. For the year ended March 31, 2001, borrowings by the Master Portfolios under the Agreement were as follows:

                                       AVERAGE
                                       AMOUNT       AVERAGE
                                     OUTSTANDING    INTEREST
PORTFOLIO                               (000)         RATE
------------------------------------------------------------
Focused Equities Master
  Portfolio........................     $184          5.96%

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Master Portfolio paid its pro rata share. This fee was paid quarterly in arrears. Each participating Master Portfolio was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Master Portfolios under the committed line of credit.

6.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Master Portfolios had securities on loan:

                                   MARKET VALUE      MARKET
                                    OF LOANED         VALUE
                                    SECURITIES    OF COLLATERAL
PORTFOLIO                             (000)           (000)
---------------------------------------------------------------
Growth & Income Master
  Portfolio......................    $ 49,490       $ 50,637
Blue Chip Master Portfolio.......      21,232         22,037
Focused Equities Master
  Portfolio......................     130,644        136,751

7.  REORGANIZATION OF MASTER INVESTMENT TRUST, SERIES I

On May 21, 1999, Blue Chip Master Portfolio, a newly established portfolio, acquired the assets and assumed the liabilities of the Pacific Horizon Blue Chip Master Portfolio ("Acquired Portfolio"), a series of Master Investment Trust, Series I, pursuant to a plan of reorganization approved by its investors. The acquisition

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

was accomplished by a tax-free exchange of shares of Blue Chip Master Portfolio in an amount equal to the outstanding interests of the Acquired Portfolio. The financial statements of the Blue Chip Master Portfolio reflect the historical financial results of the Acquired Portfolio prior to the reorganization. Additionally, the fiscal year end of the Blue Chip Master Portfolio for financial reporting purposes was changed to coincide with that of the Trust.

8.  SUBSEQUENT EVENT

On April 5, 2001, BAAI reorganized into a successor entity named Banc of America Advisors, LLC. The successor entity is organized as a limited liability company under the laws of the State of North Carolina.

NATIONS MASTER INVESTMENT TRUST
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio (portfolios of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

                     [This page intentionally left blank.]

THE NATIONS FUNDS FAMILY OF FUNDS
A spectrum of fund choices for building a total asset-allocation strategy


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, KS,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS
GROWTH FUNDS
Nations Financial Services Fund
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Aggressive Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Classic Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL/GLOBAL FUNDS
Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations Managed Index Fund
     Nations LargeCap Index Fund
     Nations MidCap Index Fund
     Nations SmallCap Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

STKAR (3/01)